UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices) (Zip code)

Tina Wilson

100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code:    (860) 562-1000

Date of fiscal year end:      12/31/2017

Date of reporting period:     12/31/2017

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund II

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Tina Wilson

“MassMutual believes that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing.”

December 31, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. One campaign promise fulfilled was the passage of tax reform, as President Trump signed sweeping tax legislation (i.e., the Tax Cuts and Jobs Act) into law on December 22, 2017.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe investors preparing for retirement who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their long-term income retirement goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement accounts. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining retirement accounts that contain a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for adequate retirement income based on your long-term needs;

•	are invested properly for all market conditions, based on your retirement income goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than people. Our commitment has always been to help you care for the people you care about. We’ve helped people secure their future and protect the ones they love since 1851. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet, beginning in 2017.

•	Investment-grade bond investors saw the smallest returns during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended December 31, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment types.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled, for a good bit of the year, to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period. One campaign promise that the President was able to fulfill, however, was the passage of tax reform (i.e., the Tax Cuts and Jobs Act), which he signed into law on December 22, 2017.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. (This, despite the fact that many companies cited the impact of hurricanes and high foreign exchange rates as negatively impacting earnings or revenue in the third quarter.) While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to influence domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence. The Fed raised short-term interest rates three times during the fiscal year – in March, June and December of 2017. After starting the reporting period at 0.75%, the short-term interest rate ended the year at 1.50%. In September, the Fed introduced plans to begin selling down its balance sheet, ending the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). In other Fed news, President Trump announced his

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

selection of Jerome Powell as the next Fed chair following current chair Janet Yellen’s term. The selection, which was largely anticipated, is expected to be supportive of markets. As noted earlier, the Fed’s impact on the markets in 2017 was relatively muted compared to recent years, when the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

During the one-year period ended December 31, 2017, the technology-focused NASDAQ Composite® Index rose 29.64%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 21.83%, the Dow Jones Industrial AverageSM grew 28.11%, and the Russell 2000® Index of small-capitalization stocks added 14.65%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed other domestic indexes for the reporting period, as the Russell 1000® Growth Index reported a remarkable 30.21% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned an impressive 25.03% for the fiscal year. Developing market companies also delivered strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose an astounding 37.28%.*

Investment-grade bond investors were once again left largely on the sidelines, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, advanced only 3.54% for the period. Market yields generally accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging time for the bond market.

Yield on the 2-year U.S. Treasury bond rose to end the reporting period at 1.88%. Yield on the 10-year Treasury bond dropped a modest 0.03%, ending the period at 2.41%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed-income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 7.50%.*

With nine consecutive quarters of positive returns for the S&P 500 now in the history books, thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is, for those investors seeking retirement income, the wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. Consequently, as we close out this fiscal year, you may find that this is the right time to evaluate your portfolio to ensure that it matches your overall risk tolerance, investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 15.25%, significantly underperforming the 21.83% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed, by a wide margin, the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities. The Fund outperformed the 14.10% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund outperformed the 14.26% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, the Fund had a substantial portion of its portfolio invested in equities, which rose over 21% in 2017. Within the equity investments in the Fund, a lower-than-benchmark allocation to strong-performing large-cap growth stocks, such as Amazon, detracted from the Fund’s relative performance during the year, since growth stocks outperformed their value counterparts by 16.5% in 2017. The companies that have been growing their earnings and revenues the most had the highest return in 2017. Often investors will favor value-oriented companies when the economy is accelerating, as they generally benefit from cyclical growth; in 2017, however, that was not the case. Instead, investors clamored to own companies that were growing rapidly, and many of these companies were beneficiaries of the use of data and artificial intelligence. Generally, these companies underperformed in 2016, so some of the 2017 gains were catch-up, but certainly not all. We believe the rest has been a realization by investors that these companies are extremely profitable, earning high margins – and may be able to maintain those growth levels for longer than many had previously believed. For example, Alphabet, the parent company of well-known web search company Google, collects massive amounts of data each day and makes the bulk of their money by selling that data. Alphabet rose over 32% in 2017, and their earnings are estimated to have risen over 16% in 2017. (The company’s share price rose only 1.8% in 2016, even as their earnings grew 22%.) On the opposite end of the spectrum, companies that pay high dividends generally underperformed the rest of the market, as investors have begun to question how much should be paid for these slow-growing companies.

In the Fund’s fixed-income investments, the Fund was more invested in corporate bonds than was the bond component’s benchmark, and this helped performance. (Corporate bonds often have performance that more similarly resembles equity performance, rather than bond performance.) The Fund was also able to successfully navigate between 30- and 15-year mortgages over the period, based on relative value pricing, proving that positive performance contributions can be found even in challenging periods.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. The equity portion of the Fund did not use derivatives during the year. The fixed-income component uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. They may also be used as a substitute as a direct investment. In aggregate, these positions detracted from performance for the year.

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking to 2018, we continue to favor equities, as the fundamental reason for their higher than normal margins has not changed. Companies have had lower growth in wage cost due to the globalization of labor markets and the move to automation. These trends are in place, and we don’t see them changing dramatically in 2018. As for the high-growth companies, we remember a similar run by the internet companies in the late 1990s. We believe there are fundamental differences now because the current crop of big growers is making a tremendous amount of money. Valuation does ultimately matter, though, so our view is that these companies will need to continue to grow rapidly to support their high valuations. Some will not be able to, but the Fund is invested in some that Fund management believes will.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

Common Stock	70.2%
Corporate Debt	10.2%
Non-U.S. Government Agency Obligations	8.5%
U.S. Government Agency Obligations and Instrumentalities	7.4%
U.S. Treasury Obligations	2.8%
Sovereign Debt Obligations	0.2%
Municipal Obligations	0.2%
Purchased Options	0.1%
Preferred Stock	0.1%
Rights	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	15.25%	11.00%	7.62%
S&P 500 Index*	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
Lipper Balanced Fund Index	14.10%	8.73%	5.73%
Custom Balanced Index	14.26%	10.25%	7.09%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	14.97%	10.73%	8.63%
S&P 500 Index*	21.83%	15.79%	10.42%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%
Lipper Balanced Fund Index	14.10%	8.73%	7.00%
Custom Balanced Index	14.26%	10.25%	8.29%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including developed and emerging market securities. The Fund may invest up to 10% of its net assets in debt securities. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 59% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which was responsible for approximately 41% of the Fund’s portfolio, as of December 31, 2017. Effective December 4, 2017, Brandywine Global replaced Loomis, Sayles & Company, L.P. (Loomis Sayles) as a co-subadviser of the MML Equity Fund.

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 15.79%, outperforming the 13.66% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time that Loomis Sayles served as co-subadviser for the Fund (January 1 – December 3, 2017), the Fund component holdings that contributed most to performance were Bank of America and JPMorgan Chase. Solid earnings results plus various positive developments on the deregulation front served as positive catalysts for stocks within the financials sector, as did the beneficial outlook for these shares due to the prospects of tax reform passage. Two Fund component holdings detracted the most from full-year returns: Advance Auto Parts and Anadarko Petroleum. Shares of Advance Auto Parts came under severe pressure throughout the year, due to the combination of elevated expectations and industry deceleration. Anadarko underperformed in the wake of the Colorado home explosion that originated from a gas leak in a nearby well. While it is unclear who will ultimately be deemed responsible for the explosion, Anadarko, as the owner of the well at the time of the tragedy, saw its share price decline.

For the time that Brandywine Global served as co-subadviser for the Fund (December 4 – December 31, 2017), many of this Fund component’s lowest-momentum energy holdings performed extraordinarily well, as the price of crude oil moved markedly higher. This Fund component’s underweight allocation, relative to the benchmark, to the utilities sector (the worst-performing sector in December by a wide margin) benefited performance. Fund component holdings in the energy and technology sectors hindered performance.

With respect to the OFI portion of the Fund, the top-performing Fund component holdings were in the financials sector, including Bank of America and JPMorgan Chase. The financials sector in general performed well in 2017, as investors became more optimistic about tax reform, which they viewed could positively impact banks. Bank of America and JPMorgan were both beneficiaries of the rally in financial stocks. Another top contributor was XPO Logistics, Inc. Shares of this Fund component holding, a vertically integrated logistics company providing both freight brokerage and trucking services, advanced strongly – due to solid margin improvement after integrating the 2015 acquisition of trucking company Con-Way. Top detractors from performance included energy Fund component holdings Hess Corporation (an American global energy company engaged in the exploration and production of crude oil and natural gas) and Weatherford International plc, one of the largest multinational oilfield service companies. Financial stock Synchrony Financial was another Fund component holding that detracted from results. Synchrony Financial, which provides private label credit cards to merchants, declined after reporting financial results that fell short of expectations. OFI eliminated the position from its portfolio.

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In the view of Brandywine Global, the economy remains quite strong as we head into 2018. Our bottom-up sector weighting remains more pro-cyclical and positively exposed to higher interest rates. At year end, our Fund component held overweight positions in consumer discretionary, technology, and banks and insurance companies within the finance sector, as well as large underweights in higher-yielding utilities and real estate companies. In our view, changes in tax policy have the potential to continue to benefit our Fund component holdings in the industrials, consumer discretionary and financial sectors, particularly if tax reform ultimately contributes to higher economic growth than expected.

OFI observes that 2017 was characterized by improving global economic activity. As bottom-up value investors, we believe there are attractively valued stocks that can benefit from these positive trends. While many investors focus on a short-term view when considering potential investments, we use in-depth fundamental research to identify companies that could be poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/17

JP Morgan Chase & Co.	4.7%
Bank of America Corp.	3.3%
Chevron Corp.	2.8%
Citigroup, Inc.	2.5%
Wal-Mart Stores, Inc.	2.4%
Pfizer, Inc.	2.2%
Apple, Inc.	2.0%
UnitedHealth Group, Inc.	1.8%
Suncor Energy, Inc.	1.7%
Johnson & Johnson	1.7%

25.1%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/17

Financial	30.8%
Consumer, Non-cyclical	16.1%
Industrial	10.7%
Consumer, Cyclical	10.2%
Technology	9.7%
Energy	9.5%
Communications	6.5%
Mutual Funds	2.9%
Utilities	2.8%
Basic Materials	1.9%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	15.79%	13.36%	6.24%
Russell 1000 Value Index	13.66%	14.04%	7.10%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	15.50%	13.08%	8.05%
Russell 1000 Value Index	13.66%	14.04%	9.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 4.69%, outperforming the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, the Fund’s overweight allocation, relative to the benchmark, to investment-grade corporate bonds was a positive contributor to performance. Security selection within the banking sector benefited full-year returns, despite the Fund being slightly underweight in this sector. The Fund’s exposure to the insurance sector also contributed positively to performance, as insurers continued to improve their earnings and capital positions.

An overweight to asset-backed securities (ABS) sector was the primary positive contributor within the securitized sector, with holdings concentrated in government-guaranteed FFELP (Federal Family Education Loan Program) student loans. Once rating review and action was taken by the Nationally Recognized Statistical Rating Organizations early in 2017, prices on these securities recovered.

Agency mortgage-backed securities (MBS) also contributed to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund held an underweight stake in this sector, on average, as it has provided relatively low returns. Tactical positioning in lower-coupon securities during the beginning of the period and rotating into higher coupons later helped performance. The Fund was also able to successfully navigate between 30- and 15-year mortgages over the period, based on relative value pricing, proving that positive performance contributions can be found even in challenging periods.

Fund holdings within the integrated oil sector detracted from performance. Within energy, the Fund was positioned in the pipeline and drilling sub-sectors, as those companies are diversified and less sensitive to the spot price of oil. Taxable municipal bonds also hampered performance. The Fund managed to avoid headline names in the municipal market, but overall sector performance lagged relative to the benchmark, as late in the year many of those troubled headline names rallied amid strong economic conditions.

The Fund uses derivative instruments – securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties – for yield curve, duration, downside hedging and to gain exposures. They may also be used as a substitute for a direct investment. In aggregate, these positions detracted from performance over the year.

Subadviser outlook

Our view is that global growth prospects remain relatively sound. This has pushed short-maturity government bond yields higher, as market participants have begun to reappraise future monetary policy expectations. Longer-dated maturity yields have fallen – reflecting the current benign inflation environment. Risk assets have performed well, suggesting that investors are increasingly taking note of a period of stronger, synchronized global growth.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

As we move into 2018, the Fund is focusing on yield opportunities away from Treasury and government bonds. In our view, ABS is attractive, relative to other shorter-duration fixed-income asset classes. The natural liquidity profile from monthly principal paydowns provides a frequent source of income. We believe that corporate fundamentals, though still stretched, are improving, and could continue with a tailwind from a weaker U.S. dollar and tax reform-fueled stronger earnings. For now, economic and market volatility remains subdued, but we believe it could tick upward as global central banks become more hawkish, suggesting that “credit picking” could continue to trump sector rotation strategies.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

Corporate Debt	35.2%
Non-U.S. Government Agency Obligations	28.7%
U.S. Government Agency Obligations and Instrumentalities	25.2%
U.S. Treasury Obligations	7.2%
Municipal Obligations	0.8%
Sovereign Debt Obligations	0.7%
Purchased Options	0.4%
Preferred Stock	0.2%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	4.69%	2.26%	4.35%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	4.43%	2.00%	4.35%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 0.36%, underperforming the 0.84% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Short-term interest rates have started to move off their historical lows, as monetary policy ever so slowly starts to tighten. LIBOR (London Interbank Offered Rate) rates increased over the last year, due to Federal Reserve (the “Fed”) rate hikes in March, June and December of 2017. One-month LIBOR has increased 0.73% to 1.50% over the year and three-month LIBOR increased 0.63% to 1.63% over the 12-month period.

In 2016, the Fund converted to a government-only fund from a prime fund. The Fund consists of United States government securities or those issued by one of the U.S. government agencies. The Fund bought a large amount of adjustable rate agency paper in order to maximize yield while keeping the Weighted Average Maturity (WAM) at a manageable level. These adjustable rate issues continued to provide an attractive yield advantage for the Fund, as the Fed raised rates three times in 2017, sending LIBOR higher. The Fund does have some exposure to longer-dated fixed-maturity agency paper. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Almost all of that paper matures in the first quarter of 2018. These instruments trade slightly cheaper than U.S. Treasury bills.

The Fund underperformed its benchmark due to shortening of WAM during the period. The WAM of the Fund dropped quite a bit in 2017, but the Weighted Average Life (WAL), which takes into account a bond’s final maturity date, has not dropped nearly as much. Much of the drop in WAM can be attributed to many more one-month agency adjustable rate issues (instead of three-month issues) being purchased in 2017, as the Fund tried to capitalize on the flattening between the one-month and three-month LIBOR curve. The other component of the drop in WAM has been the Fund’s desire to keep fixed rate purchases short of, or right around, any Fed meeting that might be in play. In the last 12 months, we have seen the Fed hike rates three times. The decrease in WAM has allowed the Fund to react quickly to changing market conditions and to maintain its commitment to the objectives of stability and liquidity. In addition to WAM shortening, fund expenses also contributed to under performance compared to the benchmark.

Subadviser outlook

In our view, global growth prospects remain relatively sound. This has pushed short government bond yields and LIBOR higher, as market participants have begun to reappraise future monetary policy expectations across both domestic and international markets. Risk assets have performed well, suggesting that investors are looking at better global growth prospects.

The Fund is buying adjustable rate issues when it makes sense and keeping most fixed rate purchases short. In a rising rate environment, such as the one we are in, the WAM of the Fund should not rise meaningfully, and may even drop, as two to three

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

more interest rate hikes could materialize in 2018. As a way to protect against these future hikes, the Fund will continue to purchase adjustable rate paper and short fixed rate paper.

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

Discount Notes	86.8%
Repurchase Agreement	13.4%
Time Deposits	0.1%

Total Short-Term Investments	100.3%
Other Assets and Liabilities	(0.3)%

Net Assets	100.0%

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML U.S. Government Money Market Fund Initial Class and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	0.36%	0.09%	0.26%
Citigroup 3-Month Treasury Bill Index	0.84%	0.24%	0.34%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

MML Blend Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 70.3%

COMMON STOCK — 70.2%
Basic Materials — 1.4%
Chemicals — 1.1%
Air Products & Chemicals, Inc.	7,795	$1,279,004
Albemarle Corp.	5,110	653,518
CF Industries Holdings, Inc.	37,990	1,616,095
DowDuPont, Inc.	2,820	200,840
Eastman Chemical Co.	6,070	562,325
LyondellBasell Industries NV Class A	10,230	1,128,574
Monsanto Co.	6,694	781,725
PPG Industries, Inc.	8	934
Praxair, Inc.	6,736	1,041,924
The Sherwin-Williams Co.	3	1,230

		7,266,169

Forest Products & Paper — 0.0%
International Paper Co.	3,587	207,831

Iron & Steel — 0.0%
Nucor Corp.	56	3,561

Mining — 0.3%
Freeport-McMoRan, Inc. (a)	70,864	1,343,582
Newmont Mining Corp.	23,670	888,098

		2,231,680

		9,709,241

Communications — 9.2%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	6,922	139,548
Omnicom Group, Inc.	3,747	272,894

		412,442

Internet — 5.6%
Alphabet, Inc. Class A (a)	11,020	11,608,468
Alphabet, Inc. Class C (a)	6,591	6,896,823
Amazon.com, Inc. (a)	3,550	4,151,619
eBay, Inc. (a)	20,777	784,124
Expedia, Inc.	5,157	617,654
F5 Networks, Inc. (a)	6,200	813,564
Facebook, Inc. Class A (a)	60,670	10,705,828
Netflix, Inc. (a)	1,593	305,792
The Priceline Group, Inc. (a)	891	1,548,326
Symantec Corp.	55	1,543
TripAdvisor, Inc. (a)	37	1,275
VeriSign, Inc. (a)	16,091	1,841,454

		39,276,470

Media — 1.7%
CBS Corp. Class B	57	3,363
Charter Communications, Inc. Class A (a)	401	134,720

	Number of Shares	Value
Comcast Corp. Class A	128,424	$5,143,381
Discovery Communications, Inc. Class A (a)	27,900	624,402
Discovery Communications, Inc. Class C (a)	6,900	146,073
DISH Network Corp. Class A (a)	12,200	582,550
News Corp. Class A	81,166	1,315,701
Scripps Networks Interactive, Inc. Class A	8,072	689,187
Time Warner, Inc.	18,005	1,646,917
Twenty-First Century Fox, Inc. Class A	19,567	675,649
Twenty-First Century Fox, Inc. Class B	8,100	276,372
Viacom, Inc. Class B	12,810	394,676
The Walt Disney Co.	2	215

		11,633,206

Telecommunications — 1.8%
AT&T, Inc.	184,253	7,163,757
CenturyLink, Inc.	28	467
Cisco Systems, Inc.	103,042	3,946,509
Juniper Networks, Inc.	25,489	726,436
Motorola Solutions, Inc.	3,137	283,396
Verizon Communications, Inc.	7,155	378,714

		12,499,279

		63,821,397

Consumer, Cyclical — 6.8%
Airlines — 0.9%
Alaska Air Group, Inc.	21,700	1,595,167
American Airlines Group, Inc.	28,200	1,467,246
Delta Air Lines, Inc.	23,200	1,299,200
Southwest Airlines Co.	10,383	679,567
United Continental Holdings, Inc. (a)	22,100	1,489,540

		6,530,720

Apparel — 0.5%
Hanesbrands, Inc.	6,900	144,279
Michael Kors Holdings Ltd. (a)	6,900	434,355
NIKE, Inc. Class B	84	5,254
Ralph Lauren Corp.	13,350	1,384,262
VF Corp.	14,900	1,102,600

		3,070,750

Auto Manufacturers — 0.7%
Ford Motor Co.	128,513	1,605,127
General Motors Co.	45,200	1,852,748
PACCAR, Inc.	14,022	996,684

		4,454,559

Auto Parts & Equipment — 0.4%
Aptiv PLC	9,300	788,919
BorgWarner, Inc.	33,300	1,701,297

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Delphi Technologies PLC (a)	3,100	$162,657
The Goodyear Tire & Rubber Co.	4,351	140,581

		2,793,454

Distribution & Wholesale — 0.1%
Fastenal Co.	82	4,485
W.W. Grainger, Inc.	3,402	803,722

		808,207

Home Builders — 0.2%
D.R. Horton, Inc.	21,747	1,110,620
PulteGroup, Inc.	16,873	561,027

		1,671,647

Home Furnishing — 0.0%
Leggett & Platt, Inc.	86	4,105
Whirlpool Corp.	1,243	209,619

		213,724

Leisure Time — 0.3%
Harley-Davidson, Inc.	34,902	1,775,814
Royal Caribbean Cruises Ltd.	3,720	443,721

		2,219,535

Lodging — 0.6%
Hilton Worldwide Holdings, Inc.	12,700	1,014,222
Marriott International, Inc. Class A	14,171	1,923,430
Wyndham Worldwide Corp.	5,709	661,502
Wynn Resorts Ltd.	3,038	512,176

		4,111,330

Retail — 3.1%
AutoZone, Inc. (a)	494	351,417
Best Buy Co., Inc.	11,892	814,245
Costco Wholesale Corp.	7,370	1,371,704
CVS Health Corp.	21,694	1,572,815
Darden Restaurants, Inc.	2,654	254,837
Dollar Tree, Inc. (a)	48	5,151
Foot Locker, Inc.	42,300	1,983,024
The Gap, Inc.	10,990	374,319
Genuine Parts Co.	34	3,230
The Home Depot, Inc.	11,887	2,252,943
Kohl’s Corp.	6,330	343,276
L Brands, Inc.	2,200	132,484
Lowe’s Cos., Inc.	95	8,829
Macy’s, Inc.	76,551	1,928,320
McDonald’s Corp.	7,350	1,265,082
Nordstrom, Inc.	2,308	109,353
O’Reilly Automotive, Inc. (a)	333	80,100
PVH Corp.	1,620	222,280
Ross Stores, Inc.	2,644	212,181
Signet Jewelers Ltd.	34,900	1,973,595
Starbucks Corp.	54	3,101
Tapestry, Inc.	6,220	275,111
Target Corp.	17,286	1,127,912
Tiffany & Co.	802	83,368

	Number of Shares	Value
The TJX Cos., Inc.	3,106	$237,485
Wal-Mart Stores, Inc.	30,922	3,053,548
Walgreens Boots Alliance, Inc.	16,557	1,202,369
Yum! Brands, Inc.	35	2,856

		21,244,935

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	461	41,901
Mattel, Inc.	90	1,384

		43,285

		47,162,146

Consumer, Non-cyclical — 15.4%
Agriculture — 0.5%
Altria Group, Inc.	27,959	1,996,552
Archer-Daniels-Midland Co.	92	3,687
Philip Morris International, Inc.	16,486	1,741,746

		3,741,985

Beverages — 0.9%
Brown-Forman Corp. Class B	12	824
The Coca-Cola Co.	24,930	1,143,788
Constellation Brands, Inc. Class A	542	123,885
Dr. Pepper Snapple Group, Inc.	4,404	427,452
PepsiCo, Inc.	36,270	4,349,499

		6,045,448

Biotechnology — 1.7%
Amgen, Inc.	27,781	4,831,116
Biogen, Inc. (a)	3,662	1,166,603
Celgene Corp. (a)	16,176	1,688,127
Gilead Sciences, Inc.	54,610	3,912,261

		11,598,107

Commercial Services — 1.4%
Automatic Data Processing, Inc.	4,809	563,567
Cintas Corp.	1,878	292,649
Ecolab, Inc.	2	268
Equifax, Inc.	132	15,565
H&R Block, Inc.	29,063	762,032
Moody’s Corp.	3,330	491,541
PayPal Holdings, Inc. (a)	30,877	2,273,165
Quanta Services, Inc. (a)	13	508
Robert Half International, Inc.	26	1,444
S&P Global, Inc.	5,508	933,055
Total System Services, Inc.	26,107	2,064,803
United Rentals, Inc. (a)	7,110	1,222,280
The Western Union Co.	71,888	1,366,591

		9,987,468

Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	5,906	445,608
The Estee Lauder Cos., Inc. Class A	7,910	1,006,468
The Procter & Gamble Co.	68,829	6,324,009

		7,776,085

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 0.8%
Campbell Soup Co.	1,624	$78,131
Conagra Brands, Inc.	45,174	1,701,705
General Mills, Inc.	1,962	116,327
The Hershey Co.	1,647	186,951
Hormel Foods Corp.	15,732	572,487
The J.M. Smucker Co.	845	104,983
Kellogg Co.	8,428	572,935
The Kraft Heinz Co.	4,958	385,534
The Kroger Co.	34,958	959,597
McCormick & Co., Inc.	161	16,407
Mondelez International, Inc. Class A	75	3,210
Sysco Corp.	5,334	323,934
Tyson Foods, Inc. Class A	4,301	348,682

		5,370,883

Health Care – Products — 1.9%
Abbott Laboratories	31,601	1,803,469
Align Technology, Inc. (a)	2,440	542,144
Baxter International, Inc.	37,161	2,402,087
Becton, Dickinson & Co.	5,653	1,209,986
Boston Scientific Corp. (a)	46,600	1,155,214
The Cooper Cos., Inc.	1,240	270,171
Danaher Corp.	11,256	1,044,782
DENTSPLY SIRONA, Inc.	56	3,686
Edwards Lifesciences Corp. (a)	30	3,381
Hologic, Inc. (a)	1,400	59,850
Intuitive Surgical, Inc. (a)	288	105,103
Medtronic PLC	36,300	2,931,225
Patterson Cos., Inc.	86	3,107
Stryker Corp.	4,630	716,909
Thermo Fisher Scientific, Inc.	3,971	754,014
Varian Medical Systems, Inc. (a)	2,097	233,082
Zimmer Biomet Holdings, Inc.	2,455	296,245

		13,534,455

Health Care – Services — 1.8%
Aetna, Inc.	6,227	1,123,289
Anthem, Inc.	5,796	1,304,158
Centene Corp. (a)	17,600	1,775,488
Cigna Corp.	6,512	1,322,522
DaVita, Inc. (a)	3,030	218,917
HCA Healthcare, Inc. (a)	2,600	228,384
Humana, Inc.	1,084	268,908
Laboratory Corp. of America Holdings (a)	2	319
Quest Diagnostics, Inc.	3,309	325,903
UnitedHealth Group, Inc.	26,944	5,940,074
Universal Health Services, Inc. Class B	50	5,668

		12,513,630

Household Products & Wares — 0.2%
Avery Dennison Corp.	1,915	219,957

	Number of Shares	Value
The Clorox Co.	723	$107,539
Kimberly-Clark Corp.	7,345	886,248

		1,213,744

Pharmaceuticals — 5.1%
AbbVie, Inc.	49,322	4,769,931
Allergan PLC	9,790	1,601,448
AmerisourceBergen Corp.	1,507	138,373
Bristol-Myers Squibb Co.	20,767	1,272,602
Cardinal Health, Inc.	15,778	966,718
Eli Lilly & Co.	16,614	1,403,218
Express Scripts Holding Co. (a)	23,301	1,739,187
Johnson & Johnson	57,122	7,981,086
McKesson Corp.	7,525	1,173,524
Merck & Co., Inc.	51,583	2,902,575
Mylan NV (a)	32,247	1,364,370
Perrigo Co. PLC	20,600	1,795,496
Pfizer, Inc.	207,241	7,506,269
Zoetis, Inc.	11,400	821,256

		35,436,053

		107,217,858

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	37	980

Energy — 3.1%
Oil & Gas — 2.9%
Anadarko Petroleum Corp.	48	2,575
Andeavor	2,517	287,794
Apache Corp.	21	886
Cabot Oil & Gas Corp.	48	1,373
Chesapeake Energy Corp. (a)	90	356
Chevron Corp.	17,788	2,226,880
ConocoPhillips	39	2,141
Devon Energy Corp.	43,647	1,806,986
EOG Resources, Inc.	6,478	699,041
EQT Corp.	97	5,521
Exxon Mobil Corp.	63,897	5,344,345
Helmerich & Payne, Inc.	60	3,878
Hess Corp.	32	1,519
Marathon Oil Corp.	106,627	1,805,195
Marathon Petroleum Corp.	37,706	2,487,842
Newfield Exploration Co. (a)	36,100	1,138,233
Noble Energy, Inc.	56	1,632
Occidental Petroleum Corp.	13,315	980,783
Phillips 66	2,869	290,199
Pioneer Natural Resources Co.	1	173
Range Resources Corp.	99	1,689
Valero Energy Corp.	33,500	3,078,985

		20,168,026

Oil & Gas Services — 0.2%
Baker Hughes a GE Co.	31	981
Halliburton Co.	17,867	873,160

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
National Oilwell Varco, Inc.	5,594	$201,496
Schlumberger Ltd.	4,531	305,344
TechnipFMC PLC	8,340	261,126

		1,642,107

Pipelines — 0.0%
Kinder Morgan, Inc.	38	687
The Williams Cos., Inc.	48	1,463

		2,150

		21,812,283

Financial — 14.1%
Banks — 7.1%
Bank of America Corp.	278,498	8,221,261
The Bank of New York Mellon Corp.	29,707	1,600,019
BB&T Corp.	3,166	157,414
Capital One Financial Corp.	9,142	910,360
Citigroup, Inc.	95,251	7,087,627
Citizens Financial Group, Inc.	57,900	2,430,642
Comerica, Inc.	8,721	757,070
Fifth Third Bancorp	67,621	2,051,621
The Goldman Sachs Group, Inc.	12,980	3,306,785
Huntington Bancshares, Inc.	6,800	99,008
JP Morgan Chase & Co.	109,722	11,733,671
KeyCorp	32,764	660,850
M&T Bank Corp.	1,355	231,691
Morgan Stanley	61,597	3,231,995
Northern Trust Corp.	5,059	505,343
The PNC Financial Services Group, Inc.	12,918	1,863,938
Regions Financial Corp.	26,415	456,451
State Street Corp.	17,476	1,705,832
SunTrust Banks, Inc.	12,100	781,539
US Bancorp	7,602	407,315
Wells Fargo & Co.	17,416	1,056,629
Zions Bancorp	4,241	215,570

		49,472,631

Diversified Financial Services — 2.5%
Alliance Data Systems Corp.	880	223,062
American Express Co.	23,549	2,338,651
Ameriprise Financial, Inc.	11,356	1,924,501
BlackRock, Inc.	3,180	1,633,598
The Charles Schwab Corp.	4,612	236,919
Discover Financial Services	1,783	137,148
E*TRADE Financial Corp. (a)	12,761	632,563
Franklin Resources, Inc.	6,387	276,749
Intercontinental Exchange, Inc.	15	1,058
Invesco Ltd.	37,212	1,359,727
Mastercard, Inc. Class A	17,840	2,700,262
Nasdaq, Inc.	45	3,457
Navient Corp.	142,991	1,904,640
Raymond James Financial, Inc.	4,900	437,570
Synchrony Financial	20,100	776,061

	Number of Shares	Value
T. Rowe Price Group, Inc.	15,606	$1,637,538
Visa, Inc. Class A	11,872	1,353,646

		17,577,150

Insurance — 2.9%
Aflac, Inc.	14,472	1,270,352
The Allstate Corp.	12,035	1,260,185
American International Group, Inc.	46	2,741
Aon PLC	3,445	461,630
Assurant, Inc.	5,216	525,981
Berkshire Hathaway, Inc. Class B (a)	13,486	2,673,195
Brighthouse Financial, Inc. (a)	26	1,525
Chubb Ltd.	7,568	1,105,912
Cincinnati Financial Corp.	4,419	331,292
Everest Re Group Ltd.	3,000	663,780
The Hartford Financial Services Group, Inc.	5,952	334,979
Lincoln National Corp.	30,851	2,371,516
Loews Corp.	20,783	1,039,774
Marsh & McLennan Cos., Inc.	5,813	473,120
MetLife, Inc.	32,190	1,627,526
Principal Financial Group, Inc.	8,129	573,582
The Progressive Corp.	18,114	1,020,180
Prudential Financial, Inc.	15,737	1,809,440
Torchmark Corp.	3,282	297,710
The Travelers Cos., Inc.	2,287	310,209
Unum Group	36,931	2,027,143
XL Group Ltd.	3,788	133,186

		20,314,958

Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	24,287	1,051,870

Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp.	119	16,978
Apartment Investment & Management Co. Class A	685	29,941
AvalonBay Communities, Inc.	2,081	371,271
Boston Properties, Inc.	3	390
Digital Realty Trust, Inc.	280	31,892
Duke Realty Corp.	68,100	1,853,001
Equinix, Inc.	120	54,387
Equity Residential	56	3,571
Essex Property Trust, Inc.	1,500	362,055
Extra Space Storage, Inc.	7,000	612,150
GGP, Inc.	19,700	460,783
HCP, Inc.	35	913
Host Hotels & Resorts, Inc.	27,837	552,565
Iron Mountain, Inc.	48	1,811
Kimco Realty Corp.	2,767	50,221
Mid-America Apartment Communities, Inc.	60	6,034
Prologis, Inc.	27,038	1,744,221
Public Storage	203	42,427
Simon Property Group, Inc.	645	110,772

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ventas, Inc.	28,825	$1,729,788
Vornado Realty Trust	1,373	107,341
Welltower, Inc.	2,100	133,917
Weyerhaeuser Co.	20,626	727,273

		9,003,702

Savings & Loans — 0.1%
People’s United Financial, Inc.	25,351	474,064

		97,894,375

Industrial — 6.1%
Aerospace & Defense — 1.1%
Arconic, Inc.	8	218
The Boeing Co.	18,292	5,394,494
General Dynamics Corp.	602	122,477
Harris Corp.	770	109,070
L3 Technologies, Inc.	970	191,914
Lockheed Martin Corp.	1,530	491,206
Northrop Grumman Corp.	3,968	1,217,819
Raytheon Co.	889	166,999
Rockwell Collins, Inc.	8	1,085
United Technologies Corp.	1,410	179,874

		7,875,156

Building Materials — 0.0%
Johnson Controls International PLC	65	2,477
Masco Corp.	25	1,098
Vulcan Materials Co.	5	642

		4,217

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	25,500	1,847,985
Emerson Electric Co.	4,869	339,321

		2,187,306

Electronics — 0.9%
Agilent Technologies, Inc.	15,163	1,015,466
Allegion PLC	1,633	129,922
Amphenol Corp. Class A	4,264	374,379
Corning, Inc.	6,667	213,277
FLIR Systems, Inc.	2,852	132,960
Fortive Corp.	5,878	425,273
Garmin Ltd.	2,100	125,097
Honeywell International, Inc.	14,922	2,288,438
PerkinElmer, Inc.	2,720	198,887
TE Connectivity Ltd.	14,300	1,359,072
Waters Corp. (a)	1,540	297,513

		6,560,284

Engineering & Construction — 0.4%
Fluor Corp.	16,809	868,185
Jacobs Engineering Group, Inc.	27,320	1,802,027

		2,670,212

	Number of Shares	Value
Environmental Controls — 0.0%
Republic Services, Inc.	337	$22,784
Stericycle, Inc. (a)	97	6,595
Waste Management, Inc.	1,973	170,270

		199,649

Hand & Machine Tools — 0.0%
Snap-on, Inc.	1	175
Stanley Black & Decker, Inc.	9	1,527

		1,702

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	20,655	3,254,815

Machinery – Diversified — 0.5%
Cummins, Inc.	11,795	2,083,469
Deere & Co.	5,870	918,714
Flowserve Corp.	70	2,949
Rockwell Automation, Inc.	493	96,800
Roper Technologies, Inc.	663	171,717
Xylem, Inc.	3,355	228,811

		3,502,460

Miscellaneous – Manufacturing — 1.7%
3M Co.	11,212	2,638,968
Dover Corp.	5,173	522,421
Eaton Corp. PLC	13,566	1,071,850
General Electric Co.	86	1,501
Illinois Tool Works, Inc.	14,905	2,486,899
Ingersoll-Rand PLC	9,600	856,224
Parker-Hannifin Corp.	12,218	2,438,468
Pentair PLC	18,023	1,272,784
Textron, Inc.	4,672	264,389

		11,553,504

Packaging & Containers — 0.1%
Ball Corp.	4	151
Packaging Corp. of America	750	90,413
Sealed Air Corp.	53	2,613
WestRock Co.	9,167	579,446

		672,623

Transportation — 0.6%
C.H. Robinson Worldwide, Inc.	120	10,691
CSX Corp.	3,507	192,920
Expeditors International of Washington, Inc.	126	8,151
Norfolk Southern Corp.	7,813	1,132,104
Union Pacific Corp.	16,712	2,241,079
United Parcel Service, Inc. Class B	4,880	581,452

		4,166,397

		42,648,325

Technology — 12.4%
Computers — 4.7%
Accenture PLC Class A	8,860	1,356,377
Apple, Inc.	119,897	20,290,169

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A	10,256	$728,381
CSRA, Inc.	3,126	93,530
DXC Technology Co.	16,979	1,611,307
Hewlett Packard Enterprise Co.	67,274	966,055
HP, Inc.	21,274	446,967
International Business Machines Corp.	15,040	2,307,437
NetApp, Inc.	35,798	1,980,345
Seagate Technology PLC	17,400	728,016
Western Digital Corp.	25,647	2,039,706

		32,548,290

Office & Business Equipment — 0.2%
Xerox Corp.	55,436	1,615,959

Semiconductors — 3.3%
Analog Devices, Inc.	1,072	95,440
Applied Materials, Inc.	41,339	2,113,250
Broadcom Ltd.	219	56,261
Intel Corp.	165,423	7,635,926
KLA-Tencor Corp.	19,689	2,068,723
Lam Research Corp.	10,423	1,918,562
Microchip Technology, Inc.	12,421	1,091,557
Micron Technology, Inc. (a)	29,817	1,226,075
NVIDIA Corp.	7,486	1,448,541
QUALCOMM, Inc.	35,100	2,247,102
Skyworks Solutions, Inc.	6,010	570,649
Texas Instruments, Inc.	22,274	2,326,297
Xilinx, Inc.	3,756	253,230

		23,051,613

Software — 4.2%
Activision Blizzard, Inc.	23,800	1,507,016
Adobe Systems, Inc. (a)	12,600	2,208,024
Akamai Technologies, Inc. (a)	26	1,691
ANSYS, Inc. (a)	2,350	346,837
Autodesk, Inc. (a)	37	3,879
CA, Inc.	15,073	501,629
Cadence Design Systems, Inc. (a)	32,500	1,359,150
Citrix Systems, Inc. (a)	77	6,776
Electronic Arts, Inc. (a)	867	91,087
Fidelity National Information Services, Inc.	5,500	517,495
Fiserv, Inc. (a)	1,676	219,774
Intuit, Inc.	9,710	1,532,044
Microsoft Corp.	167,695	14,344,630
Oracle Corp.	87,557	4,139,695
Paychex, Inc.	64	4,357
Red Hat, Inc. (a)	15,181	1,823,238
salesforce.com, Inc. (a)	7,004	716,019
Synopsys, Inc. (a)	600	51,144

		29,374,485

		86,590,347

	Number of Shares	Value
Utilities — 1.7%
Electric — 1.6%
AES Corp.	55,887	$605,256
Ameren Corp.	660	38,933
American Electric Power Co., Inc.	8,385	616,885
CenterPoint Energy, Inc.	23,731	673,011
CMS Energy Corp.	7,903	373,812
Consolidated Edison, Inc.	2,182	185,361
Dominion Energy, Inc.	1,716	139,099
DTE Energy Co.	3,020	330,569
Duke Energy Corp.	5,790	486,997
Edison International	17,526	1,108,344
Entergy Corp.	21,498	1,749,722
Eversource Energy	812	51,302
Exelon Corp.	22,140	872,538
FirstEnergy Corp.	44,980	1,377,288
NextEra Energy, Inc.	3,040	474,818
NRG Energy, Inc.	1,200	34,176
PG&E Corp.	13,916	623,854
Pinnacle West Capital Corp.	1,396	118,911
PPL Corp.	11,618	359,577
Public Service Enterprise Group, Inc.	1,424	73,336
SCANA Corp.	2,947	117,232
The Southern Co.	7,922	380,969
WEC Energy Group, Inc.	4,542	301,725
Xcel Energy, Inc.	5,472	263,258

		11,356,973

Gas — 0.1%
NiSource, Inc.	713	18,303
Sempra Energy	2,231	238,538

		256,841

		11,613,814

TOTAL COMMON STOCK (Cost $337,553,089)		488,470,766

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%, 3 mo. USD LIBOR + 3.165%, VRN	20,000	524,800

TOTAL PREFERRED STOCK (Cost $500,000)		524,800

TOTAL EQUITIES (Cost $338,053,089)		488,995,566

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 29.3%

CORPORATE DEBT — 10.2%
Advertising — 0.0%
WPP Finance 2010 5.625% 11/15/43	$204,000	$233,979

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	80,000	106,057

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.250% 8/15/26	165,000	157,686
Bunge Ltd. Finance Corp. 3.500% 11/24/20	160,000	163,338
Reynolds American, Inc. 5.850% 8/15/45	120,000	149,852

		470,876

Airlines — 0.2%
American Airlines Group, Inc. (b) 5.500% 10/01/19	879,000	903,172
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	33,202	33,912
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	304,927	316,483
WestJet Airlines Ltd. (b) 3.500% 6/16/21	117,000	118,091

		1,371,658

Auto Manufacturers — 0.2%
Ford Motor Co. 5.291% 12/08/46	80,000	87,057
Ford Motor Credit Co. LLC 4.375% 8/06/23	200,000	210,601
General Motors Co. 4.200% 10/01/27	215,000	222,785
General Motors Co. 5.150% 4/01/38	130,000	138,600
General Motors Financial Co., Inc. 3.500% 11/07/24	315,000	314,356
Hyundai Capital America (b) 2.550% 2/06/19	170,000	169,701
Hyundai Capital America (b) 2.875% 8/09/18	135,000	135,281

		1,278,381

Auto Parts & Equipment — 0.0%
Lear Corp. 5.375% 3/15/24	85,000	89,909

Banks — 1.3%
Associated Banc-Corp. 2.750% 11/15/19	460,000	461,563

	Principal Amount	Value
Associated Banc-Corp. 4.250% 1/15/25	$494,000	$508,647
Banco Santander SA 3.125% 2/23/23	400,000	397,964
Banco Santander SA 4.250% 4/11/27	200,000	207,338
Bank of America Corp. 4.183% 11/25/27	465,000	485,584
Bank of America Corp. 3 mo. USD LIBOR + 1.814%, VRN 4.244% 4/24/38	240,000	260,287
Bank of America Corp. 6.110% 1/29/37	100,000	127,846
Bank of America Corp. 7.750% 5/14/38	95,000	142,347
Bank of Montreal VRN (c) 3.803% 12/15/32	245,000	242,214
The Bank of Nova Scotia 4.500% 12/16/25	200,000	210,391
The Bank of Nova Scotia VRN (c) 4.650% 12/31/99	190,000	188,870
Barclays PLC 4.337% 1/10/28	260,000	269,091
BPCE SA (b) 3.500% 10/23/27	420,000	413,276
Citigroup, Inc. 3.875% 3/26/25	562,000	575,291
Citigroup, Inc. 8.125% 7/15/39	90,000	143,903
Credit Suisse Group AG (b) 4.282% 1/09/28	250,000	260,650
First Horizon National Corp. 3.500% 12/15/20	625,000	638,238
First Republic Bank 4.375% 8/01/46	685,000	700,292
Fulton Financial Corp. 3.600% 3/16/22	230,000	230,915
The Goldman Sachs Group, Inc. 5.950% 1/15/27	212,000	247,653
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	80,856
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	100,398
ICICI Bank Ltd. (b) 4.700% 2/21/18	395,000	396,010
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	142,305
JP Morgan Chase & Co. 3.625% 12/01/27	205,000	207,209
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	250,828
Regions Bank 7.500% 5/15/18	130,000	132,603

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SVB Financial Group 3.500% 1/29/25	$460,000	$461,100
SVB Financial Group 5.375% 9/15/20	75,000	80,158
Turkiye Garanti Bankasi AS (b) 4.750% 10/17/19	445,000	451,684
Valley National Bancorp 5.125% 9/27/23	245,000	262,267

		9,277,778

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	575,000	666,419
Molson Coors Brewing Co. 4.200% 7/15/46	90,000	91,712

		758,131

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	115,000	138,012
Baxalta, Inc. 5.250% 6/23/45	140,000	163,160
Celgene Corp. 3.450% 11/15/27	380,000	379,717
Celgene Corp. 4.350% 11/15/47	305,000	316,813

		997,702

Building Materials — 0.1%
Standard Industries, Inc. (b) 5.000% 2/15/27	471,000	481,597
Standard Industries, Inc. (b) 5.375% 11/15/24	246,000	257,144
Standard Industries, Inc. (b) 5.500% 2/15/23	178,000	185,565

		924,306

Chemicals — 0.2%
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	185,000	195,970
LYB International Finance BV 5.250% 7/15/43	175,000	203,529
Monsanto Co. 4.400% 7/15/44	100,000	106,555
The Mosaic Co. 3.250% 11/15/22	185,000	183,382
The Mosaic Co. 4.050% 11/15/27	190,000	190,498
RPM International, Inc. 3.750% 3/15/27	110,000	111,307
The Sherwin-Williams Co. 4.500% 6/01/47	105,000	114,801
The Sherwin-Williams Co. (b) 7.250% 6/15/19	125,000	133,636

		1,239,678

	Principal Amount	Value
Commercial Services — 0.1%
The ADT Corp. 6.250% 10/15/21	$440,000	$481,800
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	98,452

		580,252

Computers — 0.3%
Dell International LLC/EMC Corp. (b) 3.480% 6/01/19	450,000	455,637
Dell International LLC/EMC Corp. (b) 6.020% 6/15/26	76,000	83,799
DXC Technology Co. 2.875% 3/27/20	90,000	90,438
DXC Technology Co. 4.750% 4/15/27	275,000	292,438
Leidos Holdings, Inc. 4.450% 12/01/20	835,000	866,313

		1,788,625

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	290,000	304,563
Affiliated Managers Group, Inc. 3.500% 8/01/25	290,000	293,247
Aircastle Ltd. 5.000% 4/01/23	275,000	289,781
Ally Financial, Inc. 3.250% 11/05/18	485,000	486,213
Ally Financial, Inc. 4.750% 9/10/18	360,000	364,500
Ares Finance Co. LLC (b) 4.000% 10/08/24	355,000	341,492
Brookfield Finance LLC 4.000% 4/01/24	455,000	471,028
Discover Financial Services 4.100% 2/09/27	265,000	271,448
Genpact Luxembourg Sarl (b) 3.700% 4/01/22	360,000	357,799
International Lease Finance Corp. 3.875% 4/15/18	270,000	271,236
International Lease Finance Corp. 6.250% 5/15/19	15,000	15,719
Lazard Group LLC 3.625% 3/01/27	184,000	183,620
Lazard Group LLC 4.250% 11/14/20	600,000	624,948
Legg Mason, Inc. 5.625% 1/15/44	175,000	195,103
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. (b) 4.500% 3/15/27	170,000	178,806

		4,649,503

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 0.6%
The Cleveland Electric Illuminating Co. (b) 3.500% 4/01/28	$155,000	$155,169
Duke Energy Corp. 3.750% 9/01/46	195,000	192,838
EDP Finance BV (b) 3.625% 7/15/24	420,000	422,992
Entergy Louisiana LLC 4.950% 1/15/45	165,000	173,376
Florida Power & Light Co. 4.950% 6/01/35	125,000	148,116
IPALCO Enterprises, Inc. 3.450% 7/15/20	615,000	621,150
IPALCO Enterprises, Inc. (b) 3.700% 9/01/24	170,000	169,846
Israel Electric Corp. Ltd. (b) 7.250% 1/15/19	200,000	208,376
Majapahit Holding BV (b) 7.750% 1/20/20	195,000	213,291
Nevada Power Co., Series N 6.650% 4/01/36	135,000	187,618
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	60,508
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	149,750
Pennsylvania Electric Co. (b) 4.150% 4/15/25	295,000	308,855
Progress Energy, Inc. 7.000% 10/30/31	25,000	33,407
Puget Energy, Inc. 3.650% 5/15/25	350,000	358,810
Puget Energy, Inc. 6.500% 12/15/20	271,000	299,999
Transelec SA (b) 4.625% 7/26/23	175,000	186,154
Tri-State Pass-Through Trust, Series 2003, Class A (b) 6.040% 1/31/18	16,620	16,666

		3,906,921

Electronics — 0.2%
Arrow Electronics, Inc. 3.250% 9/08/24	155,000	151,882
Arrow Electronics, Inc. 3.500% 4/01/22	255,000	258,416
Arrow Electronics, Inc. 3.875% 1/12/28	145,000	144,565
Arrow Electronics, Inc. 4.500% 3/01/23	80,000	84,147
Avnet, Inc. 3.750% 12/01/21	30,000	30,431
Avnet, Inc. 4.875% 12/01/22	123,000	130,759

	Principal Amount	Value
FLIR Systems, Inc. 3.125% 6/15/21	$195,000	$196,443
Ingram Micro, Inc. STEP 5.450% 12/15/24	203,000	201,617
Tech Data Corp. 3.700% 2/15/22	130,000	130,403

		1,328,663

Engineering & Construction — 0.1%
SBA Tower Trust (b) 2.877% 7/10/46	200,000	198,500
SBA Tower Trust (b) 3.156% 10/10/45	210,000	211,575
SBA Tower Trust (b) 3.168% 4/09/47	260,000	258,815

		668,890

Foods — 0.0%
Kraft Heinz Foods Co. 3.000% 6/01/26	315,000	303,118

Gas — 0.1%
NiSource Finance Corp. 5.800% 2/01/42	175,000	216,829
Spire, Inc. 4.700% 8/15/44	290,000	321,943

		538,772

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	150,119

Health Care – Products — 0.2%
Abbott Laboratories 3.750% 11/30/26	125,000	128,358
Abbott Laboratories 4.900% 11/30/46	115,000	131,847
Becton Dickinson & Co. 3.363% 6/06/24	240,000	240,670
Becton Dickinson & Co. 3.700% 6/06/27	295,000	297,275
Becton Dickinson & Co. 4.685% 12/15/44	225,000	246,037

		1,044,187

Health Care – Services — 0.1%
Humana, Inc. 3.950% 3/15/27	250,000	258,846
Humana, Inc. 4.800% 3/15/47	125,000	140,942
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	57,169
UnitedHealth Group, Inc. 6.875% 2/15/38	110,000	159,547

		616,504

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Builders — 0.1%
Lennar Corp. 4.500% 11/15/19	$516,000	$529,545

Household Products & Wares — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	85,000	83,745

Insurance — 0.8%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	345,000	376,395
American International Group, Inc. 4.500% 7/16/44	200,000	215,420
AmTrust Financial Services, Inc. 6.125% 8/15/23	495,000	475,448
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	198,291
Athene Global Funding (b) 3.000% 7/01/22	365,000	361,267
AXIS Specialty Finance PLC 2.650% 4/01/19	95,000	94,683
AXIS Specialty Finance PLC 4.000% 12/06/27	265,000	266,195
Brown & Brown, Inc. 4.200% 9/15/24	69,000	72,330
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 3.609% 3/29/67	50,000	49,625
CNA Financial Corp. 3.450% 8/15/27	185,000	182,310
CNO Financial Group, Inc. 5.250% 5/30/25	465,000	490,575
Enstar Group Ltd. 4.500% 3/10/22	140,000	142,585
Five Corners Funding Trust (b) 4.419% 11/15/23	215,000	230,400
Reinsurance Group of America, Inc. 3.950% 9/15/26	360,000	367,924
Trinity Acquisition PLC 3.500% 9/15/21	270,000	275,265
Trinity Acquisition PLC 4.400% 3/15/26	70,000	74,031
USF&G Capital I (b) 8.500% 12/15/45	150,000	220,115
Willis North America, Inc. 7.000% 9/29/19	97,000	104,029
Willis Towers Watson PLC 5.750% 3/15/21	230,000	250,277
XLIT Ltd. 4.450% 3/31/25	395,000	404,007
XLIT Ltd. 5.500% 3/31/45	100,000	106,250
XLIT Ltd. 5.750% 10/01/21	115,000	126,217

	Principal Amount	Value
XLIT Ltd. 6.375% 11/15/24	$325,000	$378,596

		5,462,235

Internet — 0.1%
Amazon.com, Inc. (b) 4.050% 8/22/47	300,000	323,315
Expedia, Inc. 7.456% 8/15/18	425,000	438,333

		761,648

Investment Companies — 0.2%
Ares Capital Corp. 3.500% 2/10/23	510,000	502,438
Ares Capital Corp. 3.875% 1/15/20	255,000	259,505
FS Investment Corp. 4.000% 7/15/19	390,000	394,623
TCP Capital Corp. 4.125% 8/11/22	470,000	462,599

		1,619,165

Iron & Steel — 0.2%
ArcelorMittal 5.125% 6/01/20	320,000	334,400
ArcelorMittal STEP 5.750% 8/05/20	618,000	651,990
Reliance Steel & Aluminum Co. 4.500% 4/15/23	37,000	39,001
Vale Overseas Ltd. 5.875% 6/10/21	475,000	517,275
Vale Overseas Ltd. 6.875% 11/21/36	95,000	116,375

		1,659,041

Machinery – Diversified — 0.1%
CNH Industrial Capital LLC 3.375% 7/15/19	230,000	231,725
CNH Industrial Capital LLC 3.625% 4/15/18	116,000	116,601
CNH Industrial Capital LLC 3.875% 10/15/21	500,000	508,770

		857,096

Media — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	270,000	275,033
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% 7/23/22	244,000	254,577
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	225,000	262,334

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Comcast Corp. 3.400% 7/15/46	$220,000	$208,154
Discovery Communications LLC 5.000% 9/20/37	160,000	165,775
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	131,987
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	48,095
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	69,305
Time Warner, Inc. 6.250% 3/29/41	25,000	30,875
Viacom, Inc. 4.250% 9/01/23	123,000	125,581

		1,571,716

Mining — 0.2%
Glencore Funding LLC (b) 3.000% 10/27/22	140,000	138,635
Glencore Funding LLC (b) 3.875% 10/27/27	160,000	157,882
Glencore Funding LLC (b) 4.625% 4/29/24	355,000	374,809
Kinross Gold Corp. (b) 4.500% 7/15/27	166,000	167,038
Kinross Gold Corp. 5.125% 9/01/21	375,000	390,937

		1,229,301

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 4.125% 10/09/42	270,000	282,852

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 3.625% 9/15/20	135,000	133,650
Pitney Bowes, Inc. STEP 3.625% 10/01/21	485,000	451,050

		584,700

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	109,440

Oil & Gas — 0.7%
Anadarko Petroleum Corp. 6.450% 9/15/36	250,000	306,203
Andeavor 3.800% 4/01/28	135,000	135,323
Andeavor 4.500% 4/01/48	85,000	85,963
Antero Resources Corp. 5.375% 11/01/21	475,000	486,875
Cenovus Energy, Inc. 3.000% 8/15/22	200,000	198,753
Cenovus Energy, Inc. 4.250% 4/15/27	300,000	299,277

	Principal Amount	Value
Continental Resources, Inc. (b) 4.375% 1/15/28	$260,000	$256,672
Encana Corp. 6.500% 5/15/19	125,000	131,343
Encana Corp. 6.500% 2/01/38	80,000	100,956
EQT Corp. 3.900% 10/01/27	515,000	511,978
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	190,000	200,003
Marathon Petroleum Corp. 4.750% 9/15/44	100,000	104,483
Marathon Petroleum Corp. 6.500% 3/01/41	170,000	213,069
Nabors Industries, Inc. 5.500% 1/15/23	215,000	208,550
Newfield Exploration Co. 5.750% 1/30/22	200,000	213,500
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	175,000	182,000
Petroleos Mexicanos 3.125% 1/23/19	50,000	50,250
Petroleos Mexicanos 3.500% 1/30/23	100,000	97,900
Petroleos Mexicanos 4.625% 9/21/23	100,000	102,875
Petroleos Mexicanos 5.500% 1/21/21	285,000	302,385
Petroleos Mexicanos 6.375% 1/23/45	80,000	80,428
Petroleos Mexicanos (b) 6.500% 3/13/27	60,000	65,580
Petroleos Mexicanos 6.625% 6/15/38	37,000	38,480
QEP Resources, Inc. 6.875% 3/01/21	260,000	280,800

		4,653,646

Oil & Gas Services — 0.0%
National Oilwell Varco, Inc. 3.950% 12/01/42	216,000	190,513
Weatherford International Ltd. 6.000% 3/15/18	75,000	75,090

		265,603

Packaging & Containers — 0.1%
Amcor Finance USA, Inc. (b) 3.625% 4/28/26	490,000	482,837
Brambles USA, Inc. (b) 4.125% 10/23/25	134,000	138,968
Brambles USA, Inc. (b) 5.350% 4/01/20	90,000	94,701

		716,506

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.3%
AbbVie, Inc. 4.700% 5/14/45	$165,000	$185,010
Allergan Funding SCS 4.550% 3/15/35	100,000	105,817
Allergan Funding SCS 4.750% 3/15/45	190,000	202,266
Express Scripts Holding Co. 4.500% 2/25/26	180,000	191,017
Express Scripts Holding Co. 4.800% 7/15/46	195,000	207,439
Johnson & Johnson 5.850% 7/15/38	40,000	54,194
McKesson Corp. 4.883% 3/15/44	60,000	65,294
McKesson Corp. 6.000% 3/01/41	125,000	152,693
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	95,000	93,392
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	100,000	97,160
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	445,000	406,494
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	75,000	57,113

		1,817,889

Pipelines — 0.8%
Andeavor Logistics LP VRN (c) 6.875% 12/31/99	250,000	253,800
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.500% 12/01/22	75,000	74,858
Energy Transfer LP 4.200% 4/15/27	165,000	164,142
Energy Transfer LP 6.125% 12/15/45	75,000	81,444
Energy Transfer LP 6.500% 2/01/42	100,000	113,231
Energy Transfer Partners LP VRN (c) 6.250% 12/31/99	385,000	373,931
EnLink Midstream Partners LP 4.150% 6/01/25	125,000	126,304
EnLink Midstream Partners LP 4.850% 7/15/26	149,000	156,132
Enterprise Products Operating LLC 5.700% 2/15/42	5,000	6,047
Enterprise Products Operating LLC 5.950% 2/01/41	150,000	185,138

	Principal Amount	Value
Enterprise Products Operating LLC 6.125% 10/15/39	$4,000	$5,032
Kinder Morgan Energy Partners LP 5.300% 9/15/20	475,000	506,271
Kinder Morgan Energy Partners LP 6.375% 3/01/41	65,000	75,554
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	140,433
Kinder Morgan Energy Partners LP 6.550% 9/15/40	90,000	105,222
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	12,433
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	150,264
Magellan Midstream Partners LP 5.150% 10/15/43	170,000	192,296
MPLX LP 4.875% 6/01/25	372,000	398,680
MPLX LP 5.200% 3/01/47	35,000	38,410
MPLX LP 5.500% 2/15/23	136,000	139,955
Phillips 66 Partners LP 3.750% 3/01/28	135,000	135,062
Phillips 66 Partners LP 4.680% 2/15/45	28,000	28,760
Plains All American Pipeline LP VRN (c) 6.125% 12/31/99	385,000	384,422
Plains All American Pipeline LP/PAA Finance Corp. 3.650% 6/01/22	191,000	192,113
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	210,000	212,877
Plains All American Pipeline LP/PAA Finance Corp. 4.700% 6/15/44	100,000	93,485
Sabine Pass Liquefaction LLC (b) 4.200% 3/15/28	240,000	242,827
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	230,000	225,527
Sunoco Logistics Partners Operations LP 5.300% 4/01/44	75,000	74,017
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	97,000	102,914
Western Gas Partners LP 4.000% 7/01/22	481,000	490,705

		5,482,286

Private Equity — 0.1%
Hercules Capital, Inc. 4.625% 10/23/22	470,000	476,551

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.3%
American Tower Corp. 4.400% 2/15/26	$140,000	$147,222
Crown Castle International Corp. 3.200% 9/01/24	265,000	262,252
Crown Castle International Corp. 4.000% 3/01/27	120,000	122,691
Healthcare Trust of America Holdings LP 3.500% 8/01/26	200,000	196,916
Highwoods Realty LP 7.500% 4/15/18	265,000	269,010
Host Hotels & Resorts LP 3.875% 4/01/24	245,000	249,265
Kimco Realty Corp. 3.300% 2/01/25	160,000	158,753
Mid-America Apartments LP 3.600% 6/01/27	155,000	155,264
UDR, Inc. 3.500% 7/01/27	220,000	219,949
Weingarten Realty Investors 3.250% 8/15/26	85,000	81,582

		1,862,904

Retail — 0.3%
CVS Health Corp. 6.125% 9/15/39	175,000	219,935
CVS Pass-Through Trust (b) 5.926% 1/10/34	274,008	312,354
Dollar Tree, Inc. 5.750% 3/01/23	470,000	492,325
El Puerto de Liverpool SAB de CV (b) 3.950% 10/02/24	445,000	447,225
The Home Depot, Inc. 5.950% 4/01/41	150,000	203,134
QVC, Inc. 3.125% 4/01/19	155,000	155,579
QVC, Inc. 4.375% 3/15/23	150,000	153,816
QVC, Inc. 4.450% 2/15/25	245,000	249,917
QVC, Inc. 5.125% 7/02/22	30,000	31,729
Tiffany & Co. 4.900% 10/01/44	165,000	166,551

		2,432,565

Semiconductors — 0.0%
QUALCOMM, Inc. 4.300% 5/20/47	205,000	206,518

Software — 0.1%
Microsoft Corp. 4.450% 11/03/45	330,000	386,792

	Principal Amount	Value
Oracle Corp. 4.000% 7/15/46	$270,000	$287,283

		674,075

Telecommunications — 0.6%
AT&T, Inc. 3.400% 8/14/24	330,000	331,694
AT&T, Inc. 3.800% 3/01/24	255,000	261,148
AT&T, Inc. 3.900% 8/14/27	305,000	307,038
AT&T, Inc. 4.750% 5/15/46	260,000	254,292
AT&T, Inc. 4.900% 8/14/37	200,000	202,519
AT&T, Inc. 5.250% 3/01/37	190,000	200,949
CenturyLink, Inc. 6.150% 9/15/19	140,000	144,900
Cisco Systems, Inc. 5.500% 1/15/40	55,000	72,776
Crown Castle Towers LLC (b) 6.113% 1/15/40	170,000	179,204
Hughes Satellite Systems Corp. 6.500% 6/15/19	175,000	182,875
Sprint Communications, Inc. 9.250% 4/15/22	410,000	488,925
Ericsson LM 4.125% 5/15/22	500,000	503,510
Verizon Communications, Inc. 4.125% 3/16/27	175,000	182,475
Verizon Communications, Inc. 4.862% 8/21/46	372,000	387,484
Verizon Communications, Inc. 6.550% 9/15/43	149,000	194,508

		3,894,297

Toys, Games & Hobbies — 0.0%
Mattel, Inc. 1.700% 3/15/18	290,000	288,913

Transportation — 0.1%
Asciano Finance Ltd. (b) 4.625% 9/23/20	105,000	108,530
Asciano Finance Ltd. (b) 5.000% 4/07/18	250,000	251,590
Autoridad del Canal de Panama (b) 4.950% 7/29/35	210,000	234,150

		594,270

Trucking & Leasing — 0.1%
DAE Funding LLC (b) 4.000% 8/01/20	173,000	174,730
Park Aerospace Holdings Ltd. (b) 4.500% 3/15/23	250,000	238,750

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Park Aerospace Holdings Ltd. (b) 5.250% 8/15/22	$350,000	$347,813

		761,293

TOTAL CORPORATE DEBT (Cost $69,301,658)		71,201,809

MUNICIPAL OBLIGATIONS — 0.2%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	363,785
Orange County Local Transportation Authority BAB 6.908% 2/15/41	230,000	324,282
Panhandle-Plains Student Finance Corp., Series 2001-A2, FRN (c) 3.052% 12/01/31	300,000	294,813
State of California BAB 7.550% 4/01/39	120,000	188,833
State of California BAB 7.600% 11/01/40	105,000	167,678

		1,339,391

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,241,286)		1,339,391

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.5%
Automobile ABS — 0.3%
CPS Auto Trust, Series 2016-C, Class A (b) 1.620% 1/15/20	44,462	44,398
Drive Auto Receivables Trust, Series 2016-BA, Class B (b) 2.560% 6/15/20	73,067	73,136
First Investors Auto Owner Trust, Series 2016-2A, Class B (b) 2.210% 7/15/22	450,000	444,669
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) 2.250% 12/15/20	11,348	11,342
Oscar US Funding Trust II, Series 2015-1A, Class A4 (b) 2.440% 6/15/22	350,000	348,921
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (b) 2.950% 7/15/20	82,020	82,444
Oscar US Funding Trust V, Series 2016-2A, Class A4 (b) 2.990% 12/15/23	690,000	687,141
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (b) 3.300% 5/10/24	150,000	150,497

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2015-4, Class C 2.970% 3/15/21	$250,000	$251,698

		2,094,246

Commercial MBS — 0.4%
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN (c) 6.184% 2/10/51	99,582	99,541
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	195,255
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	319,000	335,211
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class C, VRN (c) 4.254% 5/10/48	140,000	137,926
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	165,000	169,771
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, VRN (b) (c) 5.471% 11/10/46	110,000	118,116
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (c) 5.767% 7/10/38	183,840	185,673
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	106,863
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN (c) 5.466% 6/12/47	81,858	81,725
Morgan Stanley Capital I Trust, Series 2011-C2, Class B, VRN (b) (c) 5.200% 6/15/44	250,000	263,560
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN (c) 5.476% 8/15/39	25,863	25,805
VNO Mortgage Trust, Series 2013-PENN, Class A (b) 3.808% 12/13/29	240,000	247,380
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN (c) 6.011% 2/15/51	122,654	123,016
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	21,753	22,020

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	$190,000	$196,897

		2,308,759

Home Equity ABS — 0.0%
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 2.272% 3/25/35	92,686	92,873

Other ABS — 4.5%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 9/15/72	51,131	50,491
321 Henderson Receivables LLC, Series 2005-1A, Class A1, 1 mo. USD LIBOR + .230%, FRN (b) 1.707% 11/15/40	77,423	73,678
Aames Mortgage Investment Trust, Series 2005-1, Class M4, 1 mo. USD LIBOR + 1.125%, FRN 2.453% 6/25/35	45,606	45,479
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 3.053% 1/25/35	110,812	110,400
AIMCO CLO, Series 2014-AA, Class AR, 3 mo. USD LIBOR + 1.100%, FRN (b) 2.463% 7/20/26	250,000	250,417
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (b) 2.839% 10/15/28	410,000	413,422
Alterna Funding II LLC, Series 2015-1A, Class A (b) 2.500% 2/15/24	88,679	88,513
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (b) 2.823% 10/20/28	250,000	250,770
Arbys Funding LLC, Series 2015-1A, Class A2 (b) 4.969% 10/30/45	313,600	320,289
ARL Second LLC, Series 2014-1A, Class A1 (b) 2.920% 6/15/44	574,284	566,172
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120%, FRN (b) 2.474% 1/18/25	250,000	250,647
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.841% 8/05/27	570,000	571,714

	Principal Amount	Value
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250%, FRN (b) 2.564% 7/20/30	$400,000	$401,226
Birchwood Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (b) 2.539% 7/15/26	345,000	346,150
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (b) 2.784% 7/18/27	380,000	381,790
BlueVirgo Trust, Series 2015-1A, Class NOTE (b) 3.000% 12/15/22	213,895	214,369
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A (b) 2.940% 5/25/29	175,741	173,853
Capital Automotive REIT, Series 2014-1A, Class A (b) 3.660% 10/15/44	160,000	160,072
Capital Automotive REIT, Series 2017-1A, Class A2 (b) 4.180% 4/15/47	139,067	141,289
Carlyle Global Market Strategies CLO Ltd., Series 2014-4A, Class A1R, 3 mo. USD LIBOR + 1.200%, FRN (b) 2.559% 10/15/26	250,000	250,485
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220%, FRN (b) 2.633% 8/14/30	750,000	753,035
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (b) 2.000% 12/10/23	37,469	37,329
CIFC Funding V Ltd., Series 2017-5A, Class A1, FRN (b) (c) 2.543% 11/16/30	340,000	340,112
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	155,092	155,599
Clear Creek CLO Ltd., Series 2015-1A, Class AR, FRN (b) (c) 2.563% 10/20/30	480,000	483,253
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 2.012% 9/25/34	36,692	36,559
Cronos Containers Program I Ltd., Series 2014-2A, Class A (b) 3.270% 11/18/29	197,222	195,913
Diamond Resorts Owner Trust, Series 2013-2, Class A (b) 2.270% 5/20/26	307,886	307,043

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	$46,901	$46,857
Diamond Resorts Owner Trust, Series 2016-1, Class A (b) 3.080% 11/20/28	441,276	434,420
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (b) 3.484% 10/25/45	502,350	504,940
Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23 (b) 4.118% 7/25/47	109,725	112,072
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (b) 4.474% 10/25/45	531,900	542,775
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (b) 5.800% 7/15/24	13,462	13,489
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	65,141	63,597
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (b) 3.968% 3/19/46	181,963	184,793
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	89,348	89,147
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	379,590	387,082
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725%, FRN 3.277% 1/25/35	420,000	429,424
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.813% 7/20/27	425,000	425,442
Global SC Finance II SRL, Series 2014-1A, Class A1 (b) 3.190% 7/17/29	164,583	163,389
Global SC Finance II SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	154,495	151,960
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (b) 2.517% 4/25/25	490,052	490,154
Goodgreen Trust, Series 2016-1A, Class A (b) 3.230% 10/15/52	419,902	418,802
Goodgreen Trust, Series 2017-2A, Class A (b) 3.260% 10/15/53	477,115	473,452

	Principal Amount	Value
Goodgreen Trust, Series 2017-1A, Class A (b) 3.740% 10/15/52	$191,903	$190,555
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645%, FRN 2.197% 4/25/35	23,650	23,760
Helios Issuer LLC, Series 2017-1A, Class A (b) 4.940% 9/20/49	244,469	250,508
Hero Funding, Series 2017-3A, Class A1 (b) 3.190% 9/20/48	258,552	257,846
HERO Funding Trust, Series 2016-3A, Class A1 (b) 3.080% 9/20/42	251,982	248,684
HERO Funding Trust, Series 2016-4A, Class A1 (b) 3.570% 9/20/47	257,135	261,319
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	43,583	43,283
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (b) 3.870% 3/15/58	94,620	98,049
KDAC Aircraft Finance Ltd., Series 2017-1A, Class A (b) (d) (e) 4.212% 12/15/42	440,000	439,985
Lendmark Funding Trust, Series 2017-1A, Class A (b) 2.830% 12/22/25	200,000	199,477
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 2.347% 2/25/35	48,880	49,013
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.377% 6/25/35	94,801	94,877
Marble Point CLO XI Ltd., Series 2017-2A, Class A, FRN (b) (c) 2.793% 12/18/30	1,000,000	1,000,396
Mariner Finance Issuance Trust, Series 2017-BA, Class A (b) 2.920% 12/20/29	750,000	748,530
Marlette Funding Trust, Series 2016-1A, Class A (b) 3.060% 1/17/23	100,873	101,051
Marlette Funding Trust, Series 2017-2A, Class B (b) 3.190% 7/15/24	140,000	140,279
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	139,328	139,442

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mosaic Solar Loans LLC, Series 2017-2A, Class A (b) 3.820% 9/20/42	$173,075	$173,734
Mosaic Solar Loans LLC, Series 2017-1A, Class A (b) 4.450% 6/20/42	80,618	82,256
MP CLO III Ltd., Series 2013-1A, Class AR, FRN (b) (c) 2.613% 10/20/30	300,000	302,247
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	2,422	2,421
New Residential Advance Receivables Trust, Series 2016-T4, Class AT4 (b) 3.107% 12/15/50	450,000	447,996
NP SPE II LLC, Series 2017-1A, Class A2 (b) 4.219% 10/21/47	380,000	386,501
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 (b) 2.833% 10/16/51	1,650,000	1,620,638
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (b) 2.483% 4/20/25	312,239	312,696
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (b) 4.210% 5/17/20	130,000	130,481
Oportun Funding VI LLC, Series 2017-A, Class A (b) 3.230% 6/08/23	280,000	278,600
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	37,899	37,371
Orange Lake Timeshare Trust, Series 2016-A, Class B (b) 2.910% 3/08/29	171,101	168,252
Oxford Finance Funding Trust, Series 2016-1A, Class A (b) 3.968% 6/17/24	220,000	220,835
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340%, FRN (b) 2.776% 2/20/30	250,000	251,893
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (b) 3.080% 9/20/32	33,686	33,502
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (b) 3.050% 12/26/25	225,136	226,216
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (b) 3.060% 9/25/28	1,078,273	1,080,958

	Principal Amount	Value
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (b) 3.090% 10/27/25	$348,663	$350,393
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (b) 3.260% 8/25/25	513,110	516,104
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (b) 3.280% 2/25/26	402,400	404,973
Spirit Master Funding LLC, Series 2014-4A, Class A1 (b) 3.501% 1/20/45	160,000	160,449
SpringCastle America Funding LLC, Series 2016-AA, Class A (b) 3.050% 4/25/29	195,728	196,941
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 (b) 2.750% 11/15/49	670,000	669,163
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	90,830	90,086
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A (b) 4.190% 1/15/71	347,562	346,788
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (b) 2.533% 10/17/26	430,000	431,271
Taco Bell Funding LLC, Series 2016-1A, Class A2I (b) 3.832% 5/25/46	385,125	390,523
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42	384,317	394,125
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (b) 2.839% 10/13/29	340,000	345,864
Textainer Marine Containers Ltd., Series 2017-2A, Class A (b) 3.520% 6/20/42	240,271	238,727
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370%, FRN (b) 2.733% 4/20/27	490,000	490,814
Trip Rail Master Funding LLC, Series 2017-1A, Class A2 (b) 3.736% 8/15/47	140,000	138,697
Triton Container Finance IV LLC, Series 2017-2A, Class A (b) 3.620% 8/20/42	834,357	835,246
Triton Container Finance VI LLC, Series 2017-1A, Class A (b) 3.520% 6/20/42	161,896	159,557

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, VRN (c) 2.997% 10/25/46	$257,942	$257,918
VSE VOI Mortgage LLC, Series 2016-A, Class A (b) 2.540% 7/20/33	286,137	283,702
WAVE Trust, Series 2017-1A, Class A (b) 3.844% 11/15/42	695,520	696,981
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	117,816	115,652
Welk Resorts LLC, Series 2017-AA, Class B (b) 3.410% 6/15/33	269,125	266,475
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	464,313	465,016
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	303,025	310,201
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	415,438	423,173

		31,324,354

Student Loans ABS — 3.2%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100%, FRN (b) 2.428% 12/27/44	495,000	494,412
AccessLex Institute, Series 2004-A, Class A3, 28 day ARS, FRN 1.699% 7/01/39	400,000	394,609
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.550% 7/01/38	133,318	125,689
CIT Education Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .210%, FRN 1.799% 6/15/43	507,608	469,209
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 1.182% 1/25/47	130,000	105,478
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (b) 2.890% 6/25/40	252,221	252,748
DRB Prime Student Loan Trust, Series 2016-R, Class A2 (b) 3.070% 10/25/44	712,581	719,707

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2015-B, Class A2 (b) 3.170% 7/25/31	$160,035	$160,768
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (b) 3.238% 10/27/31	45,822	46,800
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (b) 3.464% 10/25/44	712,581	719,707
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (b) 2.720% 1/25/41	267,958	265,115
Earnest Student Loan Program LLC, Series 2016-B, Class A2 (b) 3.020% 5/25/34	190,497	189,536
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (b) 3.402% 10/27/36	415,257	421,637
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (b) 2.752% 12/27/66	405,653	410,328
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (b) 2.902% 7/26/66	548,216	553,281
Edlinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $595,828), FRN (b) (c) (d) (e) (f) 3.350% 12/01/47	600,000	595,828
EdLinc Student Loan Funding Trust, Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240%, FRN (b) 5.792% 11/26/40	270,000	312,641
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450%, FRN 1.912% 8/25/42	160,748	149,446
Goal Structured Solutions Trust, Series 2016-B, Class A2, Prime — 1.250%, FRN (b) 3.250% 8/25/51	500,000	504,146
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950%, FRN 2.412% 2/25/42	168,726	169,629
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX (b) 3.020% 8/25/42	190,000	187,154

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (b) 2.252% 2/25/70	$472,316	$473,769
Navient Student Loan Trust, Series 2017-5A, Class A, FRN (b) (c) 2.352% 7/26/66	504,936	506,676
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (b) 2.552% 9/27/66	700,000	706,677
Navient Student Loan Trust, Series 2017-3A, Class A3, 1 mo. USD LIBOR + 1.050%, FRN (b) 2.602% 7/26/66	300,000	307,840
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%, FRN (b) 2.702% 7/26/66	750,000	767,846
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (b) 2.802% 6/25/65	452,042	462,883
Navient Student Loan Trust, Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.828% 6/25/48	220,000	193,091
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (b) 2.852% 3/25/66	2,150,000	2,210,715
Navient Student Loan Trust, Series 2014-8, Class B, 1 mo. USD LIBOR + 1.500%, FRN 3.052% 7/26/49	155,000	152,344
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 3.052% 10/25/58	150,000	150,000
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (b) 3.600% 12/26/40	185,833	183,429
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 1.758% 3/23/37	301,926	298,702
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.925% 6/25/41	116,553	100,229
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (b) 2.182% 1/25/37	182,843	181,937

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 28 day ARS, FRN 2.347% 3/22/32	$200,000	$187,803
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (b) 2.828% 6/25/54	150,000	135,763
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. USD LIBOR + .800%, FRN 2.167% 7/25/36	250,000	246,954
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (b) 2.502% 11/25/65	497,061	497,950
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.529% 7/15/36	10,859	10,859
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.809% 7/15/36	230,000	219,006
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. USD LIBOR + .300%, FRN 1.659% 7/15/36	125,000	123,722
SLM Student Loan Trust, Series 2002-7, Class A10, 28 day ARS, FRN 0.500% 3/15/28	136,000	136,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 0.500% 3/15/28	160,000	160,000
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 0.500% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 0.500% 6/17/30	350,000	350,000
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.507% 10/25/28	330,000	328,742
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.517% 4/25/40	180,067	164,984
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.577% 10/25/40	409,864	386,445
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (b) 1.917% 10/25/64	750,000	741,829

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-5, Class A5, 3 mo. USD LIBOR + .750%, FRN 2.117% 10/25/40	$300,000	$298,081
SLM Student Loan Trust, Series 2002-7, Class B, 28 day ARS, FRN 4.892% 12/15/39	550,000	549,622
SMB Private Education Loan Trust, Series 2016-B, Class A2A (b) 2.430% 2/17/32	245,000	240,721
SMB Private Education Loan Trust, Series 2015-B, Class A2B, 1 mo. USD LIBOR + 1.200%, FRN (b) 2.677% 7/15/27	192,124	193,518
SMB Private Education Loan Trust, Series 2016-A, Class A2A (b) 2.700% 5/15/31	450,000	447,453
SMB Private Education Loan Trust, Series 2017-A, Class B (b) 3.500% 6/17/41	300,000	289,667
SMB Private Education Loan Trust, Series 2017-B, Class B (b) 3.500% 12/16/41	150,000	149,084
SoFi Professional Loan Program LLC, Series 2015-A, Class RC, (Acquired 4/19/17, Cost $281,375) (b) (d) (f) 0.000% 3/25/33	100	200,000
SoFi Professional Loan Program LLC, Series 2017-D, Class R1 (Acquired 7/19/17, Cost $565,900) (b) (d) (f) 0.000% 9/25/40	1,000,000	565,900
SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1 mo. USD LIBOR + .950%, FRN (b) 2.502% 1/25/39	107,156	108,242
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (b) 2.740% 10/25/32	300,000	296,656
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (b) 2.752% 6/25/33	273,110	277,553
SoFi Professional Loan Program LLC, Series 2017-A, Class B, VRN (b) (c) 3.440% 3/26/40	180,000	176,807
SoFi Professional Loan Program LLC, Series 2017-D, Class BFX (b) 3.610% 9/25/40	500,000	485,721
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000%, FRN 2.361% 1/03/33	290,000	287,082

	Principal Amount	Value
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050%, FRN 2.417% 10/27/36	$170,000	$171,941

		22,422,111

WL Collateral CMO — 0.1%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN (c) 3.445% 2/25/34	19,777	20,298
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN (c) 3.887% 9/25/33	7,502	6,987
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN (c) 3.596% 8/25/34	7,725	7,780
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN (c) 3.190% 8/25/34	49,390	48,142
JP Morgan Mortgage Trust, Series 2017-1, Class A11, VRN (b) (c) 3.500% 1/25/47	509,993	513,034
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN (c) 3.525% 2/25/34	5,418	5,277
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN (c) 3.588% 7/25/33	3,544	3,649
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN (c) 3.500% 2/25/34	237	252
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN (c) 3.494% 3/25/34	30,484	31,433
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 2.463% 4/25/44	75,650	76,208

		713,060

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,617,297)		58,955,403

SOVEREIGN DEBT OBLIGATIONS — 0.2%
Colombia Government International Bond 6.125% 1/18/41	620,000	748,650
Mexico Government International Bond 4.750% 3/08/44	724,000	731,964

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mexico Government International Bond 6.750% 9/27/34	$160,000	$208,000

		1,688,614

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,559,023)		1,688,614

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 7.4%
Collateralized Mortgage Obligations — 0.4%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	415,961	421,538
Series 4290, Class CA 3.500% 12/15/38	287,557	294,897
Series 2617, Class Z 5.500% 5/15/33	226,536	249,788
Series 2693, Class Z 5.500% 10/15/33	404,026	435,379
Series 3423, Class PB 5.500% 3/15/38	82,590	89,568
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	211,571	218,671
Series 2014-48, Class AB 4.000% 10/25/40	385,409	399,865
Series 2007-32, Class Z 5.500% 4/25/37	129,745	140,897
Series 2010-60, Class HJ 5.500% 5/25/40	88,669	94,750
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	109,093	117,690

		2,463,043

Pass-Through Securities — 7.0%
Federal Home Loan Mortgage Corp.
Pool #Q41916 3.500% 7/01/46	294,840	305,344
Pool #Q42045 3.500% 7/01/46	116,916	121,081
Pool #Q44275 3.500% 11/01/46	236,086	244,497
Pool #Q44277 3.500% 11/01/46	106,577	110,091
Pool #Q52216 3.500% 11/01/47	647,226	665,227
Pool #V83655 3.500% 12/01/47	1,921,558	1,975,002
Pool #V83763 3.500% 12/01/47	2,322,494	2,387,089

	Principal Amount	Value
Pool #Q52868 3.500% 12/01/47	$975,000	$1,002,117
Pool #Q47742 4.000% 4/01/47	193,747	204,940
Pool #Q47730 4.000% 4/01/47	238,916	252,718
Pool #V83764 4.000% 12/01/47	1,973,134	2,071,405
Pool #V83796 4.000% 12/01/47	2,900,000	3,038,996
Pool #Q52834 4.000% 12/01/47	250,000	261,982
Pool #C03537 4.500% 8/01/40	231,458	248,817
Pool #G06057 4.500% 10/01/40	167,493	179,689
Pool #G60485 4.500% 10/01/41	212,546	227,955
Pool #G60172 4.500% 9/01/43	215,513	231,778
Pool #Q48208 4.500% 5/01/47	119,468	127,476
Pool #Q48869 4.500% 6/01/47	903,767	961,947
Pool #C55867 7.500% 2/01/30	49,739	56,174
Pool #C01079 7.500% 10/01/30	7,124	8,316
Pool #C01135 7.500% 2/01/31	20,639	24,039
Pool #C00470 8.000% 8/01/26	14,995	17,249
Pool #G00924 8.000% 3/01/28	15,267	17,577
Federal Home Loan Mortgage Corp. TBA (g) Pool #648 3.500% 1/01/45	1,150,000	1,181,266
Federal National Mortgage Association Pool #725692 1 year CMT + 2.140%, FRN 3.229% 10/01/33	49,793	51,470
Pool #888586 1 year CMT + 2.210%, FRN 3.282% 10/01/34	84,247	88,675
Pool #AS1304 3.500% 12/01/28	279,762	289,947
Pool #AV1897 3.500% 12/01/28	44,804	46,435
Pool #AV2325 3.500% 12/01/28	153,760	159,358
Pool #BH5155 3.500% 9/01/47	2,680,763	2,754,693

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #CA0770 3.500% 11/01/47	$2,195,491	$2,256,382
Pool #MA3210 3.500% 12/01/47	323,966	332,951
Pool #BH9008 4.000% 8/01/47	49,742	52,064
Pool #CA0181 4.000% 8/01/47	2,425,855	2,539,093
Pool #BH9011 4.000% 9/01/47	49,791	52,115
Pool #CA0620 4.000% 10/01/47	2,267,711	2,374,276
Pool #BF0094 4.000% 5/01/56	1,058,981	1,114,371
Pool #BF0105 4.000% 6/01/56	268,252	282,283
Pool #AH6787 4.500% 3/01/41	181,647	195,321
Pool #CA0185 4.500% 8/01/47	491,781	524,881
Pool #AD6437 5.000% 6/01/40	97,807	106,755
Pool #AD6996 5.000% 7/01/40	655,744	709,075
Pool #AL8173 5.000% 2/01/44	259,219	279,977
Pool #564594 7.000% 1/01/31	10,437	11,952
Pool #572844 7.000% 4/01/31	23,373	27,163
Pool #253795 7.000% 5/01/31	58,051	66,900
Pool #499386 7.500% 9/01/29	1,369	1,591
Pool #521006 7.500% 12/01/29	639	742
Pool #522769 7.500% 12/01/29	65	76
Pool #252981 7.500% 1/01/30	8,068	9,368
Pool #531196 7.500% 2/01/30	963	1,121
Pool #524317 7.500% 3/01/30	1,066	1,247
Pool #530520 7.500% 3/01/30	11,277	13,025
Pool #530299 7.500% 3/01/30	260	294
Pool #253183 7.500% 4/01/30	3,324	3,860
Pool #253265 7.500% 5/01/30	1,964	2,257

	Principal Amount	Value
Pool #536949 8.000% 5/01/30	$1,459	$1,743
Pool #526380 8.000% 5/01/30	5,847	6,952
Pool #535351 8.000% 6/01/30	2,794	3,306
Pool #253481 8.000% 10/01/30	2,306	2,729
Pool #602008 8.000% 8/01/31	2,572	3,032
Pool #596656 8.000% 8/01/31	718	758
Pool #190317 8.000% 8/01/31	897	1,057
Federal National Mortgage Association TBA
Pool #1963 3.500% 10/01/44 (g)	5,875,000	6,034,268
Pool #9174 4.000% 3/01/44 (g)	1,500,000	1,568,906
Government National Mortgage Association Pool #783896 3.500% 5/15/44	795,015	826,101
Pool #BF1053 3.500% 12/15/47	300,000	310,840
Pool #359587 7.000% 6/15/23	31	31
Pool #337539 7.000% 7/15/23	492	537
Pool #363066 7.000% 8/15/23	3,996	4,385
Pool #354674 7.000% 10/15/23	4,046	4,413
Pool #368814 7.000% 10/15/23	470	481
Pool #362651 7.000% 10/15/23	4,121	4,328
Pool #352021 7.000% 11/15/23	2,273	2,485
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500%, FRN 2.375% 1/20/40	78,314	80,695
Pool #82488 1 year CMT + 1.500%, FRN 2.375% 3/20/40	104,191	107,264
Pool #784026 3.500% 12/20/44	220,456	228,353
Pool #BC4641 3.500% 9/20/47	447,940	463,740

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA4778 3.500% 10/20/47	$2,189,358	$2,267,269
Pool #BC4885 3.500% 11/20/47	673,922	698,799
Pool #BD6940 3.500% 12/20/47	425,000	440,058
Pool #AC2985 4.000% 10/20/47	124,658	130,624
Government National Mortgage Association II TBA Pool #207 3.500% 5/01/45 (g)	3,125,000	3,231,934
Pool #232 4.000% 12/01/44 (g)	1,800,000	1,876,781

		48,574,359

Whole Loans — 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M1, 1 mo. USD LIBOR + 1.450%, FRN 3.002% 7/25/28	32,664	32,709

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $51,286,741)		51,070,111

U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bonds & Notes — 2.8%
U.S. Treasury Bond 2.500% 5/15/46	5,870,000	5,585,213
U.S. Treasury Bond (h) 3.500% 2/15/39	2,580,000	2,946,038
U.S. Treasury Note 1.625% 11/30/20	750,000	742,500
U.S. Treasury Note 1.625% 8/31/22	5,650,000	5,510,737
U.S. Treasury Note 2.000% 11/15/26	2,260,000	2,187,521
U.S. Treasury Note 2.250% 8/15/27	2,440,000	2,405,878

		19,377,887

TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,255,876)		19,377,887

TOTAL BONDS & NOTES (Cost $201,261,881)		203,633,215

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $804,384)		767,579

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Safeway Casa Ley (CVR) (a) (d) (e)	18,800	$18,988
Safeway PDC, LLC. (CVR) (a) (d) (e)	18,800	940

		19,928

TOTAL RIGHTS (Cost $19,608)		19,928

TOTAL LONG-TERM INVESTMENTS (Cost $540,138,962)		693,416,288

	Principal Amount
SHORT-TERM INVESTMENTS — 3.7%
Commercial Paper — 3.6%
Ameren Corp. 1.775% 1/04/18	$2,000,000	1,999,442
Bell Canada (b) 1.936% 3/19/18	2,000,000	1,991,911
Carnival Corp. (b) 1.915% 3/14/18	2,000,000	1,992,542
Dominion Resources, Inc. (b) 1.535% 1/02/18	2,000,000	1,999,629
Fortive Corp. (b) 1.608% 1/16/18	1,500,000	1,498,712
Glencore Funding LLC (b) 1.629% 1/10/18	2,000,000	1,998,810
HP, Inc. (b) 1.566% 1/08/18	2,000,000	1,999,203
Marriott International, Inc. (b) 1.596% 1/16/18	1,000,000	999,141
Molex Electronic Technologies (b) 2.038% 3/13/18	2,000,000	1,991,728
Nasdaq, Inc. (b) 1.650% 1/24/18	400,000	399,503
Nasdaq, Inc. (b) 1.682% 2/20/18	1,600,000	1,595,890
Public Service Enterprise Group, Inc. (b) 2.137% 2/20/18	2,000,000	1,994,803
Spectra Energy Partners (b) 1.849% 1/25/18	2,000,000	1,997,387
Telus Corp. (b) 2.089% 3/28/18	1,500,000	1,493,292
Thomson Reuters Corp. (b) 1.649% 2/13/18	1,250,000	1,247,139

		25,199,132

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp. Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (i)	$400,810	$400,810

Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	36,208	36,208

TOTAL SHORT-TERM INVESTMENTS (Cost $25,637,960)		25,636,150

TOTAL INVESTMENTS — 103.4% (Cost $565,776,922) (j)		719,052,438

Other Assets/(Liabilities) — (3.4)%		(23,564,729)

NET ASSETS — 100.0%		$695,487,709

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
CVR	Contingent Value Rights
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $86,581,990 or 12.45% of net assets.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2017.
(d)	Investment was valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $1,055,741 or 0.15% of net assets.
(f)	Restricted security. Certain securities are restricted as to resale. At December 31, 2017, these securities amounted to a value of $1,361,728 or 0.20% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(i)	Maturity value of $400,834. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $413,955.
(j)	See Note 6 for aggregate cost for federal tax purposes.

(#) The Fund had the following open Purchased Swaptions contracts at December 31, 2017:

Purchased Swaptions

OTC Counterparty*	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	5,300,000	USD	5,300,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Strike 2.44	$264,960	$257,630	$(7,330)
Put
Barclays Bank PLC	10,790,000	USD	10,790,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Strike 2.94	$539,424	$509,949	$(29,475)

							$804,384	$767,579	$(36,805)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

The Fund had the following open Futures contracts at December 31, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	3/20/18	18	$2,990,310	$27,503
U.S. Treasury Note 2 Year	3/29/18	59	12,659,913	(27,460)
U.S. Treasury Note 5 Year	3/29/18	150	17,499,504	(74,895)

				$(74,852)

The Fund had the following open Swap agreements at December 31, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps*
Goldman Sachs International	USD	500,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	$(73,468)	$308	$(73,160)
Goldman Sachs International	USD	430,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(25,679)	(37,238)	(62,917)
Goldman Sachs International	USD	160,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(10,592)	(12,819)	(23,411)

							$(109,739)	$(49,749)	$(159,488)

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 1.9%
Chemicals — 1.6%
Ashland Global Holdings, Inc.	1,700	$121,040
Celanese Corp. Series A	5,400	578,232
Eastman Chemical Co.	96,380	8,928,643
Huntsman Corp.	8,800	292,952
LyondellBasell Industries NV Class A	18,800	2,074,016
PPG Industries, Inc.	9,300	1,086,426
RPM International, Inc.	4,600	241,132
Westlake Chemical Corp.	4,900	521,997

		13,844,438

Forest Products & Paper — 0.1%
International Paper Co.	16,200	938,628

Iron & Steel — 0.1%
Nucor Corp.	12,300	782,034
Reliance Steel & Aluminum Co.	2,200	188,738
Steel Dynamics, Inc.	9,500	409,735

		1,380,507

Mining — 0.1%
Newmont Mining Corp.	13,500	506,520

		16,670,093

Communications — 6.5%
Internet — 0.5%
Alphabet, Inc. Class A (a)	3,390	3,571,026
CDW Corp.	6,100	423,889

		3,994,915

Media — 3.0%
Comcast Corp. Class A	167,200	6,696,360
DISH Network Corp. Class A (a)	63,940	3,053,135
News Corp. Class A	14,600	236,666
Time Warner, Inc.	47,200	4,317,384
Twenty-First Century Fox, Inc. Class A	39,900	1,377,747
The Walt Disney Co.	96,740	10,400,517

		26,081,809

Telecommunications — 3.0%
ARRIS International PLC (a)	7,000	179,830
AT&T, Inc.	251,350	9,772,488
Cisco Systems, Inc.	189,000	7,238,700
Juniper Networks, Inc.	14,300	407,550
Motorola Solutions, Inc.	6,600	596,244
Verizon Communications, Inc.	148,700	7,870,691

		26,065,503

		56,142,227

	Number of Shares	Value
Consumer, Cyclical — 10.2%
Airlines — 1.0%
American Airlines Group, Inc.	19,700	$1,024,991
Delta Air Lines, Inc.	28,800	1,612,800
JetBlue Airways Corp. (a)	11,900	265,846
Southwest Airlines Co.	92,470	6,052,161

		8,955,798

Apparel — 0.7%
Carter’s, Inc.	1,700	199,733
Hanesbrands, Inc. (b)	245,140	5,125,877
Michael Kors Holdings Ltd. (a)	4,400	276,980
Ralph Lauren Corp. (b)	1,900	197,011

		5,799,601

Auto Manufacturers — 0.9%
Ford Motor Co.	142,600	1,781,074
General Motors Co.	58,400	2,393,816
PACCAR, Inc.	49,810	3,540,495

		7,715,385

Auto Parts & Equipment — 0.3%
Adient PLC	2,600	204,620
Allison Transmission Holdings, Inc.	5,200	223,964
Aptiv PLC	10,600	899,198
BorgWarner, Inc.	8,200	418,938
The Goodyear Tire & Rubber Co.	9,900	319,869
Lear Corp.	2,600	459,316

		2,525,905

Entertainment — 0.0%
The Madison Square Garden Co. Class A (a)	900	189,765

Home Builders — 0.2%
NVR, Inc. (a)	100	350,822
PulteGroup, Inc.	12,100	402,325
Thor Industries, Inc.	2,000	301,440
Toll Brothers, Inc.	6,800	326,536

		1,381,123

Home Furnishing — 0.5%
Leggett & Platt, Inc.	5,000	238,650
Whirlpool Corp.	23,580	3,976,531

		4,215,181

Leisure Time — 0.8%
Brunswick Corp.	3,300	182,226
Carnival Corp.	78,500	5,210,045
Norwegian Cruise Line Holdings Ltd. (a)	8,900	473,925
Royal Caribbean Cruises Ltd.	8,500	1,013,880

		6,880,076

Lodging — 0.6%
Hyatt Hotels Corp. Class A (a)	1,500	110,310

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wyndham Worldwide Corp.	47,580	$5,513,095

		5,623,405

Retail — 5.0%
AutoNation, Inc. (a) (b)	2,600	133,458
Best Buy Co., Inc.	10,800	739,476
CarMax, Inc. (a)	7,400	474,562
CVS Health Corp.	26,700	1,935,750
Dollar General Corp.	10,100	939,401
The Gap, Inc.	11,000	374,660
Genuine Parts Co.	4,100	389,541
Kohl’s Corp.	6,300	341,649
L Brands, Inc.	10,500	632,310
Lowe’s Cos., Inc.	30,200	2,806,788
Nordstrom, Inc. (b)	4,700	222,686
PVH Corp.	3,000	411,630
Tapestry, Inc.	89,420	3,955,047
Target Corp.	115,450	7,533,113
Tractor Supply Co.	3,500	261,625
Wal-Mart Stores, Inc.	211,610	20,896,487
Walgreens Boots Alliance, Inc.	21,350	1,550,437
Williams-Sonoma, Inc. (b)	3,400	175,780

		43,774,400

Textiles — 0.1%
Mohawk Industries, Inc. (a)	3,000	827,700

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,600	418,094

		88,306,433

Consumer, Non-cyclical — 16.1%
Agriculture — 0.6%
Philip Morris International, Inc.	53,180	5,618,467

Beverages — 1.1%
The Coca-Cola Co.	104,400	4,789,872
Coca-Cola European Partners PLC	117,150	4,668,427
Dr. Pepper Snapple Group, Inc.	4,800	465,888

		9,924,187

Biotechnology — 2.0%
Amgen, Inc.	55,570	9,663,623
Biogen, Inc. (a)	8,400	2,675,988
Gilead Sciences, Inc.	72,540	5,196,766

		17,536,377

Commercial Services — 0.3%
AMERCO	600	226,746
Booz Allen Hamilton Holding Corp.	5,400	205,902
H&R Block, Inc.	8,000	209,760
ManpowerGroup, Inc.	2,600	327,886
Robert Half International, Inc.	5,100	283,254
United Rentals, Inc. (a)	3,500	601,685
The Western Union Co.	17,400	330,774

		2,186,007

	Number of Shares	Value
Cosmetics & Personal Care — 0.7%
The Procter & Gamble Co.	67,560	$6,207,413

Foods — 0.2%
Ingredion, Inc.	2,600	363,480
Pilgrim’s Pride Corp. (a) (b)	9,500	295,070
Tyson Foods, Inc. Class A	8,000	648,560

		1,307,110

Health Care – Products — 2.3%
Boston Scientific Corp. (a)	102,010	2,528,828
Danaher Corp.	61,938	5,749,085
Thermo Fisher Scientific, Inc.	22,660	4,302,681
Zimmer Biomet Holdings, Inc.	57,910	6,988,000

		19,568,594

Health Care – Services — 2.9%
Aetna, Inc.	12,600	2,272,914
Anthem, Inc.	9,700	2,182,597
Cigna Corp.	10,000	2,030,900
DaVita, Inc. (a)	7,800	563,550
HCA Healthcare, Inc. (a)	14,300	1,256,112
Laboratory Corp. of America Holdings (a)	4,200	669,942
Quest Diagnostics, Inc.	5,200	512,148
UnitedHealth Group, Inc.	70,840	15,617,386

		25,105,549

Household Products & Wares — 0.1%
Kimberly-Clark Corp.	9,100	1,098,006

Pharmaceuticals — 5.9%
AbbVie, Inc.	61,900	5,986,349
AmerisourceBergen Corp.	6,100	560,102
Bristol-Myers Squibb Co.	147,360	9,030,221
Herbalife Ltd. (a) (b)	3,700	250,564
Johnson & Johnson	102,700	14,349,244
McKesson Corp.	7,900	1,232,005
Perrigo Co. PLC	5,200	453,232
Pfizer, Inc.	530,950	19,231,009

		51,092,726

		139,644,436

Energy — 9.5%
Oil & Gas — 7.3%
Chevron Corp.	191,742	24,004,181
Concho Resources, Inc. (a)	33,920	5,095,462
ConocoPhillips	164,201	9,012,993
Energen Corp. (a)	3,600	207,252
HollyFrontier Corp.	6,700	343,174
Marathon Oil Corp.	23,800	402,934
Marathon Petroleum Corp.	20,400	1,345,992
Phillips 66	66,129	6,688,948
Suncor Energy, Inc.	398,290	14,625,209
Valero Energy Corp.	17,500	1,608,425

		63,334,570

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.5%
Halliburton Co.	119,117	$5,821,248
Weatherford International PLC (a) (b)	1,719,890	7,171,941

		12,993,189

Pipelines — 0.7%
Enbridge, Inc. (b)	164,477	6,432,696

		82,760,455

Financial — 30.8%
Banks — 18.8%
Bank of America Corp.	960,960	28,367,539
The Bank of New York Mellon Corp.	40,000	2,154,400
BB&T Corp.	28,900	1,436,908
BOK Financial Corp.	2,400	221,568
Capital One Financial Corp.	18,600	1,852,188
CIT Group, Inc.	4,800	236,304
Citigroup, Inc.	287,620	21,401,804
Citizens Financial Group, Inc.	19,600	822,808
Comerica, Inc.	5,800	503,498
Commerce Bancshares, Inc.	4,100	228,944
Cullen/Frost Bankers, Inc.	2,400	227,160
East West Bancorp, Inc.	5,400	328,482
Fifth Third Bancorp	28,800	873,792
The Goldman Sachs Group, Inc.	51,120	13,023,331
Huntington Bancshares, Inc.	30,100	438,256
JP Morgan Chase & Co.	378,980	40,528,122
KeyCorp	396,730	8,002,044
M&T Bank Corp.	6,000	1,025,940
Morgan Stanley	181,480	9,522,256
Northern Trust Corp.	8,000	799,120
The PNC Financial Services Group, Inc.	18,700	2,698,223
Prosperity Bancshares, Inc.	2,600	182,182
Regions Financial Corp.	46,000	794,880
State Street Corp.	14,400	1,405,584
SunTrust Banks, Inc.	18,600	1,201,374
Synovus Financial Corp.	4,800	230,112
US Bancorp	65,200	3,493,416
Wells Fargo & Co.	191,200	11,600,104
Western Alliance Bancorp (a)	3,000	169,860
Zions Bancorp	177,140	9,004,026

		162,774,225

Diversified Financial Services — 3.9%
Alliance Data Systems Corp.	1,600	405,568
Ally Financial, Inc.	17,600	513,216
American Express Co.	34,400	3,416,264
Ameriprise Financial, Inc.	40,280	6,826,252
BlackRock, Inc.	13,570	6,971,045
Credit Acceptance Corp. (a) (b)	600	194,088
Discover Financial Services	15,600	1,199,952

	Number of Shares	Value
E*TRADE Financial Corp. (a)	10,300	$510,571
FNF Group	9,200	361,008
Franklin Resources, Inc.	21,700	940,261
Invesco Ltd.	15,700	573,678
Lazard Ltd. Class A	4,800	252,000
Nasdaq, Inc.	118,110	9,074,391
Raymond James Financial, Inc.	5,200	464,360
Santander Consumer USA Holdings, Inc.	13,200	245,784
Synchrony Financial	31,000	1,196,910
T. Rowe Price Group, Inc.	9,400	986,342

		34,131,690

Insurance — 5.8%
Aflac, Inc.	15,500	1,360,590
Alleghany Corp. (a)	700	417,263
The Allstate Corp.	15,000	1,570,650
American Financial Group, Inc.	6,700	727,218
American International Group, Inc.	48,000	2,859,840
Aon PLC	43,030	5,766,020
Assurant, Inc.	2,200	221,848
Chubb Ltd.	17,000	2,484,210
Cincinnati Financial Corp.	6,100	457,317
Everest Re Group Ltd.	1,500	331,890
The Hartford Financial Services Group, Inc.	142,900	8,042,412
Lincoln National Corp.	8,300	638,021
Loews Corp.	12,800	640,384
Markel Corp. (a)	600	683,478
MetLife, Inc.	170,820	8,636,659
Old Republic International Corp.	10,300	220,214
Principal Financial Group, Inc.	11,200	790,272
Prudential Financial, Inc.	16,600	1,908,668
Reinsurance Group of America, Inc.	2,600	405,418
Torchmark Corp.	11,400	1,034,094
The Travelers Cos., Inc.	25,400	3,445,256
Unum Group	9,000	494,010
Voya Financial, Inc.	7,500	371,025
W.R. Berkley Corp.	4,700	336,755
Willis Towers Watson PLC	4,900	738,381
XL Group Ltd.	170,850	6,007,086

		50,588,979

Real Estate — 0.0%
Jones Lang LaSalle, Inc.	1,700	253,181

Real Estate Investment Trusts (REITS) — 2.3%
Crown Castle International Corp.	68,700	7,626,387
Digital Realty Trust, Inc.	28,150	3,206,285
Invitation Homes, Inc.	100,160	2,360,771
Prologis, Inc.	102,220	6,594,212

		19,787,655

Savings & Loans — 0.0%
Investors Bancorp, Inc.	11,400	158,232

		267,693,962

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 10.7%
Aerospace & Defense — 2.0%
General Dynamics Corp.	12,500	$2,543,125
L3 Technologies, Inc.	3,100	613,335
Lockheed Martin Corp.	31,791	10,206,501
Spirit AeroSystems Holdings, Inc. Class A	4,800	418,800
United Technologies Corp.	30,900	3,941,913

		17,723,674

Building Materials — 0.1%
Owens Corning	4,600	422,924
USG Corp. (a)	5,400	208,224

		631,148

Electrical Components & Equipment — 0.0%
Hubbell, Inc.	1,500	203,010

Electronics — 1.3%
Arrow Electronics, Inc. (a)	3,300	265,353
Corning, Inc.	47,900	1,532,321
Garmin Ltd.	7,700	458,689
Gentex Corp.	11,100	232,545
Honeywell International, Inc.	29,500	4,524,120
Jabil, Inc.	6,600	173,250
SYNNEX Corp.	1,100	149,545
TE Connectivity Ltd.	40,410	3,840,566

		11,176,389

Engineering & Construction — 0.5%
Fluor Corp.	75,070	3,877,365
Jacobs Engineering Group, Inc.	4,600	303,416

		4,180,781

Environmental Controls — 0.7%
Waste Management, Inc.	65,780	5,676,814

Hand & Machine Tools — 0.0%
Snap-on, Inc.	2,200	383,460

Machinery – Construction & Mining — 1.1%
Caterpillar, Inc.	61,470	9,686,443

Machinery – Diversified — 0.4%
AGCO Corp.	3,000	214,290
Cummins, Inc.	6,800	1,201,152
Zebra Technologies Corp. Class A (a)	23,380	2,426,844

		3,842,286

Manufacturing — 0.4%
Siemens AG Sponsored ADR	46,280	3,205,816

Miscellaneous – Manufacturing — 1.3%
Carlisle Cos., Inc.	2,400	272,760
Eaton Corp. PLC	17,200	1,358,972
Ingersoll-Rand PLC	9,400	838,386
Parker-Hannifin Corp.	37,093	7,403,021
Pentair PLC	5,900	416,658
Textron, Inc.	10,700	605,513

	Number of Shares	Value
Trinity Industries, Inc.	5,700	$213,522

		11,108,832

Packaging & Containers — 0.7%
Crown Holdings, Inc. (a)	5,200	292,500
Packaging Corp. of America	3,500	421,925
Sonoco Products Co.	3,900	207,246
WestRock Co.	86,770	5,484,732

		6,406,403

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,800	424,260

Transportation — 2.1%
FedEx Corp.	14,490	3,615,835
Kansas City Southern	30,010	3,157,652
Norfolk Southern Corp.	7,600	1,101,240
United Parcel Service, Inc. Class B	25,400	3,026,410
XPO Logistics, Inc. (a) (b)	84,640	7,752,177

		18,653,314

		93,302,630

Technology — 9.7%
Computers — 3.5%
Apple, Inc.	100,200	16,956,846
Check Point Software Technologies Ltd. (a)	18,080	1,873,450
CSRA, Inc.	4,600	137,632
HP, Inc.	277,060	5,821,030
International Business Machines Corp.	34,000	5,216,280
NetApp, Inc.	7,600	420,432

		30,425,670

Office & Business Equipment — 0.0%
Xerox Corp.	9,900	288,585

Semiconductors — 3.1%
Applied Materials, Inc.	37,800	1,932,336
Broadcom Ltd.	12,032	3,091,021
Intel Corp.	180,400	8,327,264
KLA-Tencor Corp.	5,700	598,899
Marvell Technology Group Ltd.	324,490	6,966,800
Qorvo, Inc. (a)	5,100	339,660
Skyworks Solutions, Inc.	7,100	674,145
Teradyne, Inc.	5,700	238,659
Texas Instruments, Inc.	46,610	4,867,948

		27,036,732

Software — 3.1%
CA, Inc.	15,400	512,512
First Data Corp. Class A (a)	332,060	5,548,723
Microsoft Corp.	86,980	7,440,269
Oracle Corp.	155,100	7,333,128
Synopsys, Inc. (a)	68,100	5,804,844

		26,639,476

		84,390,463

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 2.8%
Electric — 2.7%
AES Corp.	8,900	$96,387
Ameren Corp.	9,500	560,405
American Electric Power Co., Inc.	19,300	1,419,901
DTE Energy Co.	7,400	810,004
Duke Energy Corp.	22,500	1,892,475
Edison International	119,790	7,575,520
Entergy Corp.	68,660	5,588,237
Eversource Energy	12,100	764,478
NextEra Energy, Inc.	15,325	2,393,612
OGE Energy Corp.	8,000	263,280
Pinnacle West Capital Corp.	4,600	391,828
Public Service Enterprise Group, Inc.	19,600	1,009,400
Westar Energy, Inc.	5,200	274,560
Xcel Energy, Inc.	17,700	851,547

		23,891,634

Gas — 0.1%
National Fuel Gas Co. (b)	3,200	175,712
UGI Corp.	6,500	305,175

		480,887

		24,372,521

TOTAL COMMON STOCK (Cost $678,973,133)		853,283,220

TOTAL EQUITIES (Cost $678,973,133)		853,283,220

MUTUAL FUNDS — 2.9%
Diversified Financial Services — 2.9%
iShares Russell 1000 Value Index Fund	42,900	5,334,186
State Street Navigator Securities Lending Prime Portfolio (c)	20,307,925	20,307,925

		25,642,111

TOTAL MUTUAL FUNDS (Cost $25,639,652)		25,642,111

TOTAL LONG-TERM INVESTMENTS (Cost $704,612,785)		878,925,331

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (d)	$10,361,349	$10,361,349

TOTAL SHORT-TERM INVESTMENTS (Cost $10,361,349)		10,361,349

TOTAL INVESTMENTS — 102.3% (Cost $714,974,134) (e)		889,286,680

Other Assets/(Liabilities) — (2.3)%		(20,193,987)

NET ASSETS — 100.0%		$869,092,693

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $19,709,581 or 2.27% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $10,361,970. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.750%, maturity dates ranging from 2/15/24 – 4/30/24, and an aggregate market value, including accrued interest, of $10,571,498.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp., 3 mo. USD LIBOR + 3.165%, VRN 5.100%	95,000	$2,492,800

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,492,800

TOTAL EQUITIES (Cost $2,375,000)		2,492,800

	Principal Amount
BONDS & NOTES — 97.8%

CORPORATE DEBT — 35.2%
Advertising — 0.1%
WPP Finance 2010 5.625% 11/15/43	$1,205,000	1,382,084

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	350,000	463,999

Agriculture — 0.2%
Bunge Ltd. Finance Corp. 3.250% 8/15/26	1,050,000	1,003,452
Bunge Ltd. Finance Corp. 3.500% 11/24/20	955,000	974,923
Reynolds American, Inc. 5.850% 8/15/45	760,000	949,065

		2,927,440

Airlines — 0.7%
American Airlines Group, Inc. (a) 5.500% 10/01/19	5,926,000	6,088,965
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	202,902	207,238
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	1,753,329	1,819,780
WestJet Airlines Ltd. (a) 3.500% 6/16/21	735,000	741,852

		8,857,835

Auto Manufacturers — 0.7%
Ford Motor Co. 5.291% 12/08/46	530,000	576,751
Ford Motor Credit Co. LLC 2.681% 1/09/20	1,340,000	1,343,233
Ford Motor Credit Co. LLC 4.375% 8/06/23	340,000	358,021

	Principal Amount	Value
General Motors Co. 4.200% 10/01/27	$1,315,000	$1,362,616
General Motors Co. 5.150% 4/01/38	800,000	852,923
General Motors Financial Co., Inc. 3.500% 11/07/24	1,925,000	1,921,066
Hyundai Capital America (a) 2.550% 2/06/19	1,045,000	1,043,162
Hyundai Capital America (a) 2.875% 8/09/18	800,000	801,666

		8,259,438

Auto Parts & Equipment — 0.0%
Lear Corp. 5.375% 3/15/24	535,000	565,895

Banks — 4.4%
Associated Banc-Corp. 2.750% 11/15/19	2,805,000	2,814,530
Associated Banc-Corp. 4.250% 1/15/25	2,991,000	3,079,685
Banco Santander SA 3.125% 2/23/23	1,800,000	1,790,840
Banco Santander SA 4.250% 4/11/27	1,800,000	1,866,041
Bank of America Corp. 4.183% 11/25/27	3,015,000	3,148,463
Bank of America Corp. 3 mo. USD LIBOR + 1.814%, VRN 4.244% 4/24/38	1,625,000	1,762,362
Bank of America Corp. 5.875% 2/07/42	470,000	622,355
Bank of America Corp. 7.750% 5/14/38	400,000	599,354
Bank of Montreal VRN (b) 3.803% 12/15/32	1,505,000	1,487,888
The Bank of Nova Scotia 4.500% 12/16/25	1,295,000	1,362,284
The Bank of Nova Scotia VRN (b) 4.650% 12/31/99	1,175,000	1,168,009
Barclays PLC 4.337% 1/10/28	1,720,000	1,780,140
BPCE SA (a) 3.500% 10/23/27	2,570,000	2,528,857
Citigroup, Inc. 4.125% 7/25/28	2,975,000	3,066,199
Credit Suisse Group AG (a) 4.282% 1/09/28	1,325,000	1,381,445
First Horizon National Corp. 3.500% 12/15/20	3,580,000	3,655,828
First Republic Bank 4.375% 8/01/46	4,360,000	4,457,331

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fulton Financial Corp. 3.600% 3/16/22	$1,565,000	$1,571,227
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,053,389
The Goldman Sachs Group, Inc. 5.950% 1/15/27	1,410,000	1,647,124
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	426,977
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	461,832
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,250,000	1,253,198
JP Morgan Chase & Co. 3.625% 12/01/27	1,235,000	1,248,308
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,447,085
SVB Financial Group 3.500% 1/29/25	2,960,000	2,967,078
SVB Financial Group 5.375% 9/15/20	475,000	507,667
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	3,010,000	3,055,210
Valley National Bancorp 5.125% 9/27/23	1,530,000	1,637,831

		53,848,537

Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	3,825,000	4,433,133
Molson Coors Brewing Co. 4.200% 7/15/46	620,000	631,794

		5,064,927

Biotechnology — 0.5%
Amgen, Inc. 5.150% 11/15/41	475,000	570,050
Baxalta, Inc. 5.250% 6/23/45	885,000	1,031,406
Celgene Corp. 3.450% 11/15/27	2,330,000	2,328,264
Celgene Corp. 4.350% 11/15/47	1,890,000	1,963,198

		5,892,918

Building Materials — 0.5%
Standard Industries, Inc. (a) 5.000% 2/15/27	3,037,000	3,105,332
Standard Industries, Inc. (a) 5.375% 11/15/24	1,636,000	1,710,111
Standard Industries, Inc. (a) 5.500% 2/15/23	1,238,000	1,290,615

		6,106,058

	Principal Amount	Value
Chemicals — 0.5%
Ashland, Inc. 6.875% 5/15/43	$302,000	$335,220
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	1,160,000	1,228,783
Monsanto Co. 4.400% 7/15/44	650,000	692,606
The Mosaic Co. 3.250% 11/15/22	1,150,000	1,139,940
The Mosaic Co. 4.050% 11/15/27	1,170,000	1,173,067
RPM International, Inc. 3.750% 3/15/27	725,000	733,617
The Sherwin-Williams Co. 4.500% 6/01/47	700,000	765,341
The Sherwin-Williams Co. (a) 7.250% 6/15/19	315,000	336,762

		6,405,336

Commercial Services — 0.3%
The ADT Corp. 6.250% 10/15/21	2,875,000	3,148,125
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	157,776

		3,305,901

Computers — 1.0%
Dell International LLC/EMC Corp. (a) 3.480% 6/01/19	2,975,000	3,012,269
Dell International LLC/EMC Corp. (a) 6.020% 6/15/26	487,000	536,975
DXC Technology Co. 2.875% 3/27/20	610,000	612,967
DXC Technology Co. 4.750% 4/15/27	1,845,000	1,961,995
Enterprise Services LLC 7.450% 10/15/29	300,000	372,858
Leidos Holdings, Inc. 4.450% 12/01/20	5,665,000	5,877,438

		12,374,502

Diversified Financial Services — 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	1,810,000	1,900,896
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,080,000	2,103,292
Aircastle Ltd. 5.000% 4/01/23	1,750,000	1,844,063
Ally Financial, Inc. 3.250% 11/05/18	3,060,000	3,067,650
Ally Financial, Inc. 4.750% 9/10/18	2,165,000	2,192,062

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ares Finance Co. LLC (a) 4.000% 10/08/24	$2,080,000	$2,000,856
Brookfield Finance LLC 4.000% 4/01/24	3,030,000	3,136,737
Discover Financial Services 4.100% 2/09/27	1,750,000	1,792,580
Genpact Luxembourg Sarl (a) 3.700% 4/01/22	2,400,000	2,385,327
Lazard Group LLC 3.625% 3/01/27	1,253,000	1,250,410
Lazard Group LLC 4.250% 11/14/20	3,710,000	3,864,259
Legg Mason, Inc. 5.625% 1/15/44	1,195,000	1,332,277
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. (a) 4.500% 3/15/27	1,150,000	1,209,570

		28,079,979

Electric — 2.1%
The Cleveland Electric Illuminating Co. (a) 3.500% 4/01/28	945,000	946,032
Duke Energy Corp. 3.750% 9/01/46	1,235,000	1,221,305
EDP Finance BV (a) 3.625% 7/15/24	2,665,000	2,683,985
Entergy Louisiana LLC 4.950% 1/15/45	1,005,000	1,056,016
Florida Power & Light Co. 4.950% 6/01/35	630,000	746,507
Infraestructura Energetica Nova SAB de CV (a) 3.750% 1/14/28	820,000	808,930
IPALCO Enterprises, Inc. 3.450% 7/15/20	4,160,000	4,201,600
IPALCO Enterprises, Inc. (a) 3.700% 9/01/24	1,060,000	1,059,037
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	1,250,000	1,302,350
Majapahit Holding BV (a) 7.750% 1/20/20	1,220,000	1,334,436
Nevada Power Co., Series N 6.650% 4/01/36	550,000	764,369
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	748,786
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	677,617
Pennsylvania Electric Co. (a) 4.150% 4/15/25	1,860,000	1,947,360
Progress Energy, Inc. 7.000% 10/30/31	485,000	648,099
Puget Energy, Inc. 3.650% 5/15/25	2,345,000	2,404,029

	Principal Amount	Value
Puget Energy, Inc. 6.500% 12/15/20	$1,580,000	$1,749,071
Tri-State Pass-Through Trust, Series 2003, Class A (a) 6.040% 1/31/18	20,291	20,348
Tri-State Pass-Through Trust, Series 2003, Class B (a) 7.144% 7/31/33	480,000	593,328
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	882,260

		25,795,465

Electronics — 0.6%
Arrow Electronics, Inc. 3.250% 9/08/24	965,000	945,589
Arrow Electronics, Inc. 3.500% 4/01/22	1,680,000	1,702,503
Arrow Electronics, Inc. 3.875% 1/12/28	985,000	982,047
Avnet, Inc. 3.750% 12/01/21	405,000	410,826
FLIR Systems, Inc. 3.125% 6/15/21	1,235,000	1,244,137
Ingram Micro, Inc. STEP 5.450% 12/15/24	1,288,000	1,279,222
Tech Data Corp. 3.700% 2/15/22	855,000	857,651
Tyco Electronics Group SA 7.125% 10/01/37	335,000	485,034

		7,907,009

Engineering & Construction — 0.4%
SBA Tower Trust (a) 3.156% 10/10/45	1,200,000	1,209,000
SBA Tower Trust (a) 2.877% 7/10/46	1,200,000	1,191,000
SBA Tower Trust (a) 3.168% 4/09/47	1,930,000	1,921,202

		4,321,202

Foods — 0.2%
Kraft Heinz Foods Co. 3.000% 6/01/26	1,915,000	1,842,767

Gas — 0.3%
NiSource Finance Corp. 5.800% 2/01/42	950,000	1,177,070
Spire, Inc. 4.700% 8/15/44	1,840,000	2,042,673

		3,219,743

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	800,000	800,633

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Products — 0.5%
Abbott Laboratories 3.750% 11/30/26	$810,000	$831,762
Abbott Laboratories 4.900% 11/30/46	755,000	865,605
Becton Dickinson & Co. 3.363% 6/06/24	1,625,000	1,629,540
Becton Dickinson & Co. 3.700% 6/06/27	1,705,000	1,718,146
Becton Dickinson & Co. 4.685% 12/15/44	825,000	902,134

		5,947,187

Health Care – Services — 0.3%
Humana, Inc. 3.950% 3/15/27	1,660,000	1,718,738
Humana, Inc. 4.800% 3/15/47	830,000	935,859
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	363,801
UnitedHealth Group, Inc. 6.875% 2/15/38	580,000	841,247

		3,859,645

Home Builders — 0.3%
Lennar Corp. 4.500% 11/15/19	3,390,000	3,478,987
Lennar Corp. 6.950% 6/01/18	45,000	45,844

		3,524,831

Household Products & Wares — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	520,000	512,319

Insurance — 2.8%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	2,260,000	2,465,660
American International Group, Inc. 4.500% 7/16/44	1,175,000	1,265,594
AmTrust Financial Services, Inc. 6.125% 8/15/23	3,030,000	2,910,315
Arch Capital Group US, Inc. 5.144% 11/01/43	1,040,000	1,213,074
Athene Global Funding (a) 3.000% 7/01/22	2,280,000	2,256,683
AXIS Specialty Finance PLC 2.650% 4/01/19	590,000	588,029
AXIS Specialty Finance PLC 4.000% 12/06/27	1,625,000	1,632,328
Brown & Brown, Inc. 4.200% 9/15/24	456,000	478,009
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 3.609% 3/29/67	374,000	371,195

	Principal Amount	Value
CNA Financial Corp. 3.450% 8/15/27	$1,115,000	$1,098,785
CNO Financial Group, Inc. 4.500% 5/30/20	1,602,000	1,650,060
CNO Financial Group, Inc. 5.250% 5/30/25	2,321,000	2,448,655
Enstar Group Ltd. 4.500% 3/10/22	920,000	936,984
Five Corners Funding Trust (a) 4.419% 11/15/23	1,315,000	1,409,192
Reinsurance Group of America, Inc. 3.950% 9/15/26	2,260,000	2,309,747
Trinity Acquisition PLC 3.500% 9/15/21	1,540,000	1,570,031
Trinity Acquisition PLC 4.400% 3/15/26	445,000	470,627
USF&G Capital I (a) 8.500% 12/15/45	885,000	1,298,680
Willis North America, Inc. 7.000% 9/29/19	566,000	607,014
Willis Towers Watson PLC 5.750% 3/15/21	1,690,000	1,838,994
XLIT Ltd. 4.450% 3/31/25	1,200,000	1,227,363
XLIT Ltd. 5.750% 10/01/21	1,260,000	1,382,900
XLIT Ltd. 6.375% 11/15/24	2,590,000	3,017,121

		34,447,040

Internet — 0.4%
Amazon.com, Inc. (a) 4.050% 8/22/47	1,840,000	1,982,999
Expedia, Inc. 7.456% 8/15/18	2,550,000	2,629,997

		4,612,996

Investment Companies — 0.8%
Ares Capital Corp. 3.500% 2/10/23	3,100,000	3,054,034
Ares Capital Corp. 3.875% 1/15/20	1,850,000	1,882,684
FS Investment Corp. 4.000% 7/15/19	2,450,000	2,479,044
TCP Capital Corp. 4.125% 8/11/22	2,870,000	2,824,805

		10,240,567

Iron & Steel — 0.8%
ArcelorMittal 5.125% 6/01/20	2,165,000	2,262,425
ArcelorMittal STEP 5.750% 8/05/20	2,034,000	2,145,870
ArcelorMittal STEP 6.750% 2/25/22	1,201,000	1,336,113

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Vale Overseas Ltd. 5.875% 6/10/21	$2,825,000	$3,076,425
Vale Overseas Ltd. 6.875% 11/21/36	630,000	771,750

		9,592,583

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.375% 7/15/19	1,530,000	1,541,475
CNH Industrial Capital LLC 3.625% 4/15/18	655,000	658,393
CNH Industrial Capital LLC 3.875% 10/15/21	3,280,000	3,337,531

		5,537,399

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	1,560,000	1,589,080
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% 7/23/22	1,580,000	1,648,492
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	1,285,000	1,498,220
Comcast Corp. 3.400% 7/15/46	645,000	610,271
Comcast Corp. 6.950% 8/15/37	515,000	735,502
Discovery Communications LLC 5.000% 9/20/37	995,000	1,030,913
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,181,878
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	80,159
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	346,524
Time Warner, Inc. 6.250% 3/29/41	210,000	259,346
Viacom, Inc. 4.250% 9/01/23	753,000	768,802

		9,749,187

Mining — 0.7%
Anglo American Capital PLC (a) 3.625% 9/11/24	665,000	661,815
Glencore Funding LLC (a) 3.000% 10/27/22	850,000	841,713
Glencore Funding LLC (a) 3.875% 10/27/27	975,000	962,091
Glencore Funding LLC (a) 4.625% 4/29/24	2,365,000	2,496,967

	Principal Amount	Value
Kinross Gold Corp. (a) 4.500% 7/15/27	$1,020,000	$1,026,375
Kinross Gold Corp. 5.125% 9/01/21	2,225,000	2,319,562

		8,308,523

Miscellaneous – Manufacturing — 0.2%
General Electric Co. 4.125% 10/09/42	1,430,000	1,498,069
General Electric Corp. 6.875% 1/10/39	298,000	429,415

		1,927,484

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc. 3.625% 9/15/20	845,000	836,550
Pitney Bowes, Inc. STEP 3.625% 10/01/21	3,005,000	2,794,650

		3,631,200

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	109,440

Oil & Gas — 2.1%
Andeavor 3.800% 4/01/28	805,000	806,924
Andeavor 4.500% 4/01/48	510,000	515,780
Antero Resources Corp. 5.375% 11/01/21	3,050,000	3,126,250
Cenovus Energy, Inc. 3.000% 8/15/22	1,275,000	1,267,047
Cenovus Energy, Inc. 4.250% 4/15/27	1,875,000	1,870,484
Continental Resources, Inc. (a) 4.375% 1/15/28	1,573,000	1,552,866
Encana Corp. 6.500% 5/15/19	805,000	845,849
Encana Corp. 6.500% 2/01/38	545,000	687,760
EQT Corp. 3.900% 10/01/27	3,085,000	3,066,898
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	935,000	984,227
Marathon Petroleum Corp. 6.500% 3/01/41	1,120,000	1,403,748
Nabors Industries, Inc. 5.500% 1/15/23	1,415,000	1,372,550
Newfield Exploration Co. 5.750% 1/30/22	1,200,000	1,281,000
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	1,175,000	1,222,000

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petroleos Mexicanos 3.125% 1/23/19	$325,000	$326,625
Petroleos Mexicanos 3.500% 1/30/23	675,000	660,825
Petroleos Mexicanos 4.625% 9/21/23	575,000	591,531
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,262,590
Petroleos Mexicanos 6.375% 1/23/45	595,000	598,183
Petroleos Mexicanos (a) 6.500% 3/13/27	585,000	639,405
Petroleos Mexicanos 6.625% 6/15/35	140,000	149,568
QEP Resources, Inc. 6.875% 3/01/21	1,750,000	1,890,000

		26,122,110

Oil & Gas Services — 0.1%
National Oilwell Varco, Inc. 3.950% 12/01/42	1,451,000	1,279,791
Weatherford International Ltd. 6.000% 3/15/18	525,000	525,630

		1,805,421

Packaging & Containers — 0.5%
Amcor Finance USA, Inc. (a) 3.625% 4/28/26	3,105,000	3,059,613
Brambles USA, Inc. (a) 4.125% 10/23/25	772,000	800,619
Brambles USA, Inc. (a) 5.350% 4/01/20	490,000	515,595
The WestRock MWV LLC 7.550% 3/01/47	1,000,000	1,418,216

		5,794,043

Pharmaceuticals — 0.9%
AbbVie, Inc. 4.700% 5/14/45	1,060,000	1,188,551
Allergan Funding SCS 4.750% 3/15/45	1,270,000	1,351,987
Express Scripts Holding Co. 4.500% 2/25/26	1,180,000	1,252,224
Express Scripts Holding Co. 4.800% 7/15/46	1,180,000	1,255,270
Johnson & Johnson 5.850% 7/15/38	175,000	237,097
McKesson Corp. 4.883% 3/15/44	625,000	680,148
McKesson Corp. 6.000% 3/01/41	550,000	671,851
Pfizer, Inc. 7.200% 3/15/39	395,000	605,748

	Principal Amount	Value
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	$1,085,000	$1,066,636
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	625,000	607,248
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	2,568,000	2,345,792
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	460,000	350,292

		11,612,844

Pipelines — 2.5%
Andeavor Logistics LP VRN (b) 6.875% 12/31/99	1,545,000	1,568,484
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.500% 12/01/22	450,000	449,146
Energy Transfer LP 4.200% 4/15/27	1,085,000	1,079,360
Energy Transfer LP 6.125% 12/15/45	800,000	868,734
Energy Transfer Partners LP VRN (b) 6.250% 12/31/99	2,370,000	2,301,863
EnLink Midstream Partners LP 4.150% 6/01/25	700,000	707,302
EnLink Midstream Partners LP 4.850% 7/15/26	951,000	996,523
Enterprise Products Operating LLC 5.700% 2/15/42	336,000	406,336
Enterprise Products Operating LLC 5.950% 2/01/41	455,000	561,585
Enterprise Products Operating LLC 6.125% 10/15/39	249,000	313,236
Kinder Morgan Energy Partners LP 6.375% 3/01/41	376,000	437,049
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	175,541
Kinder Morgan Energy Partners LP 6.550% 9/15/40	500,000	584,566
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	217,586
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,704,747
Magellan Midstream Partners LP 5.150% 10/15/43	1,115,000	1,261,237
MPLX LP 4.875% 6/01/25	2,418,000	2,591,418
MPLX LP 5.200% 3/01/47	245,000	268,869
MPLX LP 5.500% 2/15/23	912,000	938,521

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Phillips 66 Partners LP 3.750% 3/01/28	$830,000	$830,379
Phillips 66 Partners LP 4.680% 2/15/45	178,000	182,829
Plains All American Pipeline LP VRN (b) 6.125% 12/31/99	2,345,000	2,341,482
Plains All American Pipeline LP/PAA Finance Corp. 3.650% 6/01/22	1,195,000	1,201,963
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	1,360,000	1,378,632
Plains All American Pipeline LP/PAA Finance Corp. 4.700% 6/15/44	675,000	631,025
Sabine Pass Liquefaction LLC (a) 4.200% 3/15/28	1,585,000	1,603,671
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	1,375,000	1,348,257
Sunoco Logistics Partners Operations LP 5.300% 4/01/44	525,000	518,122
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	652,000	691,752
Western Gas Partners LP 4.000% 7/01/22	2,044,000	2,085,241

		31,245,456

Private Equity — 0.2%
Hercules Capital, Inc. 4.625% 10/23/22	2,910,000	2,950,560

Real Estate Investment Trusts (REITS) — 0.8%
American Tower Corp. 4.400% 2/15/26	860,000	904,363
Crown Castle International Corp. 3.200% 9/01/24	1,605,000	1,588,358
Crown Castle International Corp. 4.000% 3/01/27	790,000	807,717
Healthcare Trust of America Holdings LP 3.500% 8/01/26	1,265,000	1,245,490
Highwoods Realty LP 7.500% 4/15/18	195,000	197,951
Host Hotels & Resorts LP 3.875% 4/01/24	1,675,000	1,704,160
Kimco Realty Corp. 3.300% 2/01/25	960,000	952,516
Mid-America Apartments LP 3.600% 6/01/27	1,115,000	1,116,902
UDR, Inc. 3.500% 7/01/27	1,435,000	1,434,668

	Principal Amount	Value
Weingarten Realty Investors 3.250% 8/15/26	$535,000	$513,486

		10,465,611

Retail — 1.1%
CVS Health Corp. 6.125% 9/15/39	560,000	703,793
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,180,340	1,345,526
CVS Pass-Through Trust (a) 7.507% 1/10/32	1,040,779	1,275,571
Dollar Tree, Inc. 5.750% 3/01/23	2,945,000	3,084,887
El Puerto de Liverpool SAB de CV (a) 3.950% 10/02/24	2,620,000	2,633,100
The Home Depot, Inc. 5.950% 4/01/41	600,000	812,537
QVC, Inc. 3.125% 4/01/19	960,000	963,583
QVC, Inc. 4.450% 2/15/25	1,380,000	1,407,696
QVC, Inc. 5.125% 7/02/22	545,000	576,404
Tiffany & Co. 4.900% 10/01/44	990,000	999,307

		13,802,404

Semiconductors — 0.1%
QUALCOMM, Inc. 4.300% 5/20/47	1,400,000	1,410,368

Software — 0.4%
Microsoft Corp. 4.450% 11/03/45	2,064,000	2,419,207
Oracle Corp. 4.000% 7/15/46	1,820,000	1,936,500

		4,355,707

Telecommunications — 2.0%
AT&T, Inc. 3.400% 8/14/24	2,005,000	2,015,294
AT&T, Inc. 3.800% 3/01/24	1,680,000	1,720,505
AT&T, Inc. 3.900% 8/14/27	1,835,000	1,847,261
AT&T, Inc. 4.750% 5/15/46	1,775,000	1,736,033
AT&T, Inc. 4.900% 8/14/37	850,000	860,706
AT&T, Inc. 5.250% 3/01/37	1,295,000	1,369,623
CenturyLink, Inc. 6.150% 9/15/19	560,000	579,600
Cisco Systems, Inc. 5.500% 1/15/40	345,000	456,505

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Crown Castle Towers LLC (a) 3.222% 5/15/42	$1,700,000	$1,717,051
Embarq Corp. 7.995% 6/01/36	145,000	141,013
Hughes Satellite Systems Corp. 6.500% 6/15/19	1,125,000	1,175,625
Sprint Communications, Inc. 9.250% 4/15/22	2,550,000	3,040,875
Ericsson LM 4.125% 5/15/22	3,075,000	3,096,588
Turk Telekomunikasyon AS (a) 3.750% 6/19/19	240,000	241,382
Verizon Communications, Inc. 4.125% 3/16/27	1,205,000	1,256,469
Verizon Communications, Inc. 4.862% 8/21/46	2,228,000	2,320,736
Verizon Communications, Inc. 6.550% 9/15/43	885,000	1,155,297

		24,730,563

Toys, Games & Hobbies — 0.1%
Mattel, Inc. 1.700% 3/15/18	1,805,000	1,798,231

Transportation — 0.3%
Asciano Finance Ltd. (a) 4.625% 9/23/20	610,000	630,507
Asciano Finance Ltd. (a) 5.000% 4/07/18	1,150,000	1,157,315
Autoridad del Canal de Panama (a) 4.950% 7/29/35	1,050,000	1,170,750
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	965,138

		3,923,710

Trucking & Leasing — 0.4%
DAE Funding LLC (a) 4.000% 8/01/20	1,049,000	1,059,490
Park Aerospace Holdings Ltd. (a) 4.500% 3/15/23	1,550,000	1,480,250
Park Aerospace Holdings Ltd. (a) 5.250% 8/15/22	2,125,000	2,111,719

		4,651,459

TOTAL CORPORATE DEBT (Cost $421,696,625)		434,090,556

MUNICIPAL OBLIGATIONS — 0.8%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,950,000	4,421,393
New York City Water & Sewer System 5.882% 6/15/44	105,000	145,258

	Principal Amount	Value
Orange County Local Transportation Authority BAB 6.908% 2/15/41	$1,350,000	$1,903,392
Panhandle-Plains Student Finance Corp., Series 2001-A2, FRN (b) 3.052% 12/01/31	800,000	786,168
State of California BAB 7.550% 4/01/39	120,000	188,833
State of California BAB 7.600% 11/01/40	1,115,000	1,780,577

		9,225,621

TOTAL MUNICIPAL OBLIGATIONS (Cost $8,475,308)		9,225,621

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.7%
Automobile ABS — 0.9%
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	84,342	84,278
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	266,773	266,387
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	488,638	489,098
First Investors Auto Owner Trust, Series 2016-2A, Class B (a) 2.210% 7/15/22	2,990,000	2,954,576
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	2,250,000	2,243,063
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.950% 7/15/20	515,557	518,218
Oscar US Funding Trust V, Series 2016-2A, Class A4 (a) 2.990% 12/15/23	4,000,000	3,983,428
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (a) 3.300% 5/10/24	950,000	953,148

		11,492,196

Commercial MBS — 1.0%
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN (b) 6.184% 2/10/51	606,753	606,503
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN (b) 5.513% 1/12/45	750,208	748,909

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	$1,060,000	$1,061,388
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	1,375,000	1,440,224
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, VRN (b) 4.236% 2/10/47	1,410,000	1,508,012
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class C, VRN (b) 4.254% 5/10/48	1,000,000	985,188
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	995,000	1,023,772
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (b) 5.767% 7/10/38	1,280,685	1,293,450
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	521,491
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN (b) 5.466% 6/12/47	500,416	499,599
Morgan Stanley Capital I Trust, Series 2011-C2, Class B, VRN (a) (b) 5.200% 6/15/44	1,325,000	1,396,869
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN (b) 5.476% 8/15/39	126,083	125,798
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, VRN (b) 5.997% 6/15/45	364,135	366,075
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN (b) 6.011% 2/15/51	795,948	798,297
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	97,887	99,088

		12,474,663

	Principal Amount	Value
Home Equity ABS — 0.1%
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 2.212% 11/25/35	$117,558	$117,499
Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M1, 1 mo. USD LIBOR + .500%, FRN 2.064% 6/28/44	148,548	148,766
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 2.452% 2/25/35	541,680	511,261
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 2.272% 3/25/35	560,827	561,961

		1,339,487

Other ABS — 15.7%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.677% 3/15/42	590,191	565,267
321 Henderson Receivables I LLC, Series 2015-1A, Class A (a) 3.260% 9/15/72	1,227,142	1,211,773
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 3.053% 1/25/35	383,580	382,154
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.839% 10/15/28	2,620,000	2,641,869
ALM XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.528% 7/28/26	2,450,000	2,455,003
Alterna Funding II LLC, Series 2015-1A, Class A (a) 2.500% 2/15/24	550,424	549,392
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (a) 2.823% 10/20/28	770,000	772,371
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	1,862,000	1,901,718
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.227% 12/15/42	1,012,617	1,020,193

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.474% 1/18/25	$1,250,000	$1,253,235
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.841% 8/05/27	3,825,000	3,836,502
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.564% 7/20/30	1,990,000	1,996,101
Birchwood Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.539% 7/15/26	2,180,000	2,187,268
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (a) 2.487% 12/16/41	1,664,583	1,649,139
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.784% 7/18/27	2,595,000	2,607,222
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	1,262,328	1,265,131
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A (a) 2.940% 5/25/29	1,146,498	1,134,185
Capital Automotive REIT, Series 2014-1A, Class A (a) 3.660% 10/15/44	900,000	900,404
Capital Automotive REIT, Series 2017-1A, Class A2 (a) 4.180% 4/15/47	993,333	1,009,210
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220%, FRN (a) 2.633% 8/14/30	4,000,000	4,016,188
CBAM Ltd., Series 2017-3A, Class A, FRN (a) (b) 2.599% 10/17/29	3,510,000	3,513,538
CIFC Funding V Ltd., Series 2017-5A, Class A1, FRN (a) (b) 2.543% 11/16/30	2,330,000	2,330,767
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,107,802	1,111,418
Clear Creek CLO Ltd., Series 2015-1A, Class AR, FRN (a) (b) 2.563% 10/20/30	2,040,000	2,053,823

	Principal Amount	Value
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	$463,404	$464,512
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 2.012% 9/25/34	156,238	155,671
Cronos Containers Program I Ltd., Series 2014-2A, Class A (a) 3.270% 11/18/29	394,444	391,826
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	281,406	281,143
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	604,895	600,941
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	634,583	628,539
Diamond Resorts Owner Trust, Series 2016-1, Class A (a) 3.080% 11/20/28	2,949,580	2,903,753
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	2,856,500	2,871,226
Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23 (a) 4.118% 7/25/47	778,050	794,694
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (a) 4.474% 10/25/45	3,053,500	3,115,933
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	458,333	455,499
Drug Royalty Corp., Inc., Series 2014-1, Class A2 (a) 3.484% 7/15/23	308,777	305,479
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	53,846	53,958
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (a) 2.730% 4/25/28	1,725,359	1,715,118
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	444,146	433,614
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	1,213,090	1,231,951
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	524,434	523,253

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	$1,961,928	$2,000,650
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.813% 7/20/27	2,875,000	2,877,993
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	329,167	326,777
Global SC Finance II SRL, Series 2013-2A, Class A (a) 3.670% 11/17/28	947,375	931,830
Global SC Finance IV Ltd., Series 2017-1A, Class A (a) 3.850% 4/15/37	1,741,347	1,768,965
Goldentree Loan Management US CLO Ltd., Series 2017-2A, Class A, FRN (a) (b) 2.724% 11/28/30	1,950,000	1,955,875
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.517% 4/25/25	3,122,455	3,123,104
Goodgreen Trust, Series 2016-1A, Class A (a) 3.230% 10/15/52	2,778,499	2,771,220
Goodgreen Trust, Series 2017-1A, Class A (a) 3.740% 10/15/52	1,276,156	1,267,188
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645%, FRN 2.197% 4/25/35	94,599	95,042
Helios Issuer LLC, Series 2017-1A, Class A (a) 4.940% 9/20/49	1,711,284	1,753,555
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	380,143	380,499
Hero Funding, Series 2017-3A, Class A1 (a) 3.190% 9/20/48	1,571,201	1,566,913
HERO Funding Trust, Series 2016-3A, Class A1 (a) 3.080% 9/20/42	1,637,884	1,616,447
HERO Funding Trust, Series 2017-2A, Class A1 (a) 3.280% 9/20/48	487,153	485,218
HERO Funding Trust, Series 2016-4A, Class A1 (a) 3.570% 9/20/47	1,799,946	1,829,232

	Principal Amount	Value
HERO Funding Trust, Series 2017-2A, Class A2 (a) 4.070% 9/20/48	$391,659	$399,416
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	572,031	568,086
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 (a) 4.300% 1/15/42	2,658,438	2,702,245
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.509% 7/15/25	971,249	972,593
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.763% 10/20/29	3,030,000	3,068,451
Lendmark Funding Trust, Series 2017-1A, Class A (a) 2.830% 12/22/25	1,270,000	1,266,680
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 2.347% 2/25/35	202,263	202,810
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.377% 6/25/35	573,708	574,167
Marble Point CLO XI Ltd., Series 2017-2A, Class A, FRN (a) (b) 2.793% 12/18/30	1,200,000	1,200,475
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	617,846	618,940
Marlette Funding Trust, Series 2017-2A, Class B (a) 3.190% 7/15/24	1,000,000	1,001,993
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	197,007	196,764
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	970,320	971,113
Mosaic Solar Loans LLC, Series 2017-2A, Class A (a) 3.820% 9/20/42	1,124,989	1,129,268
Mosaic Solar Loans LLC, Series 2017-1A, Class A (a) 4.450% 6/20/42	556,998	568,311
MP CLO III Ltd., Series 2013-1A, Class AR, FRN (a) (b) 2.613% 10/20/30	1,750,000	1,763,106
MVW Owner Trust, Series 2017-1A, Class A (a) 2.420% 12/20/34	480,647	476,255

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MVW Owner Trust, Series 2015-1A, Class A (a) 2.520% 12/20/32	$686,082	$682,335
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	13,727	13,720
NP SPE II LLC, Series 2017-1A, Class A2 (a) 4.219% 10/21/47	2,260,000	2,298,666
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 (a) 3.107% 12/15/50	3,000,000	2,986,641
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 (a) 2.833% 10/16/51	10,600,000	10,411,374
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.483% 4/20/25	1,847,050	1,849,751
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	870,000	873,217
Oportun Funding VI LLC, Series 2017-A, Class A (a) 3.230% 6/08/23	1,880,000	1,870,602
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	236,866	233,568
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	1,335,913	1,322,380
Orange Lake Timeshare Trust, Series 2016-A, Class B (a) 2.910% 3/08/29	1,118,740	1,100,110
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	1,400,000	1,405,315
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	384,448	382,320
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340%, FRN (a) 2.776% 2/20/30	700,000	705,300
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1, 1 mo. USD LIBOR + ..400%, FRN 1.952% 10/25/35	3,602	3,602
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A, VRN (a) (b) 2.280% 11/20/25	685,611	685,343

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	$214,367	$213,197
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	1,446,501	1,453,437
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	7,068,678	7,086,278
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	2,211,518	2,222,491
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	3,249,696	3,268,658
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (a) 3.280% 2/25/26	2,682,667	2,699,821
Spirit Master Funding LLC, Series 2014-4A, Class A1 (a) 3.501% 1/20/45	1,000,000	1,002,807
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,262,105	1,269,932
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.750% 11/15/49	4,490,000	4,484,389
Steele Creek CLO Ltd., Series 2017-1A, Class A, FRN (a) (b) 2.884% 1/15/30	660,000	660,251
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	254,325	252,241
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A (a) 4.190% 1/15/71	2,025,793	2,021,279
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.533% 10/17/26	2,900,000	2,908,570
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	2,468,750	2,503,354
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42	2,540,244	2,605,073
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.839% 10/13/29	2,150,000	2,187,083
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370%, FRN (a) 2.733% 4/20/27	1,750,000	1,752,907

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 (a) 2.709% 8/15/47	$595,509	$593,181
Trip Rail Master Funding LLC, Series 2017-1A, Class A2 (a) 3.736% 8/15/47	810,000	802,460
Triton Container Finance IV LLC, Series 2017-2A, Class A (a) 3.620% 8/20/42	3,327,725	3,331,273
Triton Container Finance VI LLC, Series 2017-1A, Class A (a) 3.520% 6/20/42	914,234	901,030
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, VRN (b) 2.997% 10/25/46	1,782,146	1,781,977
VSE VOI Mortgage LLC, Series 2016-A, Class A (a) 2.540% 7/20/33	1,879,397	1,863,403
WAVE Trust, Series 2017-1A, Class A (a) 3.844% 11/15/42	4,034,016	4,042,487
WAVE Trust, Series 2017-1A, Class C (a) 6.656% 11/15/42	2,727,156	2,727,074
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	3,885,563	3,891,448
Wendys Funding LLC, Series 2015-1A, Class A2II (a) 4.080% 6/15/45	1,788,825	1,831,186
Wendys Funding LLC, Series 2015-1A, Class A23 (a) 4.497% 6/15/45	2,150,500	2,190,541
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	770,088	769,788
Westgate Resorts LLC, Series 2017-1A, Class A (a) 3.050% 12/20/30	1,463,739	1,460,991

		193,325,013

Student Loans ABS — 10.7%
AccessLex Institute, Series 2004-A, Class A3, 28 day ARS, FRN 1.699% 7/01/39	2,950,000	2,910,243
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.550% 7/01/38	439,951	414,775
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 1.182% 1/25/47	900,000	730,232

	Principal Amount	Value
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A4, 3 mo. USD LIBOR + .160%, FRN 1.846% 3/28/35	$1,463,758	$1,439,691
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	1,681,476	1,684,984
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	900,550	899,793
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 3.238% 10/27/31	229,109	234,001
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 3.464% 10/25/44	4,592,189	4,638,111
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 3.552% 4/25/40	712,956	711,103
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (a) 2.720% 1/25/41	1,758,902	1,740,245
Earnest Student Loan Program LLC, Series 2016-B, Class A2 (a) 3.020% 5/25/34	1,241,118	1,234,857
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 3.402% 10/27/36	2,759,276	2,801,669
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.752% 12/27/66	3,064,931	3,100,253
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 2.902% 7/26/66	3,567,156	3,600,116
Edlinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $ 3,773,575), FRN (a) (b) (c) (d) (e) 3.350% 12/01/47	3,800,000	3,773,575
Education Services of America, Series 2014-4, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 3.052% 6/25/48	1,200,000	1,041,539
Education Services of America, Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 3.052% 10/25/56	1,100,000	963,229

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. USD LIBOR + 3.700%, FRN 5.067% 4/25/46	$625,000	$678,183
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS, FRN (a) 1.120% 1/01/44	450,000	394,126
Higher Education Funding I, Series 2004-1, Class B2, 28 day ARS, FRN (a) 1.288% 1/01/44	450,000	384,440
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.985% 9/27/35	550,309	548,207
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX (a) 3.020% 8/25/42	1,210,000	1,191,876
Navient Student Loan Trust, Series 2014-1, Class A4, 1 mo. USD LIBOR + .750%, FRN 2.078% 2/25/39	3,000,000	2,919,108
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 2.252% 2/25/70	2,833,898	2,842,612
Navient Student Loan Trust, Series 2017-5A, Class A, FRN (a) (b) 2.352% 7/26/66	2,068,297	2,075,425
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.552% 9/27/66	2,600,000	2,624,802
Navient Student Loan Trust, Series 2017-3A, Class A3, 1 mo. USD LIBOR + 1.050%, FRN (a) 2.602% 7/26/66	2,500,000	2,565,334
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%, FRN (a) 2.702% 7/26/66	6,000,000	6,142,771
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 2.802% 6/25/65	2,829,448	2,897,304
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 2.852% 3/25/66	13,750,000	14,138,292

	Principal Amount	Value
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 3.052% 10/25/58	$940,000	$939,999
Navient Student Loan Trust, Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500%, FRN (a) 3.052% 6/25/65	2,370,000	2,436,943
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (a) 3.600% 12/26/40	1,207,917	1,192,291
Nelnet Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .120%, FRN 1.487% 4/25/31	1,220,000	1,222,021
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 1.758% 3/23/37	1,121,439	1,109,463
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.925% 6/25/41	845,007	726,658
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (a) 2.182% 1/25/37	2,011,269	2,001,311
Nelnet Student Loan Trust, Series 2005-4, Class A4A, 7 day ARS, FRN 2.379% 3/22/32	325,000	303,494
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. USD LIBOR + .800%, FRN 2.167% 7/25/36	1,600,000	1,580,505
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (a) 2.502% 11/25/65	3,199,827	3,205,552
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. USD LIBOR + .300%, FRN 1.659% 7/15/36	378,000	374,136
SLM Student Loan Trust, Series 2002-7, Class A10, 28 day ARS, FRN 0.500% 3/15/28	247,000	247,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 0.500% 3/15/28	718,000	718,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 0.500% 9/15/28	650,000	650,000

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 0.500% 6/17/30	$250,000	$250,000
SLM Student Loan Trust, Series 2007-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.517% 1/25/28	2,400,000	2,140,649
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .150%, FRN 1.517% 4/25/40	1,012,875	928,032
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.577% 10/25/40	2,526,478	2,382,118
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (a) 1.917% 10/25/64	5,100,000	5,044,437
SLM Student Loan Trust, Series 2005-5, Class A5, 3 mo. USD LIBOR + .750%, FRN 2.117% 10/25/40	1,056,000	1,049,244
SLM Student Loan Trust, Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.828% 6/25/43	1,420,000	1,392,642
SLM Student Loan Trust, Series 2002-7, Class B, 28 day ARS, FRN 4.892% 12/15/39	3,950,000	3,947,288
SMB Private Education Loan Trust, Series 2016-B, Class A2A (a) 2.430% 2/17/32	1,575,000	1,547,495
SMB Private Education Loan Trust, Series 2016-A, Class A2A (a) 2.700% 5/15/31	3,000,000	2,983,021
SoFi Professional Loan Program LLC, Series 2015-A, Class RC (Acquired 4/19/17, Cost $3,376,500) (a) (c) (d) 0.000% 3/25/33	1,200	2,400,000
SoFi Professional Loan Program LLC, Series 2017-D, Class R1 (Acquired 7/19/17, Cost $2,653,222) (a) (c) (d) 0.000% 9/25/40	4,688,500	2,653,222
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B (a) 2.340% 4/25/33	1,300,000	1,277,955
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B (a) 2.360% 12/27/32	570,000	562,768
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B (a) 2.490% 1/25/36	1,610,000	1,600,452

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (a) 2.740% 10/25/32	$2,300,000	$2,274,360
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.752% 6/25/33	1,760,041	1,788,673
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.302% 8/25/36	858,507	879,399
SoFi Professional Loan Program LLC, Series 2017-A, Class B, VRN (a) (b) 3.440% 3/26/40	1,220,000	1,198,357
SoFi Professional Loan Program LLC, Series 2017-C, Class C, VRN (a) (b) 4.210% 7/25/40	990,000	953,381
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000%, FRN 2.361% 1/03/33	1,800,000	1,781,887
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.861% 8/01/35	3,050,000	2,969,695
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + .850%, FRN 2.185% 10/01/46	1,700,000	1,694,801

		131,728,145

WL Collateral CMO — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, VRN (b) 3.810% 8/25/34	43,704	43,991
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN (b) 3.445% 2/25/34	18,646	19,138
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN (b) 3.887% 9/25/33	7,389	6,882
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN (b) 3.596% 8/25/34	7,585	7,639
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN (b) 3.190% 8/25/34	48,204	46,986
JP Morgan Mortgage Trust, Series 2017-1, Class A11, VRN (a) (b) 3.500% 1/25/47	3,338,137	3,358,045

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN (b) 3.525% 2/25/34	$5,212	$5,076
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN (b) 3.588% 7/25/33	3,340	3,439
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN (b) 3.500% 2/25/34	226	241
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN (b) 3.494% 3/25/34	29,814	30,742
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 2.463% 4/25/44	76,255	76,817

		3,598,996

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $352,417,530)		353,958,500

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 6.125% 1/18/41	2,580,000	3,115,350
Mexico Government International Bond 6.750% 9/27/34	685,000	890,500
Mexico Government International Bond 4.750% 3/08/44	4,727,000	4,778,997

		8,784,847

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,257,423)		8,784,847

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.2%
Collateralized Mortgage Obligations — 1.3%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	2,619,540	2,654,661
Series 4290, Class CA 3.500% 12/15/38	1,766,814	1,811,918
Series 2617, Class Z 5.500% 5/15/33	1,433,354	1,580,477

	Principal Amount	Value
Series 2693, Class Z 5.500% 10/15/33	$2,529,046	$2,725,304
Series 3423, Class PB 5.500% 3/15/38	528,576	573,234
Series 2178, Class PB 7.000% 8/15/29	58,942	65,489
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	1,331,858	1,376,553
Series 2014-48, Class AB 4.000% 10/25/40	2,422,568	2,513,440
Series 2007-32, Class Z 5.500% 4/25/37	803,018	872,035
Series 2010-60, Class HJ 5.500% 5/25/40	554,179	592,185
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	692,179	746,723

		15,512,019

Pass-Through Securities — 23.2%
Federal Home Loan Mortgage Corp.
Pool #G11630 3.500% 6/01/19	25,186	26,038
Pool #J13972 3.500% 1/01/26	59,964	62,011
Pool #C91344 3.500% 11/01/30	162,015	168,483
Pool #C91424 3.500% 1/01/32	107,895	112,202
Pool #Q42045 3.500% 7/01/46	793,357	821,620
Pool #Q41916 3.500% 7/01/46	1,907,790	1,975,755
Pool #Q44277 3.500% 11/01/46	444,071	458,712
Pool #Q44275 3.500% 11/01/46	1,543,641	1,598,633
Pool #Q52216 3.500% 11/01/47	3,758,888	3,863,432
Pool #Q52868 3.500% 12/01/47	5,825,000	5,987,008
Pool #V83763 3.500% 12/01/47	13,560,370	13,937,518
Pool #V83655 3.500% 12/01/47	11,454,485	11,773,062
Pool #Q47730 4.000% 4/01/47	1,672,409	1,769,029
Pool #Q47742 4.000% 4/01/47	1,404,664	1,485,817
Pool #Q52834 4.000% 12/01/47	1,570,000	1,645,250

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #V83796 4.000% 12/01/47	$17,225,000	$18,050,589
Pool #V83764 4.000% 12/01/47	10,565,007	11,091,193
Pool #C91239 4.500% 3/01/29	8,367	8,904
Pool #C91251 4.500% 6/01/29	52,735	56,120
Pool #C03537 4.500% 8/01/40	1,166,934	1,254,454
Pool #G06057 4.500% 10/01/40	1,116,620	1,197,924
Pool #G60485 4.500% 10/01/41	1,394,831	1,495,956
Pool #G60172 4.500% 9/01/43	1,442,741	1,551,623
Pool #Q48208 4.500% 5/01/47	1,146,891	1,223,769
Pool #Q48869 4.500% 6/01/47	10,226,840	10,885,192
Pool #G05253 5.000% 2/01/39	255,237	277,401
Pool #C90939 5.500% 12/01/25	32,774	35,927
Pool #D97258 5.500% 4/01/27	37,064	40,630
Pool #C91026 5.500% 4/01/27	54,398	59,631
Pool #C91074 5.500% 8/01/27	5,361	5,877
Pool #D97417 5.500% 10/01/27	12,195	13,368
Pool #C91128 5.500% 12/01/27	2,869	3,145
Pool #C91148 5.500% 1/01/28	110,442	121,068
Pool #C91176 5.500% 5/01/28	40,337	44,218
Pool #C91217 5.500% 11/01/28	14,534	15,933
Pool #C01079 7.500% 10/01/30	1,994	2,327
Pool #C01135 7.500% 2/01/31	5,790	6,743
Federal Home Loan Mortgage Corp. TBA Pool #648 3.500% 1/01/45 (f)	6,750,000	6,933,516
Federal National Mortgage Association
Pool #AO8180 3.000% 9/01/42	41,430	41,718
Pool #AR1975 3.000% 12/01/42	51,315	51,608

	Principal Amount	Value
Pool #AP8668 3.000% 12/01/42	$224,614	$225,895
Pool #AB7401 3.000% 12/01/42	178,406	179,647
Pool #AB7397 3.000% 12/01/42	191,626	192,958
Pool #AR5391 3.000% 1/01/43	122,066	122,762
Pool #AR0306 3.000% 1/01/43	15,940	16,031
Pool #AL3215 3.000% 2/01/43	168,720	169,683
Pool #AR4109 3.000% 2/01/43	151,898	152,764
Pool #AB8809 3.000% 3/01/43	93,518	94,051
Pool #MA1368 3.000% 3/01/43	307,772	309,527
Pool #AT0169 3.000% 3/01/43	289,827	291,480
Pool #AR4432 3.000% 3/01/43	64,724	65,093
Pool #AR2174 3.000% 4/01/43	322,930	324,772
Pool #725692 3.229% 10/01/33 1 year CMT + 2.140%, FRN	134,233	138,755
Pool #888586 3.282% 10/01/34 1 year CMT + 2.210%, FRN	136,047	143,196
Pool #775539 3.475% 5/01/34 12 mo. USD LIBOR + 1.645%, FRN	47,590	49,662
Pool #AS1304 3.500% 12/01/28	1,795,142	1,860,497
Pool #AV1897 3.500% 12/01/28	313,627	325,045
Pool #AV2325 3.500% 12/01/28	946,218	980,666
Pool #BH5155 3.500% 9/01/47	15,513,675	15,941,512
Pool #CA0770 3.500% 11/01/47	14,844,513	15,256,217
Pool #MA3210 3.500% 12/01/47	2,068,398	2,125,764
Pool #CA0181 4.000% 8/01/47	10,438,526	10,925,794
Pool #BH9008 4.000% 8/01/47	348,196	364,450
Pool #BH9011 4.000% 9/01/47	348,535	364,804
Pool #CA0620 4.000% 10/01/47	14,528,305	15,211,022

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BF0094 4.000% 5/01/56	$7,059,875	$7,429,140
Pool #BF0105 4.000% 6/01/56	2,235,432	2,352,355
Pool #AA3980 4.500% 4/01/28	78,379	85,613
Pool #AH6787 4.500% 3/01/41	1,089,884	1,171,924
Pool #CA0185 4.500% 8/01/47	5,704,665	6,088,616
Pool #AD6437 5.000% 6/01/40	622,409	679,350
Pool #AD6996 5.000% 7/01/40	4,118,893	4,453,875
Pool #AL8173 5.000% 2/01/44	1,684,926	1,819,852
Pool #AD0836 5.500% 11/01/28	98,510	107,987
Pool #575667 7.000% 3/01/31	12,698	14,797
Pool #529453 7.500% 1/01/30	2,744	3,209
Pool #531196 7.500% 2/01/30	344	401
Pool #530299 7.500% 3/01/30	382	433
Pool #536386 7.500% 4/01/30	483	563
Pool #535996 7.500% 6/01/31	7,446	8,689
Pool #523499 8.000% 11/01/29	280	328
Pool #252926 8.000% 12/01/29	242	285
Pool #532819 8.000% 3/01/30	136	161
Pool #534703 8.000% 5/01/30	2,868	3,395
Pool #253437 8.000% 9/01/30	177	208
Pool #253481 8.000% 10/01/30	106	126
Pool #190317 8.000% 8/01/31	3,844	4,532
Pool #596656 8.000% 8/01/31	1,492	1,575
Pool #602008 8.000% 8/01/31	4,447	5,242
Pool #597220 8.000% 9/01/31	3,309	3,931
Federal National Mortgage Association TBA
Pool #1963 3.500% 10/01/44 (f)	21,450,000	22,031,497

	Principal Amount	Value
Pool #9174 4.000% 3/01/44 (f)	$5,080,000	$5,313,362
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	4,982,619	5,177,447
Pool #BF1053 3.500% 12/15/47	1,775,000	1,839,136
Pool #371146 7.000% 9/15/23	446	486
Pool #352022 7.000% 11/15/23	6,839	7,514
Pool #374440 7.000% 11/15/23	467	507
Pool #491089 7.000% 12/15/28	9,541	10,701
Pool #480539 7.000% 4/15/29	447	515
Pool #488634 7.000% 5/15/29	2,406	2,780
Pool #478658 7.000% 5/15/29	2,279	2,651
Pool #500928 7.000% 5/15/29	4,496	5,214
Pool #499410 7.000% 7/15/29	1,323	1,542
Pool #510083 7.000% 7/15/29	1,238	1,429
Pool #516706 7.000% 8/15/29	91	96
Pool #493723 7.000% 8/15/29	2,687	3,134
Pool #581417 7.000% 7/15/32	12,872	14,974
Government National Mortgage Association II
Pool #008746 2.250% 11/20/25 1 year CMT + 1.500%, FRN	5,158	5,251
Pool #080136 2.250% 11/20/27 1 year CMT + 1.500%, FRN	995	1,017
Pool #82462 2.375% 1/20/40 1 year CMT + 1.500%, FRN	574,304	591,762
Pool #82488 2.375% 3/20/40 1 year CMT + 1.500%, FRN	531,587	547,265
Pool #784026 3.500% 12/20/44	1,735,433	1,797,596
Pool #BC4641 3.500% 9/20/47	2,787,183	2,885,497
Pool #MA4778 3.500% 10/20/47	14,827,927	15,355,592

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BC4885 3.500% 11/20/47	$4,193,290	$4,348,081
Pool #BD6940 3.500% 12/20/47	2,650,000	2,743,889
Pool #AC2985 4.000% 10/20/47	847,678	888,240
Government National Mortgage Association II TBA
Pool #207 3.500% 5/01/45 (f)	17,800,000	18,409,095
Pool #232 4.000% 12/01/44 (f)	13,750,000	14,336,523

		286,544,831

Whole Loans — 0.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2016-HQA3, 2.352% 3/25/29 Class M1 1 mo. USD LIBOR + .800%, FRN	509,538	510,222
Series 2016-HQA3, 2.902% 3/25/29 Class M2 1 mo. USD LIBOR + 1.350%, FRN	790,000	797,457
Series 2016-DNA1, 3.002% 7/25/28 Class M1, 1 mo. USD LIBOR + 1.450%, FRN	169,854	170,085
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C06, 2.852% 4/25/29 Class 1M1 1 mo. USD LIBOR + 1.300%, FRN	2,320,712	2,343,622
Series 2016-C05, 2.902% 1/25/29 Class 2M1 1 mo. USD LIBOR + 1.350%, FRN	2,878,255	2,893,956
Series 2016-C04, 3.002% 1/25/29 Class 1M1 1 mo. USD LIBOR + 1.450%, FRN	1,866,458	1,883,097

		8,598,439

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $312,310,172)		310,655,289

U.S. TREASURY OBLIGATIONS — 7.2%
U.S. Treasury Bonds & Notes — 7.2%
U.S. Treasury Bond 2.500% 5/15/46	34,950,000	33,254,380
U.S. Treasury Bond (g) 3.500% 2/15/39	16,600,000	18,955,125
U.S. Treasury Note 1.625% 8/31/22	13,200,000	12,874,641

	Principal Amount	Value
U.S. Treasury Note 2.000% 11/15/26	$21,700,000	$21,004,075
U.S. Treasury Note 2.250% 8/15/27	2,400,000	2,366,437

		88,454,658

TOTAL U.S. TREASURY OBLIGATIONS (Cost $87,995,148)		88,454,658

TOTAL BONDS & NOTES (Cost $1,191,152,206)		1,205,169,471

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $4,965,783)		4,738,571

TOTAL LONG-TERM INVESTMENTS (Cost $1,198,492,989)		1,212,400,842

SHORT-TERM INVESTMENTS — 11.4%
Commercial Paper — 11.4%
Ameren Corp. 1.775% 1/04/18	8,200,000	8,197,709
American Electric Power Co., Inc. (a) 1.979% 1/11/18	2,000,000	1,998,770
Bell Canada (a) 1.700% 3/01/18	6,600,000	6,579,517
Carnival Corp. (a) 1.915% 3/14/18	12,000,000	11,955,250
CenterPoint Energy, Inc. (a) 1.731% 3/05/18	3,900,000	3,887,287
Dominion Resources, Inc. (a) 1.535% 1/02/18	8,000,000	7,998,516
Dominion Resources, Inc. (a) 1.738% 4/09/18	3,000,000	2,984,640
Enbridge (US), Inc. (a) 1.987% 3/22/18	3,000,000	2,987,543
Entergy Corp. (a) 1.968% 1/11/18	2,000,000	1,998,615
Enterprise Products Operating LLC (a) 1.576% 1/18/18	2,000,000	1,998,086
Florida Power & Light Co. 1.527% 1/23/18	4,700,000	4,694,233
Fortive Corp. (a) 1.608% 1/16/18	10,000,000	9,991,410
Glencore Funding LLC (a) 1.629% 1/10/18	5,200,000	5,196,906
Glencore Funding LLC (a) 1.731% 1/23/18	6,750,000	6,741,375

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hyundai Capital America (a) 1.506% 1/04/18	$2,000,000	$1,999,441
Hyundai Capital America (a) 1.596% 1/17/18	9,000,000	8,991,825
Marriott International (a) 1.596% 1/16/18	5,000,000	4,995,705
Marriott International (a) 1.596% 1/16/18	2,400,000	2,397,938
Molex Electronic Technologies (a) 1.656% 1/02/18	6,800,000	6,798,588
Nasdaq, Inc. (a) 1.608% 1/18/18	6,300,000	6,294,040
Nasdaq, Inc. (a) 1.650% 1/24/18	2,000,000	1,997,517
Nasdaq, Inc. (a) 1.682% 2/20/18	3,700,000	3,690,495
Public Service Enterprise Group, Inc. (a) 2.137% 2/20/18	2,000,000	1,994,803
Spectra Energy Partners (a) 1.849% 1/25/18	3,500,000	3,495,427
Telus Corp. (a) 2.089% 3/26/18	1,000,000	995,636
Thomson Reuters Corp. (a) 1.629% 2/13/18	7,000,000	6,983,981
Thomson Reuters Corp. (a) 1.649% 2/13/18	4,000,000	3,990,846
Transcanada Pipelines Ltd. (a) 1.576% 1/09/18	4,000,000	3,997,928
WPP CP Finance PLC (a) 1.736% 2/09/18	5,000,000	4,989,745

		140,823,772

Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	177,529	177,529

TOTAL SHORT-TERM INVESTMENTS (Cost $141,027,226)		141,001,301

TOTAL INVESTMENTS — 109.8% (Cost $1,339,520,215) (h)		1,353,402,143

Other Assets/(Liabilities) — (9.8)%		(120,728,436)

NET ASSETS — 100.0%		$1,232,673,707

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $517,087,448 or 41.95% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2017.
(c)	Investment was valued using significant unobservable inputs.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2017, these securities amounted to a value of $8,826,797 or 0.72% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $3,773,575 or 0.31% of net assets.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

(#) The Fund had the following open Purchased Swaptions contracts at December 31, 2017:

Purchased Swaptions

OTC Counterparty*	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	32,720,000	USD	32,720,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Strike 2.44	$1,635,748	$1,590,497	$(45,251)
Put
Barclays Bank PLC	66,610,000	USD	66,610,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Strike 2.94	$3,330,035	$3,148,074	$(181,961)

							$4,965,783	$4,738,571	$(227,212)

*	Contracts are subject to a Master Netting Agreement.

The Fund had the following open Futures contracts at December 31, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	3/20/18	100	$16,614,989	$150,636
U.S. Treasury Note 2 Year	3/29/18	318	68,239,605	(152,824)
U.S. Treasury Note 5 Year	3/29/18	1,119	130,575,688	(588,101)

				$(590,289)

The Fund had the following open Swap agreements at December 31, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps*
Goldman Sachs International	USD	3,200,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	$(470,192)	$1,972	$(468,220)
Goldman Sachs International	USD	920,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(60,903)	(73,711)	(134,614)
Goldman Sachs International	USD	2,540,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(151,686)	(219,964)	(371,650)

							$(682,781)	$(291,703)	$(974,484)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Collateral for swap agreements held by Goldman Sachs International amounted to $970,120 in securities at December 31, 2017.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	86.0%
Cayman Islands	5.3%
Canada	1.3%
Mexico	1.1%
Luxembourg	0.8%
United Kingdom	0.7%
Netherlands	0.6%
Ireland	0.4%
Bermuda	0.3%
Spain	0.3%
Turkey	0.3%
Colombia	0.3%
Sweden	0.3%
France	0.2%
Australia	0.1%
Switzerland	0.1%
Barbados	0.1%
India	0.1%
Panama	0.1%
United States Virgin Islands	0.0%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML U.S. Government Money Market Fund – Portfolio of Investments

December 31, 2017

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.3%
Discount Notes — 86.8%
Federal Farm Credit Bank 1.170% , 3/29/18, 3/29/18 (a)	$450,000	$448,728
Federal Farm Credit Bank 1.541% , 4/16/18, 4/16/18 (a)	3,000,000	3,001,549
Federal Home Loan Bank 1.023% , 2/09/18, 2/09/18 (a)	4,000,000	3,999,334
Federal Home Loan Bank 1.120% , 2/14/18, 2/14/18 (a)	900,000	898,768
Federal Home Loan Bank 1.262% , 8/08/18, 8/08/18 (a)	8,000,000	8,000,008
Federal Home Loan Bank 1.278% , 1/02/18, 1/02/18 (a)	2,000,000	1,999,930
Federal Home Loan Bank 1.278% , 1/03/18, 1/03/18 (a)	2,430,000	2,429,830
Federal Home Loan Bank 1.300% , 2/01/18, 2/01/18 (a)	3,000,000	2,996,693
Federal Home Loan Bank 1.302% , 2/26/18, 2/26/18 (a)	12,000,000	12,001,629
Federal Home Loan Bank 1.322% , 10/11/18, 10/11/18 (a)	2,000,000	2,000,000
Federal Home Loan Bank 1.338% , 3/06/18, 3/06/18 (a)	5,000,000	5,000,851
Federal Home Loan Bank 1.343% , 3/14/18, 3/14/18 (a)	10,000,000	9,973,600
Federal Home Loan Bank 1.371% , 7/20/18, 7/20/18 (a)	8,000,000	8,000,000
Federal Home Loan Bank 1.371% , 8/20/18, 8/20/18 (a)	5,000,000	4,999,724
Federal Home Loan Bank 1.387% , 1/23/18, 1/23/18 (a)	5,000,000	4,999,988
Federal Home Loan Bank 1.387% , 1/25/18, 1/25/18 (a)	14,000,000	13,999,936
Federal Home Loan Bank 1.420% , 3/16/18, 3/16/18 (a)	16,400,000	16,402,826
Federal Home Loan Bank 1.452% , 12/27/18, 12/27/18 (a)	5,000,000	5,000,336
Federal Home Loan Bank Discount Notes 1.080% , 1/12/18, 1/12/18 (a)	170,000	169,944
Federal Home Loan Bank Discount Notes 1.087% , 1/02/18, 1/02/18 (a)	700,000	699,979
Federal Home Loan Bank Discount Notes 1.099% , 1/05/18, 1/05/18 (a)	1,550,000	1,549,814
Federal Home Loan Bank Discount Notes 1.115% , 1/10/18, 1/10/18 (a)	1,800,000	1,799,498
Federal Home Loan Bank Discount Notes 1.283% , 1/12/18, 1/12/18 (a)	200,000	199,923

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 1.289% , 1/16/18, 1/16/18 (a)	$3,000,000	$2,998,412
Federal Home Loan Bank Discount Notes 1.289% , 1/19/18, 1/19/18 (a)	2,500,000	2,498,412
Federal Home Loan Bank Discount Notes 1.294% , 1/31/18, 1/31/18 (a)	4,000,000	3,995,750
Federal Home Loan Bank Discount Notes 1.321% , 2/22/18, 2/22/18 (a)	800,000	798,498
Federal Home Loan Bank Discount Notes 1.326% , 2/21/18, 2/21/18 (a)	5,000,000	4,990,756
Federal Home Loan Bank Discount Notes 1.332% , 2/26/18, 2/26/18 (a)	1,000,000	997,962
Federal Home Loan Bank Discount Notes 1.353% , 3/19/18, 3/19/18 (a)	1,620,000	1,615,392
Federal Home Loan Mortgage Corp. 1.543% , 3/08/18, 3/08/18 (a)	1,100,000	1,100,498

		129,568,568

Repurchase Agreement — 13.4%
HSBC Securities (USA) Inc. Tri-Party Repurchase Agreement, dated 12/29/17, 1.350%, due 1/02/18 (b)	20,000,000	20,000,000

Time Deposit — 0.1%
Euro Time Deposit 0.120% 1/02/18	87,794	87,794

TOTAL SHORT-TERM INVESTMENTS (Cost $149,656,362)		149,656,362

TOTAL INVESTMENTS — 100.3% (Cost $149,656,362) (c)		149,656,362

Other Assets/(Liabilities) — (0.3)%		(385,528)

NET ASSETS — 100.0%		$149,270,834

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect demand date and stated maturity date, respectively.
(b)	Maturity value of $20,003,000. Collateralized by U.S. Government Agency obligations with rates ranging from 1.875% – 2.875%, maturity dates ranging from 2/28/22 – 5/15/43, and an aggregate market value, including accrued interest, of $20,401,569.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2017

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$693,416,288	$878,925,331	$1,212,400,842	$-
Repurchase agreements, at value (Note 2) (b)	400,810	10,361,349	-	20,000,000
Other short-term investments, at value (Note 2) (c)	25,235,340	-	141,001,301	129,656,362

Total investments (d)	719,052,438	889,286,680	1,353,402,143	149,656,362

Receivables from:
Investments sold	903,554	1,167,381	1,978,755	-
Investments sold on a when-issued basis (Note 2)	18,139,840	-	105,553,057	-
Fund shares sold	174,814	18,897	201,623	2,392
Variation margin on open derivative instruments (Note 2)	25,477	-	161,454	-
Interest and dividends	1,660,230	897,646	7,200,569	62,188
Interest tax reclaim receivable	113	-	-	-
Foreign taxes withheld	-	42,804	-	-

Total assets	739,956,466	891,413,408	1,468,497,601	149,720,942

Liabilities:
Payables for:
Investments purchased	10,545,904	1,106,047	55,844,533	-
Collateral held for open purchased options (Note 2)	790,000	-	4,825,000	-
Investments purchased on a when-issued basis (Note 2)	32,050,375	-	172,675,156	-
Fund shares repurchased	221,094	218,788	579,136	301,828
Securities on loan (Note 2)	-	20,307,925	-	-
Open swap agreements, at value (Note 2)	159,488	-	974,484	-
Trustees’ fees and expenses (Note 3)	210,347	264,840	246,800	54,559
Affiliates (Note 3):
Investment advisory fees	245,060	295,824	404,536	61,557
Service fees	53,033	58,345	178,253	-
Due to custodian	121,156	-	-	-
Commitment and Contingent Liabilities (Note 9)	-	-	-	-
Accrued expense and other liabilities	72,300	68,946	95,996	32,164

Total liabilities	44,468,757	22,320,715	235,823,894	450,108

Net assets	$695,487,709	$869,092,693	$1,232,673,707	$149,270,834

Net assets consist of:
Paid-in capital	$498,813,164	$566,017,701	$1,236,606,233	$149,319,990
Undistributed (accumulated) net investment income (loss)	-	14,674,449	1,192,188	-
Distributions in excess of net investment income	(97,146)	-	-	(49,379)
Accumulated net realized gain (loss) on investments and foreign currency transactions	43,680,766	114,087,997	(17,733,572)	223
Net unrealized appreciation (depreciation) on investments and foreign currency translations	153,090,925	174,312,546	12,608,858	-

Net assets	$695,487,709	$869,092,693	$1,232,673,707	$149,270,834

(a) Cost of investments:	$540,138,962	$704,612,785	$1,198,492,989	$-
(b) Cost of repurchase agreements:	$400,810	$10,361,349	$-	$20,000,000
(c) Cost of other short-term investments:	$25,237,150	$-	$141,027,226	$129,656,362
(d) Securities on loan with market value of:	$-	$19,709,581	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Initial Class shares:
Net assets	$607,368,496	$774,277,651	$953,592,143	$149,270,834

Shares outstanding (a)	26,035,856	24,436,467	76,811,115	149,273,449

Net asset value, offering price and redemption price per share	$23.33	$31.69	$12.41	$1.00

Service Class shares:
Net assets	$88,119,213	$94,815,042	$279,081,564	$-

Shares outstanding (a)	3,786,117	3,027,975	22,524,029	-

Net asset value, offering price and redemption price per share	$23.27	$31.31	$12.39	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2017

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML U.S. Government Money Market Fund
Investment income (Note 2):
Dividends (a)	$9,664,442	$17,970,097	$121,125		$-
Interest	6,064,653	23,282	38,974,687		1,381,230
Securities lending net income	-	37,329	-		-

Total investment income	15,729,095	18,030,708	39,095,812		1,381,230

Expenses (Note 3):
Investment advisory fees	2,781,076	3,364,883	4,750,435		751,785
Custody fees	87,330	63,119	33,808	*	18,817
Audit fees	36,655	35,929	37,714		31,248
Legal fees	4,741	6,685	2,323	*	6,785
Proxy fees	976	976	-	*	976
Shareholder reporting fees	58,924	70,296	43,415	*	17,745
Trustees’ fees	42,174	52,844	71,853		10,046

	3,011,876	3,594,732	4,939,548		837,402
Service fees:
Service Class	181,322	216,923	690,880		-

Total expenses	3,193,198	3,811,655	5,630,428		837,402

Net investment income (loss)	12,535,897	14,219,053	33,465,384		543,828

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	49,947,580	117,560,614	7,412,592		223
Futures contracts	(1,261,555)	-	1,560,429		-
Swap agreements	(17,383)	-	(114,954)		-
Foreign currency transactions	-	11,681	-		-

Net realized gain (loss)	48,668,642	117,572,295	8,858,067		223

Net change in unrealized appreciation (depreciation) on:
Investment transactions	33,430,366	(9,508,654)	13,889,014		-
Futures contracts	45,638	-	49,535		-
Swap agreements	(94,810)	-	(578,832)		-

Net change in unrealized appreciation (depreciation)	33,381,194	(9,508,654)	13,359,717		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	82,049,836	108,063,641	22,217,784		223

Net increase (decrease) in net assets resulting from operations	$94,585,733	$122,282,694	$55,683,168		$544,051

(a) Net of foreign withholding tax of:	$-	$136,183	$-		$-
*	Paid by MassMutual from 1/1/17-9/30/17, pursuant to investment advisory agreement dated 12/15/11 for a period of at least three years. The agreement was terminated after that period upon approval of a majority of the Independent Trustees, and effective 10/1/17, the Fund has paid these expenses.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,535,897	$12,544,719
Net realized gain (loss)	48,668,642	28,039,281
Net change in unrealized appreciation (depreciation)	33,381,194	15,605,210

Net increase (decrease) in net assets resulting from operations	94,585,733	56,189,210

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(12,531,025)	(12,269,213)
Service Class	(1,429,608)	(1,001,145)

Total distributions from net investment income	(13,960,633)	(13,270,358)

From net realized gains:
Initial Class	(23,720,611)	(54,825,750)
Service Class	(2,665,274)	(4,650,473)

Total distributions from net realized gains	(26,385,885)	(59,476,223)

Net fund share transactions (Note 5):
Initial Class	(22,711,107)	11,426,537
Service Class	21,969,778	13,484,118

Increase (decrease) in net assets from fund share transactions	(741,329)	24,910,655

Capital Contribution	-	-

Total increase (decrease) in net assets	53,497,886	8,353,284
Net assets
Beginning of year	641,989,823	633,636,539

End of year	$695,487,709	$641,989,823

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$129,711

Distributions in excess of net investment income included in net assets at end of year	$(97,146)	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Fund		MML Managed Bond Fund		MML U.S. Government Money Market Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$14,219,053	$16,139,713	$33,465,384	$31,556,238	$543,828	$221
117,572,295	6,307,274	8,858,067	(14,492,350)	223	3,790
(9,508,654)	68,646,016	13,359,717	16,355,296	-	-

122,282,694	91,093,003	55,683,168	33,419,184	544,051	4,011

(13,519,486)	(11,993,394)	(30,212,037)	(27,667,303)	(546,360)	(222)
(1,449,726)	(1,123,086)	(8,142,837)	(6,650,943)	-	-

(14,969,212)	(13,116,480)	(38,354,874)	(34,318,246)	(546,360)	(222)

(5,088,008)	(43,851,037)	-	(4,333,772)	(1,678)	-
(613,145)	(4,678,832)	-	(1,095,099)	-	-

(5,701,153)	(48,529,869)	-	(5,428,871)	(1,678)	-

(44,354,184)	(8,210,073)	(1,563,502)	(30,773,399)	(16,861,181)	(1,944,234)
2,249,122	9,935,719	14,553,437	17,106,810	-	-

(42,105,062)	1,725,646	12,989,935	(13,666,589)	(16,861,181)	(1,944,234)

-	-	-	-	-	176,276

59,507,267	31,172,300	30,318,229	(19,994,522)	(16,865,168)	(1,764,169)

809,585,426	778,413,126	1,202,355,478	1,222,350,000	166,136,002	167,900,171

$869,092,693	$809,585,426	$1,232,673,707	$1,202,355,478	$149,270,834	$166,136,002

$14,674,449	$15,593,338	$1,192,188	$2,417,099	$-	$-

$-	$-	$-	$-	$(49,379)	$(46,335)

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$21.54	$0.42	$2.74	$3.16	$(0.47)	$(0.90)	$(1.37)	$23.33	15.25%		$607,368	0.45%	1.91%
12/31/16	22.22	0.43	1.48	1.91	(0.46)	(2.13)	(2.59)	21.54	9.42%		581,972	0.46%	2.03%
12/31/15	24.51	0.48	(0.45)	0.03	(0.50)	(1.82)	(2.32)	22.22	0.08%		586,082	0.45%	2.07%
12/31/14	22.78	0.45	2.01	2.46	(0.49)	(0.24)	(0.73)	24.51	10.99%		644,881	0.45%	1.92%
12/31/13	19.33	0.41	3.48	3.89	(0.44)	-	(0.44)	22.78	20.31%		639,537	0.46%	1.94%
Service Class
12/31/17	$21.50	$0.37	$2.72	$3.09	$(0.42)	$(0.90)	$(1.32)	$23.27	14.97%		$88,119	0.70%	1.66%
12/31/16	22.18	0.37	1.48	1.85	(0.40)	(2.13)	(2.53)	21.50	9.15%		60,018	0.71%	1.78%
12/31/15	24.48	0.42	(0.46)	(0.04)	(0.44)	(1.82)	(2.26)	22.18	(0.17%	)	47,555	0.70%	1.83%
12/31/14	22.75	0.39	2.01	2.40	(0.43)	(0.24)	(0.67)	24.48	10.71%		40,333	0.70%	1.68%
12/31/13	19.30	0.36	3.47	3.83	(0.38)	-	(0.38)	22.75	20.01%		30,932	0.71%	1.70%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	134%	175%	209%	183%	235%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$28.08	$0.52	$3.85	$4.37	$(0.55)	$(0.21)	$(0.76)	$31.69	15.79%		$774,278	0.43%	1.73%
12/31/16	27.08	0.58	2.69	3.27	(0.49)	(1.78)	(2.27)	28.08	12.59%		727,540	0.44%	2.15%
12/31/15	30.28	0.50	(1.67)	(1.17)	(0.64)	(1.39)	(2.03)	27.08	(3.43%	)	709,315	0.43%	1.69%
12/31/14	27.55	0.61	2.57	3.18	(0.45)	-	(0.45)	30.28	11.57%		799,222	0.43%	2.12%
12/31/13	21.07	0.41	6.54	6.95	(0.47)	-	(0.47)	27.55	33.27%		787,449	0.44%	1.69%
Service Class
12/31/17	$27.77	$0.44	$3.80	$4.24	$(0.49)	$(0.21)	$(0.70)	$31.31	15.50%		$94,815	0.68%	1.49%
12/31/16	26.81	0.50	2.67	3.17	(0.43)	(1.78)	(2.21)	27.77	12.31%		82,045	0.69%	1.90%
12/31/15	30.01	0.42	(1.65)	(1.23)	(0.58)	(1.39)	(1.97)	26.81	(3.67%	)	69,098	0.68%	1.45%
12/31/14	27.34	0.52	2.56	3.08	(0.41)	-	(0.41)	30.01	11.29%		56,685	0.68%	1.82%
12/31/13	20.93	0.35	6.49	6.84	(0.43)	-	(0.43)	27.34	32.94%		41,591	0.69%	1.44%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	70%	47%	39%	38%	100%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$12.24	$0.35	$0.22	$0.57	$(0.40)	$-	$(0.40)	$12.41	4.69%		$953,592	0.40%	2.78%
12/31/16	12.31	0.33	0.02	0.35	(0.36)	(0.06)	(0.42)	12.24	2.75%		941,621	0.39%	2.61%
12/31/15	12.82	0.33	(0.43)	(0.10)	(0.36)	(0.05)	(0.41)	12.31	(0.75%	)	976,932	0.39%	2.59%
12/31/14	12.44	0.32	0.47	0.79	(0.41)	-	(0.41)	12.82	6.46%		1,218,504	0.39%	2.47%
12/31/13	13.20	0.31	(0.52)	(0.21)	(0.40)	(0.15)	(0.55)	12.44	(1.64%	)	1,123,545	0.39%	2.46%
Service Class
12/31/17	$12.22	$0.31	$0.23	$0.54	$(0.37)	$-	$(0.37)	$12.39	4.43%		$279,082	0.65%	2.53%
12/31/16	12.29	0.29	0.03	0.32	(0.33)	(0.06)	(0.39)	12.22	2.49%		260,735	0.64%	2.36%
12/31/15	12.80	0.30	(0.43)	(0.13)	(0.33)	(0.05)	(0.38)	12.29	(1.00%	)	245,418	0.64%	2.36%
12/31/14	12.42	0.28	0.48	0.76	(0.38)	-	(0.38)	12.80	6.19%		217,495	0.64%	2.22%
12/31/13	13.18	0.28	(0.52)	(0.24)	(0.37)	(0.15)	(0.52)	12.42	(1.88%	)	178,346	0.64%	2.21%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	237%	314%	358%	368%	313%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML U. S. Government Money Market Fund

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$1.00	$0.00	[d]	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.36%		$149,271	0.54%	0.54%	[n]	0.35%
12/31/16	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.11%		166,136	0.54%	0.40%		0.00%[e]
12/31/15	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	167,900	0.52%	0.15%		-
12/31/14	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	252,701	0.51%	0.11%		-
12/31/13	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	272,401	0.51%	0.14%		-

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account

Notes to Financial Statements (Continued)

factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward

Notes to Financial Statements (Continued)

foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2017. The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2017. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2017, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Blend Fund
Asset Investments
Common Stock	$488,470,766	$-	$-		$488,470,766
Preferred Stock	524,800	-	-		524,800
Corporate Debt	-	71,201,809	-		71,201,809
Municipal Obligations	-	1,339,391	-		1,339,391
Non-U.S. Government Agency Obligations	-	57,153,690	1,801,713	*	58,955,403
Sovereign Debt Obligations	-	1,688,614	-		1,688,614
U.S. Government Agency Obligations and Instrumentalities	-	51,070,111	-		51,070,111
U.S. Treasury Obligations	-	19,377,887	-		19,377,887
Purchased Options	-	767,579	-		767,579
Rights	-	-	19,928	*	19,928
Short-Term Investments	-	25,636,150	-		25,636,150

Total Investments	$488,995,566	$228,235,231	$1,821,641		$719,052,438

Asset Derivatives
Futures Contracts	$27,503	$-	$-		$27,503

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Blend Fund (Continued)
Liability Derivatives
Futures Contracts	$(102,355)	$-	$-		$(102,355)
Swap Agreements	-	(159,488)	-		(159,488)

Total	$(102,355)	$(159,488)	$-		$(261,843)

Managed Bond Fund
Asset Investments
Preferred Stock	$2,492,800	$-	$-		$2,492,800
Corporate Debt	-	434,090,556	-		434,090,556
Municipal Obligations	-	9,225,621	-		9,225,621
Non-U.S. Government Agency Obligations	-	345,131,703	8,826,797	*	353,958,500
Sovereign Debt Obligations	-	8,784,847	-		8,784,847
U.S. Government Agency Obligations and Instrumentalities	-	310,655,289	-		310,655,289
U.S. Treasury Obligations	-	88,454,658	-		88,454,658
Purchased Options	-	4,738,571	-		4,738,571
Short-Term Investments	-	141,001,301	-		141,001,301

Total Investments	$2,492,800	$1,342,082,546	$8,826,797		$1,353,402,143

Asset Derivatives
Futures Contracts	$150,636	$-	$-		$150,636

Liability Derivatives
Futures Contracts	$(740,925)	$-	$-		$(740,925)
Swap Agreements	-	(974,484)	-		(974,484)

Total	$(740,925)	$(974,484)	$-		$(1,715,409)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2017.

Statements of Assets and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund
Receivables from:
Investments sold on a when-issued basis	X		X

Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan		X
Due to custodian	X
Collateral held for open purchased options	X		X

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2017. The Funds recognize transfers between the Levels as of the beginning of the year.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2017, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M
*	Includes any options purchased or written on futures contracts, if applicable.

At December 31, 2017, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Purchased Options*	$-	$-	$767,579	$767,579
Futures Contracts^^	-	-	27,503	27,503

Total Value	$-	$-	$795,082	$795,082

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund (Continued)
Liability Derivatives
Futures Contracts^^	$-	$-	$(102,355)	$(102,355)
Swap Agreements^	(159,488)	-	-	(159,488)

Total Value	$(159,488)	$-	$(102,355)	$(261,843)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(64,225)	$(64,225)
Futures Contracts	-	(1,469,980)	208,425	(1,261,555)
Swap Agreements	(17,383)	-	-	(17,383)

Total Realized Gain (Loss)	$(17,383)	$(1,469,980)	$144,200	$(1,343,163)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(36,805)	$(36,805)
Futures Contracts	-	-	45,638	45,638
Swap Agreements	(94,810)	-	-	(94,810)

Total Change in Appreciation (Depreciation)	$(94,810)	$-	$8,833	$(85,977)

Managed Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$4,738,571	$4,738,571
Futures Contracts^^	-	-	150,636	150,636

Total Value	$-	$-	$4,889,207	$4,889,207

Liability Derivatives
Futures Contracts^^	$-	$-	$(740,925)	$(740,925)
Swap Agreements^	(974,484)	-	-	(974,484)

Total Value	$(974,484)	$-	$(740,925)	$(1,715,409)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(404,003)	$(404,003)
Futures Contracts	-	-	1,560,429	1,560,429
Swap Agreements	(114,954)	-	-	(114,954)

Total Realized Gain (Loss)	$(114,954)	$-	$1,156,426	$1,041,472

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(227,212)	$(227,212)
Futures Contracts	-	-	49,535	49,535
Swap Agreements	(578,832)	-	-	(578,832)

Total Change in Appreciation (Depreciation)	$(578,832)	$-	$(177,677)	$(756,509)

*	Statements of Assets and Liabilities location: Investments, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Swap Agreements	Purchased Swaptions
Blend Fund	273	$3,491,667	$5,133,833
Managed Bond Fund	1,491	21,748,333	31,967,333

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2017.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2017.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Blend Fund
Barclays Bank PLC	$767,579	$-	$(767,579)	$-

Managed Bond Fund
Barclays Bank PLC	$4,738,571	$-	$(4,738,571)	$-

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2017.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Blend Fund
Goldman Sachs International	$(159,488)	$-	$-	$(159,488)

Managed Bond Fund
Goldman Sachs International	$(974,484)	$-	$970,120	$(4,364)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Notes to Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2017, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Credit Default Swaps. A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a

Notes to Financial Statements (Continued)

buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC

Notes to Financial Statements (Continued)

option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund,

Notes to Financial Statements (Continued)

through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities; however, lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund,

Notes to Financial Statements (Continued)

respectively, taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending Agent (“Agent”). The Lending Agreement authorizes the Agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2017, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the Agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2017.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended December 31, 2017, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$46,468	$9,139	$37,329

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Notes to Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among classes to which the expense relates based on relative net assets.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment) 0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
U.S. Government Money Market Fund	0.05%

MML Advisers has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

Through December 3, 2017, MML Advisers had entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles served as one of the subadvisers to the Equity Fund. This agreement provided that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles received a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles managed.

Effective December 4, 2017, Brandywine Global Investment, LLC (“Brandywine Global”) replaced Loomis Sayles as co-subadviser to the Fund. MML Advisers has entered into an investment subadvisory agreement with the unaffiliated subadviser, Brandywine Global, pursuant to which Brandywine Global serves as one of the subadvisers to the Equity Fund. This agreement provides that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Fund. Brandywine Global receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Brandywine Global manages.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$414,218,060	$471,967,773	$396,143,199	$518,876,011
Equity Fund	-	567,130,478	-	606,679,733
Managed Bond Fund	2,459,535,519	419,195,689	2,416,229,046	452,215,938

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These policies have been designed to ensure that cross-trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. These trades are included within the respective purchases and sales amounts shown in the table above, as applicable.

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	589,688	$13,074,798	678,616	$14,246,804
Issued as reinvestment of dividends	1,674,930	36,251,636	3,286,450	67,094,963
Redeemed	(3,243,006)	(72,037,541)	(3,323,286)	(69,915,230)

Net increase (decrease)	(978,388)	$(22,711,107)	641,780	$11,426,537

Blend Fund Service Class
Sold	1,146,791	$25,446,915	570,292	$12,018,067
Issued as reinvestment of dividends	189,349	4,094,882	277,336	5,651,618
Redeemed	(341,691)	(7,572,019)	(199,529)	(4,185,567)

Net increase (decrease)	994,449	$21,969,778	648,099	$13,484,118

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Equity Fund Initial Class
Sold	516,163	$15,345,298	679,955	$18,346,000
Issued as reinvestment of dividends	639,529	18,607,494	2,111,189	55,844,431
Redeemed	(2,630,242)	(78,306,976)	(3,072,954)	(82,400,504)

Net increase (decrease)	(1,474,550)	$(44,354,184)	(281,810)	$(8,210,073)

Equity Fund Service Class
Sold	436,476	$12,912,046	374,309	$9,937,363
Issued as reinvestment of dividends	71,682	2,062,870	221,602	5,801,918
Redeemed	(434,797)	(12,725,794)	(218,237)	(5,803,562)

Net increase (decrease)	73,361	$2,249,122	377,674	$9,935,719

Managed Bond Fund Initial Class
Sold	11,771,449	$146,212,529	9,441,992	$118,221,404
Issued as reinvestment of dividends	2,440,386	30,212,037	2,566,362	32,001,075
Redeemed	(14,315,792)	(177,988,068)	(14,434,430)	(180,995,878)

Net increase (decrease)	(103,957)	$(1,563,502)	(2,426,076)	$(30,773,399)

Managed Bond Fund Service Class
Sold	2,870,161	$35,490,830	2,445,350	$30,561,975
Issued as reinvestment of dividends	659,027	8,142,837	622,475	7,746,042
Redeemed	(2,343,314)	(29,080,230)	(1,697,341)	(21,201,207)

Net increase (decrease)	1,185,874	$14,553,437	1,370,484	$17,106,810

U.S. Government Money Market Fund Initial Class
Sold	52,121,545	$52,121,863	76,950,748	$76,922,227
Issued as reinvestment of dividends	548,038	548,038	222	222
Redeemed	(69,530,642)	(69,531,082)	(78,896,714)	(78,866,683)

Net increase (decrease)	(16,861,059)	$(16,861,181)	(1,945,744)	$(1,944,234)

6.	Federal Income Tax Information

At December 31, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$568,626,378	$154,601,806	$(4,360,337)	$150,241,469
Equity Fund	717,792,041	177,925,660	(6,431,021)	171,494,639
Managed Bond Fund	1,342,214,783	17,750,401	(7,836,111)	9,914,290

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2017, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be

Notes to Financial Statements (Continued)

carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2017, for federal income tax purposes, there were no unused capital losses.

At December 31, 2017, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Managed Bond Fund	$2,149,132	$12,212,583

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$18,645,802	$21,700,716	$-
Equity Fund	14,969,212	5,701,153	-
Managed Bond Fund	38,354,874	-	-
U.S. Government Money Market Fund	548,038	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,270,358	$59,476,223	$-
Equity Fund	13,116,480	48,529,869	-
Managed Bond Fund	36,359,150	3,387,967	-
U.S. Government Money Market Fund	222	-	-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2017, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, corporate action basis adjustments, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

98

Notes to Financial Statements (Continued)

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$11,011,641	$35,628,320	$(206,885)	$150,241,469
Equity Fund	14,933,609	116,905,904	(259,160)	171,494,639
Managed Bond Fund	753,329	(14,361,715)	(238,430)	9,914,290
U.S. Government Money Market Fund	4,361	-	(53,517)	-

During the year ended December 31, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$(571,973)	$(625,906)	$1,197,879
Equity Fund	(1,002,339)	1,171,069	(168,730)
Managed Bond Fund	884	(3,665,463)	3,664,579
U.S. Government Money Market Fund	4,277	(3,765)	(512)

The Funds did not have any unrecognized tax benefits at December 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would

99

Notes to Financial Statements (Continued)

first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statments.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML U.S. Government Money Market Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the MML Series Investment Fund II as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2018

We have served as the auditor of one or more of the MassMutual investment companies since 1995.

101

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee Chairman	Since 2005 2006-2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2005	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2012	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

102

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company.	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	93	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 72	Trustee	Since 2012	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

103

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 51	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

104

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 51	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 47	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

105

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	40.64%
Equity Fund	88.07%
Managed Bond Fund	0.34%

106

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in September 2017, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), approved a new subadvisory agreement with Brandywine Global Investment Management, LLC (“Brandywine Global”) for the Equity Fund (the “Fund” and the “New Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Brandywine Global and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that Brandywine Global will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of Brandywine Global; and (v) the fees payable to Brandywine Global by MML Advisers for the Fund and the effect of such fees on the profitability to MML Advisers.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophy of Brandywine Global appear well suited to the Fund, given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Subadvisory Agreement became effective on December 4, 2017.

107

Other Information (Unaudited)

Fund Expenses December 31, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2017:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,085.30	$2.37	$1,022.90	$2.29
Service Class	1,000	0.70%	1,083.90	3.68	1,021.70	3.57
Equity Fund
Initial Class	1,000	0.43%	1,084.00	2.26	1,023.00	2.19
Service Class	1,000	0.68%	1,082.70	3.57	1,021.80	3.47
Managed Bond Fund
Initial Class	1,000	0.41%	1,016.50	2.08	1,023.10	2.09
Service Class	1,000	0.66%	1,015.20	3.35	1,021.90	3.36
U.S. Government Money Market Fund
Initial Class	1,000	0.54%	1,002.70	2.73	1,022.50	2.75

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2017, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

108

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-44297-00

MassMutual

Annual Report

MML Series Investment Fund II

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Tina Wilson

“MassMutual believes that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing.”

December 31, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. One campaign promise fulfilled was the passage of tax reform, as President Trump signed sweeping tax legislation (i.e., the Tax Cuts and Jobs Act) into law on December 22, 2017.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe investors preparing for retirement who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their long-term retirement income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement accounts. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining retirement accounts that contain a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for adequate retirement income based on your long-term needs;

•	are invested properly for all market conditions, based on your retirement income goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than people. Our commitment has always been to help you care for the people you care about. We’ve helped people secure their future and protect the ones they love since 1851. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet, beginning in 2017.

•	Investment-grade bond investors saw the smallest returns during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended December 31, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment types.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled, for a good bit of the year, to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period. One campaign promise that the President was able to fulfill, however, was the passage of tax reform (i.e., the Tax Cuts and Jobs Act), which he signed into law on December 22, 2017.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. (This, despite the fact that many companies cited the impact of hurricanes and high foreign exchange rates as negatively impacting earnings or revenue in the third quarter.) While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to influence domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence. The Fed raised short-term interest rates three times during the fiscal year – in March, June and December of 2017. After starting the reporting period at 0.75%, the short-term interest rate ended the year at 1.50%. In September, the Fed introduced plans to begin selling down its balance sheet, ending the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). In other Fed news, President Trump announced his

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

selection of Jerome Powell as the next Fed chair following current chair Janet Yellen’s term. The selection, which was largely anticipated, is expected to be supportive of markets. As noted earlier, the Fed’s impact on the markets in 2017 was relatively muted compared to recent years, when the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

During the one-year period ended December 31, 2017, the technology-focused NASDAQ Composite® Index rose 29.64%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 21.83%, the Dow Jones Industrial AverageSM grew 28.11%, and the Russell 2000® Index of small-capitalization stocks added 14.65%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed other domestic indexes for the reporting period, as the Russell 1000® Growth Index reported a remarkable 30.21% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned an impressive 25.03% for the fiscal year. Developing market companies also delivered strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose an astounding 37.28%.*

Investment-grade bond investors were once again left largely on the sidelines, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, advanced only 3.54% for the period. Market yields generally accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging time for the bond market.

Yield on the 2-year U.S. Treasury bond rose to end the reporting period at 1.88%. Yield on the 10-year Treasury bond dropped a modest 0.03%, ending the period at 2.41%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed-income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 7.50%.*

With nine consecutive quarters of positive returns for the S&P 500 now in the history books, thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is, for those investors seeking retirement income, the wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. Consequently, as we close out this fiscal year, you may find that this is the right time to evaluate your portfolio to ensure that it matches your overall risk tolerance, investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Asset Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing in asset classes the Fund’s subadviser considers to exhibit “bull market” characteristics. These “bull market” characteristics may include, for example, upward trending prices and relatively low volatility. The Fund expects that it will allocate its investment among the following asset classes: equity investments, debt investments, property investments, alternative investments, currency, and cash on deposit, excluding short term instruments. The Fund may invest in securities of issuers anywhere in the world, including emerging market countries. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 33.92%, outperforming, by a wide margin, the 21.83% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, the Fund benefited the most from its investments in U.S. stocks. Fund positions in home builders and industrials were strong drivers of the Fund’s full-year performance. Home builder NVR Inc., a large holding of the Fund, advanced 110%, due to strong housing demand and the pending corporate tax cut. The Fund held numerous defense stocks, including Northrop Grumman, Raytheon, Lockheed Martin, and General Dynamics. These Fund holdings performed well because of increasing spending on national defense by governments around the world. International stocks also helped to drive the Fund’s performance. Fund holdings in Brazil and India did particularly well. In the second quarter, the Fund made a large purchase of a Brazilian exchange-traded fund to take advantage of a sell-off due to the allegation that the Brazilian president had accepted bribes. The sell-off was short-lived, and the Fund made a good profit during its holding period.

On the downside, the Fund lost money on a Russia exchange-traded fund. Increasing volatility of oil prices caused the Fund to liquidate this Russian position in the second quarter, and the Fund incurred a loss.

The dollar weakened during the year, and the Fund’s emerging market currency holdings appreciated in value. The weak dollar also helped increase the value of the Fund’s international equity holdings.

The performance contribution from bonds was almost flat in 2017, as the Fund’s bond holdings were concentrated in the U.S. government and government agency obligations with maturities of two years or less.

The Fund uses derivative instruments – securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties – to gain exposure to global assets and to hedge downside risk of securities. In 2017, forward contracts were used to gain exposures to currencies, and futures contracts were used to gain exposures to global equities. There was not much usage of options. In aggregate, these positions contributed to performance over the year.

Subadviser outlook

The Fund is bullish on global equities. Our view is that a majority of countries could register economic growth in 2018. In the U.S., corporate profits have been strengthening, and the tax cut may further boost companies’ earnings. In the Eurozone and Japan, economies have been looking better all year, and climbing earnings have driven stock appreciation. Many emerging market economies are early in the cycle. The upside potential could be more than most believe. The global stock market is supported by an upswing in global growth and strong corporate earnings. A combination of earnings growth and rising multiples has, in our view, the potential to lead to another year of above-average returns.

5

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Asset Momentum Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

Mutual Funds	37.9%
Common Stock	35.5%
U.S. Treasury Obligations	13.7%

Total Long-Term Investments	87.1%
Short-Term Investments and Other Assets and Liabilities	12.9%

Net Assets	100.0%

6

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Momentum Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Since Inception 5/15/15 - 12/31/17
Class II	33.92%	13.41%
Service Class I	33.77%	13.14%
S&P 500 Index	21.83%	11.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

7

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (ETFs), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 4.45%, outperforming the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, 2017 was positive for risk assets – and allocations to emerging markets and Collateralized Loan Obligations (CLOs) posted the strongest returns. At the end of both January and August, we trimmed the Fund’s allocation to U.S. Treasuries and allocated the proceeds to credit sectors. For the year ended December 31, 2017, all sectors within the Fund posted positive returns – and a majority of the credit sectors outperformed the benchmark. (There were no negative-returning sectors over the one-year period.)

Emerging market debt (EM) was the best-performing sector for the year, benefiting from a rally in rates through September. In the third quarter, the EM portfolio began taking a more defensive position, helping to secure gains as interest rates began to climb. Global demand from investors for EM assets drove prices up and spreads tighter to levels not seen since 2007. Investment-grade (IG) and high-yield (HY) corporate bonds contributed positively to the Fund’s performance in 2017. Within IG and HY, the reach for yield continued, with lower-rated bonds continuing to outperform their higher-rated counterparts. The industrial sector continued to be a strong performer, specifically on the metals and mining front, as commodity prices rebounded significantly from the lows seen in 2016.

Within residential mortgage-backed securities (RMBS), both agency and non-agency RMBS contributed positively over the year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Within agency RMBS, contributions to performance were split evenly between pass-through and collateralized mortgage obligation (CMO) bonds. Non-agency performance provided a majority of the RMBS contribution, as it was bolstered by rising home prices. CLOs and bank loans were both positive contributors in 2017 as both benefited from a continued tightening in credit spreads and stable fundamentals. Demand for both sectors continued to benefit from a market digesting the idea of higher rates. Commercial mortgage-backed securities (CMBS) were also a positive contributor on the back of the theme of spreads tightening in credit-sensitive sectors. In particular, the CMBS team was able to find outperforming bonds rated A and interest-only securities that tightened significantly relative to the sector as a whole.

Subadviser outlook

At the current state of the cycle, there are not any sectors in the market that stand out as obviously cheap. We believe that the credit cycle is getting long in the tooth – and because of this, we prefer to keep the Fund’s portfolio higher in quality.

8

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Additionally, the Federal Reserve has signaled a desire to raise rates three times in 2018, while the market is currently projecting two hikes. We believe that a combination of higher rates and limited upside to spread products at current levels merits slightly defensive positioning. The result is staying shorter in duration and higher in credit quality relative to other points in the cycle. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

Non-U.S. Government Agency Obligations	28.1%
Corporate Debt	25.0%
U.S. Treasury Obligations	24.2%
U.S. Government Agency Obligations and Instrumentalities	13.4%
Mutual Funds	2.6%
Sovereign Debt Obligations	2.3%
Municipal Obligations	0.1%
Common Stock	0.0%

Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%

Net Assets	100.0%

9

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Dynamic Bond Fund Class II, Service Class I, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Since Inception 5/15/15 - 12/31/17
Class II	4.45%	3.01%
Service Class I	4.11%	2.74%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.39%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 30.09%, substantially outperforming the 21.83% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund tries to outperform passive instruments in two ways: The first is through stock selection, and the second is by weighting factor portfolios (sometimes referred to as “smart-beta”), based on where we are in the economic or market cycle. In 2017, we did very well on the first component and marginally well on the second.

For the first months of 2017, the Fund was invested in growth stocks more than value issues because of the improvement in the fundamentals of that group. However, as the year progressed, and the valuations of those companies rose, the Fund started investing in more stocks that Fund management felt were inexpensive (i.e., value stocks). The Fund would have performed better had it not moved towards value.

On the first portion – stock selection – the Fund did much better. Fund management thought there was value in semiconductors and had a substantial investment in companies like Micron Technologies, the maker of memory chips. These companies benefited from strong earnings growth and a re-rating by the market as prices rose due to capacity constraints. This is a common story with memory chips.

The other value sector the Fund favored was banks. The Fund invested in companies such as Bank of America because their earnings, net interest margins, and revenues were rising – yet the market had been pricing them only as a proxy for rates. That is, when bond yields fell, bank stocks fell and when bond yields rose, bank stocks rose. Bank profits are correlated to interest rates – particularly with respect to the difference between short-term interest rates and long-term interest rates. But that is not the only factor affecting earnings. Banks also make money on fees, investment banking, and trading. They were not getting any credit for the improvements in their businesses, and Fund management believed that this presented a value opportunity. In general, bank stocks helped the Fund, but the returns of banks were almost triple the volatility as the rest of the market, so there is still plenty of controversy in this investment choice.

Subadviser outlook

Although we are in the eighth year of the current cycle, we feel there are some sectors of the market that are still undervalued. We continue to be enamored with certain growth stocks, particularly those that have been able to use “free” resources (data) to build new products. These are self-financing, cash flow-generating companies that are somewhat different from most growth stocks due to their low need for outside capital to grow. Investment flows are rapidly moving in and out of sectors and factor-based portfolios. We feel that a key to outperformance in 2018 will be to invest in companies, not to chase trends.

11

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/17

The PNC Financial Services Group, Inc.	4.7%
Citigroup, Inc.	4.2%
Chevron Corp.	3.1%
Amazon.com, Inc.	3.0%
Huntsman Corp.	2.7%
Celanese Corp. Series A	2.6%
Deere & Co.	2.5%
JP Morgan Chase & Co.	2.5%
Comerica, Inc.	2.3%
Lockheed Martin Corp.	1.9%

29.5%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/17

Financial	22.4%
Industrial	14.4%
Communications	12.8%
Consumer, Non-cyclical	12.2%
Basic Materials	9.9%
Technology	8.9%
Consumer, Cyclical	8.3%
Energy	8.1%

Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%

Net Assets	100.0%

12

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Rotation Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Since Inception 5/15/15 - 12/31/17
Class II	30.09%	16.50%
Service Class I	29.68%	16.20%
S&P 500 Index	21.83%	11.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 8.22%, outperforming the 7.50% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strength in the global economy was a key theme in 2017. Corporate fundamentals were stable to improving and defaults remained below historical averages. The global high-yield markets experienced large new issuance volumes, but since a large percentage of transactions were refinancing related, net new issuance was much more modest. During most of the year, demand outstripped supply.

From an industry perspective, the Fund outperformed relative to the benchmark, most notably in the capital goods and communications sectors. This outperformance was due to prudent credit selection within each sector. And while communications represented the largest sector by average weight, its underweight allocation, relative to the benchmark, was also a strong positive, since the Fund avoided positions in wireline providers. Transportation posted positive returns and was a contributor to the Fund’s relative outperformance due to an overweight position. Fund holdings within the transportation sector included Direct ChassisLink (a leader in the chassis leasing business), car rental company Hertz, and Kenan Advantage Group, North America’s largest tank truck transporter. Alternatively, the Fund was negatively impacted by a select few industry groups, most notably within the energy sector. While energy posted positive returns overall during the year, specific credit events, particularly related to Fund holdings EP Energy and Fieldwood Energy, contributed to the Fund’s underperformance relative to the Index. Both of these Fund holdings are oil and natural gas exploration and production companies.

Bonds rated BB were the main driver of the Fund’s outperformance relative to the benchmark, although the Fund held an underweight allocation to this category. Conversely, bonds rated CCC lagged the benchmark, while still posting strong positive returns for the Fund overall.

The Fund’s top three performing holdings during the year were Pinnacle Operating, one of the largest agricultural input supply and distribution businesses in the mid-South; Caelus Energy, a privately held exploration and production company with operations focused in the North Slope of Alaska; and Valeant Pharmaceuticals, a specialty pharmaceutical and over-the-counter drug manufacturer focused in the areas of neurology, dermatology, and the central nervous system.

The top three detractors from Fund performance were Appvion Inc., which makes coated paper products, including carbonless, thermal and security papers; Jupiter Resources, a Western Canadian natural gas producer; and Community Health Systems, the largest owner and operator of non-urban hospitals in the U.S.

Subadviser outlook

Overall, high yield in both the U.S. and Europe performed well, showing little signs of stress, with most companies generating top- and bottom-line growth as well as reasonable balance sheet leverage. Global growth, which appears to be synchronized

14

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

across North America and Europe, remains supportive. There are certain sectors that are experiencing secular and/or competitive pressures, including wirelines and the wireless and cable sectors. Looking into 2018, we believe the fundamental picture remains sound, as corporate balance sheets continue to improve, and default rates continue to stay below historical averages. We are expecting a robust calendar for new issuance during the first quarter of 2018, which we believe has the potential to create attractive opportunities in both the new issue and secondary markets.

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

Corporate Debt	89.8%
Bank Loans	6.1%
Preferred Stock	0.8%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

15

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 5/3/10 - 12/31/17
Class II	8.22%	6.90%	8.33%
Service Class I	7.88%	6.62%	8.05%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	7.50%	5.78%	7.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

16

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 3.21%, outperforming the 3.01% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, TIPS outperformed across various maturities. Breakeven inflation rates – the rates of inflation that need to prevail for TIPS to break even to nominal Treasuries – have seen mixed moves during the year, given concerns about future rate hikes as well as Federal Reserve (the “Fed”) balance sheet unwind. “Balance sheet unwind” refers to the Fed’s announcement that it would begin selling down its balance sheet, thus ending the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds).

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up year over year, as unadjusted Headline CPI came in at 2.2%, up from 1.7%. While shelter costs continue to be a major driver of core inflation, the headline year-over-year increase was driven, in large part, by rising energy prices. Core CPI (excluding energy and food prices) decreased to 1.7%, down from 2.1%.

In the December Federal Open Market Committee statement, the Committee indicated that the labor market has continued to strengthen, and economic activity has been rising at a solid rate. Consequently, the Committee raised the target range for the federal funds rate to 1 1⁄4–1 1⁄2%. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

TIPS positioning in aggregate contributed to the Fund’s full-year performance. Underweight positioning in shorter-maturity inflation securities was positive. The Fund’s exposure to commercial mortgage-backed securities (CMBS), 2012, BBB vintages, detracted from performance. In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed securities (ABS) and money market securities. The income earned by these asset classes contributed positively to the Fund’s performance. ABS were the main drivers of performance. Fund holdings in auto loans and student loans within the ABS sector were the primary contributors. An allocation to high-quality commercial paper also helped performance. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

17

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. During the period, Fund management used repurchase agreements, treasury futures, CPI swaps, credit default swaps to hedge whole business ABS exposure, CMBX as a proxy for commercial mortgage-backed securities, and interest rate swaps to manage the Fund. In aggregate, derivative use contributed to Fund performance during 2017.

Subadviser outlook

With fundamentals demonstrated by growing payrolls and improving gross domestic product (GDP), the market has shifted its attention from monitoring deflationary risks to becoming more vigilant for signs of increased inflationary pressures. While inflation as measured by CPI remains relatively benign, broad price stability in services, housing and transportation provides a solid foundation for inflationary pressures in 2018. We continue to monitor wage pressure as the primary catalyst for higher inflation – which has yet to materialize, despite tighter labor markets – as well as Fed policy response. In our view, potential catalysts in 2018 may include infrastructure spending, renegotiated trade policy and immigration reform. We are constructive on the TIPS market, given improved economic fundamentals, the accommodative policies of the Trump administration, and the recently passed overhaul to the U.S. tax code. We enter 2018 with tactical overweight positions in 2-, 5-, and 10-year TIPS and remain opportunistic, given relative value opportunities.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

U.S. Treasury Obligations	90.8%
Non-U.S. Government Agency Obligations	39.1%
Corporate Debt	2.1%
U.S. Government Agency Obligations and Instrumentalities	1.5%
Purchased Options	0.4%
Municipal Obligations	0.0%

Total Long-Term Investments	133.9%
Short-Term Investments and Other Assets and Liabilities	(33.9)%

Net Assets	100.0%

18

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	3.21%	0.20%	3.34%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	3.01%	0.13%	3.53%

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	2.96%	-0.04%	2.90%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	3.01%	0.13%	3.25%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

19

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 2.55%, outperforming the 0.45% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Treasury curve between 3 months and 3 years began the year steep, with the prospect for further Federal Reserve (the “Fed”) interest rate hikes, increasing inflation expectations, and the potential for healthy fiscal stimulus. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) As the year progressed, growth and inflation premiums priced into the market receded. In spite of this, the Fed still increased rates at its March, June and December Federal Open Market Committee meetings. As a result of these hikes, the short end of the yield curve between 3 months and 3 years flattened, while expectations for higher growth and inflation dissipated.

Bond duration and maturity positioning benefited the portfolio over the year, as the Fund shifted duration in accordance with its duration management process. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) At year end, duration of the Fund stood at 1.0 year.

An allocation to the corporate bond sector was the primary positive contributor to Fund performance for the year. Investment-grade and high-yield bonds rated BB contributed. Banking and life insurance companies were the best-performing sub-sectors, as U.S. money centers and regional banks represented attractive income opportunities with improving fundamentals. Asset-backed securities (ABS) were the primary contributors to performance within the securitized sector. Allocations to government-guaranteed Federal Family Education Loan Program (FFELP) student loans and automobile receivable ABS collateral were the largest contributing sub-sectors.

On the downside, the Fund’s underweight, relative to the benchmark, to U.S. Agency debentures detracted from Fund performance over the year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.)

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. The Fund uses derivative instruments for yield curve, duration, downside risk management and to gain exposures. Performance from derivatives detracted from relative performance in 2017.

20

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

As we head into 2018, our view is that global growth prospects remain relatively sound. This has pushed short-maturity government bond yields higher, as market participants have begun to reappraise future monetary policy expectations. Longer-dated maturity yields have fallen – reflecting the current benign inflation environment. Risk assets have performed well, suggesting that investors are increasingly taking note of a period of stronger, synchronized global growth.

The Fund is focusing on yield opportunities away from Treasury and government bonds. ABS is attractive relative to other shorter-duration fixed-income asset classes. The natural liquidity profile from monthly principal paydowns provides a frequent source of income. Corporate fundamentals, though still stretched, are improving – and in our view, could continue with a tailwind from a weaker U.S. dollar and tax reform-fueled (stronger) earnings. At year end, economic and market volatility remained subdued – but could, we believe, tick up as global central banks become more hawkish, suggesting that “credit picking” could continue to trump sector rotation strategies.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

Corporate Debt	43.5%
Non-U.S. Government Agency Obligations	33.0%
U.S. Treasury Obligations	2.4%
U.S. Government Agency Obligations and Instrumentalities	1.0%
Purchased Options	0.4%
Municipal Obligations	0.0%

Total Long-Term Investments	80.3%
Short-Term Investments and Other Assets and Liabilities	19.7%

Net Assets	100.0%

21

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 5/3/10 - 12/31/17
Class II	2.55%	1.72%	2.36%
Service Class I	2.29%	1.47%	2.11%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.45%	0.58%	0.83%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

22

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 14.37%, underperforming the 14.65% return of the Russell 2000 Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, the Fund underperformed the benchmark within the health care, consumer discretionary and financials sectors as a result of weaker relative stock selection – and outperformed the benchmark, primarily within the information technology, real estate and materials sectors, due to stronger relative stock selection.

Fund holdings that were top detractors from relative performance during the year included Prestige Brands Holdings, Inc. (in the health care sector); Wesco Aircraft Holdings; and Matthews International (both in industrials). Prestige Brands is engaged in the marketing, sales and distribution of over-the-counter health care and household cleaning products. Organic revenue growth has been sluggish, but the company continues to execute well on acquiring and integrating products and brands. Wesco materially underperformed in 2017, given its market share loss, disappointing execution, senior management turnover, and concerns regarding slower aerospace industry after-market growth. Matthews International is a provider of graphic and imaging solutions, memorialization products and industrial technologies. It experienced declines due partly to a slowdown in demand for graphics services, as regulatory changes in food labeling on packages have been delayed.

Holdings that contributed to the Fund’s relative full-year performance included Canada Goose Holdings, Inc. (consumer discretionary); SiteOne Landscape Supply; and Korn/Ferry International commercial services. Canada Goose Holdings is a Canadian-based designer, manufacturer, distributor and retailer of outerwear for men, women and children. Shares of Canada Goose rallied strongly late in the year, following excellent fiscal second-quarter results. The company posted strong order growth for its increasingly popular down parkas. Bitterly cold weather at the end of December kept sell-through to consumers brisk as well. SiteOne Landscape Supply is a national wholesale distributor of landscape supplies in the United States. During the year, the company executed solidly on both internal operations and its aggressive acquisition strategy, and was rewarded with a premium valuation. The Fund exited the stock in December, as its share price had moved above the Fund’s fair value estimate. Korn/Ferry, an executive recruiting and talent management company, has benefited from the overall strong global economic environment, as evidenced by strong earnings results and guidance reported during the period. The company experienced revenue acceleration in all key business units, including its Hay Group organizational consulting practice (acquired in 2015).

Subadviser outlook

The U.S. economy continued its “slow and steady” growth during the reporting period. This has been driven by favorable employment as well as wage and inflation data, while home prices and innovation also continued to help drive the economy higher. However, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Volatility in the markets was unusually low in 2017. We expect heightened uncertainty to eventually return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher-quality

23

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. We think focusing on issuers with strong competitive positions, sound financials and skilled management teams could position the Fund well, should this environment come to pass. During times of economic volatility, such companies frequently widen their lead over their weaker competitors. The Fund seeks to invest in companies characterized by these qualities, at compelling valuations – and we believe this disciplined approach is essential to generating superior long-term performance.

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/17

Prestige Brands Holdings, Inc.	2.0%
Korn/Ferry International	2.0%
Visteon Corp.	1.9%
On Assignment, Inc.	1.9%
CACI International, Inc. Class A	1.9%
Hostess Brands, Inc.	1.8%
Group 1 Automotive, Inc.	1.8%
Brandywine Realty Trust	1.7%
Zynga, Inc. Class A	1.7%
Four Corners Property Trust, Inc.	1.7%

18.4%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/17

Financial	23.9%
Consumer, Non-cyclical	20.5%
Technology	13.4%
Consumer, Cyclical	13.2%
Industrial	11.5%
Mutual Funds	7.9%
Communications	5.6%
Basic Materials	3.8%
Energy	3.0%
Utilities	2.9%

Total Long-Term Investments	105.7%
Short-Term Investments and Other Assets and Liabilities	(5.7)%

Net Assets	100.0%

24

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	14.37%	15.08%	9.29%
Russell 2000 Index	14.65%	14.12%	8.71%

Hypothetical Investments in MML Small Cap Equity Fund Service Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	14.08%	14.79%	10.15%
Russell 2000 Index	14.65%	14.12%	9.40%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

25

MML Special Situations Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies that are involved in “special situations.” A special situation might include, for example, a recently announced spin-off or divestiture, a change in dividend policy, involvement in a merger or acquisition transaction, a change in management, a significant change in ownership, or changes due to bankruptcy or insolvency process. The Fund’s subadviser expects that the Fund’s portfolio will initially emphasize “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although the Fund’s holdings of securities of different market capitalizations will vary over time, depending on market conditions generally and on the companies involved at the time (or that the subadviser expects to be involved) in special situations. The Fund will typically invest primarily in common stocks; however, when the subadviser determines that there are an insufficient number of companies involved (or likely to be involved) in special situations, it may invest in any equity securities it considers to be consistent with the Fund’s objective of growth of capital over the long term. It may also invest in exchange-traded funds (ETFs) providing broad equity exposures or in derivatives, including swaps, futures contracts, and options, to gain broad exposures to equity markets. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 18.82%, underperforming the 21.83% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Given the nature of special situations, they tend to be in the small- to mid-capitalization range. In 2017, small- and medium-capitalization stocks significantly underperformed the benchmark, so there were headwinds for some of the Fund’s special situations.

The pace of corporations spinning off divisions as stand-alone companies slowed dramatically in 2017. The good news was that the companies that were spun off in 2016 had an exceptional year, rising over 30% on average. It is not unusual for special situations to have high returns on average. However, these averages are often deceiving, as the median return of special situations has been close to the market over the past few decades. What this means is that oftentimes, there are big winners, but there are big losers as well. That was evident in 2017, when the average return of a spin-off was 16%, while the median return was 12%.

The Fund was invested in over 40 special situations throughout most of 2017. One example was the spin-off of Hilton Grand Vacations, the timeshare company from Hilton Worldwide, the hotel company. The spin-off had 7% sales growth, relative to 3% for the parent company, which is about 10 times larger. The spin-off trades at 21 times this year’s earnings and the parent trades at 42 times. Our view is that that the spin-off may be able use its special relationship with Hilton Worldwide to grow their timeshare business at a rate in excess of 7%. They recently announced a deal that may be the template going forward, where they will own a timeshare resort in a mixed-use property with Hilton Worldwide.

The Fund recently invested in Delphi Automotive, the vehicle parts maker. On December 5, 2017 Delphi Automotive renamed itself Aptiv and spun off its powertrain and aftermarket related businesses to a stand-alone company. Aptiv retained the company’s display and dashboard segment. We believe there are substantial growth opportunities in the display segment, particularly with automated cars and electric vehicles. This business is growing revenue at a 10% rate and generating a substantial amount of operating cash flow.

Subadviser outlook

Although we are in the eighth year of the current cycle, we feel there are some areas of the market that are undervalued. In 2018, we believe that many special situations could be brought to the market at favorable valuations. Contrary to 2017’s spin-off slowdown, the number of special situation deals often accelerates late in the business cycle, but the opportunities are more fully valued when presented. Our view is that special situations have the potential to do well as the economy accelerates, as many of them are cyclicals.

26

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Special Situations Fund Largest Holdings (% of Net Assets) on 12/31/17

PayPal Holdings, Inc.	6.2%
Zoetis, Inc.	6.0%
Bioverativ, Inc.	6.0%
Fortive Corp.	5.6%
Adient PLC	5.6%
Synchrony Financial	5.2%
Ingevity Corp.	3.7%
Oshkosh Corp.	3.6%
Allegion PLC	2.9%
Lamb Weston Holdings, Inc.	2.8%

47.6%

MML Special Situations Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	29.8%
Industrial	22.9%
Consumer, Cyclical	12.1%
Basic Materials	12.0%
Financial	8.9%
Communications	7.8%
Technology	3.9%
Utilities	2.3%
Energy	1.7%

Total Long-Term Investments	101.4%
Short-Term Investments and Other Assets and Liabilities	(1.4)%

Net Assets	100.0%

27

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Special Situations Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Since Inception 5/15/15 - 12/31/17
Class II	18.82%	5.82%
Service Class I	18.58%	5.57%
S&P 500 Index	21.83%	11.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

28

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (MSCI) emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II Shares returned 34.02%, underperforming the 37.28% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), which measures the performance of the large and mid cap segments of emerging market equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, the Fund underperformed the benchmark, primarily due to stock selection in the consumer staples and real estate sectors. Outperformers included stock selection in financials and industrials, and an underweight position in telecommunication services. In terms of countries, an overweight position and stock selection in Russia detracted from performance, as did stock selection in India and South Africa. Stock selection in China and Taiwan contributed positively to performance. An overweight position in France also benefited the Fund on a relative basis.

Fund holdings that were top detractors from performance included Steinhoff International Holdings (consumer discretionary; South Africa), Magnit (consumer staples; Russia), and Novatek PAO (energy; Russia). During the year, Steinhoff International Holdings, the world’s second-largest household products and furniture retailer, faced concerns around unresolved legal and tax disputes, accounting irregularities that resulted in the resignation of the CEO and the Chairman of the Board, and a delay in reporting its fiscal year 2017 results. These events resulted in a significant correction in the company’s share price. Magnit, a leading Russian food retailer, has been impacted by a relatively weak Russian economy that has resulted in lower disposable income levels for Magnit’s core consumer base. Novatek experienced volatility in the first quarter as the overall global outlook for energy prices remained uncertain and talk of expanded U.S. sanctions put further pressure on Russian stocks.

Fund holdings that were top performers included Tencent Holdings and Alibaba Group Holding (both information technology; China), and Housing Development Finance Corporation (financials; India). Tencent Holdings is a dominant player in the Chinese consumer market – including gaming, messaging, payments and content. These businesses are seeing strong momentum and improving monetization. The Fund trimmed its position, given the stock’s 113% rise in 2017. Alibaba, the Chinese e-commerce company, exceeded analyst expectations when it reported a 54% rise in revenue in the third quarter. The company also raised its 2017 full-year guidance for revenue growth. The company continues to monetize capabilities in e-commerce, along with expanding and fine-tuning its ecosystem of mobile payments and cloud computing. Housing Development Finance Corporation (HDFC) is the largest mortgage lender in India. The Indian housing market is deeply under-penetrated, as is the use of mortgages, which prompted the Indian government to launch the Housing for All initiative in June 2015, with a target of constructing 20 million urban homes and 30 million rural houses by 2022. HDFC has benefited, and we believe will continue to benefit, from government-expanded subsidies on housing loans, bringing down the effective interest cost and leading to the improved affordability of home loans.

Subadviser outlook

Emerging markets ended 2017 up a cumulative 71% off their lows in 2016 and significantly outperforming their developed-market counterparts. While we do not expect such a generous emerging market equities backdrop in 2018, we do believe that

29

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

emerging market equities have the potential to further outperform U.S. equities as business cycles are less advanced in much of the developing world. We continue to believe that emerging markets should be an increasingly core allocation for global investors. The emerging markets now represent a meaningful portion of global gross domestic product (GDP) and are the largest contributors to global growth. Most investors are still under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of emerging markets that exhibit the most attractive growth characteristics.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/17

Taiwan Semiconductor Manufacturing Co. Ltd.	5.8%
Alibaba Group Holding Ltd. Sponsored ADR	5.7%
Tencent Holdings Ltd.	5.5%
Housing Development Finance Corp. Ltd.	4.1%
AIA Group Ltd.	3.0%
Glencore PLC	3.0%
Novatek PJSC Sponsored GDR Registered	2.7%
Kering	2.5%
NAVER Corp.	2.4%
Jiangsu Hengrui Medicine Co. Ltd. Class A	2.0%

36.7%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/17

Financial	23.1%
Consumer, Non-cyclical	22.9%
Communications	18.3%
Consumer, Cyclical	13.1%
Technology	7.7%
Basic Materials	5.7%
Energy	2.7%
Industrial	2.3%
Mutual Funds	2.1%
Diversified	1.4%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

30

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/27/08 - 12/31/17
Service Class I	33.83%	1.37%	3.11%
MSCI EM Index	37.28%	4.35%	4.74%

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 5/1/09 - 12/31/17
Class II	34.02%	1.62%	6.77%
MSCI EM Index	37.28%	4.35%	9.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

31

MML Asset Momentum Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 35.5%
COMMON STOCK — 35.5%
Communications — 1.5%
Telecommunications — 1.5%
Drillisch AG	3,800	$313,666
NTT DOCOMO, Inc.	5,600	132,282

		445,948

Consumer, Cyclical — 11.6%
Distribution & Wholesale — 2.3%
Pool Corp.	5,100	661,215

Home Builders — 7.2%
NVR, Inc. (a)	600	2,104,932

Retail — 0.4%
Fielmann AG	1,400	123,212

Textiles — 1.7%
Mohawk Industries, Inc. (a)	1,800	496,620

		3,385,979

Consumer, Non-cyclical — 7.3%
Agriculture — 0.4%
British American Tobacco PLC Sponsored ADR	1,578	105,710

Biotechnology — 1.1%
CSL Ltd.	2,800	308,172

Commercial Services — 0.9%
Equifax, Inc.	2,300	271,216

Foods — 0.9%
Nestle SA Registered	1,300	111,712
Saputo, Inc.	4,500	161,742

		273,454

Health Care – Products — 0.8%
Advanced Medical Solutions Group PLC	54,300	233,855

Health Care – Services — 2.1%
Fresenius SE & Co. KGaA	5,900	459,375
Ramsay Health Care Ltd.	3,000	163,865

		623,240

Household Products — 0.3%
Portmeirion Group PLC	5,600	69,938

Household Products & Wares — 0.8%
Henkel AG & Co. KGaA	2,000	240,100

		2,125,685

Financial — 2.4%
Diversified Financial Services — 2.0%
Mastercard, Inc. Class A	3,800	575,168

	Number of Shares	Value
Private Equity — 0.4%
Onex Corp.	1,700	$124,680

		699,848

Industrial — 10.1%
Aerospace & Defense — 3.6%
General Dynamics Corp.	1,200	244,140
Lockheed Martin Corp.	800	256,840
Northrop Grumman Corp.	900	276,219
Raytheon Co.	1,400	262,990

		1,040,189

Building Materials — 0.3%
Breedon Group PLC (a)	88,100	102,566

Electronics — 1.0%
Halma PLC	17,600	298,684

Hand & Machine Tools — 0.5%
Schindler Holding AG	700	161,095

Machinery – Diversified — 1.9%
Cummins, Inc.	1,500	264,960
Roper Technologies, Inc.	1,100	284,900

		549,860

Miscellaneous – Manufacturing — 2.8%
A.O. Smith Corp.	4,200	257,376
General Electric Co.	16,000	279,200
Illinois Tool Works, Inc.	1,700	283,645

		820,221

		2,972,615

Technology — 2.6%
Computers — 1.2%
Amdocs Ltd.	5,200	340,496

Software — 1.4%
EMIS Group PLC	11,800	161,122
Nexus AG	3,400	106,152
Open Text Corp.	4,200	149,389

		416,663

		757,159

TOTAL COMMON STOCK (Cost $7,740,106)		10,387,234

TOTAL EQUITIES (Cost $7,740,106)		10,387,234

	Principal Amount
BONDS & NOTES — 13.7%
U.S. TREASURY OBLIGATIONS — 13.7%
U.S. Treasury Bonds & Notes — 13.7%
U.S. Treasury Note (b)	$1,000,000	997,832

The accompanying notes are an integral part of the financial statements.

32

MML Asset Momentum Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note	$3,000,000	$2,992,500

		3,990,332

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,990,039)		3,990,332

TOTAL BONDS & NOTES (Cost $3,990,039)		3,990,332

	Number of Shares
MUTUAL FUNDS — 37.9%
Diversified Financial Services — 37.9%
iShares MSCI Brazil Capped Index Fund	36,000	1,456,200
iShares MSCI India ETF	6,600	238,062
Vanguard Total Stock Market ETF	68,500	9,401,626

		11,095,888

TOTAL MUTUAL FUNDS (Cost $9,331,194)		11,095,888

TOTAL LONG-TERM INVESTMENTS (Cost $21,061,339)		25,473,454

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 12.8%
Repurchase Agreement — 12.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (c)	$3,747,691	$3,747,691

TOTAL SHORT-TERM INVESTMENTS (Cost $3,747,691)		3,747,691

TOTAL INVESTMENTS — 99.9% (Cost $24,809,030) (d)		29,221,145

Other Assets/(Liabilities) — 0.1%		25,200

NET ASSETS — 100.0%		$29,246,345

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(c)	Maturity value of $3,747,916. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $3,823,911.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Forward contracts at December 31, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
BRL	2,851,680	HSBC Bank USA*	2/15/18	$831,879	$23,728
RUB	74,889,600	HSBC Bank USA*	2/15/18	1,200,000	93,839
THB	42,808,350	HSBC Bank USA*	11/13/18	1,300,000	21,671

				$3,331,879	$139,238

Cross Currency Forwards
BRL	4,110,000	Barclays Bank PLC*	2/15/18	CHF 1,200,000	$(1,946)
RUB	62,460,000	JP Morgan Chase Bank N.A.*	2/15/18	SEK 8,977,163	(18,047)

					$(19,993)

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

33

MML Asset Momentum Fund – Portfolio of Investments (Continued)

The Fund had the following open Futures contracts at December 31, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Future Contract — Long
S&P 500 E Mini Index	3/16/18	154	$20,266,140	$339,060

Currency Legend

BRL	Brazilian Real
CHF	Swiss Franc
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht

The accompanying notes are an integral part of the financial statements.

34

MML Dynamic Bond Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 0.0%

COMMON STOCK — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
SandRidge Energy, Inc. (a)	648	$13,654

TOTAL COMMON STOCK (Cost $18,804)		13,654

TOTAL EQUITIES (Cost $18,804)		13,654

	Principal Amount
BONDS & NOTES — 93.1%

CORPORATE DEBT — 25.0%
Advertising — 0.1%
Omnicom Group, Inc. 3.600% 4/15/26	$570,000	576,657

Aerospace & Defense — 0.3%
The Boeing Co. 6.875% 3/15/39	405,000	595,618
Lockheed Martin Corp. 4.700% 5/15/46	440,000	513,353
TransDigm, Inc. 6.375% 6/15/26	305,000	308,050

		1,417,021

Agriculture — 0.1%
BAT Capital Corp. FRN (b) (c) 2.296% 8/15/22	105,000	106,254
Reynolds American, Inc. 4.000% 6/12/22	545,000	569,432

		675,686

Airlines — 0.2%
Delta Air Lines, Inc. 3.625% 3/15/22	285,000	289,924
Guanay Finance Ltd. (d) 6.000% 12/15/20	476,487	489,376

		779,300

Auto Manufacturers — 0.4%
Ford Motor Co. 7.450% 7/16/31	440,000	575,174
General Motors Co. 3 mo. USD LIBOR + .800%, FRN 2.192% 8/07/20	210,000	211,257
General Motors Financial Co., Inc. 3.950% 4/13/24	845,000	869,919

		1,656,350

	Principal Amount	Value
Auto Parts & Equipment — 0.1%
Dana Financing Luxembourg Sarl (c) 5.750% 4/15/25	$295,000	$310,856
Delphi Technologies PLC (c) 5.000% 10/01/25	315,000	318,938

		629,794

Banks — 4.4%
Australia & New Zealand Banking Group Ltd. (c) 4.875% 1/12/21	540,000	575,983
Banco de Costa Rica (d) 5.250% 8/12/18	200,000	200,250
Banco De Credito del Per (d) 5.375% 9/16/20	200,000	213,000
Banco de Credito del Peru (d) 2.250% 10/25/19	500,000	500,000
Banco de Credito e Inversiones (d) 4.000% 2/11/23	200,000	208,277
Banco de Reservas de la Republica Dominicana (c) 7.000% 2/01/23	200,000	210,843
Banco Del Estado Chile (d) 4.125% 10/07/20	200,000	208,557
Banco del Estado de Chile (d) 3.875% 2/08/22	150,000	156,278
Banco Internacional del Peru SAA (d) 5.750% 10/07/20	700,000	752,500
Banco Latinoamericano de Comercio Exterior SA (d) 3.250% 5/07/20	150,000	151,688
Banco Santander Chile (d) 3.875% 9/20/22	150,000	155,894
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5 year CMT + 4.580%, VRN (d) 5.950% 1/30/24	400,000	416,000
Banco Santander SA FRN (b) 2.552% 2/23/23	600,000	603,677
Bancolombia SA 6.125% 7/26/20	100,000	106,750
Banistmo SA (c) 3.650% 9/19/22	200,000	197,500
Bank of America Corp. 2.503% 10/21/22	425,000	420,479
Bank of America Corp. 3 mo. USD LIBOR + 1.021%, VRN 2.881% 4/24/23	425,000	425,625
Bank of Montreal VRN (b) 3.803% 12/15/32	450,000	444,883
BDO Unibank, Inc. (d) 2.625% 10/24/21	450,000	445,530

The accompanying notes are an integral part of the financial statements.

35

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BDO Unibank, Inc. (d) 2.950% 3/06/23	$300,000	$294,138
Citigroup, Inc. 3 mo. USD LIBOR + 1.100%, FRN 2.522% 5/17/24	865,000	878,306
Commonwealth Bank of Australia (c) 2.750% 3/10/22	835,000	837,399
Credit Suisse Group AG FRN (b) (c) 2.774% 12/14/23	595,000	600,638
DBS Group Holdings Ltd. 3 mo. USD LIBOR + .620%, FRN (c) 1.987% 7/25/22	700,000	703,749
DBS Group Holdings Ltd. 3 mo. USD LIBOR + .620%, FRN (d) 1.987% 7/25/22	200,000	201,071
Global Bank Corp. (d) 5.125% 10/30/19	700,000	723,590
The Goldman Sachs Group, Inc. FRN (b) 2.160% 10/31/22	740,000	740,961
Industrial Senior Trust (d) 5.500% 11/01/22	500,000	510,000
Itau CorpBanca (d) 3.875% 9/22/19	600,000	611,766
Lloyds Banking Group PLC VRN (b) 3.574% 11/07/28	600,000	594,356
Macquarie Group Ltd. VRN (b) (c) 3.189% 11/28/23	580,000	575,963
Malayan Banking Bhd 5 year USD Swap + 2.542%, VRN (d) 3.905% 10/29/26	600,000	612,638
Mizuho Financial Group, Inc. FRN (b) 2.416% 9/11/22	400,000	402,704
Morgan Stanley 2.750% 5/19/22	570,000	567,908
Morgan Stanley 3 mo. USD LIBOR + 1.340%, VRN 3.591% 7/22/28	585,000	590,384
MUFG Americas Holdings Corp. 1.625% 2/09/18	285,000	284,943
Oversea-Chinese Banking Corp. Ltd. 5 year USD Swap + 2.203%, VRN (d) 4.000% 10/15/24	600,000	610,496
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.480%, VRN 3.498% 5/15/23	860,000	861,875
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	420,000	411,606
Sumitomo Mitsui Financial Group, Inc. 2.934% 3/09/21	445,000	449,213
United Overseas Bank Ltd. 5 year USD Swap + 2.236%, VRN (d) 3.500% 9/16/26	200,000	201,306

	Principal Amount	Value
United Overseas Bank Ltd. 5 year USD Swap + 1.995%, VRN (d) 3.750% 9/19/24	$700,000	$708,263
Wells Fargo & Co. 3.069% 1/24/23	555,000	559,165

		19,926,152

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	250,000	289,747
Embotelladora Andina SA (d) 5.000% 10/01/23	600,000	660,235
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	200,000	197,892

		1,147,874

Biotechnology — 0.1%
Celgene Corp. 4.350% 11/15/47	595,000	618,044

Chemicals — 0.4%
Ashland LLC 4.750% 8/15/22	300,000	312,000
Grupo Idesa SA de CV (d) 7.875% 12/18/20	400,000	376,000
Hexion, Inc. (c) 10.375% 2/01/22	320,000	297,800
The Mosaic Co. 4.050% 11/15/27	580,000	581,521
Platform Specialty Products Corp. (c) 5.875% 12/01/25	160,000	158,800

		1,726,121

Coal — 0.1%
Peabody Energy Corp. (c) 6.000% 3/31/22	305,000	316,437

Commercial Services — 0.2%
Adani Ports & Special Economic Zone Ltd. (d) 3.950% 1/19/22	375,000	382,421
ENA Norte Trust (d) 4.950% 4/25/28	148,142	154,068
Prime Security Services Borrower LLC/Prime Finance, Inc. (c) 9.250% 5/15/23	275,000	305,250
S&P Global, Inc. 4.400% 2/15/26	285,000	308,799

		1,150,538

Computers — 0.0%
Riverbed Technology, Inc. (c) 8.875% 3/01/23	165,000	155,719

The accompanying notes are an integral part of the financial statements.

36

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500% 1/15/25	$600,000	$594,746
Air Lease Corp. 3.750% 2/01/22	585,000	604,440
Ally Financial, Inc. 4.125% 3/30/20	555,000	566,100
Ally Financial, Inc. 4.250% 4/15/21	30,000	30,750
American Express Co. 2.500% 8/01/22	1,175,000	1,160,817
Discover Financial Services 4.100% 2/09/27	720,000	737,519
Interoceanica IV Finance Ltd. (d) 0.010% 11/30/25	1,022,889	879,685
National Rural Utilities Cooperative Finance Corp. 2.000% 1/27/20	360,000	358,776
NFP Corp. (c) 6.875% 7/15/25	310,000	312,325
SPARC EM SPC Panama Metro Line 2 SP (c) 0.010% 12/05/22	700,000	642,250
SPARC EM SPC Panama Metro Line 2 SP (d) 0.010% 12/05/22	600,000	550,500
Synchrony Financial 3.000% 8/15/19	555,000	558,859
Synchrony Financial 3.950% 12/01/27	25,000	24,895

		7,021,662

Electric — 2.1%
AES Andres BV / Dominican Power Partners/Empresa Generadora de Electricidad It (c) 7.950% 5/11/26	500,000	541,250
American Electric Power Co., Inc. 2.950% 12/15/22	313,000	317,455
American Electric Power Co., Inc. 3.200% 11/13/27	95,000	94,325
DTE Energy Co. 3.800% 3/15/27	500,000	515,657
Duke Energy Corp. 3.750% 9/01/46	215,000	212,616
Duke Energy Corp. 3.950% 8/15/47	240,000	246,634
Duke Energy Florida LLC 3.200% 1/15/27	1,000,000	1,012,397
Duke Energy Progress, Inc. 4.150% 12/01/44	470,000	512,650

	Principal Amount	Value
Engie Energia Chile SA (d) 5.625% 1/15/21	$100,000	$108,051
Eversource Energy 2.750% 3/15/22	1,000,000	1,001,810
Exelon Corp. 3.400% 4/15/26	750,000	750,249
Fortis, Inc. 2.100% 10/04/21	580,000	566,151
NextEra Energy Capital Holdings, Inc. 3.550% 5/01/27	280,000	285,220
NextEra Energy Operating Partners LP (c) 4.500% 9/15/27	310,000	308,450
Sierra Pacific Power Co. 2.600% 5/01/26	1,000,000	966,294
The Southern Co. 1.850% 7/01/19	15,000	14,909
The Southern Co. 2.450% 9/01/18	820,000	822,384
Xcel Energy, Inc. 3.300% 6/01/25	1,000,000	1,013,582

		9,290,084

Electronics — 0.2%
Arrow Electronics, Inc. 3.875% 1/12/28	290,000	289,131
Corning, Inc. 4.375% 11/15/57	595,000	590,658

		879,789

Engineering & Construction — 0.5%
Aeropuerto Internacional de Tocumen SA 5.750% 10/09/23	776,615	832,920
Brand Industrial Services, Inc. (c) 8.500% 7/15/25	210,000	220,500
Mexico City Airport Trust (c) 4.250% 10/31/26	700,000	715,750
Sydney Airport Finance Co. Pty Ltd. (c) 3.375% 4/30/25	300,000	298,905
Sydney Airport Finance Co. Pty Ltd. (c) 3.625% 4/28/26	300,000	303,008

		2,371,083

Entertainment — 0.3%
Eldorado Resorts, Inc. 6.000% 4/01/25	315,000	329,175
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	285,000	305,662
Pinnacle Entertainment, Inc. 5.625% 5/01/24	375,000	401,250
Six Flags Entertainment Corp. (c) 4.875% 7/31/24	310,000	314,650

		1,350,737

The accompanying notes are an integral part of the financial statements.

37

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.1%
Republic Services, Inc. 3.375% 11/15/27	$585,000	$589,374

Foods — 1.0%
B&G Foods, Inc. 5.250% 4/01/25	305,000	310,231
Cosan Overseas Ltd. (d) 8.250% 11/29/49	500,000	511,825
JBS USA LUX SA / JBS USA Finance, Inc. (c) 7.250% 6/01/21	255,000	259,144
JBS USA LUX SA / JBS USA Finance, Inc. (c) 7.250% 6/01/21	50,000	50,812
Kraft Heinz Foods Co. 2.000% 7/02/18	235,000	234,993
Kraft Heinz Foods Co. 2.800% 7/02/20	345,000	346,989
The Kroger Co. 3.400% 4/15/22	670,000	685,814
Marfrig Holdings Europe BV (c) 8.000% 6/08/23	200,000	208,500
Pilgrim’s Pride Corp. (c) 5.750% 3/15/25	300,000	310,125
Post Holdings, Inc. (c) 5.500% 3/01/25	305,000	315,675
Smithfield Foods, Inc. (c) 4.250% 2/01/27	550,000	564,407
Sysco Corp. 3.250% 7/15/27	580,000	578,048

		4,376,563

Forest Products & Paper — 0.3%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	211,599
Georgia-Pacific LLC (c) 3.600% 3/01/25	1,125,000	1,156,189
Inversiones CMPC SA/Cayman Islands Branch (d) 4.500% 4/25/22	200,000	209,366

		1,577,154

Gas — 0.2%
NGL Energy Partners LP / NGL Energy Finance Corp. 7.500% 11/01/23	220,000	227,150
Transportadora de Gas del Peru SA (d) 4.250% 4/30/28	600,000	620,400

		847,550

Health Care – Products — 0.5%
Avantor, Inc. (c) 6.000% 10/01/24	155,000	154,419

	Principal Amount	Value
Avantor, Inc. (c) 9.000% 10/01/25	$155,000	$152,675
Becton Dickinson and Co. 2.894% 6/06/22	860,000	854,620
Universal Hospital Services, Inc. 7.625% 8/15/20	310,000	310,000
Zimmer Biomet Holdings, Inc. 2.700% 4/01/20	570,000	570,277

		2,041,991

Health Care – Services — 0.3%
Anthem, Inc. 2.300% 7/15/18	425,000	425,928
Anthem, Inc. 2.950% 12/01/22	160,000	160,067
Centene Corp. 4.750% 1/15/25	305,000	310,337
Polaris Intermediate Corp. (c) 8.500% 12/01/22	75,000	77,813
Tenet Healthcare Corp. 8.125% 4/01/22	210,000	213,675

		1,187,820

Holding Companies-Diversified — 0.2%
CK Hutchison International 17 II Ltd. (c) 2.250% 9/29/20	200,000	198,054
CK Hutchison International 17 Ltd. (d) 2.875% 4/05/22	200,000	199,263
CK Hutchison International Ltd. (c) 3.500% 4/05/27	200,000	199,857
Hutchison Whampoa Ltd. (d) 3.250% 11/08/22	300,000	303,248

		900,422

Household Products & Wares — 0.1%
Kronos Acquisition Holdings, Inc. (c) 9.000% 8/15/23	320,000	299,200

Insurance — 0.8%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (c) 8.250% 8/01/23	295,000	309,750
Athene Global Funding (c) 3.000% 7/01/22	580,000	574,069
Brighthouse Financial, Inc. (c) 3.700% 6/22/27	575,000	565,494
Liberty Mutual Group, Inc. (c) 6.500% 5/01/42	730,000	974,104
New York Life Global Funding (c) 2.300% 6/10/22	540,000	532,437
Nuveen Finance LLC (c) 2.950% 11/01/19	540,000	545,163

		3,501,017

The accompanying notes are an integral part of the financial statements.

38

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 0.5%
Alibaba Group Holding Ltd. 2.800% 6/06/23	$200,000	$199,431
Amazon.com, Inc. (c) 4.050% 8/22/47	585,000	630,464
eBay, Inc. 2.750% 1/30/23	575,000	569,398
Expedia, Inc. Co. 3.800% 2/15/28	595,000	574,952
Netflix, Inc. (c) 4.875% 4/15/28	130,000	127,400

		2,101,645

Investment Companies — 0.2%
Temasek Financial I Ltd. (d) 2.375% 1/23/23	750,000	740,476

Iron & Steel — 0.1%
Vale Overseas Ltd. 5.875% 6/10/21	380,000	413,820

Leisure Time — 0.2%
Constellation Merger Sub, Inc. (c) 8.500% 9/15/25	160,000	156,000
Royal Caribbean Cruises Ltd. 3.700% 3/15/28	295,000	292,322
Viking Cruises Ltd. (c) 5.875% 9/15/27	300,000	305,250

		753,572

Lodging — 0.3%
CRC Escrow Issuer LLC / CRC Finco, Inc. (c) 5.250% 10/15/25	320,000	322,400
Gohl Capital Ltd. (d) 4.250% 1/24/27	600,000	615,316
Hilton Domestic Operating Co., Inc. 4.250% 9/01/24	310,000	313,100

		1,250,816

Machinery – Construction & Mining — 0.1%
BlueLine Rental Finance Corp./BlueLine Rental LLC (c) 9.250% 3/15/24	295,000	314,912

Media — 0.4%
CBS Corp. (c) 3.700% 6/01/28	80,000	78,894
CCO Holdings LLC/CCO Holdings Capital Corp. (c) 5.000% 2/01/28	185,000	179,913
Cengage Learning, Inc. (c) 9.500% 6/15/24	265,000	239,825
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	520,000	552,856

	Principal Amount	Value
Comcast Corp. 4.400% 8/15/35	$525,000	$573,980

		1,625,468

Oil & Gas — 2.1%
Bharat Petroleum Corp. Ltd. (d) 4.625% 10/25/22	200,000	211,080
BPRL International Singapore Pte Ltd. (d) 4.375% 1/18/27	500,000	515,602
Canadian Natural Resources Ltd. 2.950% 1/15/23	860,000	856,149
CNOOC Finance Ltd. (d) 4.250% 1/26/21	200,000	207,871
CNOOC Finance USA LLC 3.500% 5/05/25	600,000	604,744
CNPC HK Overseas Capital Ltd. (d) 4.500% 4/28/21	700,000	735,320
EQT Corp. 3.900% 10/01/27	575,000	571,626
Indian Oil Corp. Ltd. (d) 5.750% 8/01/23	600,000	668,365
MEG Energy Corp. (c) 7.000% 3/31/24	135,000	113,906
ONGC Videsh Vankorneft Pte Ltd. (d) 3.750% 7/27/26	850,000	845,758
Petrobras Global Finance BV 7.250% 3/17/44	100,000	104,000
Petroleos Mexicanos 6.750% 9/21/47	290,000	302,717
Petronas Capital Ltd. (d) 3.500% 3/18/25	800,000	820,414
Phillips 66 5.875% 5/01/42	235,000	299,085
QEP Resources, Inc. 5.250% 5/01/23	160,000	161,898
QEP Resources, Inc. 5.625% 3/01/26	160,000	162,200
Reliance Holding USA, Inc. (d) 5.400% 2/14/22	600,000	651,671
Sanchez Energy Corp. 6.125% 1/15/23	385,000	325,325
Sinopec Group Overseas Development Ltd. (d) 2.750% 9/29/26	900,000	854,062
Valero Energy Corp 6.625% 6/15/37	235,000	309,710
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp. (c) 8.750% 4/15/23	140,000	135,800
Whiting Petroleum Corp. (c) 6.625% 1/15/26	155,000	158,100

		9,615,403

The accompanying notes are an integral part of the financial statements.

39

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (c) 4.080% 12/15/47	$300,000	$305,120
Schlumberger Holdings Corp. (c) 2.350% 12/21/18	270,000	270,606

		575,726

Packaging & Containers — 0.1%
Packaging Corp. of America 3.400% 12/15/27	290,000	290,722
Plastipak Holdings, Inc. (c) 6.250% 10/15/25	155,000	158,488

		449,210

Pharmaceuticals — 0.7%
AbbVie, Inc. 4.700% 5/14/45	550,000	616,701
Allergan Funding SCS 2.350% 3/12/18	551,000	551,436
AstraZeneca PLC 2.375% 11/16/20	275,000	274,584
AstraZeneca PLC 2.375% 6/12/22	290,000	286,561
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	580,000	570,183
Teva Pharmaceutical Finance Netherlands III BV 2.800% 7/21/23	780,000	679,232
Valeant Pharmaceuticals International, Inc. (c) 5.500% 11/01/25	320,000	325,600

		3,304,297

Pipelines — 0.9%
Cheniere Energy Partners LP (c) 5.250% 10/01/25	310,000	315,425
Enable Midstream Partners LP 4.400% 3/15/27	565,000	574,529
Energy Transfer LP 4.200% 4/15/27	145,000	144,246
Energy Transfer LP 4.750% 1/15/26	470,000	487,617
Fermaca Enterprises S de RL de CV (c) 6.375% 3/30/38	232,000	249,516
Kinder Morgan Energy Partners LP 6.950% 1/15/38	470,000	584,373
Sabine Pass Liquefaction LLC 5.000% 3/15/27	660,000	708,230
Sunoco Logistics Partners Operations LP 3.900% 7/15/26	750,000	733,926

	Principal Amount	Value
Williams Partners LP 3.750% 6/15/27	$290,000	$290,603

		4,088,465

Real Estate Investment Trusts (REITS) — 1.0%
American Tower Corp. 3.550% 7/15/27	575,000	570,797
American Tower Corp. 4.400% 2/15/26	950,000	999,005
Boston Properties LP 4.125% 5/15/21	520,000	543,481
Crown Castle International Corp 3.700% 6/15/26	700,000	699,523
Crown Castle International Corp. 3.650% 9/01/27	575,000	573,592
Crown Castle International Corp. 4.000% 3/01/27	225,000	230,046
Digital Realty Trust LP 3.700% 8/15/27	250,000	251,819
ESH Hospitality, Inc. (c) 5.250% 5/01/25	300,000	303,000
Simon Property Group LP 3.375% 12/01/27	300,000	301,390

		4,472,653

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (c) 4.250% 5/15/24	310,000	309,225
Beacon Escrow Corp. (c) 4.875% 11/01/25	310,000	311,162
PetSmart, Inc. (c) 5.875% 6/01/25	115,000	88,263
PetSmart, Inc. (c) 7.125% 3/15/23	200,000	118,500

		827,150

Semiconductors — 0.1%
Applied Materials, Inc. 4.350% 4/01/47	280,000	314,101

Software — 0.7%
Fidelity National Information Services, Inc. 3.625% 10/15/20	415,000	426,402
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho (c) 10.000% 11/30/24	270,000	294,975
Microsoft Corp. 4.450% 11/03/45	520,000	609,490
Oracle Corp. 4.125% 5/15/45	540,000	582,409

The accompanying notes are an integral part of the financial statements.

40

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Solera LLC/ Solera Finance, Inc. (c) 10.500% 3/01/24	$135,000	$151,872
Sophia LP/Sophia Finance, Inc. (c) 9.000% 9/30/23	210,000	222,075
VMware, Inc. 2.950% 8/21/22	700,000	698,044

		2,985,267

Telecommunications — 1.5%
America Movil SAB de CV 5.000% 3/30/20	100,000	105,394
AT&T, Inc. 5.250% 3/01/37	495,000	523,524
Axiata SPV2 Bhd (d) 3.466% 11/19/20	900,000	911,099
Bharti Airtel International Netherlands BV (d) 5.125% 3/11/23	400,000	423,916
Bharti Airtel Ltd. (d) 4.375% 6/10/25	500,000	508,758
British Telecommunications PLC 5.950% 1/15/18	1,025,000	1,026,371
CB Escrow Corp. (c) 8.000% 10/15/25	80,000	81,200
Cincinnati Bell, Inc. (c) 7.000% 7/15/24	235,000	233,238
Digicel Group Ltd. (d) 7.125% 4/01/22	500,000	463,005
Frontier Communications Corp. 8.500% 4/15/20	220,000	182,600
GTT Communications, Inc. (c) 7.875% 12/31/24	220,000	232,100
Intelsat Jackson Holdings SA 7.250% 10/15/20	230,000	216,200
Level 3 Financing, Inc. 5.375% 1/15/24	310,000	309,612
Orange SA 2.750% 2/06/19	564,000	567,117
SingTel Group Treasury Pte Ltd. (d) 4.500% 9/08/21	200,000	212,440
Telesat Canada/Telesat LLC (c) 8.875% 11/15/24	285,000	319,200
Verizon Communications, Inc. 4.400% 11/01/34	565,000	575,757

		6,891,531

Toys, Games & Hobbies — 0.0%
Hasbro, Inc. 3.500% 9/15/27	170,000	166,140

Transportation — 0.8%
Burlington Northern Santa Fe LLC 4.550% 9/01/44	505,000	578,199
CSX Corp. 3.800% 11/01/46	600,000	596,572

	Principal Amount	Value
Empresa de Transporte de Pasajeros Metro SA (c) 5.000% 1/25/47	$750,000	$821,640
FedEx Corp. 4.750% 11/15/45	525,000	587,884
Lima Metro Line 2 Finance Ltd. (d) 5.875% 7/05/34	750,000	810,375
Union Pacific Corp. 3.000% 4/15/27	250,000	251,243

		3,645,913

Trucking & Leasing — 0.1%
DAE Funding LLC (c) 5.000% 8/01/24	310,000	306,125
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 4.200% 4/01/27	275,000	285,851

		591,976

Water — 0.1%
American Water Capital Corp. 3.400% 3/01/25	500,000	515,251

TOTAL CORPORATE DEBT (Cost $111,590,199)		112,653,931

MUNICIPAL OBLIGATIONS — 0.1%
North Texas Municipal Water District Water System Revenue 5.000% 9/01/35	220,000	260,144

TOTAL MUNICIPAL OBLIGATIONS (Cost $250,892)		260,144

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.1%
Commercial MBS — 8.1%
BBCMS Mortgage Trust, Series 2017-C1, Class XA, VRN (b) 1.524% 2/15/50	4,583,885	476,356
BX Trust, Series 2017-SLCT, Class D, 1 mo. LIBOR + 2.050%, FRN (c) 3.527% 7/15/34	216,000	216,208
BX Trust, Series 2017-SLCT, Class E, 1 mo. LIBOR + 3.150%, FRN (c) 4.627% 7/15/34	355,000	356,553
CD Mortgage Trust, Series 2017-CD4, Class XA, VRN (b) 1.327% 5/10/50	5,809,272	523,380
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA, VRN (b) 1.073% 1/10/48	5,786,737	395,532

The accompanying notes are an integral part of the financial statements.

41

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, VRN (b) (c) 3.052% 1/10/48	$563,000	$412,180
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3 3.839% 12/10/54	545,000	567,771
CHT Mortgage Trust, Series 2017-CSMO, Class E, FRN (b) (c) 4.380% 11/15/36	378,000	379,059
CHT Mortgage Trust, Series 2017-CSMO, Class F, FRN (b) (c) 5.121% 11/15/36	202,000	202,311
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class XA, VRN (b) 0.889% 11/10/48	5,310,235	249,371
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class XA, VRN (b) 2.007% 7/10/49	3,748,526	460,163
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class D (c) 2.850% 2/10/49	583,000	437,723
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4 2.902% 7/10/49	547,000	539,209
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.137% 2/10/48	276,000	277,964
Citigroup Commercial Mortgage Trust, Series 2016-SMPL, Class D (c) 3.520% 9/10/31	534,000	526,638
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A5, VRN (b) 3.720% 12/10/49	435,000	454,949
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class C, VRN (b) 4.063% 6/10/48	700,000	659,061
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class C, VRN (b) 4.500% 11/10/48	413,000	412,506
CLNS Trust, Series 2017-IKPR, Class D, 1 mo. LIBOR + 2.050%, FRN (c) 3.482% 6/11/32	190,000	190,179
CLNS Trust, Series 2017-IKPR, Class E, 1 mo. LIBOR + 3.500%, FRN (c) 4.932% 6/11/32	190,000	190,415
CLNS Trust, Series 2017-IKPR, Class F, 1 mo. LIBOR + 4.500%, FRN (c) 5.932% 6/11/32	190,000	190,653
COMM Mortgage Trust, Series 2016-DC2, Class XA, VRN (b) 1.062% 2/10/49	986,085	62,513
COMM Mortgage Trust, Series 2016-GCT, Class E, VRN (b) (c) 3.461% 8/10/29	210,000	205,969

	Principal Amount	Value
COMM Mortgage Trust, Series 2015-CR22, Class D, VRN (b) (c) 4.123% 3/10/48	$650,000	$550,588
COMM Mortgage Trust, Series 2012-CR4, Class D, VRN (b) (c) 4.575% 10/15/45	738,000	614,861
COMM Mortgage Trust, Series 2015-LC23, Class C, VRN (b) 4.646% 10/10/48	470,000	489,586
Commercial Mortgage Trust, Series 2016-CR28, Class C, VRN (b) 4.647% 2/10/49	517,000	514,066
Credit Suisse Mortgage Trust, Series 2008-C1, Class AM, VRN (b) (c) 6.330% 2/15/41	616,858	616,479
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, VRN (b) 0.940% 4/15/50	9,197,682	443,575
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class XA, VRN (b) 1.257% 6/15/50	6,693,157	533,560
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, VRN (b) 4.584% 11/15/48	427,000	428,451
CSMC Trust, Series 2017-LSTK, Class C (c) 3.229% 4/05/33	257,000	256,698
CSMC Trust, Series 2017-LSTK, Class D, VRN (b) (c) 3.331% 4/05/33	306,000	301,509
CSMC Trust, Series 2017-CHOP, Class D, 1 mo. LIBOR + 1.900%, FRN (c) 3.377% 7/15/32	285,000	285,178
CSMC Trust, Series 2017-CHOP, Class E, 1 mo. LIBOR + 3.300%, FRN (c) 4.777% 7/15/32	285,000	285,717
Great Wolf Trust, Series 2017-WOLF, Class D, FRN (b) (c) 3.727% 9/15/34	286,000	286,091
Great Wolf Trust, Series 2017-WOLF, Class E, FRN (b) (c) 4.727% 9/15/34	443,000	443,152
Great Wolf Trust, Series 2017-WOLF, Class F, FRN (b) (c) 5.697% 9/15/34	236,000	236,077
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, VRN (b) 1.557% 2/10/46	5,353,195	327,603
GS Mortgage Securities Trust, Series 2015-GS1, Class XA, VRN (b) 0.824% 11/10/48	8,137,950	412,780

The accompanying notes are an integral part of the financial statements.

42

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, VRN (b) 1.005% 4/10/47	$6,841,065	$334,726
GS Mortgage Securities Trust, Series 2017-GS7, Class XA, VRN (b) 1.142% 8/10/50	6,713,071	564,939
GS Mortgage Securities Trust, Series 2014-GC26, Class D, VRN (b) (c) 4.510% 11/10/47	1,450,000	1,251,505
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class XA, VRN (b) 1.138% 1/15/49	5,366,695	286,759
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class XA, VRN (b) 1.857% 8/15/49	3,210,950	388,822
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-MAUI, Class C, 1 mo. LIBOR + 1.250%, FRN (c) 2.727% 7/15/34	145,000	145,014
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-MAUI, Class D, 1 mo. LIBOR + 1.950%, FRN (c) 3.427% 7/15/34	136,000	136,083
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B 3.460% 8/15/49	174,000	170,370
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class C, VRN (b) 3.794% 8/15/49	134,000	130,445
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-MAUI, Class E, 1 mo. LIBOR + 2.950%, FRN (c) 4.427% 7/15/34	121,000	121,081
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-MAUI, Class F, 1 mo. LIBOR + 3.750%, FRN (c) 5.227% 7/15/34	170,000	170,164
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, VRN (b) 5.464% 1/15/49	337,087	337,919

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class XA, VRN (b) 0.685% 7/15/48	$11,007,961	$349,457
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class XA, VRN (b) 0.927% 5/15/48	12,189,270	424,479
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class XA, VRN (b) 0.968% 11/15/47	5,114,351	236,484
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, VRN (b) 1.181% 10/15/48	8,844,119	454,987
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class D, VRN (b) (c) 3.844% 2/15/48	704,000	580,967
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class B, VRN (b) 4.309% 7/15/48	610,000	621,948
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class C, VRN (b) 4.618% 12/15/48	527,000	544,178
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class C, VRN (b) 4.668% 11/15/48	100,000	99,561
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class C, VRN (b) 4.747% 3/15/49	466,000	484,018
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D (c) 3.060% 10/15/48	650,000	535,245
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class D, VRN (b) (c) 3.237% 12/15/47	504,000	373,322
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4 3.249% 2/15/48	175,000	177,384
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4 3.720% 12/15/49	454,000	474,606

The accompanying notes are an integral part of the financial statements.

43

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class C 4.000% 12/15/47	$650,000	$622,127
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class C, VRN (b) 4.134% 7/15/50	650,000	633,795
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class C, VRN (b) 4.534% 12/15/47	351,000	337,360
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C, VRN (b) 4.752% 5/15/49	475,000	496,449
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN (b) 5.508% 2/12/44	173,380	173,313
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class XA, VRN (b) 0.958% 12/15/48	6,581,817	380,847
Morgan Stanley Capital I Trust, Series 2016-UB11, Class XA, VRN (b) 1.664% 8/15/49	1,585,697	153,411
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSC, 1 mo. LIBOR + 3.000%, FRN (c) 4.477% 8/15/26	478,000	475,620
Morgan Stanley Capital I Trust, Series 2017-PRME, Class D, 1 mo. LIBOR + 3.400%, FRN (c) 4.877% 2/15/34	425,000	424,337
MSCG Trust, Series 2016-SNR, Class C (c) 5.205% 11/15/34	539,000	547,301
PFP Ltd., Series 2017-3, Class A, 1 mo. LIBOR + 1.050%, FRN (c) 2.482% 1/14/35	185,252	185,315
PFP Ltd., Series 2017-3, Class AS, 1 mo. LIBOR + 1.300%, FRN (c) 2.732% 1/14/35	164,000	163,813
PFP Ltd., Series 2017-3, Class B, 1 mo. LIBOR + 1.750%, FRN (c) 3.182% 1/14/35	94,000	94,051
PFP Ltd., Series 2017-3, Class C, 1 mo. LIBOR + 2.500%, FRN (c) 3.932% 1/14/35	99,000	97,219
RAIT Trust, Series 2017-FL7, Class A, 1 mo. LIBOR + ..950%, FRN (c) 2.193% 6/15/37	504,929	504,942

	Principal Amount	Value
RAIT Trust, Series 2017-FL7, Class AS, 1 mo. LIBOR + 1.300%, FRN (c) 2.539% 6/15/37	$141,000	$141,054
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, VRN (b) 2.018% 10/10/48	3,950,150	463,616
Sutherland Commercial Mortgage Loans LLC, Series 2015-SBC4, Class A (c) 4.000% 6/25/39	139,327	140,167
UBS Commercial Mortgage Trust, Series 2017-C6, Class C, VRN (b) 4.454% 12/15/50	580,000	582,959
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C30, Class AJ, VRN (b) 5.413% 12/15/43	295,068	300,244
Wachovia Bank Commercial Mortgage Trust Series, Series 2006-C28, Class AJ, VRN (b) 5.632% 10/15/48	541,221	544,611
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class XA, VRN (b) 0.774% 7/15/58	12,759,416	486,168
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class XA, VRN (b) 1.021% 12/15/48	5,470,925	310,898
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class XA, VRN (b) 1.095% 11/15/48	6,681,798	423,999
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class XA, VRN (b) 1.654% 11/15/49	2,389,689	229,546
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4 3.809% 12/15/48	392,000	412,011
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class D (c) 3.938% 8/15/50	560,000	463,843
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, VRN (b) 4.541% 9/15/58	390,000	392,896
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C, VRN (b) 4.600% 12/15/48	421,000	434,086
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class C, VRN (b) 4.611% 11/15/48	468,000	487,368

The accompanying notes are an integral part of the financial statements.

44

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, VRN (b) 1.128% 8/15/47	$12,615,510	$647,424

		36,557,887

Home Equity ABS — 0.8%
GSAA Home Equity Trust, Series 2007-10, Class A2A 6.500% 11/25/37	5,047,876	3,800,556

Other ABS — 9.7%
ALM VII R Ltd., Series 2013-7RA, Class CR, 3 mo. USD LIBOR + 4.040%, FRN (c) 5.399% 10/15/28	1,000,000	1,033,969
ALM XIX LLC, Series 2016-19A, Class B, 3 mo. USD LIBOR + 3.000%, FRN (c) 4.359% 7/15/28	500,000	506,736
ALM XIX LLC, Series 2016-19A, Class C, 3 mo. USD LIBOR + 4.350%, FRN (c) 5.709% 7/15/28	500,000	511,846
Anchorage Capital CLO Ltd., Series 2014-5RA, Class A, 3 mo. USD LIBOR + 0.990%, FRN (c) (e) 2.712% 1/15/30	1,000,000	999,999
Anchorage Capital CLO Ltd., Series 2014-5A, Class AR, 3 mo. USD LIBOR + 1.150%, FRN (c) 2.509% 10/15/26	1,000,000	1,002,856
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, STEP (c) 5.682% 12/16/41	942,708	944,362
BlueMountain CLO Ltd., Series 2015-2A, Class C, 3 mo. USD LIBOR + 2.700%, FRN (c) 4.054% 7/18/27	1,000,000	1,007,991
BlueMountain CLO Ltd., Series 2015-3A, Class B, 3 mo. USD LIBOR + 3.100%, FRN (c) 4.463% 10/20/27	1,000,000	1,005,830
BlueMountain CLO Ltd., Series 2015-2A, Class D, 3 mo. USD LIBOR + 3.550%, FRN (c) 4.904% 7/18/27	1,000,000	1,007,127
BlueMountain CLO Ltd., Series 2015-3A, Class C, 3 mo. USD LIBOR + 3.550%, FRN (c) 4.913% 10/20/27	1,000,000	1,003,517

	Principal Amount	Value
BlueMountain CLO Ltd., Series 2013-1A, Class CR, 3 mo. USD LIBOR + 4.150%, FRN (c) 5.513% 1/20/29	$1,000,000	$1,015,481
Carlyle Global Market Strategies CLO Ltd., Series 2016-2A, Class D2, 3 mo. USD LIBOR + 6.450%, FRN (c) 7.809% 7/15/27	500,000	509,897
Castle Aircraft SecuritizationTrust, Series 2015-1A, Class A (c) 4.703% 12/15/40	1,246,467	1,252,708
CLI Funding V LLC, Series 2014-2A, Class A (c) 3.380% 10/18/29	470,272	469,356
Gilbert Park Clo Ltd., Series 2017-1A, Class D, FRN (b) (c) 4.315% 10/15/30	500,000	503,869
Gilbert Park CLO Ltd., Series 2017-1A, Class E, FRN (b) (c) 7.765% 10/15/30	1,000,000	1,014,494
Global SC Finance II SRL, Series 2014-1A, Class A1 (c) 3.190% 7/17/29	467,417	464,023
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class D, 3 mo. USD LIBOR + 3.350%, FRN (c) 4.713% 7/20/27	1,000,000	1,013,375
Helios Issuer LLC, Series 2017-1A, Class A (c) 4.940% 9/20/49	244,469	250,508
HERO Funding Trust, Series 2016-4A, Class A2 (c) 4.290% 9/20/47	428,559	451,145
LCM XVIII LP, Series 19A, Class D, 3 mo. USD LIBOR + 3.450%, FRN (c) 4.809% 7/15/27	1,000,000	1,007,942
Madison Park Funding XV Ltd., Series 2014-15A, Class DR, 3 mo. USD LIBOR + 5.440%, FRN (c) 6.815% 1/27/26	1,000,000	1,004,635
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class A2C, 1 mo. USD LIBOR + .150%, FRN 1.702% 8/25/37	2,905,873	2,754,351
Mosaic Solar Loans LLC, Series 2017-1A, Class A (c) 4.450% 6/20/42	732,892	747,778
Octagon Investment Partners Ltd., Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.500%, FRN (c) 4.863% 3/17/30	1,000,000	1,013,660

The accompanying notes are an integral part of the financial statements.

45

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Octagon Investment Partners Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 6.200%, FRN (c) 7.563% 3/17/30	$500,000	$508,497
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class CR, 3 mo. USD LIBOR + 4.000%, FRN (c) 5.359% 7/15/29	1,000,000	1,030,538
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 3 mo. USD LIBOR + 5.450%, FRN (c) (e) 7.195% 1/22/30	1,000,000	989,600
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class E1, 3 mo. USD LIBOR + 5.250%, FRN (c) 6.613% 11/25/25	1,000,000	994,840
OneMain Financial Issuance Trust, Series 2015-2A, Class A (c) 2.570% 7/18/25	89,092	89,024
OneMain Financial Issuance Trust, Series 2015-1A, Class A (c) 3.190% 3/18/26	3,000,000	3,015,240
Springleaf Funding Trust, Series 2015-AA, Class A (c) 3.160% 11/15/24	3,000,000	3,012,215
Sprite Cayman, Series 2017-1, Class A (c) 4.250% 12/15/37	500,000	497,855
TAL Advantage V LLC, Series 2013-1A, Class A (c) 2.830% 2/22/38	258,333	254,563
TAL Advantage V LLC, Series 2014-1A, Class A (c) 3.510% 2/22/39	424,267	422,118
TCI-Cent CLO Income Note Issuer Ltd., Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.650%, FRN (c) 5.017% 7/25/30	500,000	508,976
TCI-Cent CLO Ltd., Series 2016-1A, Class C, 3 mo. USD LIBOR + 4.000%, FRN (c) 5.375% 12/21/29	1,000,000	1,018,352
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, 3 mo. USD LIBOR + 3.400%, FRN (c) 4.763% 10/20/26	1,000,000	1,002,360
THL Credit Wind River CLO Ltd., Series 2016-1A, Class C, 3 mo. USD LIBOR + 3.200%, FRN (c) 4.559% 7/15/28	500,000	504,496
THL Credit Wind River CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.750%, FRN (c) 5.104% 4/18/29	1,000,000	1,017,897

	Principal Amount	Value
THL Credit Wind River CLO Ltd., Series 2012-1A, Class DR, 3 mo. USD LIBOR + 4.100%, FRN (c) 5.459% 1/15/26	$1,000,000	$1,023,530
Towd Point Mortgage Trust, Series 2015-2, Class 1A13, VRN (b) (c) 2.500% 11/25/60	3,552,360	3,528,673
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 (c) 2.709% 8/15/47	472,627	470,779
Venture XVII CLO Ltd., Series 2014-17A, Class B2R, 3 mo. USD LIBOR + 1.600%, FRN (c) 2.959% 7/15/26	1,000,000	1,001,904
Westcott Park Clo Ltd., Series 2016-1A, Class D, 3 mo. USD LIBOR + 4.350%, FRN (c) 5.713% 7/20/28	500,000	514,503

		43,903,415

Student Loans ABS — 0.1%
SoFi Professional Loan Program LLC, Series 2017-D, Class BFX (c) 3.610% 9/25/40	350,000	340,005

WL Collateral CMO — 8.9%
CIM Trust, Series 2017-6, Class A1, VRN (b) (c) 3.015% 6/25/57	2,834,779	2,799,349
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, VRN (b) 3.495% 4/25/37	3,025,576	2,904,588
CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 1A5 5.500% 4/25/36	3,519,788	3,414,108
Countrywide Alternative Loan Trust, Series 2006-13T1, Class A11 6.000% 5/25/36	2,767,809	2,260,172
Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A1 6.250% 12/25/36	4,624,919	3,360,600
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HYB2, Class 3A1, VRN (b) 3.391% 2/25/47	2,130,452	1,923,474
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-14, Class A6 6.000% 9/25/37	2,201,817	1,970,017
CSMC Trust, Series 2015-RPL3, Class A1, STEP (c) 3.750% 12/25/56	4,760,788	4,769,890

The accompanying notes are an integral part of the financial statements.

46

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + .170%, FRN 1.665% 12/19/36	$1,761,021	$1,519,093
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1, VRN (b) 3.502% 5/25/37	3,562,115	3,291,431
Lehman XS Trust, Series 2007-12N, Class 1A3A, 1 mo. LIBOR + .200%, FRN 1.528% 7/25/47	4,255,854	3,154,770
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1, VRN (b) 3.223% 7/25/35	809,213	733,376
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, VRN (b) 3.641% 2/25/36	3,550,015	2,998,086
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3, VRN (b) (c) 6.500% 10/26/37	1,383,029	1,179,508
RFMSI Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + .600%, FRN 6.000% 4/25/37	638,643	599,391
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2, VRN (b) 3.463% 10/25/37	1,943,445	1,850,053
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5, STEP 6.350% 5/25/36	1,541,427	1,207,626

		39,935,532

WL Collateral PAC — 0.5%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15 6.000% 8/25/36	2,671,960	2,374,713

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $128,581,654)		126,912,108

SOVEREIGN DEBT OBLIGATIONS — 2.3%
Chile Government International Bond 2.250% 10/30/22	150,000	147,975
Chile Government International Bond 3.125% 3/27/25	600,000	610,200
Chile Government International Bond 3.125% 1/21/26	600,000	608,250

	Principal Amount	Value
Export-Import Bank of India, FRN (b) (d) 2.441% 8/21/22	$200,000	$200,836
Export-Import Bank of India (d) 3.125% 7/20/21	400,000	401,735
Export-Import Bank of India (d) 4.000% 1/14/23	200,000	207,104
Fondo MIVIVIENDA SA (c) 3.500% 1/31/23	150,000	150,585
Fondo MIVIVIENDA SA (d) 3.500% 1/31/23	200,000	200,780
Indonesia Government International Bond (d) 4.875% 5/05/21	700,000	746,553
Israel Government International Bond 2.875% 3/16/26	600,000	598,447
Israel Government International Bond 4.000% 6/30/22	400,000	423,722
Malaysia Sovereign Sukuk Bhd (d) 3.043% 4/22/25	500,000	501,500
Malaysia Sukuk Global Bhd (d) 3.179% 4/27/26	250,000	251,850
Mexico Government International Bond 4.000% 10/02/23	100,000	104,650
Mexico Government International Bond 4.125% 1/21/26	200,000	208,500
Mexico Government International Bond 4.150% 3/28/27	2,048,000	2,123,776
Panama Government International Bond 3.875% 3/17/28	500,000	522,500
Panama Government International Bond 4.000% 9/22/24	200,000	212,700
Perusahaan Penerbit SBSN Indonesia III (c) 4.150% 3/29/27	400,000	413,040
Perusahaan Penerbit SBSN Indonesia III (d) 4.150% 3/29/27	200,000	206,520
Philippine Government International Bond 3.700% 2/02/42	600,000	595,905
Philippine Government International Bond 4.200% 1/21/24	900,000	977,503

		10,414,631

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,356,157)		10,414,631

The accompanying notes are an integral part of the financial statements.

47

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 13.4%
Collateralized Mortgage Obligations — 7.9%
Federal Home Loan Mortgage Corp.
Series 4481, Class B 3.000% 12/15/42	$7,419,241	$7,437,192
Series 4483, Class CA 3.000% 6/15/44	6,907,076	6,921,234
Series 4750, Class PA 3.000% 7/15/46	3,000,000	3,009,141
Series 355, Class 300 3.000% 8/15/47	3,834,903	3,824,808
Series 358, Class 300 3.000% 10/15/47	3,419,612	3,398,772
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K722, Class X1 VRN 1.311% 3/25/23 (b)	6,701,851	365,611
Series K053, Class A2 2.995% 12/25/25	463,000	469,402
Series K050, Class A2 VRN 3.334% 8/25/25 (b)	350,000	363,289
Federal National Mortgage Association
Series 2016-M3, Class A2 2.702% 2/25/26	465,000	458,682
Series 2015-9, Class HA 3.000% 1/25/45	1,075,790	1,085,888
Government National Mortgage Association
Series 2015-74, Class LZ 3.500% 5/20/45	3,134,873	3,113,854
Series 2015-92, Class CZ 3.500% 6/20/45	4,988,058	4,966,517

		35,414,390

Pass-Through Securities — 5.5%
Federal Home Loan Mortgage Corp. Pool #G08658 3.000% 8/01/45	4,023,682	4,032,955
Pool #G08632 3.500% 3/01/45	3,184,233	3,278,765
Federal National Mortgage Association Pool #AL9238 3.000% 10/01/41	4,443,833	4,462,233
Pool #MA2248 3.000% 4/01/45	2,773,727	2,756,608
Pool #AS7661 3.000% 8/01/46	1,760,426	1,749,561
Pool #MA2711 3.000% 8/01/46	6,198,908	6,160,649
Pool #AX2501 4.000% 10/01/44	2,472,139	2,585,993

		25,026,764

	Principal Amount	Value
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $60,418,736)		$60,441,154

U.S. TREASURY OBLIGATIONS — 24.2%
U.S. Treasury Bonds & Notes — 24.2%
U.S. Treasury Bond 2.750% 11/15/42	$5,875,000	5,912,178
U.S. Treasury Bond 2.875% 8/15/45	10,010,000	10,267,288
U.S. Treasury Inflation Index 0.125% 4/15/22	8,033,098	7,976,528
U.S. Treasury Note 0.750% 8/31/18	1,565,000	1,555,402
U.S. Treasury Note 0.750% 10/31/18	9,960,000	9,877,519
U.S. Treasury Note 1.125% 1/15/19	3,390,000	3,365,237
U.S. Treasury Note 1.125% 9/30/21	2,380,000	2,296,514
U.S. Treasury Note 1.250% 11/30/18	6,770,000	6,736,547
U.S. Treasury Note 1.250% 10/31/21	6,575,000	6,370,045
U.S. Treasury Note 1.750% 11/30/21	5,650,000	5,571,430
U.S. Treasury Note 1.750% 3/31/22	6,820,000	6,708,110
U.S. Treasury Note 1.875% 1/31/22	5,650,000	5,591,734
U.S. Treasury Note 1.875% 8/31/24	5,790,000	5,634,620
U.S. Treasury Note 2.000% 12/31/21	5,590,000	5,562,487
U.S. Treasury Note 2.125% 7/31/24	4,000,000	3,952,656
U.S. Treasury Note 2.125% 9/30/24	5,690,000	5,618,208
U.S. Treasury Note 2.250% 10/31/24	3,005,000	2,991,031
U.S. Treasury Note 2.250% 8/15/27	6,030,000	5,945,674
U.S. Treasury Note 2.375% 5/15/27	2,570,000	2,562,772
U.S. Treasury Note 3.625% 8/15/43	3,900,000	4,551,727

		109,047,707

TOTAL U.S. TREASURY OBLIGATIONS (Cost $109,098,427)		109,047,707

TOTAL BONDS & NOTES (Cost $420,296,065)		419,729,675

The accompanying notes are an integral part of the financial statements.

48

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.6%
Diversified Financial Services — 2.6%
DoubleLine Floating Rate Fund	1,202,268	$11,926,498

TOTAL MUTUAL FUNDS (Cost $12,154,937)		11,926,498

TOTAL LONG-TERM INVESTMENTS (Cost $432,469,806)		431,669,827

	Principal Amount
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (f)	$8,205,799	8,205,799

Time Deposit — 0.2%
Euro Time Deposit 0.120% 1/02/18	994,738	994,738

U.S. Treasury Bill — 2.2%
U.S. Treasury Bill 0.000% 3/08/18	6,750,000	6,734,233
U.S. Treasury Bill 0.000% 6/07/18	3,430,000	3,408,188

		10,142,421

TOTAL SHORT-TERM INVESTMENTS (Cost $19,345,177)		19,342,958

TOTAL INVESTMENTS — 99.9% (Cost $451,814,983) (g)		451,012,785

Other Assets/(Liabilities) — 0.1%		544,823

NET ASSETS — 100.0%		$451,557,608

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2017.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $89,779,871 or 19.88% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2017, these securities amounted to a value of $26,238,086 or 5.81% of net assets.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	Maturity value of $8,206,292. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $8,372,244.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	77.6%
Cayman Islands	7.0%
Mexico	1.2%
Singapore	1.1%
Chile	1.1%
Malaysia	0.8%
United Kingdom	0.7%
Canada	0.6%
Panama	0.6%
Australia	0.6%
India	0.6%
Peru	0.5%
Philippines	0.5%
Netherlands	0.4%
British Virgin Islands	0.4%
Indonesia	0.3%
Japan	0.3%
Ireland	0.3%
Luxembourg	0.2%
Israel	0.2%
Bermuda	0.2%
Spain	0.1%
Switzerland	0.1%
France	0.1%
Barbados	0.1%
Liberia	0.1%

The accompanying notes are an integral part of the financial statements.

49

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Dominican Republic	0.0%
Costa Rica	0.0%
Colombia	0.0%

Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

50

MML Equity Rotation Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 97.0%

COMMON STOCK — 97.0%
Basic Materials — 9.9%
Chemicals — 5.5%
Celanese Corp. Series A	7,700	$824,515
Eastman Chemical Co.	300	27,792
Huntsman Corp.	25,200	838,908
Praxair, Inc.	200	30,936

		1,722,151

Iron & Steel — 3.2%
ArcelorMittal (a)	15,633	505,103
Nucor Corp.	4,800	305,184
Reliance Steel & Aluminum Co.	2,100	180,159

		990,446

Mining — 1.2%
Kaiser Aluminum Corp.	1,600	170,960
Teck Resources Ltd. Class B	8,200	214,594

		385,554

		3,098,151

Communications — 12.8%
Advertising — 1.4%
Omnicom Group, Inc.	6,100	444,263

Internet — 7.4%
Alibaba Group Holding Ltd. Sponsored ADR (a)	1,500	258,645
Alphabet, Inc. Class A (a)	280	294,952
Alphabet, Inc. Class C (a)	50	52,320
Amazon.com, Inc. (a)	790	923,881
Facebook, Inc. Class A (a)	3,110	548,791
VeriSign, Inc. (a)	1,900	217,436

		2,296,025

Media — 2.8%
Discovery Communications, Inc. Class A (a)	10,700	239,466
News Corp. Class A	2,400	38,904
Scripps Networks Interactive, Inc. Class A	2,600	221,988
TEGNA, Inc.	10,000	140,800
Viacom, Inc. Class B	8,000	246,480

		887,638

Telecommunications — 1.2%
Cisco Systems, Inc.	6,000	229,800
Zayo Group Holdings, Inc. (a)	3,900	143,520

		373,320

		4,001,246

	Number of Shares	Value
Consumer, Cyclical — 8.3%
Airlines — 0.7%
Delta Air Lines, Inc.	3,700	$207,200

Auto Manufacturers — 0.9%
General Motors Co.	6,800	278,732

Auto Parts & Equipment — 3.1%
Dana, Inc.	8,000	256,080
The Goodyear Tire & Rubber Co.	4,800	155,088
Lear Corp.	1,490	263,223
Magna International, Inc.	5,300	300,351

		974,742

Home Builders — 2.1%
PulteGroup, Inc.	10,300	342,475
Toll Brothers, Inc.	6,400	307,328

		649,803

Home Furnishing — 0.5%
Sony Corp. Sponsored ADR	3,600	161,820

Housewares — 0.5%
The Toro Co.	2,400	156,552

Retail — 0.5%
Domino’s Pizza, Inc.	880	166,285

		2,595,134

Consumer, Non-cyclical — 12.2%
Agriculture — 1.4%
Archer-Daniels-Midland Co.	11,100	444,888

Biotechnology — 2.4%
Amgen, Inc.	2,090	363,451
Biogen, Inc. (a)	680	216,628
Celgene Corp. (a)	1,540	160,714

		740,793

Commercial Services — 4.2%
AerCap Holdings NV (a)	2,000	105,220
ManpowerGroup, Inc.	2,300	290,053
Quanta Services, Inc. (a)	5,400	211,194
Vantiv, Inc. Class A (a)	7,100	522,205
The Western Union Co.	8,500	161,585

		1,290,257

Health Care – Services — 1.0%
Aetna, Inc.	1,730	312,075

Pharmaceuticals — 3.2%
AbbVie, Inc.	1,600	154,736
Express Scripts Holding Co. (a)	4,400	328,416
Johnson & Johnson	300	41,916
McKesson Corp.	1,110	173,104
Merck & Co., Inc.	4,900	275,723
Pfizer, Inc.	800	28,976

		1,002,871

		3,790,884

The accompanying notes are an integral part of the financial statements.

51

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 8.1%
Oil & Gas — 8.1%
Andeavor	2,900	$331,586
Apache Corp.	400	16,888
Chevron Corp.	7,820	978,986
Concho Resources, Inc. (a)	1,000	150,220
Devon Energy Corp.	6,000	248,400
Exxon Mobil Corp.	3,900	326,196
Marathon Petroleum Corp.	2,600	171,548
Occidental Petroleum Corp.	2,700	198,882
Rowan Cos. PLC Class A (a)	7,000	109,620

		2,532,326

Financial — 22.4%
Banks — 19.3%
Bank of America Corp.	15,800	466,416
Citigroup, Inc.	17,400	1,294,734
Citizens Financial Group, Inc.	3,300	138,534
Comerica, Inc.	8,400	729,204
The Goldman Sachs Group, Inc.	1,910	486,592
JP Morgan Chase & Co.	7,200	769,968
The PNC Financial Services Group, Inc.	10,080	1,454,443
S&T Bancorp, Inc.	4,514	179,702
State Street Corp.	3,100	302,591
Wells Fargo & Co.	500	30,335
Zions Bancorp	3,200	162,656

		6,015,175

Diversified Financial Services — 0.6%
Legg Mason, Inc.	2,900	121,742
Visa, Inc. Class A	600	68,412

		190,154

Insurance — 1.0%
Aflac, Inc.	1,800	158,004
Berkshire Hathaway, Inc. Class B (a)	300	59,466
Torchmark Corp.	700	63,497
The Travelers Cos., Inc.	200	27,128

		308,095

Savings & Loans — 1.5%
BofI Holding, Inc. (a)	5,200	155,480
Brookline Bancorp, Inc.	19,000	298,300

		453,780

		6,967,204

Industrial — 14.4%
Aerospace & Defense — 2.6%
Lockheed Martin Corp.	1,830	587,522
Spirit AeroSystems Holdings, Inc. Class A	2,500	218,125

		805,647

	Number of Shares	Value
Building Materials — 1.7%
Owens Corning	5,900	$542,446

Electronics — 3.2%
Corning, Inc.	13,600	435,064
TE Connectivity Ltd.	5,900	560,736

		995,800

Hand & Machine Tools — 1.3%
Regal Beloit Corp.	5,100	390,660

Machinery – Construction & Mining — 0.5%
BWX Technologies, Inc.	2,800	169,372

Machinery – Diversified — 2.5%
Deere & Co.	5,000	782,550

Miscellaneous – Manufacturing — 2.5%
3M Co.	400	94,148
A.O. Smith Corp.	1,800	110,304
Eaton Corp. PLC	7,100	560,971

		765,423

Transportation — 0.1%
Union Pacific Corp.	200	26,820

		4,478,718

Technology — 8.9%
Computers — 4.1%
Apple, Inc.	1,210	204,768
Check Point Software Technologies Ltd. (a)	1,400	145,068
Leidos Holdings, Inc.	2,100	135,597
NetApp, Inc.	10,300	569,796
Seagate Technology PLC	5,100	213,384

		1,268,613

Semiconductors — 2.1%
ASML Holding NV	810	140,794
Broadcom Ltd.	500	128,450
Micron Technology, Inc. (a)	2,900	119,248
NXP Semiconductor NV (a)	590	69,083
Skyworks Solutions, Inc.	2,000	189,900

		647,475

Software — 2.7%
Cadence Design Systems, Inc. (a)	11,300	472,566
Fidelity National Information Services, Inc.	1,000	94,090
Intuit, Inc.	1,360	214,581

The accompanying notes are an integral part of the financial statements.

52

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Microsoft Corp.	900	$76,986

		858,223

		2,774,311

TOTAL COMMON STOCK (Cost $23,956,734)		30,237,974

TOTAL EQUITIES (Cost $23,956,734)		30,237,974

TOTAL LONG-TERM INVESTMENTS (Cost $23,956,734)		30,237,974

	Principal Amount
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (b)	$945,117	945,117

Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	2,498	2,498

TOTAL SHORT-TERM INVESTMENTS (Cost $947,615)		947,615

TOTAL INVESTMENTS — 100.0% (Cost $24,904,349) (c)		31,185,589

Other Assets/(Liabilities) — (0.0)%		(5,418)

NET ASSETS — 100.0%		$31,180,171

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $945,174. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $967,620.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

53

MML High Yield Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 0.8%

PREFERRED STOCK — 0.8%
Consumer, Non-cyclical — 0.8%
Agriculture — 0.8%
Pinnacle Agriculture Holdings LLC (a)	1,144,535	$1,041,527

TOTAL PREFERRED STOCK (Cost $733,962)		1,041,527

TOTAL EQUITIES (Cost $733,962)		1,041,527

	Principal Amount
BONDS & NOTES — 95.9%

BANK LOANS — 6.1%
Coal — 0.5%
Murray Energy Corp., Term Loan B2 3 mo. LIBOR + 7.250% VRN 8.943% 4/16/20	$744,032	652,888

Foods — 0.2%
Del Monte Foods, Inc., 1st Lien Term Loan 3 mo. LIBOR + 3.250% VRN 5.723% 2/18/21	276,338	219,492

Health Care – Services — 1.1%
Centene Corp., Bridge Term Loan VRN (b) (c) (d) (h) 0.000% 9/13/18	1,500,000	1,496,250

Oil & Gas — 3.3%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 3 mo. LIBOR + 7.500% VRN 9.100% 4/15/20	3,139,220	2,778,209
Fieldwood Energy LLC, New 1st Lien Term Loan 3 mo. LIBOR + 7.000% VRN 8.693% 8/31/20	674,554	607,099
Fieldwood Energy LLC, 1st Lien Last Out Term Loan 3 mo. LIBOR + 7.125% VRN 8.818% 9/30/20	387,384	266,005
Fieldwood Energy LLC, 2nd Lien Term Loan 3 mo. LIBOR + 7.125% VRN 8.818% 9/30/20	863,087	276,904
Gulf Finance LLC, Term Loan B 3 mo. LIBOR + 5.250% VRN 6.950% 8/25/23	520,764	466,303

		4,394,520

	Principal Amount	Value
Software — 1.0%
Almonde, Inc., USD 2nd Lien Term Loan 3 mo. LIBOR + 7.250% VRN 8.729% 6/13/25	$1,411,101	$1,411,454

TOTAL BANK LOANS (Cost $8,945,574)		8,174,604

CORPORATE DEBT — 89.8%
Aerospace & Defense — 1.7%
TransDigm, Inc. 6.375% 6/15/26	1,219,000	1,231,190
Triumph Group, Inc. 4.875% 4/01/21	422,000	414,615
Triumph Group, Inc. 5.250% 6/01/22	94,000	92,120
Triumph Group, Inc. (e) 7.750% 8/15/25	471,000	499,849

		2,237,774

Agriculture — 1.2%
Pinnacle Operating Corp. (e) 9.000% 5/15/23	1,667,522	1,550,795

Airlines — 1.1%
American Airlines Group, Inc. (e) 5.500% 10/01/19	1,391,000	1,429,253

Apparel — 0.5%
Perry Ellis International, Inc. 7.875% 4/01/19	730,000	730,000

Auto Manufacturers — 3.5%
Deck Chassis Acquisition, Inc. (e) 10.000% 6/15/23	2,013,000	2,239,462
JB Poindexter & Co., Inc. (e) 9.000% 4/01/22	2,398,000	2,487,925

		4,727,387

Auto Parts & Equipment — 1.4%
Allison Transmission, Inc. (e) 5.000% 10/01/24	294,000	303,188
International Automotive Components Group SA (e) 9.125% 6/01/18	1,654,000	1,637,460

		1,940,648

Building Materials — 1.6%
James Hardie International Finance DAC (e) 5.000% 1/15/28	685,000	690,137
Jeld-Wen, Inc. (e) 4.875% 12/15/27	182,000	183,820
Standard Industries, Inc. (e) 4.750% 1/15/28	1,345,000	1,348,107

		2,222,064

The accompanying notes are an integral part of the financial statements.

54

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 4.0%
A Schulman, Inc. STEP 6.875% 6/01/23	$1,112,000	$1,156,480
The Chemours Co. 5.375% 5/15/27	222,000	229,770
The Chemours Co. 7.000% 5/15/25	409,000	443,765
Consolidated Energy Finance SA (e) 6.750% 10/15/19	761,000	774,318
Consolidated Energy Finance SA (e) 6.875% 6/15/25	655,000	694,300
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (e) 8.375% 12/01/22	1,225,000	1,237,250
Platform Specialty Products Corp. (e) 5.875% 12/01/25	414,000	410,895
Platform Specialty Products Corp. (e) 6.500% 2/01/22	423,000	437,276

		5,384,054

Coal — 1.6%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. (e) 7.500% 5/01/25	669,000	710,812
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (e) 7.500% 6/15/25	1,013,000	1,058,585
Warrior Met Coal, Inc. (e) 8.000% 11/01/24	339,000	350,018

		2,119,415

Commercial Services — 4.5%
Booz Allen Hamilton, Inc. (e) 5.125% 5/01/25	404,000	405,010
Cardtronics, Inc./Cardtronics USA, Inc. (e) 5.500% 5/01/25	578,000	521,645
CSVC Acquisition Corp. (e) 7.750% 6/15/25	1,043,000	996,065
The Hertz Corp. (e) 7.625% 6/01/22	1,500,000	1,571,250
Prime Security Services Borrower LLC/Prime Finance, Inc. (e) 9.250% 5/15/23	1,121,000	1,244,310
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary 7.875% 6/01/21	785,000	769,300
United Rentals North America, Inc. 4.625% 10/15/25	249,000	250,867

	Principal Amount	Value
United Rentals North America, Inc. 4.875% 1/15/28	$365,000	$366,825

		6,125,272

Computers — 0.4%
Dell, Inc. 6.500% 4/15/38	529,000	538,258

Diversified Financial Services — 4.4%
Aircastle Ltd. 4.125% 5/01/24	857,000	869,855
Aircastle Ltd. 5.000% 4/01/23	113,000	119,074
Aircastle Ltd. 5.500% 2/15/22	113,000	121,051
Ally Financial, Inc. 8.000% 11/01/31	1,030,000	1,339,000
LPL Holdings, Inc. (e) 5.750% 9/15/25	1,364,000	1,387,870
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. (e) 6.750% 6/01/25	704,000	711,040
VFH Parent LLC/Orchestra Co-Issuer, Inc. (e) 6.750% 6/15/22	1,269,000	1,335,622

		5,883,512

Electric — 1.3%
NextEra Energy Operating Partners LP (e) 4.250% 9/15/24	198,000	201,465
NRG Energy, Inc. (e) 5.750% 1/15/28	765,000	772,650
NRG Energy, Inc. 6.625% 1/15/27	702,000	742,365

		1,716,480

Engineering & Construction — 0.8%
Zachry Holdings, Inc. (e) 7.500% 2/01/20	1,090,000	1,106,350

Entertainment — 0.8%
AMC Entertainment Holdings, Inc. (e) 6.125% 5/15/27	109,000	108,183
WMG Acquisition Corp. (e) 5.000% 8/01/23	262,000	271,170
WMG Acquisition Corp. (e) 6.750% 4/15/22	700,000	731,500

		1,110,853

Environmental Controls — 0.0%
Core & Main LP (e) 6.125% 8/15/25	29,000	29,435

Foods — 3.6%
C&S Group Enterprises LLC (e) 5.375% 7/15/22	1,030,000	970,775

The accompanying notes are an integral part of the financial statements.

55

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JBS USA LUX SA/JBS USA Finance, Inc. (e) 5.875% 7/15/24	$646,000	$624,198
JBS USA LUX SA/JBS USA Finance, Inc. (e) 8.250% 2/01/20	962,000	964,886
KeHE Distributors LLC/KeHE Finance Corp. (e) 7.625% 8/15/21	650,000	651,625
Pilgrim’s Pride Corp. (e) 5.875% 9/30/27	420,000	432,600
Post Holdings, Inc. (e) 5.500% 3/01/25	309,000	319,815
Post Holdings, Inc. (e) 5.625% 1/15/28	468,000	470,480
Post Holdings, Inc. (e) 5.750% 3/01/27	382,000	388,685

		4,823,064

Forest Products & Paper — 0.2%
Appvion, Inc. (e) (f) 9.000% 6/01/20	2,157,000	323,550

Gas — 0.9%
LBC Tank Terminals Holding Netherlands BV (e) 6.875% 5/15/23	1,111,000	1,156,829

Hand & Machine Tools — 0.4%
Apex Tool Group LLC (e) 7.000% 2/01/21	561,000	539,963

Health Care – Products — 3.5%
Avantor, Inc. (e) 6.000% 10/01/24	652,000	649,555
Avantor, Inc. (e) 9.000% 10/01/25	1,397,000	1,376,045
Halyard Health, Inc. 6.250% 10/15/22	1,300,000	1,345,500
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA (e) 6.625% 5/15/22	1,147,000	1,152,735
Teleflex, Inc. 4.625% 11/15/27	182,000	183,556

		4,707,391

Health Care – Services — 2.3%
CHS/Community Health Systems, Inc. 6.250% 3/31/23	567,000	510,300
HCA, Inc. 5.875% 2/15/26	1,138,000	1,203,435
RegionalCare Hospital Partners Holdings, Inc. (e) 8.250% 5/01/23	176,000	185,680

	Principal Amount	Value
Tenet Healthcare Corp. (e) 4.625% 7/15/24	$400,000	$390,000
Tenet Healthcare Corp. 8.125% 4/01/22	340,000	345,950
West Street Merger Sub, Inc. (e) 6.375% 9/01/25	489,000	490,222

		3,125,587

Home Builders — 0.4%
Brookfield Residential Properties, Inc. (e) 6.375% 5/15/25	491,000	520,460

Insurance — 1.7%
Acrisure LLC/Acrisure Finance, Inc. (e) 7.000% 11/15/25	536,000	516,575
AssuredPartners, Inc. (e) 7.000% 8/15/25	514,000	511,430
USIS Merger Sub, Inc. (e) 6.875% 5/01/25	309,000	312,090
York Risk Services Holding Corp. (e) 8.500% 10/01/22	992,000	967,200

		2,307,295

Internet — 1.5%
TIBCO Software, Inc. (e) 11.375% 12/01/21	1,879,000	2,046,945

Iron & Steel — 2.1%
Allegheny Technologies, Inc. 5.950% 1/15/21	1,192,000	1,215,840
ArcelorMittal STEP 7.250% 3/01/41	767,000	970,255
Big River Steel LLC/BRS Finance Corp. (e) 7.250% 9/01/25	565,000	597,487

		2,783,582

Leisure Time — 3.1%
Brunswick Corp. 7.375% 9/01/23	285,000	329,729
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,687,486
Carlson Travel, Inc. (e) 6.750% 12/15/23	496,000	448,880
Carlson Travel, Inc. (e) 9.500% 12/15/24	862,000	693,910

		4,160,005

Lodging — 0.4%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (e) 5.250% 5/15/27	492,000	498,765

Media — 6.7%
Altice Financing SA (e) 6.625% 2/15/23	600,000	628,260

The accompanying notes are an integral part of the financial statements.

56

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Altice Finco SA (e) 8.125% 1/15/24	$615,000	$642,675
Altice Luxembourg SA (e) 7.625% 2/15/25	1,000,000	957,500
CCO Holdings LLC/CCO Holdings Capital Corp. (e) 5.000% 2/01/28	1,086,000	1,056,135
CCO Holdings LLC/CCO Holdings Capital Corp. (e) 5.875% 4/01/24	1,500,000	1,563,750
Clear Channel Worldwide Holdings, Inc. 7.625% 3/15/20	1,608,000	1,575,840
DISH DBS Corp. 7.750% 7/01/26	987,000	1,037,584
Midcontinent Communications/Midcontinent Finance Corp. (e) 6.875% 8/15/23	864,000	916,920
SFR Group SA (e) 6.000% 5/15/22	203,000	205,537
SFR Group SA (e) 6.250% 5/15/24	260,000	260,650
Sirius XM Radio, Inc. (e) 5.375% 7/15/26	167,000	173,054

		9,017,905

Mining — 3.4%
First Quantum Minerals Ltd. (e) 7.250% 4/01/23	659,000	710,072
First Quantum Minerals Ltd. (e) 7.500% 4/01/25	652,000	707,420
Hecla Mining Co. 6.875% 5/01/21	1,271,000	1,302,775
Kinross Gold Corp. (e) 4.500% 7/15/27	640,000	644,000
Kinross Gold Corp. 5.950% 3/15/24	441,000	483,446
Kinross Gold Corp. 6.875% 9/01/41	476,000	538,475
Northwest Acquisitions ULC/Dominion Finco, Inc. (e) 7.125% 11/01/22	139,000	143,518

		4,529,706

Miscellaneous – Manufacturing — 1.0%
EnPro Industries, Inc. 5.875% 9/15/22	1,271,000	1,323,429

Oil & Gas — 8.6%
Chesapeake Energy Corp. (e) 8.000% 1/15/25	898,000	906,980
Chesapeake Energy Corp. (e) 8.000% 6/15/27	300,000	288,000
Citgo Holding, Inc. (e) 10.750% 2/15/20	1,677,000	1,798,582

	Principal Amount	Value
EP Energy LLC/Everest Acquisition Finance, Inc. (e) 8.000% 2/15/25	$1,081,000	$789,130
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	356,000	300,820
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. (e) 5.625% 2/15/26	375,000	387,188
Jupiter Resources, Inc. (e) 8.500% 10/01/22	2,310,000	1,432,200
Kosmos Energy Ltd. (e) 7.875% 8/01/21	1,823,000	1,864,017
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	47,000	48,880
PBF Holding Co. LLC/PBF Finance Corp. 7.250% 6/15/25	925,000	971,250
Rowan Cos., Inc. 7.375% 6/15/25	244,000	248,270
Sunoco LP/Sunoco Finance Corp. 6.250% 4/15/21	1,200,000	1,247,400
Transocean, Inc. 6.800% 3/15/38	198,000	158,895
Transocean, Inc. STEP 9.350% 12/15/41	150,000	145,125
Tullow Oil PLC (e) 6.250% 4/15/22	1,045,000	1,048,971

		11,635,708

Oil & Gas Services — 1.5%
Jonah Energy LLC/Jonah Energy Finance Corp. (e) 7.250% 10/15/25	985,000	992,388
Welltec A/S (e) 9.500% 12/01/22	1,000,000	1,005,000

		1,997,388

Packaging & Containers — 1.9%
Coveris Holdings SA (e) 7.875% 11/01/19	2,641,000	2,621,192

Pharmaceuticals — 2.5%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. STEP (e) 6.000% 2/01/25	681,000	527,775
Valeant Pharmaceuticals International, Inc. (e) 5.500% 3/01/23	452,000	413,580
Valeant Pharmaceuticals International, Inc. (e) 5.500% 11/01/25	277,000	281,847

The accompanying notes are an integral part of the financial statements.

57

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Valeant Pharmaceuticals International, Inc. (e) 5.875% 5/15/23	$193,000	$179,008
Valeant Pharmaceuticals International, Inc. (e) 6.125% 4/15/25	1,643,000	1,503,345
Valeant Pharmaceuticals International, Inc. (e) 6.500% 3/15/22	171,000	179,550
Valeant Pharmaceuticals International, Inc. (e) 7.000% 3/15/24	290,000	310,300

		3,395,405

Pipelines — 2.1%
Energy Transfer Equity LP 4.250% 3/15/23	1,364,000	1,353,770
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	1,171,000	1,185,637
Genesis Energy LP/Genesis Energy Finance Corp. 6.750% 8/01/22	270,000	280,125

		2,819,532

Real Estate Investment Trusts (REITS) — 1.1%
MPT Operating Partnership LP / MPT Finance Corp. 5.000% 10/15/27	656,000	668,300
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	789,000	806,753

		1,475,053

Retail — 2.3%
Beacon Escrow Corp. (e) 4.875% 11/01/25	623,000	625,336
Ferrellgas LP/Ferrellgas Finance Corp. 6.750% 1/15/22	500,000	462,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	742,000	632,555
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	449,000	382,773
Penske Automotive Group, Inc. 5.500% 5/15/26	1,000,000	1,014,700

		3,117,864

Software — 0.8%
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. (e) 6.000% 7/15/25	462,000	486,255

	Principal Amount	Value
RP Crown Parent LLC (e) 7.375% 10/15/24	$191,000	$200,073
Veritas US, Inc./Veritas Bermuda Ltd. (e) 10.500% 2/01/24	430,000	447,200

		1,133,528

Telecommunications — 6.2%
Digicel Group Ltd. (e) 8.250% 9/30/20	300,000	295,137
Digicel Ltd. (e) 6.000% 4/15/21	1,025,000	1,008,866
GCI, Inc. 6.875% 4/15/25	1,550,000	1,650,750
Hughes Satellite Systems Corp. 5.250% 8/01/26	805,000	821,100
Hughes Satellite Systems Corp. 6.625% 8/01/26	272,000	284,920
Sprint Corp. 7.250% 9/15/21	745,000	788,769
Sprint Corp. 7.875% 9/15/23	1,578,000	1,680,570
T-Mobile USA, Inc. 6.000% 4/15/24	453,000	480,180
T-Mobile USA, Inc. 6.500% 1/15/26	679,000	740,959
Telecom Italia SpA (e) 5.303% 5/30/24	512,000	546,560

		8,297,811

Toys, Games & Hobbies — 0.3%
Mattel, Inc. 6.750% 12/31/25 (e) 6.750% 12/31/25	340,000	344,573

Transportation — 2.5%
The Kenan Advantage Group, Inc. (e) 7.875% 7/31/23	3,200,000	3,312,000
Watco Cos. LLC/Watco Finance Corp. (e) 6.375% 4/01/23	8,000	8,280

		3,320,280

TOTAL CORPORATE DEBT (Cost $120,878,071)		120,874,360

TOTAL BONDS & NOTES (Cost $129,823,645)		129,048,964

TOTAL LONG-TERM INVESTMENTS (Cost $130,557,607)		130,090,491

The accompanying notes are an integral part of the financial statements.

58

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.9%
Commercial Paper — 2.8%
Mondelez International, Inc. (e) 1.876% 1/02/18	$1,300,000	$1,299,759
Tyco International Holding Sarl (e) 1.825% 1/02/18	2,500,000	2,499,537

		3,799,296

Time Deposit — 1.1%
Euro Time Deposit 0.120% 1/02/18	1,494,186	1,494,186

TOTAL SHORT-TERM INVESTMENTS (Cost $5,293,994)		5,293,482

TOTAL INVESTMENTS — 100.6% (Cost $135,851,601) (g)		135,383,973

Less Unfunded Loan Commitments — (1.1)%		$(1,500,000)

NET INVESTMENTS — 99.5% (Cost $134,351,601)		133,883,973

Other Assets/(Liabilities) — 0.5%		682,257

NET ASSETS — 100.0%		$134,566,230

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at 12/31/17.
(c)	Investment was valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $1,496,250 or 1.11% of net assets.
(e)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $83,850,520 or 62.31% of net assets.
(f)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2017, these securities amounted to a value of $323,550 or 0.00% of net assets.
(g)	See Note 6 for aggregate cost for federal tax purposes.
(h)	Unfunded or partially unfunded loan commitments.

Country weightings, as a percentage of net assets, is as follows:

United States	76.2%
Canada	6.9%
Luxembourg	6.6%
Bermuda	3.2%
Netherlands	0.9%
United Kingdom	0.8%
Denmark	0.7%
Ireland	0.5%
Italy	0.4%
France	0.3%
Cayman Islands	0.2%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

59

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2017

	Principal Amount	Value
BONDS & NOTES — 133.5%

CORPORATE DEBT — 2.1%
Auto Manufacturers — 0.4%
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 2.060%, FRN 3.419% 1/15/19	$1,720,000	$1,749,273

Banks — 0.2%
MUFG Americas Holdings Corp. 3 mo. USD LIBOR + .570%, FRN 1.973% 2/09/18	1,130,000	1,130,179

Computers — 0.7%
Dell International LLC/EMC Corp. (a) 3.480% 6/01/19	1,100,000	1,113,780
Hewlett Packard Enterprise Co. 3 mo. USD LIBOR + 1.930%, FRN 3.273% 10/05/18	1,700,000	1,721,699

		2,835,479

Diversified Financial Services — 0.4%
Ally Financial, Inc. 3.600% 5/21/18	1,705,000	1,710,115

Pharmaceuticals — 0.4%
Allergan Funding SCS 3 mo. USD LIBOR + 1.080%, FRN 2.629% 3/12/18	1,750,000	1,752,556

TOTAL CORPORATE DEBT (Cost $4,612,344)		9,177,602

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR + 0.900%, FRN 2.267% 4/26/27	155,094	155,662

TOTAL MUNICIPAL OBLIGATIONS (Cost $155,094)		155,662

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.1%
Auto Floor Plan ABS — 0.5%
Ally Master Owner Trust, Series 2015-2, Class A1, 1 mo. LIBOR + .570%, FRN 2.047% 1/15/21	1,200,000	1,202,075
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Class A, 1 mo. LIBOR + 1.350%, FRN (a) 2.902% 9/27/21	780,000	784,507

		1,986,582

	Principal Amount	Value
Automobile ABS — 12.5%
Ally Auto Receivables Trust, Series 2017-5, Class A1 1.400% 12/17/18	$1,364,169	$1,363,722
American Credit Acceptance Receivables Trust, Series 2017-4, Class A (a) 2.000% 7/10/20	1,430,000	1,429,421
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	31,254	31,245
American Credit Acceptance Receivables Trust, Series 2017-1, Class B (a) 2.390% 2/16/21	950,000	949,957
American Credit Acceptance Receivables Trust, Series 2017-4, Class C (a) 2.940% 1/10/24	1,450,000	1,449,240
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class A1 1.400% 8/20/18	1,329,442	1,329,208
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class A1 1.450% 11/19/18	2,435,204	2,434,576
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	442,747	442,527
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	112,458	112,269
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	21,929	21,912
Chesapeake Funding II LLC, Series 2016-2A, Class A2, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.477% 6/15/28	1,451,653	1,459,658
CPS Auto Trust, Series 2015-A, Class A (a) 1.530% 7/15/19	22,751	22,746
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	111,155	110,994
CPS Auto Trust, Series 2015-B, Class A (a) 1.650% 11/15/19	130,146	130,070
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	146,956	146,889
CPS Auto Trust, Series 2016-A, Class A (a) 2.250% 10/15/19	1,182,998	1,183,538
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	598,117	598,069
CPS Auto Trust, Series 2017-D, Class A (a) 1.870% 3/15/21	1,643,225	1,639,654
CPS Auto Trust, Series 2016-B, Class A (a) 2.070% 11/15/19	57,785	57,771
CPS Auto Trust, Series 2017-A, Class B (a) 2.680% 5/17/21	2,000,000	2,001,327

The accompanying notes are an integral part of the financial statements.

60

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Drive Auto Receivables Trust, Series 2017-3, Class A1 1.450% 11/15/18	$1,192,629	$1,192,539
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	164,401	164,556
Drive Auto Receivables Trust, Series 2017-1, Class C 2.840% 4/15/22	650,000	652,746
DT Auto Owner Trust, Series 2017-4A, Class A (a) 1.850% 8/17/20	1,780,157	1,778,575
DT Auto Owner Trust, Series 2017-3A, Class B (a) 2.400% 5/17/21	810,000	806,105
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	59,029	59,037
Enterprise Fleet Financing LLC, Series 2017-3, Class A1 (a) 1.500% 10/22/18	2,266,890	2,265,694
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	491,576	491,304
Exeter Automobile Receivables Trust, Series 2016-3A, Class B (a) 2.840% 8/16/21	420,000	417,174
Exeter Automobile Receivables Trust, Series 2017-1A, Class B (a) 3.000% 12/15/21	700,000	697,461
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	148,968	148,954
First Investors Auto Owner Trust, Series 2017-3A, Class A1 (a) 2.000% 3/15/22	2,071,110	2,066,855
First Investors Auto Owner Trust, Series 2017-3A, Class B (a) 2.720% 4/17/23	600,000	597,119
Flagship Credit Auto Trust, Series 2016-3, Class A1 (a) 1.610% 12/15/19	242,491	242,186
Flagship Credit Auto Trust, Series 2015-1, Class A (a) 1.630% 6/15/20	71,089	70,969
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	291,607	291,633
Flagship Credit Auto Trust, Series 2017-4, Class A (a) 2.070% 4/15/22	1,710,000	1,705,923

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	$2,011,223	$2,014,797
Flagship Credit Auto Trust, Series 2017-4, Class B (a) 2.660% 10/17/22	2,190,000	2,180,401
Flagship Credit Auto Trust, Series 2016-4, Class C (a) 2.710% 11/15/22	680,000	667,901
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	357,696	358,910
Flagship Credit Auto Trust, Series 2017-1, Class B (a) 2.830% 3/15/23	1,320,000	1,322,816
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	73,761	73,727
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, 1 mo. USD LIBOR + 1.100%, FRN (a) 2.532% 4/10/30	1,131,677	1,134,727
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 3.177% 4/15/21	960,000	974,731
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A (a) 2.310% 12/14/21	940,000	939,175
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	750,000	747,688
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.950% 7/15/20	181,617	182,554
Oscar US Funding Trust VI, Series 2017-1A, Class A3 (a) 2.820% 6/10/21	500,000	499,768
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (a) 3.300% 5/10/24	420,000	421,392
Oscar US Funding Trust VII LLC, Series 2017-2A, Class A1 (a) 1.450% 10/10/18	940,589	939,729
Prestige Auto Receivables Trust, Series 2015-1, Class B (a) 2.040% 4/15/21	700,000	699,639
Santander Drive Auto Receivables Trust, Series 2017-3, Class A1 1.400% 10/15/18	1,312,853	1,312,717

The accompanying notes are an integral part of the financial statements.

61

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2014-2, Class C 2.330% 11/15/19	$963,850	$964,868
Santander Drive Auto Receivables Trust, Series 2014-1, Class C 2.360% 4/15/20	63,568	63,596
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	1,200,000	1,202,464
Santander Retail Auto Lease Trust, Series 2017-A, Class A1 (a) 1.500% 11/20/18	5,502,493	5,500,407
Westlake Automobile Receivables Trust, Series 2016-2A, Class A2 (a) 1.570% 6/17/19	162,546	162,477

		52,928,107

Commercial MBS — 0.1%
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (b) 5.767% 7/10/38	413,124	417,242

Home Equity ABS — 0.0%
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 2.287% 8/25/35	109,256	110,084

Other ABS — 13.3%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.677% 3/15/41	688,543	673,627
321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.677% 6/15/41	1,878,529	1,834,844
321 Henderson Receivables I LLC, Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.677% 12/15/41	390,713	381,571
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.677% 3/15/42	758,817	726,772
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.450% 9/15/41	182,406	172,483
AIMCO CLO, Series 2015-AA, Class AR, 3 mo. USD LIBOR + 0.850%, FRN (a) (c) 2.572% 1/15/28	2,450,000	2,450,000

	Principal Amount	Value
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.227% 12/15/42	$780,244	$786,082
Avant Loans Funding Trust, Series 2017-B, Class A (a) 2.290% 6/15/20	1,650,809	1,650,386
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100%, FRN (a) 2.467% 4/25/26	2,450,000	2,452,906
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	148,048	147,820
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class AA, STEP (a) 2.487% 12/16/41	363,021	359,653
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	771,423	773,135
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	381,631	380,200
CIFC Funding II Ltd., Series 2015-2A, Class AR, 3 mo. USD LIBOR + 0.780%, FRN (a) 2.420% 4/15/27	2,450,000	2,447,540
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675%, FRN 2.227% 5/25/35	219,084	219,502
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	158,881	159,261
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 2.012% 9/25/34	72,497	72,234
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	355,327	354,438
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	574,166	572,594
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	87,807	87,233
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	160,761	159,602

The accompanying notes are an integral part of the financial statements.

62

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	$183,333	$182,200
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 4.154% 7/15/23	316,496	319,215
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B, VRN (a) (b) 3.020% 2/25/27	244,981	239,817
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	409,418	415,783
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	204,038	202,872
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	149,849	147,336
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.509% 7/15/25	1,324,431	1,326,264
LCM XXIII Ltd., Series 23A, Class X, 3 mo. USD LIBOR + 1.200%, FRN (a) 2.563% 10/20/29	580,000	580,541
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.377% 6/25/35	176,526	176,667
Mariner Finance Issuance Trust, Series 2017-BA, Class A (a) 2.920% 12/20/29	1,600,000	1,596,865
Mariner Finance Issuance Trust, Series 2017-AA, Class A (a) 3.620% 2/20/29	770,000	772,643
Marlette Funding Trust, Series 2017-3A, Class A (a) 2.360% 12/15/24	608,209	607,963
Marlette Funding Trust, Series 2017-2A, Class A (a) 2.390% 7/15/24	788,691	788,600
Marlette Funding Trust, Series 2017-1A, Class A (a) 2.827% 3/15/24	1,456,922	1,461,200
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	304,720	305,260
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	594,632	595,118
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 2.497% 4/25/35	58,071	58,961

	Principal Amount	Value
MP CLO VII Ltd., Series 2015-1A, Class A1R, FRN (a) (b) 2.370% 4/18/27	$1,900,000	$1,898,630
MVW Owner Trust, Series 2017-1A, Class A (a) 2.420% 12/20/34	211,485	209,552
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	4,037	4,035
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	276,489	276,806
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	61,061	61,026
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + 0.800%, FRN (a) 2.162% 1/15/28	2,450,000	2,450,140
New Residential Advance Receivables Trust, Series 2016-T1, Class AT1 (a) 2.751% 6/15/49	250,000	248,500
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.575% 10/15/49	3,800,000	3,763,710
NYCTL Trust, Series 2016-A, Class A (a) 1.470% 11/10/29	1,039,037	1,033,167
OCP CLO Ltd., Series 2015-10A, Class A1R, FRN (a) (b) 2.191% 10/26/27	2,450,000	2,453,856
OHA Credit Partners XIII Ltd., Series 2016-13A, Class X, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.613% 1/21/30	390,000	390,140
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	467,241	462,507
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	123,023	122,343
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	500,000	501,898
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 1.802% 2/25/37	86,391	86,204
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A, VRN (a) (b) 2.050% 6/20/31	267,550	266,497
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A, VRN (a) (b) 2.280% 11/20/25	236,123	236,031

The accompanying notes are an integral part of the financial statements.

63

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	$285,813	$283,977
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	61,248	60,913
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	81,858	81,817
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (a) 3.020% 6/20/32	117,243	114,723
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	506,557	508,986
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	2,515,970	2,522,234
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	757,096	760,853
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	1,157,348	1,164,101
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (a) 3.280% 2/25/26	1,006,000	1,012,433
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,079,876	1,086,573
Springleaf Funding Trust, Series 2016-AA, Class A (a) 2.900% 11/15/29	1,830,000	1,832,697
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	584,398	578,842
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	839,375	851,140
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	108,351	108,164
Trafigura Securitisation Finance PLC, Series 2017-1A, Class A1, 1 mo. USD LIBOR + .850%, FRN (a) 2.327% 12/15/20	1,000,000	1,003,860
Trafigura Securitisation Finance PLC, Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700%, FRN (a) 3.177% 12/15/20	1,330,000	1,336,191
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 (a) 2.709% 8/15/47	302,481	301,298

	Principal Amount	Value
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	$207,758	$205,480
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	241,869	241,774
Westgate Resorts LLC, Series 2017-1A, Class A (a) 3.050% 12/20/30	731,869	730,496
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	461,618	460,813

		56,351,595

Student Loans ABS — 12.4%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 2.352% 12/26/44	2,298,859	2,287,551
Access Group, Inc., Series 2005-2, Class A3, 3 mo. USD LIBOR + .180%, FRN 1.495% 11/22/24	148,507	148,507
AccessLex Institute, Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 1.627% 4/25/29	182	182
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.550% 7/01/38	133,318	125,689
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10, 3 mo. USD LIBOR + .120%, FRN 1.795% 6/25/26	450,000	436,316
CIT Education Loan Trust, Series 2005-1, Class A3, 3 mo. USD LIBOR + .120%, FRN 1.709% 3/15/26	417,602	415,248
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.849% 1/15/37	604,236	551,418
Commonbond Student Loan Trust, Series 2017-AGS, Class A2, 1 mo. USD LIBOR + .850%, FRN (a) 2.402% 5/25/41	766,696	771,544
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	98,605	97,912
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	186,872	184,473

The accompanying notes are an integral part of the financial statements.

64

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	$665,584	$666,973
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 3.252% 1/25/40	835,733	851,787
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 3.464% 10/25/44	1,583,514	1,599,349
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 3.552% 4/25/40	246,792	246,151
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 3.402% 10/27/36	939,793	954,232
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 3.602% 2/26/35	680,516	682,834
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.752% 12/27/66	1,893,045	1,914,862
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 2.902% 7/26/66	1,216,588	1,227,829
Edlinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $1,290,960), FRN (a) (b) (d) (e) (f) 3.350% 12/01/47	1,300,000	1,290,960
Edsouth Indenture No. 9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 2.352% 10/25/56	591,285	591,653
Educational Services of America, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 3.052% 12/25/58	1,000,000	941,768
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%, FRN (a) 2.162% 8/25/48	440,371	436,997
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350%, FRN (a) 1.664% 6/28/39	667,634	636,823

	Principal Amount	Value
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750%, FRN 2.111% 12/01/31	$450,648	$449,643
KeyCorp Student Loan Trust, Series 2000-A, Class A2, 3 mo. USD LIBOR + .320%, FRN 1.782% 5/25/29	476,758	470,460
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.985% 9/27/35	691,414	688,774
Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2A (a) 1.870% 11/25/42	980,000	976,949
Navient Private Education Loan Trust, Series 2016-3A, Class A2, 1 mo. USD LIBOR + .850%, FRN (a) 2.402% 6/25/65	750,000	757,757
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.677% 12/15/28	796,507	812,123
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.552% 9/27/66	1,450,000	1,463,832
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 2.802% 6/25/65	2,636,912	2,700,150
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 2.852% 3/25/66	2,200,000	2,262,127
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.078% 12/26/40	836,217	837,861
Nelnet Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .120%, FRN 1.487% 4/25/31	650,000	651,077
Nelnet Student Loan Trust, Series 2006-2, Class B, 3 mo. USD LIBOR + .200%, FRN 1.567% 1/25/38	941,383	884,454
Nelnet Student Loan Trust, Series 2004-3, Class B, 3 mo. USD LIBOR + .350%, FRN 1.717% 10/25/40	1,550,897	1,476,059
Nelnet Student Loan Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .170%, FRN 1.828% 3/23/37	1,133,474	1,048,314

The accompanying notes are an integral part of the financial statements.

65

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.925% 6/25/41	$454,555	$390,892
Nelnet Student Loan Trust, Series 2010-4A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 2.128% 4/25/46	100,121	101,131
Nelnet Student Loan Trust, Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.828% 6/25/41	375,000	340,694
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.529% 7/15/36	565,202	565,201
SLC Student Loan Trust, Series 2006-2, Class B, 3 mo. USD LIBOR + .230%, FRN 1.819% 12/15/39	1,599,829	1,482,581
SLC Student Loan Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .280%, FRN 1.869% 3/15/40	2,313,260	2,158,244
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.977% 1/15/43	440,000	456,752
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 0.500% 3/15/28	240,000	240,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 0.500% 9/15/28	750,000	750,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 0.500% 6/17/30	700,000	700,000
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 0.500% 6/17/30	550,000	550,000
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 1.477% 1/26/43	600,000	573,473
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.507% 10/25/28	700,000	697,331
SLM Student Loan Trust, Series 2006-4, Class B, 3 mo. USD LIBOR + .200%, FRN 1.567% 1/25/70	449,753	421,650

	Principal Amount	Value
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.577% 10/25/40	$489,390	$461,427
SLM Student Loan Trust, Series 2006-2, Class B, 3 mo. USD LIBOR + .220%, FRN 1.587% 1/25/41	493,946	458,066
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.667% 7/25/25	400,000	398,868
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.677% 1/25/55	492,765	446,755
SLM Student Loan Trust, Series 2004-3, Class B, 3 mo. USD LIBOR + .470%, FRN 1.837% 10/25/64	373,504	327,088
SLM Student Loan Trust, Series 2003-12, Class A5, 3 mo. USD LIBOR + .280%, FRN (a) 1.869% 9/15/22	39,610	39,625
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (a) 1.917% 10/25/64	1,850,000	1,829,845
SLM Student Loan Trust, Series 2003-11, Class B, 3 mo. USD LIBOR + .650%, FRN 2.239% 12/15/38	550,270	522,191
SLM Student Loan Trust, Series 2005-6, Class A5B, 3 mo. USD LIBOR + 1.200%, FRN 2.567% 7/27/26	158,501	159,268
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 2.177% 5/15/23	203,132	203,209
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100%, FRN (a) 2.577% 9/15/34	380,000	386,343
SMB Private Education Loan Trust, Series 2014-A, Class A2A (a) 3.050% 5/15/26	727,805	734,627
SoFi Professional Loan Program LLC, Series 2016-C, Class A2A (a) 1.480% 5/26/31	635,825	633,401
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	645,788	644,848

The accompanying notes are an integral part of the financial statements.

66

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX (a) 2.050% 1/25/41	$1,200,000	$1,196,987
SoFi Professional Loan Program LLC, Series 2017-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 2.252% 3/26/40	1,233,521	1,239,932
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.529% 3/25/33	228,088	231,426
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.302% 8/25/36	729,451	747,202

		52,629,695

WL Collateral CMO — 0.3%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1, 1 mo. USD LIBOR + .700%, FRN (a) 2.252% 3/25/45	179,379	178,318
JP Morgan Mortgage Trust, Series 2017-6, Class A5, VRN (a) (b) 3.500% 12/25/48	1,130,000	1,145,528

		1,323,846

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $164,994,340)		165,747,151

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.5%
Collateralized Mortgage Obligations — 0.8%
Federal Home Loan Mortgage Corp. Series 4491, Class B 3.000% 8/15/40	916,666	923,595
Series 4720, Class A 3.000% 3/15/41	766,456	772,366
Federal National Mortgage Association
Series 2015-80, Class CA 3.000% 4/25/40	1,173,558	1,178,774
Series 2015-63, Class KA 3.000% 1/25/41	606,025	609,884

		3,484,619

Pass-Through Securities — 0.2%
Federal Home Loan Mortgage Corp. Pool #1Q0239 1 year CMT + 2.245%, FRN 3.237% 3/01/37	609,932	645,446
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500%, FRN 2.375% 1/20/40	165,330	170,356

		815,802

	Principal Amount	Value
Whole Loans — 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M1 1 mo. USD LIBOR + .900%, FRN 2.452% 10/25/27	$77,547	$77,611
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C06, Class 1M1 1 mo. USD LIBOR + 1.300%, FRN 2.852% 4/25/29	838,812	847,092
Series 2016-C05, Class 2M1 1 mo. USD LIBOR + 1.350%, FRN 2.902% 1/25/29	462,684	465,208
Series 2016-C04, Class 1M1 1 mo. USD LIBOR + 1.450%, FRN 3.002% 1/25/29	639,298	644,998

		2,034,909

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $6,323,847)		6,335,330

U.S. TREASURY OBLIGATIONS — 90.8%
U.S. Treasury Bonds & Notes — 90.8%
U.S. Treasury Inflation Index (g) 0.125% 4/15/20	11,586,520	11,562,759
U.S. Treasury Inflation Index (g) 0.125% 4/15/21	17,973,925	17,899,853
U.S. Treasury Inflation Index (g) 0.125% 1/15/22	16,195,022	16,129,786
U.S. Treasury Inflation Index (g) 0.125% 4/15/22	18,561,324	18,430,614
U.S. Treasury Inflation Index (g) 0.125% 7/15/22	16,320,218	16,298,319
U.S. Treasury Inflation Index (g) 0.125% 1/15/23	16,873,984	16,742,936
U.S. Treasury Inflation Index (g) 0.125% 7/15/24	15,915,029	15,728,027
U.S. Treasury Inflation Index (g) 0.125% 7/15/26	13,995,216	13,674,599
U.S. Treasury Inflation Index (g) 0.250% 1/15/25	15,944,293	15,803,156
U.S. Treasury Inflation Index (g) 0.375% 7/15/23	16,280,678	16,403,021
U.S. Treasury Inflation Index (g) 0.375% 7/15/25	15,966,456	15,990,857
U.S. Treasury Inflation Index (g) 0.375% 1/15/27	12,253,831	12,165,534
U.S. Treasury Inflation Index (g) 0.375% 7/15/27	15,529,052	15,446,370
U.S. Treasury Inflation Index (g) 0.625% 7/15/21	11,491,620	11,712,666

The accompanying notes are an integral part of the financial statements.

67

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (g) 0.625% 1/15/24	$15,857,407	$16,135,059
U.S. Treasury Inflation Index (g) 0.625% 1/15/26	14,014,624	14,238,943
U.S. Treasury Inflation Index (g) 0.625% 2/15/43	5,793,552	5,668,918
U.S. Treasury Inflation Index (g) 0.750% 2/15/42	7,646,938	7,721,363
U.S. Treasury Inflation Index (g) 0.750% 2/15/45	8,662,825	8,706,263
U.S. Treasury Inflation Index 0.875% 2/15/47	6,642,025	6,902,034
U.S. Treasury Inflation Index (g) 1.000% 2/15/46	6,371,165	6,806,085
U.S. Treasury Inflation Index (g) (h) 1.125% 1/15/21	14,907,004	15,351,886
U.S. Treasury Inflation Index (g) 1.250% 7/15/20	7,917,420	8,175,230
U.S. Treasury Inflation Index (g) 1.375% 2/15/44	7,937,925	9,163,892
U.S. Treasury Inflation Index (g) 1.750% 1/15/28	6,475,865	7,278,470
U.S. Treasury Inflation Index (g) 2.000% 1/15/26	8,326,760	9,366,055
U.S. Treasury Inflation Index (g) 2.125% 2/15/40	2,567,790	3,341,285
U.S. Treasury Inflation Index (g) 2.125% 2/15/41	4,516,784	5,918,086
U.S. Treasury Inflation Index (g) 2.375% 1/15/25	10,213,701	11,639,098
U.S. Treasury Inflation Index (g) 2.375% 1/15/27	6,360,432	7,441,523
U.S. Treasury Inflation Index (g) 2.500% 1/15/29	6,686,598	8,111,092
U.S. Treasury Inflation Index (g) 3.375% 4/15/32	2,779,360	3,844,814
U.S. Treasury Inflation Index (g) 3.625% 4/15/28	4,575,270	6,002,980
U.S. Treasury Inflation Index (g) 3.875% 4/15/29	6,722,106	9,164,223

		384,965,796

TOTAL U.S. TREASURY OBLIGATIONS (Cost $383,260,715)		384,965,796

TOTAL BONDS & NOTES (Cost $559,346,340)		566,381,541

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $1,705,754)		1,627,707

TOTAL LONG-TERM INVESTMENTS (Cost $561,052,094)		568,009,248

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 46.6%
Commercial Paper — 46.5%
Bell Canada (a) 1.936% 3/19/18	$6,000,000	$5,975,733
Carnival Corp. (a) 1.780% 2/12/18	6,000,000	5,986,800
CenterPoint Energy, Inc. (a) 1.578% 1/04/18	6,000,000	5,998,324
Deutsche Telekom AG (a) 1.615% 1/26/18	6,000,000	5,991,250
Dominion Resources, Inc. (a) 1.738% 4/09/18	6,000,000	5,969,279
Enbridge (US), Inc. (a) 1.987% 3/22/18	6,000,000	5,975,086
Entergy Corp. (a) 1.524% 1/02/18	5,000,000	4,998,941
Enterprise Products Operating LLC (a) 1.576% 1/18/18	6,000,000	5,994,257
Equifax, Inc. (a) 1.571% 1/22/18	6,000,000	5,993,064
FedEx Corp. (a) 1.525% 1/08/18	6,000,000	5,997,182
Florida Power & Light Co. 1.527% 1/23/18	6,000,000	5,992,638
FMC Technologies, Inc. (a) 1.575% 1/04/18	6,000,000	5,998,324
Fortive Corp. (a) 1.608% 1/16/18	6,000,000	5,994,846
Glencore Funding LLC (a) 1.629% 1/10/18	6,000,000	5,996,430
HP, Inc. (a) 1.566% 1/08/18	6,000,000	5,997,610
Hyundai Capital America (a) 1.506% 1/04/18	6,000,000	5,998,324
Marriott International (a) 1.596% 1/18/18	6,000,000	5,994,257
Marriott International (a) 1.596% 1/16/18	500,000	499,571
Molex Electronic Technologies (a) 1.656% 1/02/18	6,000,000	5,998,754
Molex Electronic Technologies (a) 2.038% 3/13/18	3,750,000	3,734,491
Nasdaq, Inc. (a) 1.650% 1/24/18	6,000,000	5,992,551
Public Sevice Enterprise Group, Inc. (a) 1.576% 1/22/18	6,000,000	5,993,064
Rogers Communications (a) 1.525% 1/11/18	6,000,000	5,996,310
Schlumberger Holdings (a) 1.608% 2/20/18	6,000,000	5,984,144
Sempra Energy Holdings (a) 1.960% 1/19/18	6,000,000	5,993,959

The accompanying notes are an integral part of the financial statements.

68

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Spectra Energy Partners (a) 1.594% 1/05/18	$6,000,000	$5,998,040
Suncor Energy, Inc. (a) 1.547% 1/12/18	6,000,000	5,996,019
TELUS Corp. (a) 1.682% 1/22/18	6,000,000	5,993,064
Thomson Reuters Corp. (a) 1.629% 2/12/18	6,000,000	5,986,575
Time Warner, Inc. (a) 1.778% 1/29/18	6,000,000	5,990,953
Transcanada Pipelines Ltd. (a) 1.576% 1/09/18	6,000,000	5,996,892
Walgreens Boots Alliance, Inc. 1.619% 2/20/18	6,000,000	5,984,409
Westar Energy, Inc. (a) 2.114% 1/31/18	3,200,000	3,194,861
WPP CP Finance PLC (a) 1.726% 1/08/18	2,000,000	1,999,061
WPP CP Finance PLC (a) 1.827% 1/05/18	3,000,000	2,999,020
Xcel Energy, Inc. (a) 1.717% 4/23/18	6,000,000	5,960,670

		197,144,753

Repurchase Agreement — 0.1%
Fixed Income Clearing Corp. Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (i)	370,643	370,643

Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	68,868	68,868

TOTAL SHORT-TERM INVESTMENTS (Cost $197,629,461)		197,584,264

TOTAL INVESTMENTS — 180.5% (Cost $758,681,555) (j)		765,593,512

Other Assets/(Liabilities) — (80.5)%		(341,505,388)

NET ASSETS — 100.0%		$424,088,124

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $320,508,348 or 75.58% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2017.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Investment was valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $1,290,960 or 0.30% of net assets.
(f)	Restricted security. Certain securities are restricted as to resale. At December 31, 2017, these securities amounted to a value of $1,290,960 or 0.30% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(g)	All or a portion of this security is pledged as collateral for open reverse repurchase agreements. (Note 2).
(h)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(i)	Maturity value of $370,665. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $382,909.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

69

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

(#) The Fund had the following open Purchased Swaptions contracts at December 31, 2017:

Purchased Swaptions

OTC Counterparty*	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call

Barclays Bank PLC	11,240,000	USD 11,240,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Strike 2.44	$561,913	$546,369	$(15,544)
Put

Barclays Bank PLC	22,880,000	USD 22,880,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Strike 2.94	$1,143,841	$1,081,338	$(62,503)

						$1,705,754	$1,627,707	$(78,047)

*	Contracts are subject to a Master Netting Agreement.

The Fund had the following open Futures contracts at December 31, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Short
U.S. Treasury Long Bond	3/20/18	1	$(152,536)	$(464)
U.S. Treasury Note 10 Year	3/20/18	51	(6,339,681)	13,290
U.S. Treasury Ultra Long Bond	3/20/18	5	(837,016)	(1,265)
U.S. Treasury Note 5 Year	3/29/18	29	(3,361,865)	(6,893)

				$4,668

The Fund had the following open Swap agreements at December 31, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps*
Goldman Sachs International	USD	1,600,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	$(235,096)	$986	$(234,110)
Goldman Sachs International	USD	330,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(21,846)	(26,439)	(48,285)
Goldman Sachs International	USD	890,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(53,150)	(77,074)	(130,224)
JP Morgan Chase Bank N.A.	USD	690,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(101,810)	849	(100,961)

							$(411,902)	$(101,678)	$(513,580)

The accompanying notes are an integral part of the financial statements.

70

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps*
Goldman Sachs International	USD	8,300,000	1/13/18	Pay at maturity	1.295%	USA-CPI-U	$97,761	$-	$97,761
JP Morgan Chase Bank N.A.	USD	8,500,000	2/17/18	Pay at maturity	1.033%	USA-CPI-U	169,591	-	169,591
Bank of America N.A.	USD	8,600,000	2/16/19	Pay at maturity	2.195%	USA-CPI-U	(40,404)	-	(40,404)
Bank of America N.A.	USD	8,700,000	10/31/19	Pay at maturity	2.090%	USA-CPI-U	14,587	-	14,587
Bank of America N.A.	USD	8,500,000	11/20/19	Pay at maturity	2.012%	USA-CPI-U	6,121	-	6,121
JPMorgan Chase Bank N.A.	USD	17,000,000	12/20/19	Pay at maturity	1.910%	USA-CPI-U	29,297	-	29,297

							$276,953	$-	$276,953

Collateral for swap agreements held by Goldman Sachs International amounted to $260,232 in securities, at December 31, 2017.

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

The Fund had the following open Reverse Repurchase agreements at December 31, 2017:

Description	Value	Value Including Accrued Interest
Agreement with BNP Paribas SA, dated 11/03/17, 1.430%, to be repurchased on demand until 2/02/18 at value plus accrued interest.	$74,574,500	$74,749,273
Agreement with Daiwa Securities, dated 11/06/17, 1.430%, to be repurchased on demand until 2/06/18 at value plus accrued interest.	58,105,000	58,234,251
Agreement with Goldman Sachs & Co., dated 11/03/17, 1.450%, to be repurchased on demand until 1/31/18 at value plus accrued interest.	64,633,711	64,784,653
Agreement with HSBC Bank USA Inc., dated 12/05/17, 1.520%, to be repurchased on demand until 3/06/18 at value plus accrued interest.	94,453,250	94,560,927
Agreement with Morgan Stanley & Co. LLC, dated 10/04/17, 1.360%, to be repurchased on demand until 1/03/18 at value plus accrued interest.	44,526,425	44,676,133

	$336,292,886	$337,005,237

Currency Legend

USD    U.S. Dollar

The accompanying notes are an integral part of the financial statements.

71

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2017

	Principal Amount	Value
BONDS & NOTES — 79.9%

CORPORATE DEBT — 43.5%
Aerospace & Defense — 0.8%
Harris Corp. 2.700% 4/27/20	$1,154,000	$1,158,639
L3 Technologies, Inc. 5.200% 10/15/19	885,000	926,963

		2,085,602

Agriculture — 0.9%
Bunge Ltd. Finance Corp. 3.500% 11/24/20	1,180,000	1,204,616
Imperial Brands Finance PLC (a) 2.950% 7/21/20	1,087,000	1,097,493

		2,302,109

Airlines — 0.3%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	29,513	30,144
Delta Air Lines, Inc. 3.625% 3/15/22	775,000	788,390

		818,534

Auto Manufacturers — 1.0%
General Motors Co. 3.500% 10/02/18	205,000	207,132
General Motors Financial Co., Inc. 2.400% 5/09/19	110,000	110,027
General Motors Financial Co., Inc. 3.100% 1/15/19	520,000	522,783
General Motors Financial Co., Inc. 3.200% 7/13/20	185,000	187,511
Hyundai Capital America (a) 2.000% 7/01/19	65,000	64,222
Hyundai Capital America (a) 2.550% 2/06/19	140,000	139,754
Hyundai Capital America (a) 3.000% 10/30/20	800,000	798,712
Nissan Motor Acceptance Corp. (a) 1.900% 9/14/21	480,000	466,969

		2,497,110

Auto Parts & Equipment — 0.5%
Lear Corp. 5.375% 3/15/24	1,120,000	1,184,677

Banks — 6.5%
ANZ New Zealand Int’l Ltd. (a) 2.250% 2/01/19	1,290,000	1,289,822
Banco Santander SA 3.500% 4/11/22	1,200,000	1,223,577
Bancolombia SA 5.950% 6/03/21	345,000	373,118

	Principal Amount	Value
Bank of America Corp. 2.151% 11/09/20	$2,070,000	$2,060,520
Capital One Financial Corp. 2.500% 5/12/20	365,000	364,543
Citigroup, Inc. 2.350% 8/02/21	1,155,000	1,142,409
Citigroup, Inc. 2.450% 1/10/20	35,000	35,016
First Horizon National Corp. 3.500% 12/15/20	1,430,000	1,460,289
The Goldman Sachs Group, Inc. 2.875% 2/25/21	2,360,000	2,377,449
Itau Unibanco Holding SA (a) 2.850% 5/26/18	270,000	270,270
JP Morgan Chase & Co. 4.500% 1/24/22	1,090,000	1,166,357
Macquarie Bank Ltd. (a) 2.850% 1/15/21	130,000	130,680
Mitsubishi UFJ Trust & Banking Corp. (a) 2.650% 10/19/20	1,110,000	1,111,641
Morgan Stanley 3.750% 2/25/23	550,000	569,999
Regions Bank 7.500% 5/15/18	130,000	132,603
Regions Financial Corp. 3.200% 2/08/21	1,095,000	1,114,119
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	585,000	573,308
Sumitomo Mitsui Financial Group, Inc. 2.846% 1/11/22	150,000	150,298
SVB Financial Group 5.375% 9/15/20	75,000	80,158
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	370,000	375,557

		16,001,733

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	710,000	713,563
Coca-Cola Femsa SAB de CV 2.375% 11/26/18	492,000	493,190
Molson Coors Brewing Co. 2.100% 7/15/21	330,000	323,443

		1,530,196

Biotechnology — 0.7%
Baxalta, Inc. 2.000% 6/22/18	485,000	484,888
Celgene Corp. 2.875% 8/15/20	1,170,000	1,180,904

		1,665,792

The accompanying notes are an integral part of the financial statements.

72

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Building Materials — 1.2%
Holcim US Finance Sarl & Cie SCS (a) 6.000% 12/30/19	$1,160,000	$1,230,639
Martin Marietta Materials, Inc. 3 mo. USD LIBOR + .650%, FRN 2.096% 5/22/20	395,000	397,102
Martin Marietta Materials, Inc. FRN (b) 2.126% 12/20/19	185,000	185,301
Masco Corp. 3.500% 4/01/21	370,000	375,791
Masco Corp. 7.125% 3/15/20	65,000	70,878
Standard Industries, Inc. (a) 5.500% 2/15/23	560,000	583,800

		2,843,511

Chemicals — 1.7%
Air Liquide Finance SA (a) 1.750% 9/27/21	200,000	193,955
The Dow Chemical Co. 8.550% 5/15/19	125,000	135,398
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	902,000	955,485
LyondellBasell Industries NV 5.000% 4/15/19	565,000	580,101
LyondellBasell Industries NV 6.000% 11/15/21	500,000	555,401
RPM International, Inc. 3.450% 11/15/22	8,000	8,198
RPM International, Inc. 6.125% 10/15/19	1,078,000	1,147,783
The Sherwin-Williams Co. 2.750% 6/01/22	685,000	682,341

		4,258,662

Commercial Services — 0.3%
S&P Global, Inc. 3.300% 8/14/20	635,000	646,812

Computers — 0.9%
Dell International LLC/EMC Corp. (a) 3.480% 6/01/19	430,000	435,387
Dell International LLC/EMC Corp. (a) 4.420% 6/15/21	475,000	494,959
DXC Technology Co. 2.875% 3/27/20	230,000	231,119
Leidos Holdings, Inc. 4.450% 12/01/20	895,000	928,562

		2,090,027

Diversified Financial Services — 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	1,010,000	1,060,721

	Principal Amount	Value
Aircastle Ltd. 5.000% 4/01/23	$1,310,000	$1,380,413
Ally Financial, Inc. 3.600% 5/21/18	440,000	441,320
Ally Financial, Inc. 4.750% 9/10/18	920,000	931,500
Genpact Luxembourg Sarl (a) 3.700% 4/01/22	1,035,000	1,028,672
International Lease Finance Corp. 3.875% 4/15/18	100,000	100,458
Lazard Group LLC 4.250% 11/14/20	665,000	692,650

		5,635,734

Electric — 2.1%
Ameren Corp. 2.700% 11/15/20	555,000	556,831
Duke Energy Corp. 1.800% 9/01/21	480,000	466,874
EDP Finance BV (a) 4.125% 1/15/20	652,000	671,895
Enel Finance International NV (a) 2.875% 5/25/22	785,000	782,866
Entergy Texas, Inc. 2.550% 6/01/21	95,000	94,301
Entergy Texas, Inc. 7.125% 2/01/19	798,000	838,336
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	350,000	364,658
Majapahit Holding BV (a) 7.750% 1/20/20	330,000	360,954
Puget Energy, Inc. 6.000% 9/01/21	260,000	287,649
Puget Energy, Inc. 6.500% 12/15/20	255,000	282,287
The Southern Co. 2.350% 7/01/21	460,000	457,271

		5,163,922

Electronics — 0.3%
FLIR Systems, Inc. 3.125% 6/15/21	380,000	382,812
Tech Data Corp. 3.700% 2/15/22	240,000	240,744

		623,556

Engineering & Construction — 0.1%
SBA Tower Trust (a) 3.168% 4/09/47	350,000	348,405

Foods — 0.9%
Danone SA (a) 2.077% 11/02/21	1,340,000	1,310,789
JBS Investments GmbH (a) 7.750% 10/28/20	200,000	204,000

The accompanying notes are an integral part of the financial statements.

73

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mondelez International Holdings Netherlands BV (a) 2.000% 10/28/21	$595,000	$578,855
Tyson Foods, Inc. 2.650% 8/15/19	60,000	60,289

		2,153,933

Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc. 1.622% 11/17/18	345,000	343,735
Stanley Black & Decker, Inc. 2.451% 11/17/18	610,000	611,842

		955,577

Health Care – Products — 0.8%
Abbott Laboratories 2.350% 11/22/19	480,000	480,522
Abbott Laboratories 2.900% 11/30/21	675,000	682,814
Boston Scientific Corp. 2.850% 5/15/20	255,000	257,022
Zimmer Biomet Holdings, Inc. 2.000% 4/01/18	528,000	528,192

		1,948,550

Health Care – Services — 1.1%
Cigna Corp. 4.000% 2/15/22	316,000	330,018
Cigna Corp. 4.500% 3/15/21	790,000	830,336
HCA, Inc. 3.750% 3/15/19	1,130,000	1,139,888
Laboratory Corp. of America Holdings 2.625% 2/01/20	470,000	471,237

		2,771,479

Home Builders — 0.5%
Lennar Corp. 4.500% 11/15/19	1,128,000	1,157,610

Housewares — 0.1%
Newell Brands, Inc. 2.600% 3/29/19	171,000	171,584

Insurance — 3.3%
American International Group, Inc. 3.300% 3/01/21	550,000	560,684
AmTrust Financial Services, Inc. 6.125% 8/15/23	585,000	561,892
Athene Global Funding (a) 4.000% 1/25/22	1,240,000	1,279,559
CNA Financial Corp. 5.750% 8/15/21	93,000	101,829
Enstar Group Ltd. 4.500% 3/10/22	575,000	585,615

	Principal Amount	Value
Jackson National Life Global Funding (a) 2.500% 6/27/22	$1,165,000	$1,152,038
Lincoln National Corp. 6.250% 2/15/20	500,000	538,418
Nuveen Finance LLC (a) 2.950% 11/01/19	1,155,000	1,166,042
Reinsurance Group of America, Inc. 5.000% 6/01/21	640,000	684,353
Trinity Acquisition PLC 3.500% 9/15/21	470,000	479,165
Unum Group 3.000% 5/15/21	135,000	135,943
Willis Towers Watson PLC 5.750% 3/15/21	370,000	402,620
XLIT Ltd. 5.750% 10/01/21	465,000	510,356

		8,158,514

Internet — 0.5%
Expedia, Inc. 7.456% 8/15/18	1,148,000	1,184,014

Investment Companies — 0.7%
Ares Capital Corp. 3.625% 1/19/22	30,000	30,124
Ares Capital Corp. 3.875% 1/15/20	548,000	557,682
FS Investment Corp. 4.000% 7/15/19	365,000	369,327
TCP Capital Corp. 4.125% 8/11/22	675,000	664,370

		1,621,503

Leisure Time — 0.6%
Brunswick Corp. (a) 4.625% 5/15/21	1,388,000	1,410,855

Lodging — 0.4%
Marriott International, Inc. 2.300% 1/15/22	30,000	29,453
Marriott International, Inc. 2.875% 3/01/21	875,000	880,624

		910,077

Machinery – Diversified — 0.5%
CNH Industrial Capital LLC 3.375% 7/15/19	353,000	355,647
CNH Industrial Capital LLC 3.625% 4/15/18	100,000	100,518
CNH Industrial Capital LLC 3.875% 10/15/21	635,000	646,138
CNH Industrial Capital LLC 4.875% 4/01/21	115,000	120,750

		1,223,053

The accompanying notes are an integral part of the financial statements.

74

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	$605,000	$616,278
Discovery Communications LLC 2.950% 3/20/23	355,000	351,335
Sirius XM Radio, Inc. (a) 3.875% 8/01/22	1,347,000	1,350,368

		2,317,981

Mining — 0.9%
Anglo American Capital PLC (a) 3.750% 4/10/22	500,000	508,080
Glencore Finance Canada Ltd. STEP (a) 4.250% 10/25/22	254,000	266,141
Glencore Funding LLC (a) 3.000% 10/27/22	260,000	257,465
Kinross Gold Corp. 5.125% 9/01/21	570,000	594,225
Newcrest Finance Pty Ltd. (a) 4.200% 10/01/22	565,000	588,453

		2,214,364

Office Equipment/Supplies — 0.6%
Pitney Bowes, Inc. STEP 3.625% 10/01/21	1,490,000	1,385,700

Oil & Gas — 0.2%
EQT Corp. 3.000% 10/01/22	565,000	558,979

Packaging & Containers — 0.5%
Graphic Packaging International, Inc. 4.750% 4/15/21	1,094,000	1,143,230

Pharmaceuticals — 1.7%
AbbVie, Inc. 1.800% 5/14/18	945,000	944,538
Allergan Funding SCS 2.350% 3/12/18	590,000	590,467
Express Scripts Holding Co. 3.300% 2/25/21	1,195,000	1,213,755
Shire Acquisitions Investments Ireland DAC 2.400% 9/23/21	235,000	231,301
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	1,325,000	1,210,349

		4,190,410

Pipelines — 0.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.500% 12/01/22	170,000	169,677

	Principal Amount	Value
Private Equity — 0.5%
Hercules Capital, Inc. 4.625% 10/23/22	$1,110,000	$1,125,471

Real Estate Investment Trusts (REITS) — 1.5%
American Tower Corp. 2.250% 1/15/22	415,000	404,194
American Tower Corp. 3.000% 6/15/23	350,000	349,083
American Tower Corp. 3.300% 2/15/21	175,000	178,209
Crown Castle International Corp. 3.400% 2/15/21	714,000	729,165
DDR Corp. 3.500% 1/15/21	210,000	213,177
DDR Corp. 7.500% 7/15/18	345,000	354,415
Digital Realty Trust LP 3.400% 10/01/20	320,000	326,320
Healthcare Trust of America Holdings LP 2.950% 7/01/22	275,000	274,276
Highwoods Realty LP 7.500% 4/15/18	25,000	25,378
Simon Property Group LP 2.350% 1/30/22	700,000	693,358
Weyerhaeuser Co. 7.375% 10/01/19	135,000	146,300

		3,693,875

Retail — 1.5%
AutoNation, Inc. 3.350% 1/15/21	825,000	837,014
CVS Health Corp. 2.125% 6/01/21	960,000	936,873
Dollar Tree, Inc. 5.750% 3/01/23	1,190,000	1,246,525
QVC, Inc. 3.125% 4/01/19	577,000	579,153

		3,599,565

Semiconductors — 0.9%
Analog Devices, Inc. 2.500% 12/05/21	245,000	242,587
Broadcom Corp./Broadcom Cayman Finance Ltd. (a) 3.000% 1/15/22	950,000	941,953
KLA-Tencor Corp. 3.375% 11/01/19	140,000	142,308
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	770,000	785,400

		2,112,248

The accompanying notes are an integral part of the financial statements.

75

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 1.4%
Hughes Satellite Systems Corp. 6.500% 6/15/19	$1,083,000	$1,131,735
Sprint Communications, Inc. 9.250% 4/15/22	490,000	584,325
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	1,200,000	1,208,424
Verizon Communications, Inc. 2.946% 3/15/22	480,000	482,924

		3,407,408

Toys, Games & Hobbies — 0.1%
Mattel, Inc. 1.700% 3/15/18	350,000	348,688

Transportation — 0.9%
Asciano Finance Ltd. (a) 5.000% 4/07/18	717,000	721,561
Ryder System, Inc. 2.250% 9/01/21	425,000	418,421
Ryder System, Inc. 2.500% 3/01/18	475,000	475,089
Ryder System, Inc. 2.875% 9/01/20	340,000	342,346
TTX Co. (a) 2.250% 2/01/19	300,000	299,263

		2,256,680

Trucking & Leasing — 1.8%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	1,260,000	1,264,228
DAE Funding LLC (a) 4.000% 8/01/20	205,000	207,050
GATX Corp. 2.600% 3/30/20	575,000	574,854
Park Aerospace Holdings Ltd. (a) 5.250% 8/15/22	1,205,000	1,197,469
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	370,000	370,715
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.050% 1/09/20	615,000	622,376
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.300% 4/01/21	150,000	152,776
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.375% 2/01/22	20,000	20,374

		4,409,842

TOTAL CORPORATE DEBT (Cost $106,491,037)		106,297,249

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR + 0.900%, FRN 2.267% 4/26/27	$65,484	$65,724

TOTAL MUNICIPAL OBLIGATIONS (Cost $65,484)		65,724

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.0%
Auto Floor Plan ABS — 0.4%
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Class A, 1 mo. LIBOR + 1.350%, FRN (a) 2.902% 9/27/21	520,000	523,005
NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2 (a) 2.190% 9/15/21	480,000	478,049

		1,001,054

Automobile ABS — 5.4%
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	26,879	26,871
American Credit Acceptance Receivables Trust, Series 2017-1, Class B (a) 2.390% 2/16/21	520,000	519,976
American Credit Acceptance Receivables Trust, Series 2017-4, Class C (a) 2.940% 1/10/24	770,000	769,596
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540% 6/08/20	210,000	210,510
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	100,000	99,989
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	39,229	39,164
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	75,818	75,783
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	237,348	237,329
CPS Auto Trust, Series 2016-C, Class B (a) 2.480% 9/15/20	190,000	189,579
CPS Auto Trust, Series 2017-A, Class B (a) 2.680% 5/17/21	1,150,000	1,150,763

The accompanying notes are an integral part of the financial statements.

76

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	$63,934	$63,994
Drive Auto Receivables Trust, Series 2017-2, Class C 2.750% 9/15/23	140,000	140,161
Drive Auto Receivables Trust, Series 2017-1, Class C 2.840% 4/15/22	270,000	271,141
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	12,355	12,357
DT Auto Owner Trust, Series 2016-2A, Class B (a) 2.920% 5/15/20	63,582	63,606
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	216,872	216,752
Enterprise Fleet Financing LLC, Series 2017-1, Class A3 (a) 2.600% 7/20/22	210,000	211,024
Exeter Automobile Receivables Trust, Series 2016-3A, Class B (a) 2.840% 8/16/21	260,000	258,250
Exeter Automobile Receivables Trust, Series 2017-1A, Class B (a) 3.000% 12/15/21	260,000	259,057
Exeter Automobile Receivables Trust, Series 2015-2A, Class C (a) 3.900% 3/15/21	650,000	657,638
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	38,822	38,818
First Investors Auto Owner Trust, Series 2016-2A, Class B (a) 2.210% 7/15/22	540,000	533,602
First Investors Auto Owner Trust, Series 2017-3A, Class B (a) 2.720% 4/17/23	340,000	338,367
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	49,209	49,213
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	64,388	64,502
Flagship Credit Auto Trust, Series 2016-4, Class B (a) 2.410% 10/15/21	910,000	906,599
Flagship Credit Auto Trust, Series 2016-4, Class C (a) 2.710% 11/15/22	410,000	402,705

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	$162,589	$163,141
Flagship Credit Auto Trust, Series 2017-1, Class B (a) 2.830% 3/15/23	615,000	616,312
Flagship Credit Auto Trust, Series 2017-4, Class C (a) 2.920% 11/15/23	650,000	647,606
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	10,213	10,208
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A (a) 2.380% 10/15/20	250,000	250,252
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 3.177% 4/15/21	370,000	375,678
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A (a) 2.310% 12/14/21	450,000	449,605
Oscar US Funding Trust II, Series 2015-1A, Class A3 (a) 1.860% 10/15/19	264,547	264,097
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	300,000	299,075
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.950% 7/15/20	73,233	73,611
Oscar US Funding Trust V, Series 2016-2A, Class A2A (a) 2.310% 11/15/19	212,533	212,317
Oscar US Funding Trust VI, Series 2017-1A, Class A3 (a) 2.820% 6/10/21	240,000	239,889
Oscar US Funding Trust VI, Series 2017-1A, Class A4 (a) 3.300% 5/10/24	160,000	160,530
Santander Drive Auto Receivables Trust, Series 2016-1, Class A3 1.620% 3/16/20	43,885	43,877
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	470,000	470,965
Santander Drive Auto Receivables Trust, Series 2016-1, Class B 2.470% 12/15/20	340,000	340,431
Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.100% 11/16/20	200,000	201,859

The accompanying notes are an integral part of the financial statements.

77

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2016-1, Class D 4.020% 4/15/22	$500,000	$512,565

		13,139,364

Commercial MBS — 0.3%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	290,000	291,785
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN (b) 5.767% 7/10/38	165,250	166,897
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN (b) 5.476% 8/15/39	25,863	25,805
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN (b) 6.011% 2/15/51	229,650	230,328

		714,815

Home Equity ABS — 0.2%
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 2.212% 11/25/35	19,804	19,794
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 2.287% 8/25/35	52,866	53,266
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1, 1 mo. USD LIBOR + ..480%, FRN 2.032% 12/25/35	114,446	114,734
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 2.452% 2/25/35	102,644	96,880
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%, FRN (a) 1.792% 10/25/34	124,536	124,299
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2, 1 mo. USD LIBOR + .220%, FRN 1.772% 10/25/35	16,100	16,103
Option One Mortgage Loan Trust, Series 2005-5, Class A3, 1 mo. USD LIBOR + .210%, FRN 1.762% 12/25/35	39,220	39,237

		464,313

	Principal Amount	Value
Other ABS — 16.7%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 1.677% 3/15/41	$84,744	$82,908
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	264,305	269,844
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.839% 10/15/28	370,000	373,088
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460%, FRN (a) 2.823% 10/20/28	520,000	521,601
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	294,000	300,271
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.227% 12/15/42	207,813	209,368
Avant Loans Funding Trust, Series 2017-B, Class A (a) 2.290% 6/15/20	595,374	595,221
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.474% 1/18/25	580,000	581,501
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	59,789	59,697
Birchwood Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.539% 7/15/26	340,000	341,134
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.784% 7/18/27	475,000	477,237
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	322,595	323,311
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A (a) 2.940% 5/25/29	225,952	223,525
Capital Automotive LLC, Series 2012-1A, Class A1 (a) 3.870% 4/15/47	258,267	261,953
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	83,265	82,953
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	451,983	453,459

The accompanying notes are an integral part of the financial statements.

78

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CLI Funding VI LLC, Series 2017-1A, Class A (a) 3.620% 5/18/42	$374,785	$375,042
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 2.012% 9/25/34	29,886	29,778
Crestline Denali CLO Ltd., Series 2013-1A, Class A1, FRN (a) (b) 2.421% 10/26/27	350,000	351,194
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	91,534	91,283
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	39,866	39,829
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	87,807	87,233
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	104,354	103,360
Diamond Resorts Owner Trust, Series 2016-1, Class A (a) 3.080% 11/20/28	627,076	617,333
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	70,509	70,001
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	423,550	425,734
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	68,750	68,325
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 4.154% 7/15/23	108,072	109,000
Drug Royalty Corp., Inc., Series 2012-1, Class A1, 3 mo. USD LIBOR + 5.250%, FRN (a) 6.130% 7/15/24	35,000	35,338
Elara HGV Timeshare Issuer, Series 2017-A, Class A (a) 2.690% 3/25/30	260,334	258,375
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (a) 2.730% 4/25/28	223,658	222,330
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B, VRN (a) (b) 3.020% 2/25/27	99,159	97,069

	Principal Amount	Value
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (a) 2.299% 4/19/44	$120,693	$120,414
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	59,219	57,815
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	159,218	161,694
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	77,694	77,519
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	48,969	48,689
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	35,340	35,117
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.813% 7/20/27	475,000	475,495
Global SC Finance II SRL, Series 2013-1A, Class A (a) 2.980% 4/17/28	157,333	155,698
Global SC Finance IV Ltd., Series 2017-1A, Class A (a) 3.850% 4/15/37	310,619	315,545
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.517% 4/25/25	464,031	464,128
Goodgreen Trust, Series 2016-1A, Class A (a) 3.230% 10/15/52	509,243	507,908
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645%, FRN 2.197% 4/25/35	23,650	23,760
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	95,036	95,125
Hero Funding, Series 2017-3A, Class A1 (a) 3.190% 9/20/48	308,274	307,432
HERO Funding Trust, Series 2016-4A, Class A1 (a) 3.570% 9/20/47	355,704	361,491
HERO Funding Trust, Series 2015-1A, Class A (a) 3.840% 9/21/40	805,876	819,978
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	127,531	125,392
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	104,600	103,879

The accompanying notes are an integral part of the financial statements.

79

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hilton Grand Vacations Trust, Series 2017-AA, Class B, VRN (a) (b) 2.960% 12/26/28	$309,872	$306,004
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 2.509% 7/15/25	618,068	618,923
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.763% 10/20/29	590,000	597,487
Lendmark Funding Trust, Series 2017-1A, Class A (a) 2.830% 12/22/25	240,000	239,373
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 2.377% 6/25/35	89,897	89,969
Madison Park Funding Ltd., Series 2016-22A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.847% 10/25/29	420,000	427,380
Madison Park Funding XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.483% 7/20/26	280,000	281,251
Magnetite XI Ltd., Series 2014-11A, Class A1R, 3 mo. USD LIBOR + 1.120%, FRN (a) 2.474% 1/18/27	700,000	702,351
Mariner Finance Issuance Trust, Series 2017-BA, Class A (a) 2.920% 12/20/29	900,000	898,237
Mariner Finance Issuance Trust, Series 2017-AA, Class A (a) 3.620% 2/20/29	400,000	401,373
Marlette Funding Trust, Series 2017-3A, Class A (a) 2.360% 12/15/24	261,998	261,892
Marlette Funding Trust, Series 2017-2A, Class A (a) 2.390% 7/15/24	297,489	297,454
Marlette Funding Trust, Series 2017-1A, Class A (a) 2.827% 3/15/24	482,030	483,446
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	241,675	242,103
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	109,472	109,561
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + ..945%, FRN 2.497% 4/25/35	32,381	32,878

	Principal Amount	Value
Mosaic Solar Loans LLC, Series 2017-1A, Class A (a) 4.450% 6/20/42	$109,934	$112,167
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	95,982	94,758
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	155,812	153,209
MVW Owner Trust, Series 2016-1A, Class A (a) 2.250% 12/20/33	68,537	67,805
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	2,019	2,018
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	110,596	110,722
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	25,051	25,036
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BR, FRN (a) (b) 6.623% 1/15/28	250,000	250,036
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 (a) 2.575% 10/15/49	1,950,000	1,931,378
NP SPE II LLC, Series 2017-1A, Class A1 (a) 3.372% 10/21/47	188,313	187,138
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 (a) 3.107% 12/15/50	700,000	696,883
OCP CLO Ltd., Series 2015-8A, Class A2AR, FRN (a) (b) 2.803% 4/17/27	650,000	651,666
OHA Loan Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.410%, FRN (a) 2.826% 8/15/29	590,000	600,001
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	120,000	120,444
Oportun Funding VI LLC, Series 2017-A, Class A (a) 3.230% 6/08/23	350,000	348,250
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	37,899	37,371
Orange Lake Timeshare Trust, Series 2016-A, Class A (a) 2.610% 3/08/29	223,749	221,482

The accompanying notes are an integral part of the financial statements.

80

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	$200,000	$200,759
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	51,260	50,976
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + ..250%, FRN (a) 1.802% 2/25/37	50,107	49,998
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340%, FRN (a) 2.776% 2/20/30	700,000	705,300
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A, VRN (a) (b) 2.050% 6/20/31	124,332	123,843
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A, VRN (a) (b) 2.280% 11/20/25	25,604	25,594
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	185,285	184,095
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A (a) 2.400% 3/22/32	218,290	216,438
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	30,624	30,457
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A (a) 2.580% 9/20/32	79,622	79,441
Sierra Timeshare Receivables Funding LLC, Series 2017-1A, Class A (a) 2.910% 3/20/34	544,900	545,701
SoFi Consumer Loan Program LLC, Series 2016-3, Class A (a) 3.050% 12/26/25	247,650	248,838
SoFi Consumer Loan Program LLC, Series 2016-5, Class A (a) 3.060% 9/25/28	1,377,793	1,381,224
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	293,873	295,331
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	684,147	688,139
SoFi Consumer Loan Program LLC, Series 2015-2, Class A (a) 3.280% 9/15/23	548,491	550,025
SoFi Consumer Loan Program LLC, Series 2017-2, Class A (a) 3.280% 2/25/26	536,533	539,964

	Principal Amount	Value
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	$492,693	$495,749
Springleaf Funding Trust, Series 2016-AA, Class A (a) 2.900% 11/15/29	1,460,000	1,462,151
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1 (a) 2.530% 11/16/48	1,040,000	1,030,872
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (a) 2.533% 10/17/26	800,000	802,364
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	375,250	380,510
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	29,884	29,832
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42	468,680	480,641
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.839% 10/13/29	300,000	305,174
Trafigura Securitisation Finance PLC, Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700%, FRN (a) 3.177% 12/15/20	260,000	261,210
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370%, FRN (a) 2.733% 4/20/27	950,000	951,578
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 (a) 2.709% 8/15/47	170,146	169,480
Trip Rail Master Funding LLC, Series 2011-1A, Class A2 (a) 6.024% 7/15/41	670,000	727,092
Triton Container Finance IV LLC, Series 2017-2A, Class A (a) 3.620% 8/20/42	1,008,990	1,010,065
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, VRN (b) 2.997% 10/25/46	367,372	367,337
VSE VOI Mortgage LLC, Series 2016-A, Class A (a) 2.540% 7/20/33	572,273	567,403
Welk Resorts LLC, Series 2015-AA, Class A (a) 2.790% 6/16/31	102,449	100,567

The accompanying notes are an integral part of the financial statements.

81

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Welk Resorts LLC, Series 2017-AA, Class B (a) 3.410% 6/15/33	$269,125	$266,475
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	904,188	905,557
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	99,610	98,518
Westgate Resorts LLC, Series 2017-1A, Class A (a) 3.050% 12/20/30	274,451	273,936
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	202,233	201,880

		40,799,934

Student Loans ABS — 9.2%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 2.252% 7/25/56	271,603	271,929
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 3.052% 7/25/58	140,000	120,880
AccessLex Institute, Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 1.627% 4/25/29	99	99
AccessLex Institute, Series 2004-A, Class A3, 28 day ARS, FRN 1.699% 7/01/39	1,250,000	1,233,154
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 2.550% 7/01/38	66,659	62,845
Brazos Student Finance Corp., Series 2003-A, Class A3, 28 day ARS, FRN 1.729% 7/01/38	200,000	196,430
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.849% 1/15/37	241,694	220,567
Commonbond Student Loan Trust, Series 2017-AGS, Class C (a) 5.280% 5/25/41	520,000	528,194
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (a) 2.500% 1/25/30	121,880	115,044
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	78,884	78,329

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	$75,917	$74,942
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	224,197	224,665
DRB Prime Student Loan Trust, Series 2015-A, Class A2 (a) 3.060% 7/25/31	115,032	115,029
DRB Prime Student Loan Trust, Series 2015-B, Class A2 (a) 3.170% 7/25/31	103,552	104,026
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	762,966	762,324
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 3.252% 1/25/40	239,541	244,143
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 3.464% 10/25/44	870,932	879,642
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 3.552% 4/25/40	224,855	224,271
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (a) 2.680% 7/25/35	397,165	389,843
Earnest Student Loan Program LLC, Series 2016-D, Class A2 (a) 2.720% 1/25/41	371,018	367,083
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 3.602% 2/26/35	277,247	278,192
ECMC Group Student Loan Trust, Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.752% 12/27/66	1,036,668	1,048,615
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 2.902% 7/26/66	503,157	507,806
Edlinc Student Loan Funding, Series 2017-A, Class A, (Acquired 12/22/17, Cost $695,132), FRN (a) (b) (c) (d) (e) 3.350% 12/01/47	700,000	695,132
Education Loan Asset-Backed Trust I, Series 2013-1, Class A1, 1 mo. USD LIBOR + .800%, FRN (a) 2.352% 6/25/26	503,179	503,500

The accompanying notes are an integral part of the financial statements.

82

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS, FRN (a) 1.120% 1/01/44	$950,000	$832,043
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.985% 9/27/35	91,718	91,368
Laurel Road Prime Student Loan Trust, Series 2017-B, Class CFX (a) 3.610% 8/25/42	380,000	373,820
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (a) 2.740% 2/15/29	261,347	260,557
Navient Student Loan Trust, Series 2017-5A, Class A, FRN (a) (b) 2.352% 7/26/66	427,254	428,726
Navient Student Loan Trust, Series 2017-4A, Class A3, 1 mo. USD LIBOR + 1.000%, FRN (a) 2.552% 9/27/66	500,000	504,770
Navient Student Loan Trust, Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150%, FRN (a) 2.702% 7/26/66	950,000	972,605
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 2.802% 6/25/65	753,403	771,471
Navient Student Loan Trust, Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300%, FRN (a) 2.852% 3/25/66	1,060,000	1,089,934
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.078% 12/26/40	331,832	332,484
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B (a) 3.600% 12/26/40	238,929	235,838
Nelnet Student Loan Trust, Series 2014-6A, Class A, 1 mo. USD LIBOR + .650%, FRN (a) 2.202% 11/25/52	358,343	355,248
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.828% 6/25/54	130,000	117,661
Nelnet Student Loan Trust, Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.829% 10/25/47	170,000	156,250

	Principal Amount	Value
North Carolina State Education Assistance Authority, Series 2011-1, Class A2, 3 mo. USD LIBOR + .900%, FRN 2.267% 1/26/26	$22,129	$22,170
Northstar Education Finance, Inc., Series 2005-1, Class A5, 3 mo. USD LIBOR + .750%, FRN 2.128% 10/30/45	198,587	185,785
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950%, FRN (a) 2.502% 11/25/65	629,092	630,218
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 1.529% 7/15/36	14,659	14,659
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%, FRN 1.616% 2/15/45	408,657	376,495
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 0.500% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 1.477% 1/26/43	120,000	114,694
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 1.507% 10/25/28	280,000	278,932
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 1.577% 10/25/40	489,390	461,427
SLM Student Loan Trust, Series 2006-10, Class B, 3 mo. USD LIBOR + .220%, FRN 1.587% 3/25/44	134,631	126,440
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.667% 7/25/25	150,000	149,576
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.677% 1/25/55	198,239	179,729
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (a) 1.917% 10/25/64	850,000	840,740

The accompanying notes are an integral part of the financial statements.

83

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2013-4, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.828% 12/28/70	$120,000	$117,408
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 2.177% 5/15/23	79,983	80,014
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100%, FRN (a) 2.577% 9/15/34	290,000	294,841
SMB Private Education Loan Trust, Series 2014-A, Class A2B, 1 mo. USD LIBOR + 1.150%, FRN (a) 2.627% 5/15/26	648,539	656,997
SMB Private Education Loan Trust, Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450%, FRN (a) 2.927% 2/17/32	144,000	147,668
SoFi Professional Loan Program LLC, Series 2015-A, Class RC, (Acquired 4/19/17, Cost $562,750) (a) (c) (e) 0.000% 3/25/33	200	400,000
SoFi Professional Loan Program LLC, Series 2017-D, Class R1, (Acquired 7/19/17, Cost $565,900) (a) (c) (e) 0.000% 9/25/40	1,000,000	565,900
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	90,889	90,756
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B (a) 2.490% 1/25/36	330,000	328,043
SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1 mo. USD LIBOR + .950%, FRN (a) 2.502% 1/25/39	138,673	140,077
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 2.752% 6/25/33	242,764	246,713
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 3.302% 8/25/36	235,669	241,404

		22,510,145

WL Collateral CMO — 0.8%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, VRN (b) 3.810% 8/25/34	8,325	8,379

	Principal Amount	Value
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, VRN (b) 3.445% 2/25/34	$3,552	$3,645
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, VRN (b) 3.887% 9/25/33	1,387	1,292
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN (b) 3.596% 8/25/34	1,447	1,457
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN (b) 3.190% 8/25/34	9,088	8,858
JP Morgan Mortgage Trust, Series 2017-6, Class A5, VRN (a) (b) 3.500% 12/25/48	630,000	638,657
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN (b) 3.525% 2/25/34	980	955
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN (b) 3.588% 7/25/33	634	653
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, VRN (b) 3.500% 2/25/34	44	47
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, VRN (a) (b) 3.750% 11/25/56	388,050	397,268
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, VRN (a) (b) 3.000% 10/25/31	912,369	905,731
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN (b) 3.494% 3/25/34	5,695	5,872
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 2.463% 4/25/44	14,525	14,632

		1,987,446

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $80,431,363)		80,617,071

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.0%
Collateralized Mortgage Obligations — 0.9%
Federal Home Loan Mortgage Corp.
Series 4491, Class B 3.000% 8/15/40	511,217	515,082
Series 4720, Class A 3.000% 3/15/41	431,131	434,456

The accompanying notes are an integral part of the financial statements.

84

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association
Series 2015-80, Class CA 3.000% 4/25/40	$690,328	$693,397
Series 2015-63, Class KA 3.000% 1/25/41	339,965	342,130
Government National Mortgage Association (b) Series 2014-131, Class BW VRN 2.829% 5/20/41	154,006	157,351

		2,142,416

Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp.
Pool #C01079 7.500% 10/01/30	381	445
Pool #C01135 7.500% 2/01/31	1,092	1,271
Federal National Mortgage Association
Pool #725692 1 year CMT + 2.140%, FRN 3.229% 10/01/33	25,519	26,378
Pool #888586 1 year CMT + 2.210%, FRN 3.282% 10/01/34	25,737	27,089
Pool #775539 12 mo. USD LIBOR + 1.645%, FRN 3.475% 5/01/34	9,065	9,459
Pool #575667 7.000% 3/01/31	2,419	2,818
Pool #529453 7.500% 1/01/30	523	612
Pool #531196 7.500% 2/01/30	68	79
Pool #530299 7.500% 3/01/30	72	81
Pool #536386 7.500% 4/01/30	87	102
Pool #535996 7.500% 6/01/31	1,415	1,651
Pool #523499 8.000% 11/01/29	56	66
Pool #252926 8.000% 12/01/29	37	44
Pool #532819 8.000% 3/01/30	32	38
Pool #534703 8.000% 5/01/30	534	632
Pool #253437 8.000% 9/01/30	36	42
Pool #253481 8.000% 10/01/30	16	19
Pool #602008 8.000% 8/01/31	846	997

	Principal Amount	Value
Pool #596656 8.000% 8/01/31	$289	$305
Pool #190317 8.000% 8/01/31	718	846
Pool #597220 8.000% 9/01/31	644	765
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	274	299
Pool #352022 7.000% 11/15/23	1,377	1,513
Pool #491089 7.000% 12/15/28	1,839	2,063
Pool #478658 7.000% 5/15/29	434	505
Pool #500928 7.000% 5/15/29	833	966
Pool #499410 7.000% 7/15/29	252	294
Pool #510083 7.000% 7/15/29	236	272
Pool #493723 7.000% 8/15/29	505	588
Pool #581417 7.000% 7/15/32	2,452	2,852
Government National Mortgage Association II
Pool #008746 1 year CMT + 1.500%, FRN 2.250% 11/20/25	986	1,004
Pool #080136 1 year CMT + 1.500%, FRN 2.250% 11/20/27	183	187
Pool #82462 1 year CMT + 1.500%, FRN 2.375% 1/20/40	69,613	71,729
Pool #82488 1 year CMT + 1.500%, FRN 2.375% 3/20/40	83,991	86,468

		242,479

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,406,458)		2,384,895

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Bonds & Notes — 2.4%
U.S. Treasury Note (f) 0.750% 10/31/18	4,150,000	4,115,633

The accompanying notes are an integral part of the financial statements.

85

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 0.875% 7/31/19	$1,800,000	$1,772,719

		5,888,352

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,917,908)		5,888,352

TOTAL BONDS & NOTES (Cost $195,312,250)		195,253,291

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $962,361)		918,326

TOTAL LONG-TERM INVESTMENTS (Cost $196,274,611)		196,171,617

SHORT-TERM INVESTMENTS — 19.8%
Commercial Paper — 19.6%
Anheuser-Busch InBev Worldwide, Inc. (a) 1.475% 1/10/18	2,000,000	1,998,923
Bell Canada (a) 1.608% 2/12/18	1,750,000	1,746,084
Carnival Corp. (a) 1.646% 1/23/18	1,400,000	1,398,311
CenterPoint Energy, Inc. (a) 1.578% 1/02/18	1,000,000	999,815
Cox Enterprises, Inc. (a) 1.896% 1/02/18	2,250,000	2,249,532
Entergy Corp. (a) 1.628% 2/14/18	2,000,000	1,994,853
FedEx Corp. (a) 1.515% 1/08/18	2,250,000	2,248,943
FMC Technologies, Inc. (a) 1.828% 1/17/18	1,500,000	1,498,638
Ford Motor Credit Co. (a) 1.882% 3/01/18	1,250,000	1,246,215
HP, Inc. (a) 1.535% 1/05/18	2,000,000	1,999,444
Hyundai Capital America (a) 1.555% 1/22/18	2,175,000	2,172,486
Marriott International, Inc. (a) 1.596% 1/16/18	2,000,000	1,998,282
Molex Electronic Technologies (a) 1.634% 1/04/18	2,000,000	1,999,375
Potash Corp. of Saskatchewan, Inc. (a) 1.626% 1/26/18	2,000,000	1,997,286
Public Service Enterprise Group, Inc. (a) 2.084% 2/01/18	2,000,000	1,996,689

	Principal Amount	Value
Reckitt Benckiser Treasury Services PLC (a) 1.527% 1/16/18	$1,500,000	$1,498,876
Relx, Inc. (a) 1.846% 1/02/18	2,250,000	2,249,583
Sempra Energy Holdings (a) 1.545% 1/08/18	2,250,000	2,248,943
Southern California Edison Co. (a) 1.673% 1/05/18	2,250,000	2,249,278
Spectra Energy Partners (a) 1.949% 1/08/18	2,250,000	2,248,943
Suncor Energy, Inc. (a) 1.803% 3/14/18	1,500,000	1,494,406
Telus Corp. (a) 1.981% 1/29/18	2,250,000	2,246,607
The Southern Co. (a) 1.876% 1/02/18	2,250,000	2,249,583
Thomson Reuters Corp. (a) 1.649% 2/13/18	2,000,000	1,995,423
Volvo Group Treasury National (a) 1.979% 1/17/18	2,000,000	1,998,183

		48,024,701

Time Deposit — 0.2%
Euro Time Deposit 0.120% 1/02/18	527,091	527,091

TOTAL SHORT-TERM INVESTMENTS (Cost $48,560,025)		48,551,792

TOTAL INVESTMENTS — 100.1% (Cost $244,834,636) (g)		244,723,409

Other Assets/(Liabilities) — (0.1)%		(170,393)

NET ASSETS — 100.0%		$244,553,016

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

The accompanying notes are an integral part of the financial statements.

86

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $150,140,260 or 61.39% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2017.
(c)	Investment was valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $695,132 or 0.28% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At December 31, 2017, these securities amounted to a value of $1,661,032 or 0.68% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

(#) The Fund had the following open Purchased Swaptions contracts at December 31, 2017:

Purchased Swaptions

OTC Counterparty*	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC	6,340,000	USD	6,340,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying Swap terminates 12/15/42, Strike 2.44	$316,951	$308,183	$(8,768)
Put

Barclays Bank PLC	12,910,000	USD	12,910,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying Swap terminates 12/15/42, Strike 2.94	$645,410	$610,143	$(35,267)

							$962,361	$918,326	$(44,035)

*	Contracts are subject to a Master Netting Agreement.

The Fund had the following open Futures contracts at December 31, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Note 10 Year	3/20/18	232	$28,867,458	$(88,583)
U.S. Treasury Note 2 Year	3/29/18	135	28,959,199	(54,433)

				$(143,016)

Futures Contracts — Short
U.S. Treasury Ultra 10 Year	3/20/18	84	$(11,232,765)	$13,515
U.S. Treasury Note 5 Year	3/29/18	584	(68,180,184)	340,371

				$353,886

The accompanying notes are an integral part of the financial statements.

87

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Swap agreements at December 31, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps*
Goldman Sachs International	USD	410,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	$(60,243)	$253	$(59,990)
Goldman Sachs International	USD	410,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(24,485)	(35,506)	(59,991)
Goldman Sachs International	USD	150,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6† (Rating: BBB-)	(9,930)	(12,018)	(21,948)

							$(94,658)	$(47,271)	$(141,929)

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	64.5%
Cayman Islands	5.0%
Netherlands	2.3%
Luxembourg	1.2%
United Kingdom	0.9%
Bermuda	0.8%
Ireland	0.8%
Japan	0.8%
France	0.6%
Australia	0.6%
New Zealand	0.5%
Spain	0.5%
Sweden	0.5%
Canada	0.4%
Mexico	0.2%
Turkey	0.2%
Colombia	0.2%
Brazil	0.1%
Austria	0.1%
Barbados	0.1%
United States Virgin Islands	0.0%

Total Long-Term Investments	80.3%
Short-Term Investments and Other Assets and Liabilities	19.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

88

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 3.8%
Forest Products & Paper — 0.6%
P.H. Glatfelter Co.	36,920	$791,566

Iron & Steel — 0.8%
Allegheny Technologies, Inc. (a) (b)	39,985	965,238

Mining — 2.4%
Compass Minerals International, Inc. (b)	17,710	1,279,547
Kaiser Aluminum Corp.	14,775	1,578,709

		2,858,256

		4,615,060

Communications — 5.6%
Internet — 3.9%
Etsy, Inc. (a)	48,320	988,144
Proofpoint, Inc. (a)	14,910	1,324,157
Q2 Holdings, Inc. (a)	22,190	817,702
Yelp, Inc. (a)	36,620	1,536,575

		4,666,578

Media — 1.5%
Houghton Mifflin Harcourt Co. (a)	113,260	1,053,318
WideOpenWest, Inc. (a) (b)	66,112	698,804

		1,752,122

Telecommunications — 0.2%
RigNet, Inc. (a)	17,633	263,613

		6,682,313

Consumer, Cyclical — 13.2%
Airlines — 1.5%
Spirit Airlines, Inc. (a) (b)	39,580	1,775,163

Apparel — 1.1%
Canada Goose Holdings, Inc. (a)	41,575	1,312,107

Auto Manufacturers — 0.9%
Navistar International Corp. (a)	23,980	1,028,262

Auto Parts & Equipment — 1.9%
Visteon Corp. (a)	18,370	2,298,822

Retail — 7.2%
DSW, Inc. Class A	60,990	1,305,796
Fred’s, Inc. Class A (b)	81,280	329,184
Group 1 Automotive, Inc.	29,780	2,113,486
Papa John’s International, Inc. (b)	17,290	970,142
Sonic Corp. (b)	53,320	1,465,234
Suburban Propane Partners LP (c)	66,400	1,608,208
Texas Roadhouse, Inc.	15,750	829,710

		8,621,760

	Number of Shares	Value
Storage & Warehousing — 0.6%
Wesco Aircraft Holdings, Inc. (a)	97,260	$719,724

		15,755,838

Consumer, Non-cyclical — 20.5%
Agriculture — 0.8%
Universal Corp.	18,160	953,400

Biotechnology — 2.5%
Emergent BioSolutions, Inc. (a)	18,850	875,960
Exact Sciences Corp. (a)	13,370	702,460
Ligand Pharmaceuticals, Inc. (a) (b)	4,680	640,832
Sage Therapeutics, Inc. (a)	4,826	794,890

		3,014,142

Commercial Services — 5.5%
Korn/Ferry International	56,691	2,345,873
Matthews International Corp. Class A	21,690	1,145,232
On Assignment, Inc. (a)	35,400	2,275,158
Paylocity Holding Corp. (a)	17,510	825,772

		6,592,035

Cosmetics & Personal Care — 0.8%
elf Beauty, Inc. (a) (b)	42,740	953,529

Foods — 1.8%
Hostess Brands, Inc. (a)	145,130	2,149,375

Health Care – Products — 3.0%
NuVasive, Inc. (a)	23,650	1,383,288
NxStage Medical, Inc. (a)	22,830	553,171
Quidel Corp. (a)	19,950	864,833
Wright Medical Group NV (a)	37,370	829,614

		3,630,906

Health Care – Services — 1.5%
Addus HomeCare Corp. (a)	12,542	436,462
Amedisys, Inc. (a)	25,150	1,325,656

		1,762,118

Household Products & Wares — 1.3%
Acco Brands Corp. (a)	129,540	1,580,388

Pharmaceuticals — 3.3%
Clovis Oncology, Inc. (a)	6,860	466,480
Galapagos NV (a)	4,783	453,108
Prestige Brands Holdings, Inc. (a)	54,771	2,432,380
TherapeuticsMD, Inc. (a) (b)	96,070	580,263

		3,932,231

		24,568,124

Energy — 3.0%
Energy – Alternate Sources — 0.8%
Renewable Energy Group, Inc. (a) (b)	79,579	939,032

Oil & Gas — 0.8%
Matador Resources Co. (a)	29,465	917,246

The accompanying notes are an integral part of the financial statements.

89

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 1.4%
CNX Midstream Partners LP (c)	41,895	$702,579
Noble Midstream Partners LP (c)	19,725	986,250

		1,688,829

		3,545,107

Financial — 23.9%
Banks — 8.5%
The Bank of NT Butterfield & Son Ltd.	25,229	915,560
BankUnited, Inc.	43,929	1,788,789
Chemical Financial Corp.	22,572	1,206,925
Customers Bancorp, Inc. (a)	24,750	643,253
FCB Financial Holdings, Inc. Class A (a)	23,083	1,172,616
IBERIABANK Corp.	15,470	1,198,925
MB Financial, Inc.	32,670	1,454,468
Webster Financial Corp.	31,480	1,767,917

		10,148,453

Diversified Financial Services — 1.2%
Stifel Financial Corp.	24,380	1,452,073

Insurance — 0.9%
James River Group Holdings Ltd.	26,285	1,051,663

Real Estate — 1.0%
Realogy Holdings Corp.	43,960	1,164,940

Real Estate Investment Trusts (REITS) — 7.7%
Brandywine Realty Trust	113,590	2,066,202
CYS Investments, Inc.	210,760	1,692,403
DiamondRock Hospitality Co.	152,970	1,727,031
Four Corners Property Trust, Inc.	77,290	1,986,353
National Storage Affiliates Trust	66,860	1,822,604

		9,294,593

Savings & Loans — 4.6%
Beneficial Bancorp, Inc.	47,370	779,236
Berkshire Hills Bancorp, Inc.	25,260	924,516
OceanFirst Financial Corp.	46,450	1,219,312
Oritani Financial Corp.	41,150	674,860
Sterling Bancorp	54,860	1,349,556
WSFS Financial Corp.	11,790	564,152

		5,511,632

		28,623,354

Industrial — 11.5%
Building Materials — 2.4%
Masonite International Corp. (a)	15,143	1,122,854
Summit Materials, Inc. Class A (a)	53,609	1,685,467

		2,808,321

Electrical Components & Equipment — 1.6%
Generac Holdings, Inc. (a)	37,350	1,849,572

Engineering & Construction — 2.2%
Dycom Industries, Inc. (a)	11,770	1,311,531

	Number of Shares	Value
KBR, Inc.	65,216	$1,293,233

		2,604,764

Environmental Controls — 0.9%
Advanced Disposal Services, Inc. (a)	43,968	1,052,594

Machinery – Diversified — 0.8%
The Manitowoc Co., Inc. (a)	25,417	999,905

Metal Fabricate & Hardware — 1.0%
Rexnord Corp. (a)	47,850	1,245,057

Transportation — 1.5%
CryoPort, Inc. (a)	23,290	200,061
Genesee & Wyoming, Inc. Class A (a)	20,230	1,592,708

		1,792,769

Trucking & Leasing — 1.1%
The Greenbrier Cos., Inc. (b)	25,570	1,362,881

		13,715,863

Technology — 13.4%
Computers — 3.0%
CACI International, Inc. Class A (a)	17,181	2,273,905
Teradata Corp. (a)	32,590	1,253,412

		3,527,317

Semiconductors — 4.6%
Brooks Automation, Inc.	49,210	1,173,658
MaxLinear, Inc. (a)	43,730	1,155,347
MKS Instruments, Inc.	16,510	1,560,195
Semtech Corp. (a)	48,180	1,647,756

		5,536,956

Software — 5.8%
CommVault Systems, Inc. (a)	16,310	856,275
Envestnet, Inc. (a)	18,330	913,750
j2 Global, Inc.	23,301	1,748,274
Pegasystems, Inc.	31,086	1,465,705
Zynga, Inc. Class A (a)	499,360	1,997,440

		6,981,444

		16,045,717

Utilities — 2.9%
Electric — 2.9%
Black Hills Corp. (b)	30,480	1,832,153
NorthWestern Corp.	28,450	1,698,465

		3,530,618

TOTAL COMMON STOCK (Cost $94,420,635)		117,081,994

TOTAL EQUITIES (Cost $94,420,635)		117,081,994

The accompanying notes are an integral part of the financial statements.

90

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 7.9%
Diversified Financial Services — 7.9%
State Street Navigator Securities Lending Prime Portfolio (d)	9,444,321	$9,444,321

TOTAL MUTUAL FUNDS (Cost $9,444,321)		9,444,321

TOTAL LONG-TERM INVESTMENTS (Cost $103,864,956)		126,526,315

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (e)	$2,783,591	2,783,591

TOTAL SHORT-TERM INVESTMENTS (Cost $2,783,591)		2,783,591

TOTAL INVESTMENTS — 108.0% (Cost $106,648,547) (f)		129,309,906

Other Assets/(Liabilities) — (8.0)%		(9,632,784)

NET ASSETS — 100.0%		$119,677,122

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $9,192,182 or 7.68% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $2,783,758. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 4/30/24, and an aggregate market value, including accrued interest, of $2,842,754.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

91

MML Special Situations Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 101.4%

COMMON STOCK — 101.4%
Basic Materials — 12.0%
Chemicals — 10.1%
AdvanSix, Inc. (a)	9,600	$403,872
The Chemours Co.	10,379	519,573
Ingevity Corp. (a)	12,600	887,922
Rayonier Advanced Materials, Inc.	4,600	94,070
Venator Materials PLC (a)	10,800	238,896
Versum Materials, Inc.	6,800	257,380

		2,401,713

Mining — 1.9%
Alcoa Corp. (a)	8,100	436,347

		2,838,060

Communications — 7.8%
Internet — 0.7%
Liberty Expedia Holdings, Inc. Class A (a)	1,360	60,289
Liberty Ventures Series A (a)	2,040	110,649

		170,938

Media — 7.1%
Cable One, Inc.	500	351,675
Liberty Broadband Corp. Class A (a)	3,500	297,675
Liberty Broadband Corp. Class C (a)	3,600	306,576
Liberty Media Corp-Liberty Formula One Class C (a)	5,300	181,048
Liberty Media Corp-Liberty SiriusXM Class A (a)	5,600	222,096
Liberty Media Corp-Liberty SiriusXM Class C (a)	5,600	222,096
News Corp. Class A	5,800	94,018

		1,675,184

		1,846,122

Consumer, Cyclical — 12.1%
Auto Parts & Equipment — 7.2%
Adient PLC	16,800	1,322,160
Aptiv PLC	4,679	396,920

		1,719,080

Entertainment — 2.7%
The Madison Square Garden Co. Class A (a)	3,010	634,658

Lodging — 2.2%
Hilton Grand Vacations, Inc. (a)	12,500	524,375

		2,878,113

Consumer, Non-cyclical — 29.8%
Biotechnology — 6.0%
Bioverativ, Inc. (a)	26,300	1,418,096

	Number of Shares	Value
Commercial Services — 6.2%
PayPal Holdings, Inc. (a)	19,900	$1,465,038

Foods — 2.8%
Lamb Weston Holdings, Inc.	11,733	662,328

Health Care – Products — 5.1%
Danaher Corp.	3,500	324,870
Halyard Health, Inc. (a)	6,100	281,698
Varex Imaging Corp. (a)	7,500	301,275
West Pharmaceutical Services, Inc.	3,100	305,877

		1,213,720

Household Products & Wares — 1.2%
Avery Dennison Corp.	2,400	275,664

Pharmaceuticals — 8.5%
AbbVie, Inc.	6,300	609,273
Zoetis, Inc.	19,700	1,419,188

		2,028,461

		7,063,307

Energy — 1.7%
Oil & Gas — 1.7%
Murphy USA, Inc. (a)	5,000	401,800

Financial — 8.9%
Diversified Financial Services — 5.2%
Synchrony Financial	31,800	1,227,798

Real Estate Investment Trusts (REITS) — 3.3%
Four Corners Property Trust, Inc.	10,300	264,710
Gaming and Leisure Properties, Inc.	13,900	514,300

		779,010

Savings & Loans — 0.4%
Poage Bankshares, Inc.	5,400	112,050

		2,118,858

Industrial — 22.9%
Aerospace & Defense — 2.6%
KLX, Inc. (a)	9,000	614,250

Electronics — 11.8%
Allegion PLC	8,500	676,260
Fortive Corp.	18,500	1,338,475
Keysight Technologies, Inc. (a)	7,770	323,232
Kimball Electronics, Inc. (a)	24,514	447,380

		2,785,347

Engineering & Construction — 1.2%
TopBuild Corp. (a)	3,800	287,812

Machinery – Construction & Mining — 3.6%
Oshkosh Corp.	9,500	863,455

Metal Fabricate & Hardware — 0.5%
TimkenSteel Corp. (a)	7,100	107,849

The accompanying notes are an integral part of the financial statements.

92

MML Special Situations Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Miscellaneous – Manufacturing — 3.2%
Pentair PLC	2,340	$165,251
Trinseo SA	8,300	602,580

		767,831

		5,426,544

Technology — 3.9%
Computers — 3.9%
DXC Technology Co.	3,874	367,643
Hewlett Packard Enterprise Co.	22,600	324,536
Lumentum Holdings, Inc. (a)	4,500	220,050

		912,229

Utilities — 2.3%
Gas — 2.3%
ONE Gas, Inc.	7,300	534,798

TOTAL COMMON STOCK (Cost $19,312,037)		24,019,831

TOTAL EQUITIES (Cost $19,312,037)		24,019,831

TOTAL LONG-TERM INVESTMENTS (Cost $19,312,037)		24,019,831

TOTAL INVESTMENTS — 101.4% (Cost $19,312,037) (b)		24,019,831

Other Assets/(Liabilities) — (1.4)%		(325,921)

NET ASSETS — 100.0%		$23,693,910

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	87.1%
Ireland	9.1%
United Kingdom	2.7%
Luxembourg	2.5%

Total Long-Term Investments	101.4%
Other Assets and Liabilities	(1.4)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

93

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 95.4%
Bermuda — 2.2%
Credicorp Ltd.	4,610	$956,252
Jardine Strategic Holdings Ltd.	37,662	1,490,771

		2,447,023

Brazil — 4.1%
Atacadao Distribuicao Comercio e Industria Ltda (a)	172,900	792,321
B3 SA - Brasil Bolsa Balcao	279,700	1,917,319
Estacio Participacoes SA	59,500	585,952
Itau Unibanco Holding SA Sponsored ADR	12,830	166,790
Natura Cosmeticos SA	8,900	88,487
Sul America SA	92,034	516,902
Vale SA Sponsored ADR (b)	35,610	435,510

		4,503,281

Cayman Islands — 17.1%
3SBio, Inc. (a) (c)	197,500	387,156
Alibaba Group Holding Ltd. Sponsored ADR (a)	36,200	6,241,966
China Lodging Group Ltd. Sponsored ADR	14,189	2,049,317
Ctrip.com International Ltd. ADR (a)	43,560	1,920,996
Hutchison China MediTech Ltd. ADR (a) (b)	3,980	156,892
New Oriental Education & Technology Group, Inc. Sponsored ADR	9,940	934,360
Tencent Holdings Ltd.	116,459	6,020,346
Want Want China Holdings Ltd.	606,000	507,022
Wuxi Biologics Cayman, Inc. (a) (c)	23,000	128,817
ZTO Express Cayman, Inc. (a)	31,320	496,422

		18,843,294

Chile — 0.3%
Banco de Chile	1,161,162	186,420
SACI Falabella	9,266	92,524

		278,944

China — 5.6%
China International Capital Corp. Ltd. Class H (c)	187,600	390,312
Jiangsu Hengrui Medicine Co. Ltd. Class A	209,000	2,211,333
Kweichow Moutai Co. Ltd. Class A	13,542	1,448,050
Sinopharm Group Co. Ltd. Class H	495,600	2,134,632

		6,184,327

Colombia — 1.1%
Grupo Aval Acciones y Valores SA (b)	77,600	659,600

	Number of Shares	Value
Grupo de Inversiones Suramericana SA	38,192	$515,755

		1,175,355

Egypt — 0.4%
Commercial International Bank Egypt SAE	105,056	459,103

France — 4.1%
Kering	5,805	2,736,621
LVMH Moet Hennessy Louis Vuitton SE	6,166	1,811,262

		4,547,883

Hong Kong — 4.7%
AIA Group Ltd.	382,600	3,262,935
China Mobile Ltd.	111,500	1,128,630
Hang Lung Group Ltd.	60,000	220,729
Hong Kong Exchanges & Clearing Ltd.	18,624	568,853

		5,181,147

India — 11.5%
Apollo Hospitals Enterprise Ltd.	33,839	638,704
Biocon Ltd.	66,377	561,485
Cholamandalam Investment & Finance Co. Ltd.	13,949	283,144
Dr. Reddy’s Laboratories Ltd.	15,137	571,486
Housing Development Finance Corp. Ltd.	168,955	4,522,085
Infosys Ltd.	62,977	1,026,063
Kotak Mahindra Bank Ltd.	97,123	1,534,866
Tata Consultancy Services Ltd.	22,896	968,434
UltraTech Cement Ltd.	13,106	886,156
Zee Entertainment Enterprises Ltd.	186,986	1,702,804

		12,695,227

Indonesia — 2.5%
Astra International Tbk PT	1,232,000	753,092
Bank Mandiri Persero Tbk PT	1,388,100	817,534
Bank Rakyat Indonesia Persero Tbk PT	2,198,900	588,703
Indocement Tunggal Prakarsa Tbk PT	359,000	581,603

		2,740,932

Italy — 1.2%
PRADA SpA	346,800	1,256,364

Malaysia — 1.2%
Genting Bhd	425,300	965,821
Genting Malaysia Bhd	252,100	350,617

		1,316,438

Mexico — 4.7%
Fomento Economico Mexicano SAB de CV	151,053	1,420,686

94

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fomento Economico Mexicano SAB de CV Sponsored ADR	6,360	$597,204
Grupo Aeroportuario del Sureste SAB de CV Class B	31,022	565,866
Grupo Financiero Inbursa SAB de CV Class O	561,876	919,862
Grupo Mexico SAB de CV Series B	409,323	1,351,677
Kimberly-Clark de Mexico SAB de CV Class A	184,760	325,309

		5,180,604

Netherlands — 0.5%
Steinhoff International Holdings NV (b)	331,652	124,562
Yandex NV Class A (a)	12,040	394,310

		518,872

Nigeria — 0.3%
Nigerian Breweries PLC	301,283	112,892
Zenith Bank PLC	2,862,659	204,610

		317,502

Philippines — 3.9%
Ayala Corp.	17,960	365,199
Ayala Land, Inc.	903,800	805,619
Jollibee Foods Corp.	122,900	622,697
SM Investments Corp.	75,835	1,501,951
SM Prime Holdings, Inc.	1,375,500	1,033,213

		4,328,679

Portugal — 0.2%
Jeronimo Martins SGPS SA	10,909	211,855

Republic of Korea — 6.5%
Amorepacific Corp.	2,412	685,054
AMOREPACIFIC Group	1,672	220,263
Celltrion Healthcare Co. Ltd. (a)	5,571	562,601
Celltrion, Inc. (a)	2,140	439,789
LG Household & Health Care Ltd.	1,650	1,829,246
NAVER Corp.	3,250	2,638,773
Samsung Biologics Co. Ltd. (a) (c)	2,366	819,076

		7,194,802

Russia — 6.4%
Alrosa PJSC (a)	347,847	452,269
Magnit PJSC (a)	15,439	1,696,881
Novatek PJSC Sponsored GDR Registered	24,984	3,002,125
Polyus PJSC GDR (c) (d)	7,000	268,380
Sberbank of Russia PJSC (a)	174,972	681,814
Sberbank of Russia PJSC Sponsored ADR	54,870	928,725

		7,030,194

South Africa — 2.6%
FirstRand Ltd.	352,480	1,915,609

	Number of Shares	Value
Shoprite Holdings Ltd.	51,258	$916,326

		2,831,935

Spain — 0.3%
Prosegur Cash SA (c)	99,942	320,634

Taiwan — 5.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	837,000	6,431,562

Turkey — 1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	81,278	519,375
BIM Birlesik Magazalar AS	32,592	671,481

		1,190,856

United Arab Emirates — 1.8%
DP World Ltd.	62,778	1,570,579
Emaar Properties PJSC	241,133	455,155

		2,025,734

United Kingdom — 5.2%
Anglo American PLC (b)	27,270	569,946
Glencore PLC	618,071	3,251,851
Mediclinic International PLC (b)	58,690	512,404
Unilever PLC	25,790	1,428,755

		5,762,956

United States — 0.1%
MercadoLibre, Inc.	200	62,932

TOTAL COMMON STOCK (Cost $80,814,718)		105,038,435

PREFERRED STOCK — 1.3%
Brazil — 1.2%
Lojas Americanas SA 0.130%	268,100	1,373,949

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	503,840	78,938

TOTAL PREFERRED STOCK (Cost $1,319,202)		1,452,887

TOTAL EQUITIES (Cost $82,133,920)		106,491,322

MUTUAL FUNDS — 2.1%
United States — 2.1%
State Street Navigator Securities Lending Prime Portfolio (e)	2,356,190	2,356,190

TOTAL MUTUAL FUNDS (Cost $2,356,190)		2,356,190

The accompanying notes are an integral part of the financial statements.

95

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.5%
Russia — 0.5%
Moscow Exchange OAO (a)	280,913	$529,222

TOTAL RIGHTS (Cost $531,576)		529,222

TOTAL LONG-TERM INVESTMENTS (Cost $85,021,686)		109,376,734

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (f)	$2,266,896	2,266,896

TOTAL SHORT-TERM INVESTMENTS (Cost $2,266,896)		2,266,896

TOTAL INVESTMENTS — 101.4% (Cost $87,288,582) (g)		111,643,630

Other Assets/(Liabilities) — (1.4)%		(1,511,534)

NET ASSETS — 100.0%		$110,132,096

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $2,267,499 or 2.06% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $2,314,375 or 2.10% of net assets.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $268,380 or 0.24% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $2,267,032. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.750%, maturity dates ranging from 2/15/24 – 4/30/24, and an aggregate market value, including accrued interest, of $2,314,199.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	23.1%
Consumer, Non-cyclical	22.9%
Communications	18.3%
Consumer, Cyclical	13.1%
Technology	7.7%
Basic Materials	5.7%
Energy	2.7%
Industrial	2.3%
Mutual Funds	2.1%
Diversified	1.4%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

96

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MML Series Investment Fund II — Financial Statements

Statements of Assets and Liabilities

December 31, 2017

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$25,473,454	$431,669,827
Repurchase agreements, at value (Note 2) (b)	3,747,691	8,205,799
Other short-term investments, at value (Note 2) (c)	-	11,137,159

Total investments (d)	29,221,145	451,012,785

Cash	-	-
Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	-	19,692
Open forward contracts (Note 2)	139,238	-
Investment adviser (Note 3)	3,818	-
Fund shares sold	-	-
Interest and dividends	14,571	2,812,236
Interest tax reclaim receivable	-	289
Foreign taxes withheld	5,927	-
Open swap agreements, at value (Note 2)	-	-

Total assets	29,384,699	453,845,002

Liabilities:
Payables for:
Investments purchased	-	-
Collateral held for reverse repurchase agreements (Note 2)	-	-
Collateral held for open purchased options (Note 2)	-	-
Reverse repurchase agreements (Note 2)	-	-
Open forward contracts (Note 2)	19,993	-
Investments purchased on a when-issued basis (Note 2)	-	1,989,600
Fund shares repurchased	5,650	139
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	1,439	27,620
Variation margin on open derivative instruments (Note 2)	72,373	-
Affiliates (Note 3):
Investment advisory fees	14,710	152,671
Administration fees	3,677	57,252
Service fees	909	2,701
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	19,603	57,411

Total liabilities	138,354	2,287,394

Net assets	$29,246,345	$451,557,608

Net assets consist of:
Paid-in capital	$24,025,715	$453,730,427
Undistributed (accumulated) net investment income (loss)	-	164,570
Distributions in excess of net investment income	(71,250)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	421,130	(1,535,191)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,870,750	(802,198)

Net assets	$29,246,345	$451,557,608

(a) Cost of investments:	$21,061,339	$432,469,806
(b) Cost of repurchase agreements:	$3,747,691	$8,205,799
(c) Cost of other short-term investments:	$-	$11,139,378
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$30,237,974	$128,590,491	$568,009,248	$196,171,617	$126,526,315	$24,019,831	$109,376,734
945,117	-	370,643	-	2,783,591	-	2,266,896
2,498	5,293,482	197,213,621	48,551,792	-	-	-

31,185,589	133,883,973	765,593,512	244,723,409	129,309,906	24,019,831	111,643,630

-	-	-	-	-	-	370
-	-	-	-	-	-	1,003,493

-	1,993	2,156,725	11,835	-	-	70,551
-	-	-	-	-	-	-
3,063	11,425	-	2,100	-	3,243	17,364
-	28	17,912	1,293	8,750	-	17,974
27,576	2,154,443	1,393,002	1,221,772	75,640	5,715	31,024
-	608	131	-	-	-	-
-	-	-	-	-	-	18,583
-	-	317,357	-	-	-	-

31,216,228	136,052,470	769,478,639	245,960,409	129,394,296	24,028,789	112,802,989

-	1,299,733	-	-	38,907	-	42,068
-	-	3,168,048	-	-	-	-
-	-	1,660,000	940,000	-	-	-
-	-	337,005,237	-	-	-	-
-	-	-	-	-	-	-
-	-	2,450,000	-	-	-	-
37	11,428	160,862	104,273	97,254	14	12,703
-	-	-	-	9,444,321	-	2,356,190
-	-	553,984	141,929	-	-	-
1,502	20,209	87,564	33,875	32,774	1,293	12,370
-	-	14,712	22,806	-	-	-

11,812	68,551	196,866	71,009	65,233	12,053	96,438
3,937	17,138	-	30,432	-	3,013	13,777
836	24,582	29,760	19,949	10,787	379	9,067
-	-	-	96	-	300,478	-
-	-	-	-	-	-	-
17,933	44,599	63,482	43,024	27,898	17,649	128,280

36,057	1,486,240	345,390,515	1,407,393	9,717,174	334,879	2,670,893

$31,180,171	$134,566,230	$424,088,124	$244,553,016	$119,677,122	$23,693,910	$110,132,096

$23,055,637	$137,182,659	$427,041,067	$249,453,392	$81,114,987	$20,495,888	$94,046,236
8,036	-	323,767	61,372	999,566	-	-
-	(19,309)	-	-	-	(1,142)	(216,374)
1,835,258	(2,129,492)	(10,058,386)	(4,966,733)	14,901,210	(1,508,630)	(8,030,510)
6,281,240	(467,628)	6,781,676	4,985	22,661,359	4,707,794	24,332,744

$31,180,171	$134,566,230	$424,088,124	$244,553,016	$119,677,122	$23,693,910	$110,132,096

$23,956,734	$129,057,607	$561,052,094	$196,274,611	$103,864,956	$19,312,037	$85,021,686
$945,117	$-	$370,643	$-	$2,783,591	$-	$2,266,896
$2,498	$5,293,994	$197,258,818	$48,560,025	$-	$-	$-
$-	$-	$-	$-	$9,192,182	$-	$2,267,499
$-	$-	$-	$-	$-	$-	$1,003,787

MML Series Investment Fund II — Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$27,727,788	$447,145,559

Shares outstanding (a)	2,228,117	44,940,922

Net asset value, offering price and redemption price per share	$12.44	$9.95

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$1,518,557	$4,412,049

Shares outstanding (a)	122,386	444,217

Net asset value, offering price and redemption price per share	$12.41	$9.93

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$-	$-	$377,984,389	$-	$102,032,816	$-	$-

-	-	37,210,061	-	9,910,507	-	-

$-	$-	$10.16	$-	$10.30	$-	$-

$29,744,950	$95,599,208	$-	$213,601,532	$-	$23,092,965	$95,374,492

2,141,758	9,553,208	-	21,951,316	-	2,004,853	8,241,508

$13.89	$10.01	$-	$9.73	$-	$11.52	$11.57

$-	$-	$46,103,735	$-	$17,644,306	$-	$-

-	-	4,557,573	-	1,742,137	-	-

$-	$-	$10.12	$-	$10.13	$-	$-

$1,435,221	$38,967,022	$-	$30,951,484	$-	$600,945	$14,757,604

103,629	3,907,219	-	3,183,913	-	52,316	1,273,680

$13.85	$9.97	$-	$9.72	$-	$11.49	$11.59

MML Series Investment Fund II — Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2017

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$283,078	$417,426
Interest (b)	31,439	15,392,531
Securities lending net income	-	-

Total investment income	314,517	15,809,957

Expenses (Note 3):
Investment advisory fees	151,496	1,761,124
Custody fees	5,427	47,430
Interest expense	-	-
Audit fees	30,947	53,485
Legal fees	196	3,191
Proxy fees	976	976
Shareholder reporting fees	6,597	38,261
Trustees’ fees	1,565	28,004

	197,204	1,932,471
Administration fees:
Class II	36,026	654,914
Service Class I	1,848	5,507
Service fees:
Service Class	-	-
Service Class I	3,080	9,180

Total expenses	238,158	2,602,072
Expenses waived:
Class II fees reimbursed by adviser	(31,462)	-
Service Class I fees reimbursed by adviser	(1,620)	-
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses	205,076	2,602,072

Net investment income (loss)	109,441	13,207,885

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(324,200)	(65,571)
Futures contracts	2,733,775	-
Swap agreements	-	-
Foreign currency transactions	(130)	-
Forward contracts	231,919	-

Net realized gain (loss)	2,641,364	(65,571)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	4,232,610	5,649,537
Futures contracts	371,241	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	469	-
Forward contracts	41,345	-

Net change in unrealized appreciation (depreciation)	4,645,665	5,649,537

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,287,029	5,583,966

Net increase (decrease) in net assets resulting from operations	$7,396,470	$18,791,851

(a) Net of foreign withholding tax of:	$4,926	$-
(b) Net of foreign withholding tax of:	$-	$260
* Net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short-Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$388,036	$-	$-	$-	$1,428,513	$201,029	$1,709,760
963	9,810,241	16,359,471	6,264,253	2,434	939	8,685
-	-	-	-	120,489	-	7,255

388,999	9,810,241	16,359,471	6,264,253	1,551,436	201,968	1,725,700

121,595	789,992	2,334,452	833,463	738,333	130,888	1,131,253
3,251	59,211	84,712	53,077	20,140	2,692	246,154
-	-	3,878,963	-	-	-	-
30,948	37,010	38,599	37,634	36,253	30,943	58,249
208	928	3,038	1,827	833	170	782
976	976	976	976	976	976	976
6,567	16,025	41,762	21,986	12,193	6,219	11,907
1,676	8,331	27,221	15,326	7,266	1,366	6,810

165,221	912,473	6,409,723	964,289	815,994	173,254	1,456,131

39,154	143,808	-	310,428	-	31,969	142,702
1,377	53,691	-	46,771	-	753	18,906

-	-	118,243	-	37,830	-	-
2,296	89,484	-	77,951	-	1,256	31,509

208,048	1,199,456	6,527,966	1,399,439	853,824	207,232	1,649,248

(29,077)	-	-	(10,249)	-	(30,730)	(82,937)
(1,036)	-	-	(1,506)	-	(726)	(11,470)
-	(95,847)	-	-	-	-	(38,049)
-	(35,819)	-	-	-	-	(5,046)

177,935	1,067,790	6,527,966	1,387,684	853,824	175,776	1,511,746

211,064	8,742,451	9,831,505	4,876,569	697,612	26,192	213,954

4,309,177	3,040,160	578,320	(252,619)	14,831,301	1,093,035	6,576,229
-	-	(96,476)	509,535	-	-	-
-	-	196,285	(8,495)	-	-	-
44	-	-	-	(401)	(20)	(70,757)
-	-	-	-	-	-	-

4,309,221	3,040,160	678,129	248,421	14,830,900	1,093,015	6,505,472

2,588,946	(1,659,266)	3,376,774	732,605	(153,349)	2,617,462	24,401,016 *
-	-	(14,128)	174,412	-	-	-
-	-	(510,697)	(84,744)	-	-	-
-	-	-	-	-	-	(191)
-	-	-	-	-	-	-

2,588,946	(1,659,266)	2,851,949	822,273	(153,349)	2,617,462	24,400,825

6,898,167	1,380,894	3,530,078	1,070,694	14,677,551	3,710,477	30,906,297

$7,109,231	$10,123,345	$13,361,583	$5,947,263	$15,375,163	$3,736,669	$31,120,251

$1,570	$-	$-	$-	$-	$139	$187,686
$-	$-	$246	$35	$-	$-	$-
$-	$-	$-	$-	$-	$-	$13,389

MML Series Investment Fund II — Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Momentum Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$109,441	$48,522
Net realized gain (loss)	2,641,364	1,914,926
Net change in unrealized appreciation (depreciation)	4,645,665	18,084

Net increase (decrease) in net assets resulting from operations	7,396,470	1,981,532

Distributions to shareholders (Note 2):
From net investment income:
Class II	(372,224)	(143,267)
Service Class I	(17,150)	(4,891)

Total distributions from net investment income	(389,374)	(148,158)

From net realized gains:
Class II	(2,357,530)	-
Service Class I	(127,396)	-

Total distributions from net realized gains	(2,484,926)	-

Net fund share transactions (Note 5):
Class II	2,729,754	143,267
Service Class I	378,001	635,192

Increase (decrease) in net assets from fund share transactions	3,107,755	778,459

Total increase (decrease) in net assets	7,629,925	2,611,833
Net assets
Beginning of year	21,616,420	19,004,587

End of year	$29,246,345	$21,616,420

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(71,250)	$(23,661)

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund		MML Equity Rotation Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$13,207,885	$13,637,337	$211,064	$261,658
(65,571)	2,556,483	4,309,221	(824,002)
5,649,537	3,883,530	2,588,946	4,034,860

18,791,851	20,077,350	7,109,231	3,472,516

(14,681,150)	(12,384,957)	(194,875)	(257,157)
(120,184)	(61,280)	(7,436)	(4,270)

(14,801,334)	(12,446,237)	(202,311)	(261,427)

(1,628,041)	-	(1,392,748)	-
(12,410)	-	(66,083)	-

(1,640,451)	-	(1,458,831)	-

23,178,616	13,596,663	1,587,623	257,157
1,497,883	2,536,553	834,850	252,558

24,676,499	16,133,216	2,422,473	509,715

27,026,565	23,764,329	7,870,562	3,720,804

424,531,043	400,766,714	23,309,609	19,588,805

$451,557,608	$424,531,043	$31,180,171	$23,309,609

$164,570	$1,060,255	$8,036	$32

$-	$-	$-	$-

MML Series Investment Fund II — Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,742,451	$10,569,874
Net realized gain (loss)	3,040,160	(1,015,880)
Net change in unrealized appreciation (depreciation)	(1,659,266)	12,493,725

Net increase (decrease) in net assets resulting from operations	10,123,345	22,047,719

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(6,309,725)	(8,197,683)
Service Class	-	-
Service Class I	(2,363,997)	(1,979,564)

Total distributions from net investment income	(8,673,722)	(10,177,247)

Tax return of capital:
Initial Class	-	-
Class II	(423,400)	-
Service Class	-	-
Service Class I	(158,631)	-

Total tax return of capital	(582,031)	-

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(372,155)	(28,408,601)
Service Class	-	-
Service Class I	7,944,985	2,367,805

Increase (decrease) in net assets from fund share transactions	7,572,830	(26,040,796)

Total increase (decrease) in net assets	8,440,422	(14,170,324)
Net assets
Beginning of year	126,125,808	140,296,132

End of year	$134,566,230	$126,125,808

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$69,663

Distributions in excess of net investment income included in net assets at end of year	$(19,309)	$-

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$9,831,505	$8,476,980	$4,876,569	$3,403,510
678,129	2,087,381	248,421	(22,334)
2,851,949	11,082,174	822,273	1,376,377

13,361,583	21,646,535	5,947,263	4,757,553

(10,186,007)	(9,077,612)	-	-
-	-	(5,513,771)	(3,741,339)
(1,173,425)	(1,014,617)	-	-
-	-	(759,787)	(560,359)

(11,359,432)	(10,092,229)	(6,273,558)	(4,301,698)

(2,405,566)	-	-	-
-	-	(62,704)	-
(277,120)	-	-	-
-	-	(8,640)	-

(2,682,686)	-	(71,344)	-

3,444,088	(15,322,801)	-	-
-	-	10,647,155	47,725,913
(834,974)	(2,110,692)	-	-
-	-	(776,783)	7,587,141

2,609,114	(17,433,493)	9,870,372	55,313,054

1,928,579	(5,879,187)	9,472,733	55,768,909

422,159,545	428,038,732	235,080,283	179,311,374

$424,088,124	$422,159,545	$244,553,016	$235,080,283

$323,767	$600,143	$61,372	$426,410

$-	$-	$-	$-

MML Series Investment Fund II — Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$697,612	$1,189,742
Net realized gain (loss)	14,830,900	6,363,213
Net change in unrealized appreciation (depreciation)	(153,349)	9,716,409

Net increase (decrease) in net assets resulting from operations	15,375,163	17,269,364

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(831,020)	(946,569)
Class II	-	-
Service Class	(104,656)	(97,330)
Service Class I	-	-

Total distributions from net investment income	(935,676)	(1,043,899)

From net realized gains:
Initial Class	(3,750,937)	(2,038,912)
Service Class	(601,488)	(268,264)

Total distributions from net realized gains	(4,352,425)	(2,307,176)

Tax return of capital:
Class II	-	-
Service Class I	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Initial Class	(4,513,036)	(4,113,501)
Class II	-	-
Service Class	3,077,402	509,259
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(1,435,634)	(3,604,242)

Total increase (decrease) in net assets	8,651,428	10,314,047
Net assets
Beginning of year	111,025,694	100,711,647

End of year	$119,677,122	$111,025,694

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$999,566	$1,327,553

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$26,192	$75,523	$213,954	$247,842
1,093,015	(833,481)	6,505,472	(3,887,465)
2,617,462	3,466,670	24,400,825	10,037,410

3,736,669	2,708,712	31,120,251	6,397,787

-	-	-	-
(34,572)	(75,321)	(81,649)	(401,484)
-	-	-	-
-	(957)	-	(22,753)

(34,572)	(76,278)	(81,649)	(424,237)

-	-	-	-
-	-	-	-

-	-	-	-

-	(35,171)	-	-
-	(447)	-	-

-	(35,618)	-	-

-	-	-	-
34,572	110,492	(18,421,567)	(3,478,523)
-	-	-	-
157,510	133,267	1,312,964	942,536

192,082	243,759	(17,108,603)	(2,535,987)

3,894,179	2,840,575	13,929,999	3,437,563

19,799,731	16,959,156	96,202,097	92,764,534

$23,693,910	$19,799,731	$110,132,096	$96,202,097

$-	$-	$-	$-

$(1,142)	$(661)	$(216,374)	$(659,710)

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended December 31, 2017

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$13,361,583
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(186,743,830)
Investments sold	221,685,652
(Increase ) Decrease to the principal amount of inflation-indexed bonds	(7,584,806)
(Purchase) Sale of short-term investments, net	(46,039,637)
Amortization (accretion) of discount and premium, net	1,153,654
(Increase) Decrease in receivable from interest and dividends	170,714
(Increase) Decrease in receivable for open swap agreements, at value	156,994
Increase (Decrease) in payable for Trustees’ fees and expenses	7,968
Increase (Decrease) in payable for investment advisory fees	2,934
Increase (Decrease) in payable for service fees	(416)
Increase (Decrease) in payable for open swap agreements, at value	354,393
Increase (Decrease) in collateral held for purchased options	1,660,000
Increase (Decrease) in variation margin payable on open derivative instruments	(12,952)
Increase (Decrease) in payable for accrued expenses and other liabilities	(310)
Net change in unrealized (appreciation) depreciation on investments	(3,376,774)
Net realized (gain) loss from investments	(578,320)

Net cash from (used in) operating activities	(5,783,153)

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	(1,957,137)
Proceeds from shares sold	49,971,603
Payment on shares redeemed	(61,321,983)
Net Increase (Decrease) in reverse repurchase agreements	7,836,542
Increase (Decrease) in collateral held for reverse repurchase agreements	11,254,128

Net cash from (used in) financing activities	5,783,153

Net increase (decrease) in cash	-
Cash at beginning of period	-

Cash at end of period	$-

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$14,042,118
Cash paid out for interest on reverse repurchase agreements	$3,610,969

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Financial Highlights (For a share outstanding throughout each period)

MML Asset Momentum Fund

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/17	$10.32	$0.05		$3.40	$3.45	$(0.18)	$(1.15)	$-	$(1.33)	$12.44	33.92%		$27,728	0.93%		0.80%		0.45%
12/31/16	9.43	0.02		0.94	0.96	(0.07)	-	-	(0.07)	10.32	10.20%		20,688	0.97%		0.80%		0.25%
12/31/15[g]	10.00	0.00	[d]	(0.56)	(0.56)	(0.00)[d]	-	(0.01)	(0.01)	9.43	(5.62%	)[b]	18,773	1.25%	[a]	0.80%	[a]	0.01%	[a]
Service Class I
12/31/17	$10.29	$0.02		$3.41	$3.43	$(0.16)	$(1.15)	$-	$(1.31)	$12.41	33.77%		$1,519	1.18%		1.05%		0.21%
12/31/16	9.42	0.01		0.92	0.93	(0.06)	-	-	(0.06)	10.29	9.85%		929	1.22%		1.05%		0.13%
12/31/15[g]	10.00	(0.02)		(0.56)	(0.58)	-	-	-	-	9.42	(5.80%	)[b]	232	1.50%	[a]	1.05%	[a]	(0.25%	)[a]

	Year ended December 31		Period ended December 31, 2015[b]
	2017	2016
Portfolio turnover rate	19%	82%	141%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/17	$9.89	$0.30	$0.14	$0.44	$(0.34)	$(0.04)	$(0.38)	$9.95	4.45%		$447,146	0.59%		0.59%	[l]	3.00%
12/31/16	9.71	0.33	0.15	0.48	(0.30)	-	(0.30)	9.89	4.94%		421,624	0.59%		0.59%	[l]	3.27%
12/31/15[g]	10.00	0.17	(0.30)	(0.13)	(0.16)	-	(0.16)	9.71	(1.34%	)[b]	400,385	0.61%	[a]	0.60%	[a]	2.78%	[a]
Service Class I
12/31/17	$9.88	$0.28	$0.12	$0.40	$(0.31)	$(0.04)	$(0.35)	$9.93	4.11%		$4,412	0.84%		0.84%	[l]	2.77%
12/31/16	9.71	0.31	0.14	0.45	(0.28)	-	(0.28)	9.88	4.67%		2,907	0.84%		0.84%	[l]	3.14%
12/31/15[g]	10.00	0.15	(0.29)	(0.14)	(0.15)	-	(0.15)	9.71	(1.45%	)[b]	382	0.86%	[a]	0.85%	[a]	2.39%	[a]

	Year ended December 31		Period ended December 31, 2015[b]
	2017	2016
Portfolio turnover rate	100%	79%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/17	$11.28	$0.10	$3.30	$3.40	$(0.10)	$(0.69)	$-	$(0.79)	$13.89	30.09%		$29,745	0.76%		0.65%		0.79%
12/31/16	9.71	0.13	1.57	1.70	(0.13)	-	-	(0.13)	11.28	17.48%		22,878	0.76%		0.65%		1.28%
12/31/15[g]	10.00	0.07	(0.29)	(0.22)	(0.06)	-	(0.01)	(0.07)	9.71	(2.18%	)[b]	19,462	0.96%	[a]	0.65%	[a]	1.06%	[a]
Service Class I
12/31/17	$11.27	$0.07	$3.28	$3.35	$(0.08)	$(0.69)	$-	$(0.77)	$13.85	29.68%		$1,435	1.01%		0.90%		0.57%
12/31/16	9.71	0.09	1.58	1.67	(0.11)	-	-	(0.11)	11.27	17.22%		431	1.01%		0.90%		0.92%
12/31/15[g]	10.00	0.05	(0.28)	(0.23)	(0.06)	-	(0.00)[d]	(0.06)	9.71	(2.32%	)[b]	127	1.21%	[a]	0.90%	[a]	0.80%	[a]

	Year ended December 31		Period ended December 31, 2015[b]
	2017	2016
Portfolio turnover rate	63%	90%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/17	$9.93	$0.69	$0.11	$0.80	$(0.67)	$-	$(0.05)	$(0.72)	$10.01	8.22%		$95,599	0.84%	0.74%	6.71%
12/31/16	9.17	0.71	0.76	1.47	(0.71)	-	-	(0.71)	9.93	16.48%		95,180	0.84%	0.74%	7.42%
12/31/15	9.98	0.65	(0.74)	(0.09)	(0.66)	(0.06)	(0.00)[d]	(0.72)	9.17	(1.13%	)	113,880	0.83%	0.71%	6.56%
12/31/14	11.03	0.72	(0.57)	0.15	(0.74)	(0.46)	-	(1.20)	9.98	1.05%		116,277	0.83%	0.69%	6.62%
12/31/13	10.93	0.76	0.38	1.14	(0.74)	(0.30)	-	(1.04)	11.03	10.84%		129,251	0.84%	0.69%	6.88%
Service Class I
12/31/17	$9.90	$0.66	$0.11	$0.77	$(0.66)	$-	$(0.04)	$(0.70)	$9.97	7.88%		$38,967	1.09%	0.99%	6.45%
12/31/16	9.14	0.69	0.75	1.44	(0.68)	-	-	(0.68)	9.90	16.25%		30,946	1.09%	0.99%	7.19%
12/31/15	9.95	0.62	(0.73)	(0.11)	(0.64)	(0.06)	(0.00)[d]	(0.70)	9.14	(1.39%	)	26,416	1.08%	0.97%	6.31%
12/31/14	11.01	0.69	(0.58)	0.11	(0.71)	(0.46)	-	(1.17)	9.95	0.71%		25,255	1.08%	0.94%	6.38%
12/31/13	10.91	0.73	0.38	1.11	(0.71)	(0.30)	-	(1.01)	11.01	10.59%		22,141	1.09%	0.94%	6.63%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	63%	59%	70%	79%	113%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets (including Interest Expense)[p]	Ratio of expenses to average daily net assets (excluding Interest Expense)	Net investment income (loss) to average daily net assets (including Interest Expense)
Initial Class
12/31/17	$10.18	$0.24	$0.08	$0.32	$(0.28)	$-	$(0.06)	$(0.34)	$10.16	3.21%		$377,984	1.50%	0.59%	2.33%
12/31/16	9.92	0.21	0.30	0.51	(0.25)	-	-	(0.25)	10.18	5.10%		375,135	1.13%	0.60%	2.00%
12/31/15	10.18	0.06	(0.20)	(0.14)	(0.12)	-	-	(0.12)	9.92	(1.41%	)	380,221	0.84%	0.59%	0.58%
12/31/14	10.35	0.19	0.16	0.35	(0.29)	(0.23)	-	(0.52)	10.18	3.45%		412,861	0.73%	0.60%	1.85%
12/31/13	11.86	0.16	(1.16)	(1.00)	(0.21)	(0.30)	-	(0.51)	10.35	(8.68%	)	326,380	0.77%	0.60%	1.45%
Service Class
12/31/17	$10.14	$0.21	$0.09	$0.30	$(0.26)	$-	$(0.06)	$(0.32)	$10.12	2.96%		$46,104	1.75%	0.84%	2.08%
12/31/16	9.87	0.18	0.31	0.49	(0.22)	-	-	(0.22)	10.14	4.90%		47,025	1.38%	0.85%	1.77%
12/31/15	10.14	0.03	(0.20)	(0.17)	(0.10)	-	-	(0.10)	9.87	(1.65%	)	47,818	1.09%	0.84%	0.33%
12/31/14	10.32	0.18	0.14	0.32	(0.27)	(0.23)	-	(0.50)	10.14	3.16%		52,008	0.98%	0.85%	1.75%
12/31/13	11.83	0.13	(1.16)	(1.03)	(0.18)	(0.30)	-	(0.48)	10.32	(8.95%	)	53,902	1.02%	0.85%	1.20%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	34%	41%	50%	67%	57%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/17	$9.75	$0.20	$0.05	$0.25	$(0.27)	$-	$(0.00)[d]	$(0.27)	$9.73	2.55%	$213,602	0.55%	0.55%	[k]	2.08%
12/31/16	9.70	0.18	0.09	0.27	(0.22)	-	-	(0.22)	9.75	2.80%	203,294	0.56%	0.55%		1.84%
12/31/15	9.84	0.17	(0.08)	0.09	(0.23)	-	-	(0.23)	9.70	0.93%	155,210	0.55%	0.55%	[k]	1.73%
12/31/14	9.94	0.15	(0.01)	0.14	(0.24)	(0.00)[d]	-	(0.24)	9.84	1.46%	166,438	0.55%	0.55%	[k]	1.50%
12/31/13	10.10	0.14	(0.05)	0.09	(0.20)	(0.05)	-	(0.25)	9.94	0.89%	195,279	0.55%	0.55%	[k]	1.38%
Service Class I
12/31/17	$9.74	$0.18	$0.04	$0.22	$(0.24)	$-	$(0.00)[d]	$(0.24)	$9.72	2.29%	$30,951	0.80%	0.80%	[k]	1.83%
12/31/16	9.69	0.16	0.09	0.25	(0.20)	-	-	(0.20)	9.74	2.55%	31,787	0.81%	0.80%		1.60%
12/31/15	9.83	0.15	(0.08)	0.07	(0.21)	-	-	(0.21)	9.69	0.68%	24,101	0.80%	0.80%	[k]	1.48%
12/31/14	9.94	0.12	(0.01)	0.11	(0.22)	(0.00)[d]	-	(0.22)	9.83	1.11%	24,288	0.80%	0.80%	[k]	1.26%
12/31/13	10.09	0.11	(0.03)	0.08	(0.18)	(0.05)	-	(0.23)	9.94	0.74%	21,697	0.80%	0.80%	[k]	1.13%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	51%	96%	51%	86%	114%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$9.45	$0.06	$1.27	$1.33	$(0.09)	$(0.39)	$(0.48)	$10.30	14.37%	$102,033	0.71%	0.64%
12/31/16	8.27	0.10	1.37	1.47	(0.09)	(0.20)	(0.29)	9.45	18.21%	97,747	0.72%	1.21%
12/31/15	10.64	0.09	(0.73)	(0.64)	(0.09)	(1.64)	(1.73)	8.27	(5.63%)	89,557	0.71%	0.89%
12/31/14	10.97	0.13	1.11	1.24	(0.11)	(1.46)	(1.57)	10.64	12.16%	104,745	0.70%	1.19%
12/31/13	8.82	0.09	3.39	3.48	(0.11)	(1.22)	(1.33)	10.97	41.02%	104,147	0.72%	0.86%
Service Class
12/31/17	$9.31	$0.04	$1.24	$1.28	$(0.07)	$(0.39)	$(0.46)	$10.13	14.08%	$17,644	0.96%	0.40%
12/31/16	8.15	0.08	1.35	1.43	(0.07)	(0.20)	(0.27)	9.31	17.92%	13,279	0.97%	0.96%
12/31/15	10.52	0.06	(0.72)	(0.66)	(0.07)	(1.64)	(1.71)	8.15	(5.87%)	11,155	0.96%	0.67%
12/31/14	10.87	0.10	1.10	1.20	(0.09)	(1.46)	(1.55)	10.52	11.88%	9,916	0.95%	0.94%
12/31/13	8.76	0.06	3.36	3.42	(0.09)	(1.22)	(1.31)	10.87	40.67%	7,674	0.97%	0.63%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	47%	63%	40%	65%	65%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/17	$9.71	$0.01	$1.82	$1.83	$(0.02)	$-	$(0.02)	$11.52	18.82%		$23,093	0.94%		0.80%		0.13%
12/31/16	8.43	0.04	1.30	1.34	(0.04)	(0.02)	(0.06)	9.71	15.84%		19,441	0.93%		0.80%		0.43%
12/31/15[g]	10.00	(0.00)[d]	(1.57)	(1.57)	-	(0.00)[d]	(0.00)[d]	8.43	(15.67%	)[b]	16,776	1.13%	[a]	0.80%	[a]	(0.07%	)[a]
Service Class I
12/31/17	$9.69	$(0.01)	$1.81	$1.80	$-	$-	$-	$11.49	18.58%		$601	1.19%		1.05%		(0.13%	)
12/31/16	8.42	0.02	1.29	1.31	(0.03)	(0.01)	(0.04)	9.69	15.54%		359	1.18%		1.05%		0.18%
12/31/15[g]	10.00	(0.02)	(1.56)	(1.58)	-	-	-	8.42	(15.80%	)[b]	183	1.38%	[a]	1.05%	[a]	(0.30%	)[a]

	Year ended December 31		Period ended December 31, 2015[b]
	2017	2016
Portfolio turnover rate	48%	74%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/17	$8.64	$0.02		$2.92	$2.94	$(0.01)	$(0.01)	$11.57	34.02%		$95,374	1.50%	1.37%	0.23%
12/31/16	8.15	0.02		0.51	0.53	(0.04)	(0.04)	8.64	6.49%		86,289	1.50%	1.40%	0.29%
12/31/15	9.63	0.03		(1.41)	(1.38)	(0.10)	(0.10)	8.15	(14.23%	)	84,356	1.60%	1.40%	0.34%
12/31/14	10.21	0.04		(0.59)	(0.55)	(0.03)	(0.03)	9.63	(5.41%	)	85,833	1.70%	1.40%	0.42%
12/31/13	10.91	0.08		(0.78)	(0.70)	-	-	10.21	(6.42%	)	91,651	1.56%	1.40%	0.82%
Service Class I
12/31/17	$8.66	$(0.00)[d]		$2.93	$2.93	$-	$-	$11.59	33.83%		$14,758	1.75%	1.62%	(0.04%	)
12/31/16	8.17	0.00	[d]	0.51	0.51	(0.02)	(0.02)	8.66	6.24%		9,913	1.75%	1.65%	0.03%
12/31/15	9.65	0.01		(1.41)	(1.40)	(0.08)	(0.08)	8.17	(14.46%	)	8,409	1.85%	1.65%	0.09%
12/31/14	10.23	0.01		(0.59)	(0.58)	(0.00)[d]	(0.00)[d]	9.65	(5.63%	)	9,120	1.95%	1.65%	0.14%
12/31/13	10.97	0.08		(0.82)	(0.74)	-	-	10.23	(6.75%	)	9,122	1.81%	1.65%	0.76%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	36%	32%	39%	44%	145%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are nine series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Asset Momentum Fund (“Asset Momentum Fund”)

MML Dynamic Bond Fund (“Dynamic Bond Fund”)

MML Equity Rotation Fund (“Equity Rotation Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Special Situations Fund (“Special Situations Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on

Notes to Financial Statements (Continued)

the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs.

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements (Continued)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Equity Rotation Fund and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2017. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2017, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3	Total
Asset Momentum Fund
Asset Investments
Common Stock	$7,401,438	$2,985,796	*	$-	$10,387,234
U.S. Treasury Obligations	-	3,990,332		-	3,990,332
Mutual Funds	11,095,888	-		-	11,095,888
Short-Term Investments	-	3,747,691		-	3,747,691

Total Investments	$18,497,326	$10,723,819		$-	$29,221,145

Asset Derivatives
Forward Contracts	$-	$139,238		$-	$139,238
Futures Contracts	339,060	-		-	339,060

Total	$339,060	$139,238		$-	$478,298

Liability Derivatives
Forward Contracts	$-	$(19,993)		$-	$(19,993)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Dynamic Bond Fund
Asset Investments
Common Stock	$13,654	$-	$-		$13,654
Corporate Debt	-	112,653,931	-		112,653,931
Municipal Obligations	-	260,144	-		260,144
Non-U.S. Government Agency Obligations	-	126,912,108	-		126,912,108
Sovereign Debt Obligations	-	10,414,631	-		10,414,631
U.S. Government Agency Obligations and Instrumentalities	-	60,441,154	-		60,441,154
U.S. Treasury Obligations	-	109,047,707	-		109,047,707
Mutual Funds	11,926,498	-	-		11,926,498
Short-Term Investments	-	19,342,958	-		19,342,958

Total Investments	$11,940,152	$439,072,633	$-		$451,012,785

High Yield Fund
Asset Investments
Preferred Stock	$-	$1,041,527	$-		$1,041,527
Bank Loans (Less Unfunded Loan Commitments)	-	6,678,354	-		6,678,354
Corporate Debt	-	120,874,360	-		120,874,360
Short-Term Investments	-	5,293,482	-		5,293,482
Unfunded Loan Commitments***	-	-	(3,750	)**	(3,750)

Total Investments	$-	$133,887,723	$(3,750)		$133,883,973

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$9,177,602	$-		$9,177,602
Municipal Obligations	-	155,662	-		155,662
Non-U.S. Government Agency Obligations	-	164,456,191	1,290,960	**	165,747,151
U.S. Government Agency Obligations and Instrumentalities	-	6,335,330	-		6,335,330
U.S. Treasury Obligations	-	384,965,796	-		384,965,796
Purchased Options	-	1,627,707	-		1,627,707
Short-Term Investments	-	197,584,264	-		197,584,264

Total Investments	$-	$764,302,552	$1,290,960		$765,593,512

Asset Derivatives
Futures Contracts	$13,290	$-	$-		$13,290
Swap Agreements	-	317,357	-		317,357

Total	$13,290	$317,357	$-		$330,647

Liability Derivatives
Futures Contracts	$(8,622)	$-	$-		$(8,622)
Swap Agreements	-	(553,984)	-		(553,984)

Total	$(8,622)	$(553,984)	$-		$(562,606)

Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$106,297,249	$-		$106,297,249
Municipal Obligations	-	65,724	-		65,724
Non-U.S. Government Agency Obligations	-	78,956,039	1,661,032	**	80,617,071
U.S. Government Agency Obligations and Instrumentalities	-	2,384,895	-		2,384,895
U.S. Treasury Obligations	-	5,888,352	-		5,888,352

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund (Continued)
Asset Investments (Continued)
Purchased Options	$-	$918,326	$-	$918,326
Short-Term Investments	-	48,551,792	-	48,551,792

Total Investments	$-	$243,062,377	$1,661,032	$244,723,409

Asset Derivatives
Futures Contracts	$353,886	$-	$-	$353,886

Liability Derivatives
Futures Contracts	$(143,016)	$-	$-	$(143,016)
Swap Agreements	-	(141,929)	-	(141,929)

Total	$(143,016)	$(141,929)	$-	$(284,945)

Small Cap Equity Fund
Asset Investments
Common Stock	$116,628,886	$453,108 *	$-	$117,081,994
Mutual Funds	9,444,321	-	-	9,444,321
Short-Term Investments	-	2,783,591	-	2,783,591

Total Investments	$126,073,207	$3,236,699	$-	$129,309,906

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$956,252	$1,490,771	$-	$2,447,023
Brazil	602,300	3,900,981	-	4,503,281
Cayman Islands	11,799,953	7,043,341	-	18,843,294
Chile	278,944	-	-	278,944
China	-	6,184,327	-	6,184,327
Colombia	659,600	515,755	-	1,175,355
Egypt	-	459,103	-	459,103
France	-	4,547,883	-	4,547,883
Hong Kong	-	5,181,147	-	5,181,147
India	-	12,695,227	-	12,695,227
Indonesia	-	2,740,932	-	2,740,932
Italy	-	1,256,364	-	1,256,364
Malaysia	-	1,316,438	-	1,316,438
Mexico	5,180,604	-	-	5,180,604
Netherlands	394,310	124,562	-	518,872
Nigeria	-	317,502	-	317,502
Philippines	-	4,328,679	-	4,328,679
Portugal	-	211,855	-	211,855
Republic of Korea	-	7,194,802	-	7,194,802
Russia	-	7,030,194	-	7,030,194
South Africa	-	2,831,935	-	2,831,935
Spain	-	320,634	-	320,634
Taiwan	-	6,431,562	-	6,431,562
Turkey	-	1,190,856	-	1,190,856
United Arab Emirates	-	2,025,734	-	2,025,734
United Kingdom	-	5,762,956	-	5,762,956
United States	62,932	-	-	62,932

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
Preferred Stock
Brazil	$-	$1,373,949	*	$-	$1,373,949
India	78,938	-		-	78,938
Mutual Funds	2,356,190	-		-	2,356,190
Rights	-	529,222		-	529,222
Short-Term Investments	-	2,266,896		-	2,266,896

Total Investments	$22,370,023	$89,273,607		$-	$111,643,630

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.
**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.
***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2017.

Statement of Assets and Liabilities location:	Dynamic Bond Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Small Cap Equity Fund	Special Situations Fund	Strategic Emerging Markets Fund
Receivables for:
Investments sold on a when-issued basis			X

Payables for:
Investments purchased on a when-issued basis	X	X
Collateral held for reverse repurchase agreements		X
Collateral held for open purchased options		X	X
Reverse repurchase agreements		X
Securities on loan				X		X
Due to custodian			X		X

The Funds had no transfers between Levels of the fair value hierarchy during the year ended December 31, 2017. The Funds recognize transfers between the Levels as of the beginning of the year.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2017, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Asset Momentum Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	M
Directional Exposures to Currencies	A
Intention to Create Investment Leverage in Portfolio	M

Futures Contracts**
Hedging/Risk Management	A	A	A
Duration/Credit Quality Management	M	A	A
Substitution for Direct Investment	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M

Interest Rate Swaps***
Hedging/Risk Management		A
Duration Management		A
Asset/Liability Management		M
Substitution for Direct Investment		M
Intention to Create Investment Leverage in Portfolio		M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A
Income		A	A
Substitution for Direct Investment		A	M
Intention to Create Investment Leverage in Portfolio		M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A
Income		A	A
Substitution for Direct Investment		A	A
Intention to Create Investment Leverage in Portfolio		M	M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Asset Momentum Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund
Options (Purchased)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A
Substitution for Direct Investment		A	A
Directional Investment		A	A
Intention to Create Investment Leverage in Portfolio		M	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2017, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Momentum Fund
Asset Derivatives
Forward Contracts*	$-	$-	$139,238	$-	$139,238
Futures Contracts^^	-	339,060	-	-	339,060

Total Value	$-	$339,060	$139,238	$-	$478,298

Liability Derivatives
Forward Contracts^	$-	$-	$(19,993)	$-	$(19,993)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$231,919	$-	$231,919
Futures Contracts	-	2,733,775	-	-	2,733,775

Total Realized Gain (Loss)	$-	$2,733,775	$231,919	$-	$2,965,694

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$41,345	$-	$41,345
Futures Contracts	-	371,241	-	-	371,241

Total Change in Appreciation (Depreciation)	$-	$371,241	$41,345	$-	$412,586

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$1,627,707	$1,627,707
Futures Contracts^^	-	-	-	13,290	13,290
Swap Agreements*	-	-	-	317,357	317,357

Total Value	$-	$-	$-	$1,958,354	$1,958,354

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(8,622)	$(8,622)
Swap Agreements^	(513,580)	-	-	(40,404)	(553,984)

Total Value	$(513,580)	$-	$-	$(49,026)	$(562,606)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(141,314)	$(141,314)
Futures Contracts	-	-	-	(96,476)	(96,476)
Swap Agreements	93,881	-	-	102,404	196,285

Total Realized Gain (Loss)	$93,881	$-	$-	$(135,386)	$(41,505)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(78,047)	$(78,047)
Futures Contracts	-	-	-	(14,128)	(14,128)
Swap Agreements	(313,299)	-	-	(197,398)	(510,697)

Total Change in Appreciation (Depreciation)	$(313,299)	$-	$-	$(289,573)	$(602,872)

Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$918,326	$918,326
Futures Contracts^^	-	-	-	353,886	353,886

Total Value	$-	$-	$-	$1,272,212	$1,272,212

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(143,016)	$(143,016)
Swap Agreements^	(141,929)	-	-	-	(141,929)

Total Value	$(141,929)	$-	$-	$(143,016)	$(284,945)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(78,884)	$(78,884)
Futures Contracts	-	-	-	509,535	509,535
Swap Agreements	(8,495)	-	-	-	(8,495)

Total Realized Gain (Loss)	$(8,495)	$-	$-	$430,651	$422,156

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(44,035)	$(44,035)
Futures Contracts	-	-	-	174,412	174,412
Swap Agreements	(84,744)	-	-	-	(84,744)

Total Change in Appreciation (Depreciation)	$(84,744)	$-	$-	$130,377	$45,633

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in each Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions
Asset Momentum Fund	140	$5,546,395	$-	$-
Inflation-Protected and Income Fund	41	-	49,357,500	11,116,667
Short-Duration Bond Fund	736	-	2,775,833	6,235,833

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2017.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2017.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Asset Momentum Fund
HSBC Bank USA	$139,238	$-	$-	$139,238

Inflation-Protected and Income Fund
Bank of America N.A.	$20,708	$(20,708)	$-	$-
Barclays Bank PLC	1,627,707	-	(1,627,707)	-
Goldman Sachs International	97,761	(97,761)	-	-
JP Morgan Chase Bank N.A.	198,888	(100,961)	-	97,927

	$1,945,064	$(219,430)	$(1,627,707)	$97,927

Short-Duration Bond Fund
Barclays Bank PLC	$918,326	$-	$(918,326)	$-

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2017.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Asset Momentum Fund
Barclays Bank PLC	$(1,946)	$-	$-	$(1,946)
JP Morgan Chase Bank N.A.	(18,047)	-	-	(18,047)

	$(19,993)	$-	$-	$(19,993)

Inflation-Protected and Income Fund
Bank of America N.A.	$(40,404)	$20,708	$-	$(19,696)
Goldman Sachs International	(412,619)	97,761	260,232	(54,626)
JP Morgan Chase Bank N.A.	(100,961)	100,961	-	-

	$(553,984)	$219,430	$260,232	$(74,322)

Notes to Financial Statements (Continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Short-Duration Bond Fund
Goldman Sachs International	$(141,929)	$-	$-	$(141,929)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2017, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the

Notes to Financial Statements (Continued)

buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange

Notes to Financial Statements (Continued)

rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the

Notes to Financial Statements (Continued)

underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The High Yield Fund entered into certain loan agreements which are unfunded. The High Yield Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the High Yield Fund’s Portfolio of Investments. At December 31, 2017, the High Yield Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Notes to Financial Statements (Continued)

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at December 31, 2017:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
BNP Paribas SA	$(74,574,500)	$74,574,500	$-	$-
Daiwa Securities	(58,105,000)	58,105,000	-	-
Goldman Sachs & Co.	(64,633,711)	64,633,711	-	-
HSBC Bank USA	(94,453,250)	94,453,250	-	-
Morgan Stanley & Co. LLC	(44,526,425)	44,526,425	-	-

	$(336,292,886)	$336,292,886	$-	$-

*	Collateral with a value of $346,860,859 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Reverse repurchase transactions outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

At December 31, 2017, the average balance outstanding for open reverse repurchase agreements for the Inflation-Protected and Income Fund was $330,551,130. The maximum balance outstanding for the Inflation-Protected and Income Fund was $341,095,786 during the year ended December 31, 2017. The weighted average maturity was 65 days, at a weighted average interest rate of 1.17%.

Notes to Financial Statements (Continued)

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
U.S. Treasury Obligations	$-	$44,526,425	$291,766,461	$-	$336,292,886

Total Borrowings	$-	$44,526,425	$291,766,461	$-	$336,292,886

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2017, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Notes to Financial Statements (Continued)

Security loans can be terminated at the discretion of either the Agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2017.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended December 31, 2017, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Cap Equity Fund	$149,658	$29,169	$120,489
Strategic Emerging Markets Fund	8,919	1,664	7,255

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Notes to Financial Statements (Continued)

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends	and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Asset Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, Special Situations Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Asset Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.475%
Equity Rotation Fund	0.30%
High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%
Special Situations Fund	0.45%

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, DoubleLine Capital, LP (“DoubleLine”), pursuant to which DoubleLine serves as the subadviser to the Dynamic Bond Fund. This agreement provides that DoubleLine manage the investment and reinvestment of the assets of the Fund. DoubleLine receives a subadvisory fee from MassMutual based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

For the Asset Momentum Fund, Dynamic Bond Fund, Equity Rotation Fund, High Yield Fund, Short-Duration Bond Fund, Special Situations Fund, and Strategic Emerging Markets Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Asset Momentum Fund	0.15%	0.15%
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Asset Momentum Fund*	0.80%	1.05%
Dynamic Bond Fund*	0.60%	0.85%
Equity Rotation Fund*	0.65%	0.90%
Short-Duration Bond Fund*	0.55%	0.80%
Special Situations Fund*	0.80%	1.05%
Strategic Emerging Markets Fund**	1.35%	1.60%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2018.
**	Expense caps in effect through April 30, 2019. Prior to July 1, 2017, the expenses were capped at 1.40% and 1.65%, respectively.

Notes to Financial Statements (Continued)

MML Advisers has agreed to waive 0.10% of the advisory fee of the High Yield Fund through April 30, 2018.

MML Advisers has agreed to voluntarily waive 0.04% of the advisory fee of the Strategic Emerging Markets Fund through April 30, 2018. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Momentum Fund	$-	$8,656,861	$-	$3,792,989
Dynamic Bond Fund	259,421,861	180,754,450	264,621,500	148,621,143
Equity Rotation Fund	-	17,155,248	-	16,414,002
High Yield Fund	-	84,382,897	-	79,620,450
Inflation-Protected and Income Fund	77,889,577	110,637,356	86,619,515	134,548,566
Short-Duration Bond Fund	28,996,296	83,360,857	51,443,270	94,471,046
Small Cap Equity Fund	-	52,636,039	-	58,434,834
Special Situations Fund	-	11,024,230	-	10,284,476
Strategic Emerging Markets Fund	-	37,711,748	-	53,555,908

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These policies have been designed to ensure that cross-trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. These trades are included within the respective purchases and sales amounts shown in the table above, as applicable.

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount
Asset Momentum Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	222,641	2,729,754	13,802	143,267
Redeemed	-	-	-	-

Net increase (decrease)	222,641	$2,729,754	13,802	$143,267

Asset Momentum Fund Service Class I
Sold	47,139	$540,352	79,133	$769,914
Issued as reinvestment of dividends	11,829	144,546	472	4,891
Redeemed	(26,810)	(306,897)	(13,993)	(139,613)

Net increase (decrease)	32,158	$378,001	65,612	$635,192

Dynamic Bond Fund Class II
Sold	687,953	$6,869,531	1,967,334	$19,730,005
Issued as reinvestment of dividends	1,639,034	16,309,191	1,238,887	12,384,957
Redeemed	(10)	(106)	(1,811,608)	(18,518,299)

Net increase (decrease)	2,326,977	$23,178,616	1,394,613	$13,596,663

Dynamic Bond Fund Service Class I
Sold	180,547	$1,803,315	306,722	$3,060,637
Issued as reinvestment of dividends	13,347	132,594	6,138	61,280
Redeemed	(43,886)	(438,026)	(58,001)	(585,364)

Net increase (decrease)	150,008	$1,497,883	254,859	$2,536,553

Equity Rotation Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	114,382	1,587,623	22,578	257,157
Redeemed	-	-	-	-

Net increase (decrease)	114,382	$1,587,623	22,578	$257,157

Equity Rotation Fund Service Class I
Sold	67,346	$852,925	26,050	$261,848
Issued as reinvestment of dividends	5,312	73,519	376	4,270
Redeemed	(7,287)	(91,594)	(1,273)	(13,560)

Net increase (decrease)	65,371	$834,850	25,153	$252,558

High Yield Fund Class II
Sold	72,493	$736,500	295,975	$2,921,195
Issued as reinvestment of dividends	666,037	6,733,125	854,296	8,197,683
Redeemed	(766,585)	(7,841,780)	(3,988,962)	(39,527,479)

Net increase (decrease)	(28,055)	$(372,155)	(2,838,691)	$(28,408,601)

High Yield Fund Service Class I
Sold	1,123,560	$11,449,809	598,074	$5,781,914
Issued as reinvestment of dividends	250,466	2,522,628	206,300	1,979,564
Redeemed	(591,403)	(6,027,452)	(568,429)	(5,393,673)

Net increase (decrease)	782,623	$7,944,985	235,945	$2,367,805

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Initial Class
Sold	4,320,401	$44,155,126	3,173,898	$32,854,113
Issued as reinvestment of dividends	1,242,674	12,591,573	874,258	9,077,612
Redeemed	(5,205,339)	(53,302,611)	(5,541,789)	(57,254,526)

Net increase (decrease)	357,736	$3,444,088	(1,493,633)	$(15,322,801)

Inflation-Protected and Income Fund Service Class
Sold	566,179	$5,768,415	556,761	$5,721,767
Issued as reinvestment of dividends	143,782	1,450,545	98,067	1,014,617
Redeemed	(790,642)	(8,053,934)	(861,017)	(8,847,076)

Net increase (decrease)	(80,681)	$(834,974)	(206,189)	$(2,110,692)

Short-Duration Bond Fund Class II
Sold	4,891,268	$47,856,521	8,113,707	$79,725,554
Issued as reinvestment of dividends	570,980	5,576,475	382,932	3,741,339
Redeemed	(4,364,667)	(42,785,841)	(3,648,831)	(35,740,980)

Net increase (decrease)	1,097,581	$10,647,155	4,847,808	$47,725,913

Short-Duration Bond Fund Service Class I
Sold	1,194,751	$11,699,414	1,611,348	$15,759,014
Issued as reinvestment of dividends	78,763	768,427	57,403	560,359
Redeemed	(1,353,260)	(13,244,624)	(892,832)	(8,732,232)

Net increase (decrease)	(79,746)	$(776,783)	775,919	$7,587,141

Small Cap Equity Fund Initial Class
Sold	748,535	$7,413,356	810,550	$6,946,646
Issued as reinvestment of dividends	488,738	4,581,957	344,289	2,985,481
Redeemed	(1,666,648)	(16,508,349)	(1,650,378)	(14,045,628)

Net increase (decrease)	(429,375)	$(4,513,036)	(495,539)	$(4,113,501)

Small Cap Equity Fund Service Class
Sold	498,369	$4,891,993	196,340	$1,662,742
Issued as reinvestment of dividends	76,502	706,144	42,763	365,594
Redeemed	(258,722)	(2,520,735)	(182,294)	(1,519,077)

Net increase (decrease)	316,149	$3,077,402	56,809	$509,259

Special Situations Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	2,999	34,572	11,263	110,492
Redeemed	-	-	-	-

Net increase (decrease)	2,999	$34,572	11,263	$110,492

Special Situations Fund Service Class I
Sold	17,958	$185,012	16,009	$140,095
Issued as reinvestment of dividends	-	-	144	1,404
Redeemed	(2,646)	(27,502)	(897)	(8,232)

Net increase (decrease)	15,312	$157,510	15,256	$133,267

Strategic Emerging Markets Fund Class II
Sold	428,946	$4,394,256	1,403,238	$11,815,350
Issued as reinvestment of dividends	7,498	81,649	44,808	401,484
Redeemed	(2,184,104)	(22,897,472)	(1,811,377)	(15,695,357)

Net increase (decrease)	(1,747,660)	$(18,421,567)	(363,331)	$(3,478,523)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount
Strategic Emerging Markets Fund Service Class I
Sold	340,961	$3,526,710	288,730	$2,431,282
Issued as reinvestment of dividends	-	-	2,531	22,753
Redeemed	(211,553)	(2,213,746)	(175,761)	(1,511,499)

Net increase (decrease)	129,408	$1,312,964	115,500	$942,536

6.	Federal Income Tax Information

At December 31, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$25,259,074	$4,460,035	$(61,330)	$4,398,705
Dynamic Bond Fund	452,242,978	6,653,114	(7,883,307)	(1,230,193)
Equity Rotation Fund	24,908,199	6,438,725	(161,335)	6,277,390
High Yield Fund	135,649,618	4,861,012	(5,126,657)	(265,645)
Inflation-Protected and Income Fund	763,978,832	5,221,733	(4,014,287)	1,207,446
Short-Duration Bond Fund	245,888,939	2,061,658	(3,110,976)	(1,049,318)
Small Cap Equity Fund	106,295,454	26,535,288	(3,520,836)	23,014,452
Special Situations Fund	19,432,705	4,709,938	(122,812)	4,587,126
Strategic Emerging Markets Fund	88,481,077	27,653,779	(4,491,468)	23,162,311

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2017, for federal income tax purposes, there were no unused capital losses.

At December 31, 2017, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Dynamic Bond Fund	$477,711	$631,504
High Yield Fund	39,518	2,291,957
Inflation-Protected and Income Fund	1,637,710	2,714,967
Short-Duration Bond Fund	33,440	3,785,367
Special Situations Fund	1,387,962	-
Strategic Emerging Markets Fund	3,375,497	3,837,956

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$926,326	$1,947,974	$-
Dynamic Bond Fund	15,868,305	573,480	-
Equity Rotation Fund	202,311	1,458,831	-
High Yield Fund	8,673,722	-	582,031
Inflation-Protected and Income Fund	11,359,432	-	2,682,686
Short-Duration Bond Fund	6,273,558	-	71,344
Small Cap Equity Fund	935,676	4,352,425	-
Special Situations Fund	34,572	-	-
Strategic Emerging Markets Fund	81,649	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$148,158	$-	$-
Dynamic Bond Fund	12,446,237	-	-
Equity Rotation Fund	261,427	-	-
High Yield Fund	10,177,247	-	-
Inflation-Protected and Income Fund	10,092,229	-	-
Short-Duration Bond Fund	4,301,698	-	-
Small Cap Equity Fund	1,043,899	2,307,176	-
Special Situations Fund	76,278	-	35,618
Strategic Emerging Markets Fund	424,237	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2017:

Amount
Strategic Emerging Markets Fund	$166,707

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2017, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, partnership basis adjustments, treasury inflation protected securities, the deferral of wash sale losses, and deferred Trustee compensation.

Notes to Financial Statements (Continued)

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$337,029	$464,159	$(1,264)	$4,420,706
Dynamic Bond Fund	191,195	(1,109,215)	(24,606)	(1,230,193)
Equity Rotation Fund	9,351	1,839,108	(1,315)	6,277,390
High Yield Fund	-	(2,331,475)	(19,309)	(265,645)
Inflation-Protected and Income Fund	-	(4,352,677)	(84,665)	1,484,399
Short-Duration Bond Fund	-	(3,818,807)	(32,251)	(1,049,318)
Small Cap Equity Fund	4,007,933	11,571,735	(31,985)	23,014,452
Special Situations Fund	-	(1,387,962)	(1,142)	4,587,126
Strategic Emerging Markets Fund	170,688	(7,213,453)	(11,624)	23,140,249

During the year ended December 31, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Momentum Fund	$(555)	$(231,789)	$232,344
Dynamic Bond Fund	68	(697,832)	697,764
Equity Rotation Fund	(38,398)	39,147	(749)
High Yield Fund	(581,961)	157,631	424,330
Inflation-Protected and Income Fund	(2,682,374)	(1,251,863)	3,934,237
Short-Duration Bond Fund	(71,228)	(1,032,067)	1,103,295
Small Cap Equity Fund	(909)	90,832	(89,923)
Special Situations Fund	7,402	(15,301)	7,899
Strategic Emerging Markets Fund	39	(311,070)	311,031

The Funds did not have any unrecognized tax benefits at December 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments.

In November 2016, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016- 18”). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statement of cash flows for MML Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the MML Series Investment Fund II as of December 31, 2017, and the results of their operations for the year then ended, the cash flows of MML Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2018

We have served as the auditor of one or more of the MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee Chairman	Since 2005 2006-2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2005	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2012	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company.	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	93	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 72	Trustee	Since 2012	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 51	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

Eric H. Wietsma Age: 51	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 47	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Asset Momentum Fund	6.56%
Equity Rotation Fund	100.00%
Small Cap Equity Fund	97.53%
Special Situations Fund	100.00%
Strategic Emerging Markets Fund	9.09%

For the year ended December 31, 2017, the following Fund(s) earned the following foreign sources of income:

Amount
Strategic Emerging Markets Fund	$1,834,150

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in September 2017, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and OppenheimerFunds, Inc. for the Strategic Emerging Markets Fund to clarify its terms with respect to foreign currency transactions (the “Amended Agreement”).

Prior to the vote being taken to approve the Amended Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Agreement became effective on September 14, 2017.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2017:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Momentum Fund
Class II	$1,000	0.80%	$1,181.30	$4.40	$1,021.20	$4.08
Service Class I	1,000	1.05%	1,180.50	5.77	1,019.90	5.35
Dynamic Bond Fund
Class II	1,000	0.59%	1,013.40	2.99	1,022.20	3.01
Service Class I	1,000	0.84%	1,011.60	4.26	1,021.00	4.28
Equity Rotation Fund
Class II	1,000	0.65%	1,162.70	3.54	1,021.90	3.31
Service Class I	1,000	0.90%	1,161.80	4.90	1,020.70	4.58
High Yield Fund
Class II	1,000	0.74%	1,019.20	3.77	1,021.50	3.77
Service Class I	1,000	0.99%	1,017.40	5.03	1,020.20	5.04

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Initial Class	$1,000	0.59%	$1,021.30	$3.01	$1,022.20	$3.01
Service Class	1,000	0.84%	1,020.40	4.28	1,021.00	4.28
Short-Duration Bond Fund
Class II	1,000	0.55%	1,007.80	2.78	1,022.40	2.80
Service Class I	1,000	0.80%	1,006.00	4.04	1,021.20	4.08
Small Cap Equity Fund
Initial Class	1,000	0.71%	1,067.90	3.70	1,021.60	3.62
Service Class	1,000	0.96%	1,066.60	5.00	1,020.40	4.89
Special Situations Fund
Class II	1,000	0.80%	1,104.00	4.24	1,021.20	4.08
Service Class I	1,000	1.05%	1,102.70	5.56	1,019.90	5.35
Strategic Emerging Markets Fund
Class II	1,000	1.35%	1,135.20	7.27	1,018.40	6.87
Service Class I	1,000	1.60%	1,135.20	8.61	1,017.10	8.13

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2017, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-44299-00

Item 2. Code of Ethics.

As of December 31, 2017, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2017, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2017 and 2016 were $405,855 and $396,013, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2017 and 2016 were $82,164 and $79,857, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2017 and 2016 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2017 and 2016 were $12,495,135 and $13,284,827, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-

14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date     2/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date     2/21/2018

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date     2/21/2018